  As filed with the Securities and Exchange Commission on October 29, 1999

                                                     Registration Nos. 33-36528;
                                                                        811-6161


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /
                                                                          ---
    Pre-Effective Amendment No. ___                                      /   /
                                                                          ---
    Post-Effective Amendment No. 43                                      / X /
                                                                          ---

REGISTRATION STATEMENT UNDER THE INVESTMENT
        COMPANY ACT OF 1940                                              / X /
                                                                          ---

    Amendment No.  45                                                    / X /
                                                                          ---

                       PIMCO FUNDS: MULTI-MANAGER SERIES
              (Exact Name of Registrant as Specified in Charter)

               840 Newport Center Drive, Newport Beach, CA 92660
              (Address of principal executive offices) (Zip code)

                                (949) 760-4867
             (Registrant's telephone number, including area code)

Name and address
of agent for service:        Copies to:
---------------------        ----------
Stephen J. Treadway          Newton B. Schott, Jr.,    Joseph B. Kittredge, Esq.
c/o PIMCO Funds              Esq.                      Ropes & Gray
Distributors LLC             c/o PIMCO Funds           One International Place
2187 Atlantic Street         Distributors LLC          Boston, Massachusetts
Stamford, Connecticut        2187 Atlantic Street      02110
 06902                       Stamford, Connecticut
                             06902


It is proposed that this filing will become effective (check appropriate box):

/   /  Immediately upon filing pursuant to paragraph (b)
 ---

/ X /  On November 1, 1999 pursuant to paragraph (b)
 ---

/   /  60 days after filing pursuant to paragraph (a)(1)
 ---

/   /  On November 1, pursuant to paragraph (a)(1)
 ---

/   /  75 days after filing pursuant to paragraph (a)(2)
 ---
/   /  On [date] pursuant to paragraph (a)(2) of rule 485
 ---

If appropriate, check the following box:
/   /  This post-effective amendment designates a new effective date for a
 ---   previously filed post-effective amendment.

[Front Cover]

PIMCO Funds Prospectus

Multi-Manager Series

November 1, 1999

Institutional and Administrative
Share Classes


This Prospectus describes 21 mutual funds offered by PIMCO Funds: Multi-Manager Series.

The Funds provide access to the professional investment advisory services offered by PIMCO Advisors L.P. and its investment management affiliates. You can call the Trust at 1-800-927-4648 to find out more about the Funds and other funds in the PIMCO Funds family. You can also visit our website at www.pimcofunds.com.


The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.


Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Summary Information.....................................................   3
   Fund Descriptions, Performance and Fees..............................   5
     International Fund.................................................   6
     Capital Appreciation Fund..........................................   8
     Mid-Cap Growth Fund................................................  10
     Small-Cap Growth Fund..............................................  12
     Micro-Cap Growth Fund..............................................  14
     Core Equity Fund...................................................  16
     Mid-Cap Equity Fund................................................  18
     International Growth Fund..........................................  20
     Equity Income Fund.................................................  22
     Value Fund.........................................................  24
     Value 25 Fund......................................................  26
     Small-Cap Value Fund...............................................  28
     Growth Fund........................................................  30
     Target Fund........................................................  32
     Opportunity Fund...................................................  34
     Innovation Fund....................................................  36
     Renaissance Fund...................................................  38
     Enhanced Equity Fund...............................................  40
     Tax-Efficient Equity Fund..........................................  42
     Structured Emerging Markets Fund...................................  44
     Tax-Efficient Structured Emerging Markets Fund.....................  46
   Summary of Principal Risks...........................................  48
Management of the Funds.................................................  53
Investment Options (Institutional and Administrative Class Shares)......  61
Purchases, Redemptions and Exchanges....................................  62
How Fund Shares Are Priced..............................................  68
Fund Distributions......................................................  69
Tax Consequences........................................................  71
Characteristics and Risks of Securities and Investment Techniques.......  72
Financial Highlights....................................................  82

                              Summary Information

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. and its affiliates. As of March 31, 1999, PIMCO Advisors and its affiliates managed approximately $248.7 billion, including assets for 42 of the 200 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds offered in this Prospectus. The table below compares certain investment characteristics of the Funds. More detailed information is provided under "Fund Descriptions, Performance and Fees" below.


--------------------------------------------------------------------------------------------------------------------------------
  Sub-Adviser and Fund                  Investment Objective                         Main Investments
--------------------------------------------------------------------------------------------------------------------------------
  Blairlogie Capital Management
        International                   Capital appreciation through investment in   Common stocks of foreign (non-U.S.)
                                        an international portfolio; income is        issuers (developed and emerging markets)
                                        incidental
--------------------------------------------------------------------------------------------------------------------------------
  Cadence Capital Management
      Capital Appreciation              Growth of capital                            Common stocks of companies with market
                                                                                     capitalizations of at least $1 billion
                                                                                     that have improving fundamentals and whose
                                                                                     stock is reasonably valued by the market
--------------------------------------------------------------------------------------------------------------------------------
      Mid-Cap Growth                    Growth of capital                            Common stocks of companies with market
                                                                                     capitalizations of more than $500 million
                                                                                     (excluding the largest 200 companies) that
                                                                                     have improving fundamentals and whose
                                                                                     stock is reasonably valued by the market
--------------------------------------------------------------------------------------------------------------------------------
      Small-Cap Growth                  Growth of capital                            Common stocks of companies with market
                                                                                     capitalizations of $50 million to $1
                                                                                     billion that have improving fundamentals
                                                                                     and whose stock is reasonably valued by
                                                                                     the market
--------------------------------------------------------------------------------------------------------------------------------
      Micro-Cap Growth                  Long-term growth of capital                  Common stocks of companies with market
                                                                                     capitalizations of less than $100 million
                                                                                     that have improving fundamentals and whose
                                                                                     stock is reasonably valued by the market
--------------------------------------------------------------------------------------------------------------------------------
  Columbus Circle Investors
      Core Equity                       Long-term growth of capital, with income     Common stocks of companies with market
                                        as a secondary objective                     capitalizations of more than $10 billion
--------------------------------------------------------------------------------------------------------------------------------
      Mid-Cap Equity                    Long-term growth of capital                  Common stocks of companies with market
                                                                                     capitalizations of $1 billion to $10 billion
--------------------------------------------------------------------------------------------------------------------------------
      International Growth              Long-term capital appreciation               An international portfolio of equity and
                                                                                     equity-related securities
--------------------------------------------------------------------------------------------------------------------------------
  NFJ Investment Group
      Equity Income                     Current income as a primary objective;       Common stocks of companies with market
                                        long-term growth of capital as a secondary   capitalizations of more than $2 billion
                                        objective                                    that have below-average price to earnings
                                                                                     ratios and higher dividend yields relative
                                                                                     to their industry groups
--------------------------------------------------------------------------------------------------------------------------------
      Value                             Long-term growth of capital and income       Common stocks of companies with market
                                                                                     capitalizations of more than $2 billion
                                                                                     that are undervalued relative to their
                                                                                     industry groups
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  Sub-Adviser and Fund                  Investment Objective                         Main Investments
--------------------------------------------------------------------------------------------------------------------------------
      Value 25                          Long-term growth of capital and income       Approximately 25 common stocks with market
                                                                                     capitalizations of between $1 billion and
                                                                                     $5 billion and below-average price to
                                                                                     earnings ratios relative to their industry
                                                                                     groups and equity markets generally
--------------------------------------------------------------------------------------------------------------------------------
      Small-Cap Value                   Long-term growth of capital and income       Common stocks of companies with market
                                                                                     capitalizations of between $100 million
                                                                                     and $1 billion and below-average price to
                                                                                     earnings ratios relative to their industry
                                                                                     groups
--------------------------------------------------------------------------------------------------------------------------------
  PIMCO Equity Advisors
      Growth                            Long-term growth of capital; income is       Common stocks of companies with market
                                        incidental                                   capitalizations of at least $5 billion
--------------------------------------------------------------------------------------------------------------------------------
      Target                            Capital appreciation; no consideration       Common stocks of companies with market
                                        given to income                              capitalizations of between $1 billion and
                                                                                     $10 billion
--------------------------------------------------------------------------------------------------------------------------------
      Opportunity                       Capital appreciation; no consideration       Common stocks of companies with market
                                        given to income                              capitalizations of less than $2 billion
--------------------------------------------------------------------------------------------------------------------------------
      Innovation                        Capital appreciation; no consideration       Common stocks of technology-related
                                        given to income                              companies
--------------------------------------------------------------------------------------------------------------------------------
      Renaissance                       Long-term growth of capital and income       Common stocks having below-average
                                                                                     valuations where the company's business
                                                                                     fundamentals are improving
--------------------------------------------------------------------------------------------------------------------------------
  Parametric Portfolio Associates
      Enhanced Equity                   A total return which equals or exceeds the   Common stocks represented in the S&P 500
                                        total return performance of an index         Index
                                        (currently the S&P 500 Index) representing
                                        the performance of a reasonably broad
                                        spectrum of common stocks that are
                                        publicly traded in the U.S.
--------------------------------------------------------------------------------------------------------------------------------
      Tax-Efficient Equity              Maximum after-tax growth of capital          A broadly diversified portfolio of at
                                                                                     least 250 common stocks of companies
                                                                                     represented in the S&P 500 Index
--------------------------------------------------------------------------------------------------------------------------------
      Structured Emerging               Long-term growth of capital                  Common stocks of companies located in
      Markets                                                                        emerging market countries
--------------------------------------------------------------------------------------------------------------------------------
      Tax-Efficient Structured          Same as the Structured Emerging Markets      Common stocks of companies located in
      Emerging Markets                  Fund, except the Fund seeks to achieve       emerging market countries
                                        superior after-tax returns by employing a
                                        variety of tax-efficient management
                                        strategies
--------------------------------------------------------------------------------------------------------------------------------

FUND DESCRIPTIONS, PERFORMANCE AND FEES

   The Funds provide a broad range of investment choices. The summaries below identify each Fund's investment objective, principal investments and strategies, and principal risks. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries. The summaries also show the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Funds.

   It is possible to lose money on investments in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PIMCO International Fund

Investment Objective
Seeks capital appreciation through investment in an international portfolio; income is an incidental consideration

Fund Focus
Common stocks of foreign (non-U.S.) issuers


Approximated Number of Holdings
150-200

Approximate Capitalization Range
Over $5 billion

Dividend Frequency
At least annually


Principal Investments and Strategies
The Fund normally invests at least 65% of its assets in an international portfolio of common stocks, which may or may not pay dividends. The Fund may also invest in other types of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities.

The portfolio manager uses a "top down" approach in selecting investments for the Fund. He first determines country allocations for the Fund by considering such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other financial, social, national and political factors. The portfolio manager then notifies Blairlogie's country specialists of the desired country weightings and the specialists select stocks within each country according to growth, quality and value characteristics.

The Fund normally invests in securities traded principally in developed foreign securities markets, with particular emphasis on Japanese, European, Pacific and Australian securities markets. However, the Fund has no prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund will also invest in emerging markets and may invest in securities of foreign issuers traded on U.S. markets. The Fund will normally not invest in securities of U.S. issuers traded on U.S. securities markets.

The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar. It may also invest directly in foreign currencies, use derivatives and invest up to 10% of its assets in other investment companies.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and equity securities principally traded in the U.S., including securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund are:

     . Foreign Investment Risk             . Derivatives Risk
     . Currency Risk                       . Concentration Risk
     . Market Risk                         . Leveraging Risk
     . Issuer Risk                         . Interest Rate Risk
     . Value Securities Risk               . Credit Risk
     . Growth Securities Risk              . Management Risk
     . Liquidity Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class C, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class C performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and expenses paid by Class C shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (9/30/98), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class C shares. The Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. The Fund had different sub-advisers during the periods prior to November 15, 1994, and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                       PIMCO International  Fund

Calendar Year Total Returns-Class C

                         [Plot points for bar chart.]

28.51%  -15.50%  19.92%  -5.84%   33.47%   -8.16%  5.79%  5.76%  1.85%   8.27%

 1989     1990     1991    1992    1993     1994    1995   1996   1997    1998

                            Calendar Year End



More Recent Return Information

1/1/99-9/30/99                     5.34%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)           16.44%
Lowest (7/1/98 - 9/30/98)             -22.16%




Average Annual Total Returns (for periods ended 12/31/98)


                                                                 Fund Inception
                                1 Year   5 Years   10 Years        (8/25/86)
--------------------------------------------------------------------------------
Class C                         7.30     2.53      6.37         6.41
--------------------------------------------------------------------------------
Institutional Class             9.68%    3.74%     7.61%        7.65%
--------------------------------------------------------------------------------
Administrative Class            9.10%    3.43%     7.31%        7.36%
--------------------------------------------------------------------------------
MSCI EAFE Index*                20.33%   9.50%     5.85%        9.09%
--------------------------------------------------------------------------------
Lipper International Fund       12.99%   7.81%     9.15%        9.77%
 Average*

 * The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of foreign developed and emerging market stocks. It is not possible to invest directly in the index. The Lipper International Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges. The Fund began operations on 8/25/86. Index comparisons begin on 8/31/86.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and
hold Institutional Class or Administrative Class shares of the Fund         None

Shareholder Fees (fees paid directly from your investment - such as sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                   EXAMPLE: Assuming you either redeem or do not
                                                                                  redeem your shares at the end of each period.

                                 Admini-      Distribution      Total Annual      Year
                     Advisory    strative    and/or Service    Fund Operating
Share Class            Fees        Fees       (12b-1) Fees        Expenses        1          3          5         10
--------------------------------------------------------------------------------------------------------------------------------
Institutional          0.55%       0.50%         None              1.05%          107       $334       $579       $1,283
--------------------------------------------------------------------------------------------------------------------------------
Administrative         0.55        0.50          0.25%             1.30           132        412        713        1,568

PIMCO Capital Appreciation Fund


Investment Objective
Seeks growth of capital

Fund Focus
Larger capitalization common stocks



Approximated Number of Holdings
60-100

Approximate Capitalization Range
At least $1 billion

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of larger capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of the 1,000 largest capitalization stocks in the U.S. market for a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.



Principal Risks

Among the principal risks of investing in the Fund are:

    . Market Risk
    . Issuer Risk
    . Value Securities Risk
    . Growth Securities Risk
    . Credit Risk
    . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (7/31/96), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                        PIMCO Capital Appreciation Fund


Calendar Year Total Returns-Institutional Shares

                         [Plot points for bar chart.]

7.51%    17.70%   -4.26%   37.14%   26.79%   34.22%   17.59%

 1992     1993      1994    1995     1996     1997     1998

                               Calendar Year End



More Recent Return Information

1/1/99-9/30/99                       -0.92%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)            19.68%
Lowest (7/1/98 - 9/30/98)              -14.16%




Average Annual Total Returns (for periods ended 12/31/98)


                                                            Fund Inception
                                       1 Year    5 Years       (3/8/91)
-----------------------------------------------------------------------------
Institutional Class                    17.59%    21.32%         19.74%
-----------------------------------------------------------------------------
Administrative Class                   17.26%    21.02%         19.45%
-----------------------------------------------------------------------------
S&P 500 Index*                         28.58%    24.06%         19.58%
-----------------------------------------------------------------------------
Lipper Capital Appreciation Fund       20.49%    15.02%         14.91%
 Average*


* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Capital Appreciation Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that have an investment objective of maximum capital appreciation. It does not take into account sales charges. The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.




Your Expenses

The information below describes the fees and expenses you may pay if you buy and
hold Institutional Class or Administrative Class shares of the Fund         None

Shareholder Fees (fees paid directly from your investment - such as sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                   EXAMPLE: Assuming you either redeem or do not
                                                                                  redeem your shares at the end of each period.

                                 Admini-      Distribution      Total Annual      Year
                     Advisory    strative    and/or Service    Fund Operating
Share Class            Fees        Fees       (12b-1) Fees        Expenses        1          3          5         10
--------------------------------------------------------------------------------------------------------------------------------
Institutional          0.45%       0.25%         None              0.70%          $72       $224       $390       $  871
--------------------------------------------------------------------------------------------------------------------------------
Administrative         0.45        0.25          0.25%             0.95            97        303        525        1,166

PIMCO Mid-Cap Growth Fund

Investment Objective
Seeks growth of capital

Fund Focus
Medium capitalization common stocks



Approximated Number of Holdings
60-100

Approximate Capitalization Range
Over $500 million (excluding the largest 200 companies)

Dividend Frequency
At least annually



Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of medium capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of companies in the U.S. market with market capitalizations over $500 million, but excluding the 200 largest capitalization companies. The screen involves a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median screen ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.



Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk
     . Issuer Risk
     . Value Securities Risk
     . Growth Securities Risk
     . Smaller Company Risk
     . Liquidity Risk
     . Credit Risk
     . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                       PIMCO Mid-Cap Growth Fund

Calendar Year Total Returns-Institutional Class

                         [Plot points for bar chart.]

9.18%    15.77%    -2.36%    37.29%    23.36%    34.17%    7.93%

1992      1993      1994      1995      1996      1997     1998

                               Calendar Year End

More Recent Return Information

1/1/99-9/30/99                     -8.22%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)         17.77%
Lowest (7/1/98 - 9/30/98)           -14.40%


Average Annual Total Returns (for periods ended 12/31/98)

                                                        Fund Inception
                                   1 Year   5 Years        (8/26/91)
----------------------------------------------------------------------------
Institutional Class              7.93%     19.08%       18.23%
----------------------------------------------------------------------------
Administrative Class             7.81%     18.81%       17.95%
----------------------------------------------------------------------------
Russell Mid-Cap Index*           10.09%    17.34%       17.18%
----------------------------------------------------------------------------

Lipper Mid-Cap Fund Average*     12.39%    14.86%       14.76%


* The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Mid-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholders Fees (fees paid directly from your investment - such as       None
        sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                     Example:Assuming you either redeem or do not redeem your
                                                                     shares at the end of each period.

                          Admini-    Distribution    Total Annual    Year
               Advisory   strative   and/or Service  Fund Operating
Share Class    Fees       Fees       (12b-1) Fees    Expenses         1      3      5      10
------------------------------------------------------------------------------------------------------------------------------
Institutional   0.45%      0.25%        None          0.70%          $72    $224   $390   $  871
------------------------------------------------------------------------------------------------------------------------------
Administrative  0.45       0.25         0.25%         0.95            97     303    525    1,166

PIMCO Small-Cap Growth Fund

Investment Objective
Seeks growth of capital

Fund Focus
Smaller capitalization common stocks



Approximated Number of Holdings
60-100

Approximate Capitalization Range
$50 million to $1 billion

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of smaller capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of companies in the U.S. market with market capitalizations between $50 million and $1 billion. The screen involves a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median screen ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk                         . Smaller Company Risk
        . Issuer Risk                         . Liquidity Risk
        . Value Securities Risk               . Credit Risk
        . Growth Securities Risk              . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (9/27/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                   PIMCO Small-Cap Growth Fund

Calendar Year Total Returns-Institutional Class

                         [Plot points for bar chart.]

16.69%     24.45%     0.54%     21.85%     16.84%     26.72%    -8.50%

 1992       1993      1994       1995       1996       1997      1998

                               Calendar Year End

More Recent Return Information

1/1/99-9/30/99                      -10.21%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (4/1/97 - 6/30/97)             18.48%
Lowest (7/1/98 - 9/30/98)             -24.84%


Average Annual Total Returns (for periods ended 12/31/98)

                                                          Fund Inception
                                    1 Year   5 Years        (1/7/91)
-------------------------------------------------------------------------
Institutional Class                  -8.50%    10.66%        18.44%
-------------------------------------------------------------------------
Administrative Class                 -8.89%    10.49%        18.22%
-------------------------------------------------------------------------
Russell 2000 Index*                  -2.55%    11.86%        17.37%
-------------------------------------------------------------------------

Lipper Small-Cap Fund Average*       -0.23%    13.12%        17.69%


* The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Small-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $1 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 1/7/91. Index comparisons begin on 12/31/90.




Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholdet Fees (fees paid directly from your investment - such as       None
sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                       Example: Assuming you either redeem or do
                                                                                       not redeem your shares at the end of each
                                                                                       period.

                                 Admini-        Distribution        Total Annual       Year
                      Advisory   strative      and/or Service      Fund Operating
Share Class             Fees       Fees         (12b-1) Fees          Expenses         1            3       5          10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional           1.00%      0.25%           None                1.25%           $127      $397      $686     $1,511
-----------------------------------------------------------------------------------------------------------------------------------
Administrative          1.00       0.25            0.25%               1.50            153        474       818      1,791

PIMCO Micro-Cap Growth Fund


Investment Objective
Seeks long-term growth of capital

Fund Focus
Very small capitalization common stocks



Approximated Number of Holding
60-100

Approximate Capitalization Range
Less than $100 million

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of very small capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of companies in the U.S. market with market capitalizations less than $100 million. The screen involves a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median screen ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.


Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk                             . Smaller Company Risk
        . Issuer Risk                             . Liquidity Risk
        . Value Securities Risk                   . Credit Risk
        . Growth Securities Risk                  . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (4/1/96), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                   PIMCO Micro-Cap Growth Fund

Calendar Year Total Returns-Institutional Class

                         [Plot points for bar chart.]

1.02%     36.25%     23.83%     36.69%     -3.88%

1994       1995       1996       1997       1998

                               Calendar Year End

More Recent Return Information

1/1/99-9/30/99                         -6.99%


QUARTERLY RETURN INFORMATION
(for periods shown in the bar chart)

Highest (7/1/97 - 9/30/97)               21.61%
Lowest (7/1/98 - 9/30/98)               -20.71%





Average Annual Total Returns (for periods ended 12/31/98)

                                                         Fund Inception
                                     1 Year    5 Years      (6/25/93)
------------------------------------------------------------------------------
Institutional Class                  -3.88%    17.50%        19.21%
------------------------------------------------------------------------------
Administrative Class                 -4.08%    17.21%        18.92%
------------------------------------------------------------------------------
Russell 2000 Index*                  -2.55%    11.86%        12.95%
------------------------------------------------------------------------------

Lipper Micro-Cap Fund Average*        3.87%    11.94%        13.11%


* The Russell 2000 Index is a capitalized weighted broad based index of small capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Micro-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $300 million at the time of investment. It does not take into account sales charges. The Fund began operations on 6/25/93. Index comparisons begin on 6/30/93.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees (fees paid directly from your investment - such as     None
        sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                             Example: Assuming you either redeem or
                                                                                             do not redeem your shares at the end
                                                                                             of each period.

                                 Admini-        Distribution            Total Annual         Year
                      Advisory   strative      and/or Service          Fund Operating
Share Class             Fees       Fees         (12b-1) Fees              Expenses            1       3           5       10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional           1.25%      0.25%           None                    1.50%             $153    $474        $818    $1,791
-----------------------------------------------------------------------------------------------------------------------------------
Administrative          1.25       0.25            0.25%                   1.75               178     551         949     2,062

Core Equity Fund


Investment Objective
Seeks long-term growth of capital, with income as a secondary objective

Fund Focus

Large capitalization common stocks



Approximated Number of Holdings

40

Approximate Capitalization Range

More than $10 billion

Divedend Frequency
At least annually


Principal Investments and Strategies


The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $10 billion at the time of investment.

 The Fund usually invests in approximately 40 common stocks. The Fund attempts to achieve a higher total return performance than the S&P 500 Index over a reasonable measurement period. In selecting stocks, the portfolio managers use two distinct investment disciplines. Approximately 50% of the value of the Fund's portfolio is selected using a "Growth" style. The portfolio manager of this Growth segment seeks to own companies with well-defined "wealth creating" characteristics, including superior earnings growth, high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify dominant companies that are gaining market share, have superior management and possess a sustainable competitive advantage. The Fund sells stocks in the Growth segment when the portfolio manager believes that earnings, sentiment and relative performance are disappointing or if an alternative investment is more attractive. The remainder of the Fund's portfolio (approximately 50% of its value) is selected using a "Value" style. The portfolio manager of this Value segment invests primarily in common stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price to earnings, price to book, and price to cash flow ratios. The portfolio manager analyzes stocks to identify the key drivers of financial results and catalysts for change that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager sells stocks in the Value segment when he believes that the issuers' business fundamentals are weakening or when their valuations have become excessive.

The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives. The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:


          . Market Risk            . Smaller Company Risk     . Currency Risk
          . Issuer Risk            . Liquidity Risk           . Leveraging Risk
          . Value Securities Risk  . Derivatives Risk         . Credit Risk
          . Growth Securities Risk . Foreign Investment Risk  . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (5/31/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                   PIMCO Core Equity Fund

Calendar Year Total Returns-Institutional Class

                         [Plot points for bar chart.]

 27.96%         17.95%         25.32%         41.06%

  1995           1996           1997           1998

More Recent Return Information

1/1/99-9/30/99                        5.33%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)             24.90%
Lowest (7/1/98 - 9/30/98)               -11.38%



Average Annual Total Returns (for periods ended 12/31/98)

                                               Fund Inception
                                    1 Year       (12/28/94)
---------------------------------------------------------------
Institutional Class                 41.06%        27.77%
---------------------------------------------------------------
Administrative Class                40.47%        27.41%
---------------------------------------------------------------
S&P 500 Index*                      28.58%        30.51%
---------------------------------------------------------------

Lipper Growth Fund Average*         23.42%        24.41%

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Growth Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented i the major unmanaged stock indexes. It does not take into acount sales EXPENSES sales charges. The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholders Fees (fees paid directly from your investment - such as      None
        sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                            Example: Assuming you either redeem or
                                                                                            do not redeem your shares at the end of
                                                                                            each period.

                                Admini-        Distribution            Total Annual         Year
                     Advisory   strative      and/or Service          Fund Operating
Share Class           Fees       Fees          (12b-1) Fees              Expenses            1      3         5       10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional         0.57%      0.25%            None                    0.82%             $ 84   $262      $455    $1,014
-----------------------------------------------------------------------------------------------------------------------------------
Administrative        0.57       0.25             0.25%                   1.07               109    340       590     1,306

PIMCO Mid-Cap Equity Fund


Investment Objective
Seeks long-term growth of capital

Fund Focus

Medium and large capitalization common stocks



Approximated Number of Holdings

40

Approximate Capitalization Range

$1 billion to $10 billion

Dividend Frequency
At least annually



Principal Investments and Strategies



The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $1 billion to $10 billion at the time of investment.

The Fund usually invests in approximately 40 common stocks. In selecting stocks, the portfolio managers use two distinct investment disciplines. Approximately 50% of the value of the Fund's portfolio is selected using a "Growth" style. The portfolio manager of this Growth segment seeks to own companies with well-defined "wealth creating" characteristics, including superior earnings growth, high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify dominant companies that are gaining market share, have superior management and possess a sustainable competitive advantage. The Fund sells stocks in the Growth segment when the portfolio manager believes that earnings, sentiment and relative performance are disappointing or if an alternative investment is more attractive. The remainder of the Fund's portfolio (approximately 50% of its value) is selected using a "Value" style. The portfolio manager of this Value segment invests primarily in common stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price to earnings, price to book, and price to cash flow ratios. The portfolio manager analyzes stocks to identify the key drivers of financial results and catalysts for change that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager sells stocks in the Value segment when he believes that the issuers' business fundamentals are weakening or when their valuations have become excessive.

The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives. The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk            . Smaller Company Risk    . Currency Risk
            . Issuer Risk            . Liquidity Risk          . Leveraging Risk
            . Value Securities Risk  . Derivatives Risk        . Credit Risk
            . Growth Securities Risk . Foreign Investment Risk . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                       PIMCO Mid-Cap Equity Fund

Calendar Year Total Returns-Institutional Class

                         [Plot points for bar chart.]

31.72%    17.31%    16.22%    29.89%

1995      1996      1997      1998


                   Calendar Year End

Most Recent Return Information
1/1/99-9/30/99                       8.34%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)            22.19%
Lowest (7/1/98 - 9/30/98)              -11.53%

Average Annual Total Returns (for periods ended 12/31/98)

                                               Fund Inception
                                    1 Year       (12/28/94)
----------------------------------------------------------------
Institutional Class                29.89%      23.53%
----------------------------------------------------------------
Administrative Class               29.56%      23.23%
----------------------------------------------------------------
S&P Mid-Cap 400 Index*             19.12%      25.22%
----------------------------------------------------------------
Lipper Mid-Cap Fund Average*       12.39%      19.91%

* The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly i the index. The Lipper Mid-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees (fees paid directly from your investment - such as      None
        sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                            Example: Assuming you either redeem or
                                                                                            do not redeem your shares at the end of
                                                                                            each period.

                                Admini-        Distribution            Total Annual         Year
                     Advisory   strative      and/or Service          Fund Operating
Share Class            Fees       Fees         (12b-1) Fees              Expenses            1        3       5      10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional          0.63%      0.25%            None                   0.88%             $ 90   $281      $488  $1,084
-----------------------------------------------------------------------------------------------------------------------------------
Administrative         0.63       0.25             0.25%                  1.13               115    359       622   1,375

PIMCO International Growth Fund

Investment Objective
Seeks long-term capital appreciation

Fund Focus
Equity and equity-related securities of foreign (non-U.S.) issuers



Approximated Number of Holdings
[_]

Approximate Capitalization Range
[_]

Dividend Frequency
At least annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of equity and equity-related securities of companies whose principal activities are in countries other than the U.S. The Fund will normally invest in securities traded in non-U.S. securities markets and in securities of foreign issuers traded on U.S. markets.

             The Fund will normally not invest in securities of U.S. issuers traded on U.S. securities markets. Otherwise, the Fund may invest in securities markets of any country in the world, including developed and emerging markets. The Fund will normally invest at least 65% of its assets in equity securities of issuers which exhibit growth characteristics, such as superior earnings growth, high profitability and consistent, predictable earnings. The Fund may also invest in issuers which do not exhibit growth characteristics, but whose securities are thought to be undervalued, based on characteristics such as price to earnings, price to book and price to cash flow ratios.

             The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar. It may also invest directly in foreign currencies, use derivatives and invest up to 10% of its assets in other investment companies.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and equity securities principally traded in the U.S., including securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

   . Foreign Investment Risk   . Growth Securities Risk   . Concentration Risk
   . Emerging Markets Risk     . Value Securities Risk    . Leveraging Risk
   . Currency Risk             . Smaller Company Risk     . Credit Risk
   . Market Risk               . Liquidity Risk           . Management Risk
   . Issuer Risk               . Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. The Fund's Administrative Class shares do not have a performance history. Performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                         PIMCO International Growth Fund
Calendar Year Total Returns

[Plot point for bar chart.]

39.40%

1998

                               Calendar Year End

More Recent Return Information
1/1/99-9/30/99                        42.56%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)          25.14%
Lowest (7/1/98 - 9/30/98)            -17.79%



Average Annual Total Returns (for periods ended 12/31/98)

                                                        Fund Inception
                                          1 Year          (12/31/97)
--------------------------------------------------------------------------
Institutional Class                        39.40%           39.40%
--------------------------------------------------------------------------
Administrative Class                       39.06%           39.06%
--------------------------------------------------------------------------
MSCI EAFE Index*                           20.34%           20.34%
--------------------------------------------------------------------------
Lipper International Fund Average*         12.99%           12.99%


*The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index. The Lipper International Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges. [Administrative Class performance not yet available].

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees (fees paid directly from your investment - such as         None
       sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you either redeem or
                                                                                           do not redeem your shares at the end of
                                                                                           each period.

                                 Admini-        Distribution           Total Annual         Year
                     Advisory   strative       and/or Service         Fund Operating
Share Class            Fees       Fees          (12b-1) Fees             Expenses           1      3         5         10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional         0.85%      0.50%             None                   1.35%             $137   $428      $739      $1,624
-----------------------------------------------------------------------------------------------------------------------------------
Administrative        0.85       0.50              0.25                   1.60               163    505       871       1,900

PIMCO Equity Income Fund

Investment Objective
Seeks current income as a primary objective, and long-term growth of capital as a secondary objective

Fund Focus
Income producing common stocks with potential for capital appreciation



Approximated Number of Holdings
40-50

Approximate Capitalization Range
Over $2 billion

Dividend Frequency
Quarterly



Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund's initial selection universe consists of the 1,000 largest publicly traded companies in the U.S. The universe also includes American Depository Receipts (ADRs) that are included in the S&P 500 Index as well as ADRs that are drug or energy related.

The portfolio managers partition this universe by industry and, through the use of both fundamental and quantitative research, identify the most undervalued stocks in each industry. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields.

The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 stocks with the lowest share price to company earnings (P/E) ratios.

The portfolio managers select stocks for the Fund only if they meet parameters for fundamental quality, trading liquidity and price momentum. They also use quantitative models to analyze stocks.

The portfolio managers replace a stock whenever a different stock within the same industry has a significantly lower P/E ratio or a higher dividend yield than the Fund's current holding.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.


Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk
        . Issuer Risk
        . Value Securities Risk
        . Credit Risk
        . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                   PIMCO Equity Income Fund

Calendar Year Total Returns-Institutional Class

                         [Plot points for bar chart.]

14.75%    8.47%     -1.61%    33.47%    21.48    31.38%     8.37%

 1992     1993       1994      1995     1996      1997      1998

                               Calendar Year End


More Recent Return Information
1/1/99-9/30/99                         0.80%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)          13.98%
Lowest (7/1/98 - 9/30/98)            -10.93%



Average Annual Total Returns (for periods ended 12/31/98)

                                                                        Fund Inception
                                            1 Year          5 Years        (3/8/91
----------------------------------------------------------------------------------------
Institutional Class                         8.37%           17.83%          16.51%
----------------------------------------------------------------------------------------
Administrative Class                        8.12%           17.54%          16.22%
----------------------------------------------------------------------------------------
S&P 500 Index*                             28.58%           24.06%          19.58%
----------------------------------------------------------------------------------------
Lipper Equity Income Fund Average*         11.90%           16.50%          15.59%

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Equity Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that seek relatively higher growth of income through investing 60% or more of their portfolios in equities. It does not take into account sales charges. The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as     None
        sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                             Example: Assuming you either redeem
                                                                                             or do not redeem your shares at the
                                                                                             end of each period.

                                  Admini-        Distribution            Total Annual        Year
                      Advisory   strative      and/or Service           Fund Operating
Share Class             Fees       Fees         (12b-1) Fees              Expenses           1        3        5         10
--------------------------------------------------------------------------------------------------------------------------------
Institutional          0.45%      0.25%            None                    0.70%             $72    $224     $390        $  871
--------------------------------------------------------------------------------------------------------------------------------
Administrative         0.45       0.25             0.25%                   0.95               97     303      525         1,166

PIMCO Value Fund


Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Undervalued common stocks relative to their industry groups



Approximated Number of Holdings
50

Approximate Capitalization Range
At least $2 billion

Dividend Frequency
Quarterly


Principal investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund's initial selection universe consists of the 1,000 largest publicly traded companies in the U.S. The universe also includes American Depository Receipts (ADRs) that are included in the S&P 500 Index as well as ADRs that are drug or energy related.

The portfolio managers partition this universe by industry and identify the most undervalued stocks in each industry. After narrowing the universe to approximately 150 possible candidates, the portfolio managers select one holding from each of 50 industry groups.

The portfolio managers select stocks only if they meet parameters for fundamental quality and trading liquidity. Issue weighting is dependent upon dividend yield and price momentum considerations. The managers also consider quantitative models for investment timing purposes.

The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace companies within the same industry group when a replacement candidate's valuation reaches a level that is considerably lower the valuation of an existing holding.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.


Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk
        . Issuer Risk
        . Value Securities Risk
        . Credit Risk
        . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the chart and Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                   PIMCO Value Fund

Calendar Year Total Returns-Institutional Class Shares

                         [Plot points for bar chart.]

13.15%   16.41%   -4.07%    38.91%  20.34%    26.21%    10.17%

 1992     1993     1994      1995    1996      1997      1998

                               Calendar Year End

More Recent Return Information
1/1/99-9/30/99                       5.18%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)          17.19%
Lowest (7/1/98 - 9/30/98)            -13.23%



Average Annual Total Returns (for periods ended 12/31/98)

                                                                          Fund Inception
                                               1 Year       5 Years        (12/30/91)
--------------------------------------------------------------------------------------------
Institutional Class                            10.17%       17.39%        16.74%
--------------------------------------------------------------------------------------------
Administrative Class                            9.77%       17.10%        16.45%
--------------------------------------------------------------------------------------------
S&P 500 Index*                                 28.58%       24.06%        19.51%
--------------------------------------------------------------------------------------------
Lipper Growth and Income Fund Average*         15.80%       18.42%        15.94%

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Growth and Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. It does not take into account sales charges. The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as    None
        sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                            Example: Assuming you either redeem or
                                                                                            do not redeem your shares at the end
                                                                                            of each period.

                                 Admini-        Distribution            Total Annual        Year
                     Advisory   strative      and/or Service           Fund Operating
Share Class            Fees       Fees         (12b-1) Fees               Expenses          1      3      5       10
----------------------------------------------------------------------------------------------------------------------------------
Institutional         0.45%      0.25%            None                    0.70%             $72  $224    $390    $   871
----------------------------------------------------------------------------------------------------------------------------------
Administrative        0.45       0.25             0.25%                   0.95               97   303     525      1,166

PIMCO Value 25 Fund


Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Medium capitalization common stocks



Approximated Number of Holdings
25

Approximate Capitalization Range
Between $1 billion and $5 billion

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations between $1 billion and $5 billion at the time of investment and below average P/E ratios relative to their industry groups.

The Fund normally invests in approximately 25 stocks. The portfolio managers classify a universe of approximately 2,000 stocks by industry, each of which have market capitalizations between $1 billion and $5 billion at the time of investment. They then screen the universe to find the stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens.

The portfolio managers then analyze those stocks which pass the screenings and conduct fundamental research on those companies that appear to be the most undervalued by the market. They select approximately 25 stocks, diversified across industries, on an equal-weighted basis for the Fund.

The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace companies within the same industry group when a replacement candidate's valuation reaches a level that is considerably lower than the valuation of the existing holding.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.


Principal Risks

Among the principal risks of investing in the Fund are:


        . Market Risk                   . Liquidity Risk
        . Issuer Risk                   . Concentration Risk
        . Value Securities Risk         . Credit Risk
        . Smaller Company Risk          . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The Fund commenced operations in July 1998 and does not yet have a full calendar year of performance to be shown here. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

                                                   PIMCO Value 25 Fund

Your Expenses

The information below describes the fees and expenses you may pay if you buy and
hold Institutional Class or Administrative Class shares of the Fund        None

Shareholder Fees (fees paid directly from your investment - such as sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                            Example: Assuming you either redeem or
                                                                                            do not redeem your shares at the end of
                                                                                            each period.

                                 Admini-        Distribution            Total Annual        Year
                     Advisory   strative      and/or Service      Fund Operating Expenses
Share Class            Fees       Fees         (12b-1) Fees                                 1       3       5       10
----------------------------------------------------------------------------------------------------------------------------------
Institutional         0.50%      0.25%             None                    0.75%            $ 77   $240    $417    $  930
-----------------------------------------------------------------------------------------------------------------------------------
Administrative        0.50       0.25              0.25%                   1.00              102    318     552     1,225

PIMCO Small-Cap Value Fund


Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Smaller capitalization common stocks



Approximated Number of Holdings
100

Approximate Capitalization Range
Between $100 million and $1 billion

Dividend Frequency
At least annually



Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations between $100 million and $1 billion at the time of investment and below-average P/E ratios relative to the market and their respective industry groups.

The Fund's initial selection universe consists of approximately 4,500 stocks. The portfolio managers then apply a screening methodology based upon low P/E ratios, market capitalizations, trading liquidity and dividend yield to narrow this universe to approximately 500 stocks divided among approximately 160 industries.

The portfolio managers then analyze this narrowed universe using fundamental research and a disciplined investment methodology. They select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. The portfolio managers also select stocks subject to a 10% limit on the weighting for any one industry, resulting in a portfolio that has broad diversification among economic sectors.

The portfolio managers replace a stock if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index or stocks in its industry group. The portfolio managers also consider quantitative models for investment timing purposes.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.


Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk                                   . Liquidity Risk
        . Issuer Risk                                   . Credit Risk
        . Value Securities Risk                         . Management Risk
        . Smaller Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (11/1/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                   PIMCO Small-Cap Value Fund

Calendar Year Total Returns-Institutional Class

                         [Plot points for bar chart.]

 18.27%    13.39%    -4.07%    24.98%    27.22%    34.47%    -9.16%

  1992      1993      1994      1995      1996      1997      1998

More Recent Return Information
1/1/99-9/30/99                        -4.69%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (7/1/97 - 9/30/97)               15.91%
Lowest (7/1/98 - 9/30/98)               -18.61%

Average Annual Total Returns (for periods ended 12/31/98)

                                                             Fund Inception
                                        1 Year    5 Years      (10/1/91)
------------------------------------------------------------------------------
Institutional Class                     -9.16%    13.62%       14.78%
------------------------------------------------------------------------------
Administrative Class                    -9.37%    13.33%       14.49%
------------------------------------------------------------------------------
Russell 2000 Index*                     -2.55%    11.86%       14.13%
------------------------------------------------------------------------------
Lipper Small-Cap Fund Average*          -0.23%    13.12%       14.69%

* The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Small-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $1 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees (fees paid directly from your investment-such as           None
        sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.


                                                                                            Example: Assuming you either redeem or
                                                                                            do not redeem your shares at the end of
                                                                                            each period.

                                Admini-        Distribution            Total Annual         Year
                     Advisory   strative      and/or Service          Fund Operating
Share Class            Fees       Fees         (12b-1) Fees              Expenses           1        3       5       10
------------------------------------------------------------------------------------------------------------------------------------
Institutional          0.60%      0.25%            None                    0.85%             $ 87    $271    $471    $1,049
------------------------------------------------------------------------------------------------------------------------------------
Administrative         0.60       0.25             0.25%                   1.10              112     350     606     1,340

PIMCO Growth Fund

Investment Objective
Seeks long-term growth of capital; income is an incidental consideration

Fund Focus
Larger capitalization common stocks




Approximate Number of Holdings
35-40

Approximate Capitalization Range
At least $5 billion

Dividend Frequency
At least annually

Principal Investment and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of at least $5 billion at the time of investment.

The Fund focuses on stocks of companies that the portfolio manager believes will experience relatively rapid earnings growth.

The portfolio manager seeks to identify quality growth companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.


Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk                                    . Currency Risk
        . Issuer Risk                                    . Leveraging Risk
        . Growth Securities Risk                         . Interest Rate Risk
        . Derivatives Risk                               . Credit Risk
        . Foreign Investment Risk                        . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund did not offer Institutional Class or Administrative Class shares during the periods shown. Although Class C, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class C performance would be lower than Institutional Class or Administrative Class performance because of the higher expenses paid by Class C shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges. The Average Annual Total Returns table also shows estimated historical performance for Institutional Class and Administrative Class shares based on the performance of the Fund's Class C shares. The Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1 fees) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                               PIMCO Growth Fund

Calendar Year Total Returns-Class C

                          [Plot points for bar chart]

37.45%   0.29%  41.88%   2.08%    9.32%  -0.75%  27.47%  17.52%  21.84%  38.90%

 1989    1990    1991    1992     1993    1994    1995    1996    1997    1998

                               Calendar Year End


More Recent Return Information
1/1/99-9/30/99             2.66%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)   25.12%
Lowest  (7/1/90 - 9/30/90)    -13.14%

Average Annual Total Returns (for periods ended 12/31/98)

                                                                          Fund
                                                                        Inception
                                   1 Year      5 Years     10 Years     (2/24/84)
--------------------------------------------------------------------------------------
Institutional Class                40.47%      21.64%       19.92%       19.33%
--------------------------------------------------------------------------------------
Administrative Class               40.13%      21.34%       19.63%       19.03%
--------------------------------------------------------------------------------------
Class C                            37.90%      20.27%       18.57%       17.98%
--------------------------------------------------------------------------------------
S&P 500 Index*                     28.58%      24.06%       19.21%       18.44%
--------------------------------------------------------------------------------------
Lipper Growth Fund Average*        23.42%      18.74%       16.74%       15.58%

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Growth Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. It does not take into account sales charges. The Fund began operations on 2/24/84. Index comparisons begin on 12/31/84.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees (fees paid directly from your investment - such as         None
     sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                        Example: Assuming you either redeem or do
                                                                                        not redeem your shares at the end of each
                                                                                        period.

                                  Admini-        Distribution        Total Annual       Year
                       Advisory   strative      and/or Service      Fund Operating
Share Class              Fees       Fees         (12b-1) Fees          Expenses           1         3         5          10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional            0.50%     0.25%            None                0.75%          $ 77      $240      $417      $  930
-----------------------------------------------------------------------------------------------------------------------------------
Administrative           0.50      0.25            0.25%                1.00            102       318       552       1,225

PIMCO Target Fund


Investment Objective
Seeks capital appreciation; no consideration is given to income

Fund Focus
Medium capitalization common stocks


Approximated Number Of Holdings
40-60

Approximate Capitalization Range
Between $1 billion and $10 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

The Fund focuses on stocks of companies that the portfolio manager believes will experience relatively rapid earnings growth.

The portfolio manager seeks to identify quality growth companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                                . Foreign Investment Risk
     . Issuer Risk                                . Currency Risk
     . Growth Securities Risk                     . Leveraging Risk
     . Smaller Company Risk                       . Interest Rate Risk
     . Liquidity Risk                             . Credit Risk
     . Derivatives Risk                           . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. This is because the Fund did not offer Institutional Class or Administrative Class shares during the periods shown. Although Class A, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. The Average Annual Total Returns table also shows estimated historical performance for Institutional Class and Administrative Class shares based on the performance of the Fund's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1 fees) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. Prior to March 6, 1999, Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                               PIMCO Target Fund

Calendar Year Total Returns-Class A

                          [Plot points for bar chart]

24.52%     3.09%      30.31%     15.68%     15.44%    23.27%

 1993       1994       1995       1996       1997       1998

                               Calendar Year End


More Recent Return Information
1/1/99-9/30/99                         8.62%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)          21.18%
Lowest (7/1/98 - 9/30/98)            -13.15%


Average Annual Total Returns (for periods ended 12/31/98)

                                                                     Fund Inception
                                          1 Year       5 Years         (12/17/92)
--------------------------------------------------------------------------------------
Institutional Class                       24.64%        18.67%          19.94%
--------------------------------------------------------------------------------------
Administrative Class                      24.33%        18.37%          19.65%
--------------------------------------------------------------------------------------
Class A                                   17.32%        16.76%          18.27%
--------------------------------------------------------------------------------------
S&P Mid-Cap 400 Index*                    19.12%        18.85%          18.02%
--------------------------------------------------------------------------------------
Lipper Mid-Cap Fund Average*              12.24%        14.88%          14.74%

* The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Mid-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees (fees paid directly from your investment - such as         None
             sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                            Example: Assuming you either redeem or do not
                                                                            redeem your shares at the end of each period.

                            Admini-      Distribution      Total Annual     Year
                 Advisory   strative    and/or Service    Fund Operating
Share Class        Fees       Fees       (12b-1) Fees        Expenses           1          3          5          10
-----------------------------------------------------------------------------------------------------------------------------
Institutional      0.55%      0.25%          None             0.80          $  82       $255       $444      $  990
-----------------------------------------------------------------------------------------------------------------------------
Administrative     0.55       0.25           0.25%            1.05            107        334         579      1,283

PIMCO Opportunity Fund

Investment Objective
Seeks Capital Appreciation; no consideration is given to income

Fund Focus
Smaller Capitalization Common Stocks


Approximated Number Of Holdings
60-100

Approximate Capitalization Range
Between $100 Million And $2 Billion

Dividend Frequency
At least annually

Principal Investments And Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of less than $2 billion at the time of investment.

The Fund focuses on stocks of companies that the portfolio manager believes will experience relatively rapid earnings growth.

The portfolio manager seeks to identify quality growth companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                                 . Foreign Investment Risk
     . Issuer Risk                                 . Currency Risk
     . Value Securities Risk                       . Leveraging Risk
     . Growth Securities Risk                      . Interest Rate Risk
     . Smaller Company Risk                        . Credit Risk
     . Liquidity Risk                              . Management Risk
     . Derivatives Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund did not offer Institutional Class or Administrative Class shares during the periods shown. Although Class C, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class C performance would be lower than Institutional Class or Administrative Class performance because of the higher expenses paid by Class C shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges. The Average Annual Total Returns table also shows estimated historical performance for Institutional Class and Administrative Class shares based on the performance of the Fund's Class C shares. The Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1 fees) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                          PIMCO Opportunity Fund

Calendar Year Total Returns-Class C

                          [Plot points for bar chart]

30.65%  -7.34%  68.08%  28.46%  36.16%  -4.74%  41.43%  11.54%  -4.75%  1.29%

 1989    1990    1991    1992    1993    1994    1995    1996    1997   1998

                               Calendar Year End

More Recent Return Information
1/1/99-9/30/99                      12.55%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (1/1/91 - 3/31/91)            29.00%
Lowest (7/1/98 - 9/30/98)            -25.54%


Average Annual Total Returns (for periods ended 12/31/98)

                                                                   Fund Inception
                                    1 Year   5 Years   10 Years       (2/24/84)
-----------------------------------------------------------------------------------
Institutional Class                  2.48%     8.97%     19.19%        17.72%
-----------------------------------------------------------------------------------
Administrative Class                 2.22%     8.70%     18.90%        17.43%
-----------------------------------------------------------------------------------
Class C                              0.47%     7.73%     17.84%        16.39%
-----------------------------------------------------------------------------------
Russell 2000 Index*                 -2.55%    11.86%     12.92%        11.92%
-----------------------------------------------------------------------------------
Lipper Capital Appreciation Fund    19.99%    14.97%     14.15%        12.88%
Average*

* The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Capital Appreciation Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that have an investment objective of maximum capital appreciation. It does not take into account sales charges. The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as        None
        sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                   Example: Assuming you either redeem or do not
                                                                                   redeem your shares at the end of each period.

                                Admini-      Distribution        Total Annual      Year
                    Advisory    strative    and/or Service      Fund Operating
Share Class           Fees        Fees      (12b-1) Fees          Expenses           1       3        5        10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional         0.65%       0.25%         None                0.90%           92    $287     $498    $1,108
-----------------------------------------------------------------------------------------------------------------------------------
Administrative        0.65        0.25          0.25%               1.15           117     365      633     1,398

PIMCO Innovation Fund

Investment Objective
Seeks capital appreciation; no consideration is given to income

Fund Focus
Common Stocks Of Technology-related Companies


Approximated Number Of Holdings
40

Approximate Capitalization Range
Over $200 Million

Dividend Frequency
At Least Annually

Principal Investments And Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The portfolio manager seeks to identify quality technology-related companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                                . Currency Risk
     . Issuer Risk                                . Concentration Risk
     . Growth Securities Risk                     . Leveraging Risk
     . Smaller Company Risk                       . Interest Rate Risk
     . Liquidity Risk                             . Credit Risk
     . Derivatives Risk                           . Management Risk
     . Foreign Investment Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. This is because the Fund did not offer Institutional Class or Administrative Class shares during the periods shown. Although Class A, Institutional Class and Administrative Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. The Average Annual Total Returns table also shows estimated historical performance for Institutional Class and Administrative Class shares based on the performance of the Fund's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1 fees) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                              PIMCO Innovation Fund

Calendar Year Total Returns-Class A Shares

45.33%    23.60%    9.03%     79.41%

 1995      1996      1997      1998

                               Calendar Year End

More Recent Return Information
1/1/99-9/30/99                           32.91%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 -12/3198)               37.19%
Lowest (1/1/97 -3/31/97)                -12.56%



Average Annual Total Returns (for periods ended 12/31/98)

                                                   Fund Inception
                                    1 Year           (12/22/94)
--------------------------------------------------------------------
Institutional Class                  80.11%            37.12%
--------------------------------------------------------------------
Administrative Class                 79.67%            36.78%
--------------------------------------------------------------------
Class A                              69.54%            34.67%
--------------------------------------------------------------------
S&P 500 Index*                       28.58%            30.51%
--------------------------------------------------------------------
Lipper Science and Technology        51.44%            25.21%
 Fund Average*

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Science and Technology Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest 65% of their assets in science and technology stocks. It does not take into account sales charges. The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94. [Administrative Class performance not yet available].


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as      None
              sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                      Example: Assuming you either redeem or do not
                                                                                      redeem your shares at the end of each period.

                                Admini-       Distribution          Total Annual      Year
                    Advisory   strative      and/or Service        Fund Operating
Share Class           Fees       Fees         (12b-1) Fees            Expenses        1        3         5         10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional         0.65%     0.25%             None                  0.90%         $ 92   $287      $498      $1,108
-----------------------------------------------------------------------------------------------------------------------------------
Administrative        0.65      0.25              0.25%                 1.15           117    365       633       1,398

PIMCO Renaissance Fund


Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Undervalued stocks with improving business fundamentals


Approximated Number of Holdings
50-70

Approximate Capitalization Range
All capitalizations

Dividend Frequency
Quarterly


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

In selecting investments for the Fund, the portfolio manager determines the valuation of stocks based on characteristics such as price-to-earnings, price-to-book and price-to-cash flow ratios. The portfolio manager analyzes stocks to identify key drivers of financial results and catalysts for change, which may indicate that a company's business fundamentals are improving.

The portfolio manager sells a stock when he believes that the company's business fundamentals are weakening.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.


Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                                  . Currency Risk
     . Issuer Risk                                  . Leveraging Risk
     . Value Securities Risk                        . Interest Rate Risk
     . Derivatives Risk                             . Credit Risk
     . Foreign Investment Risk                      . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Institutional Class shares (12/30/97) and Administrative Class shares (8/31/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service (12b-1 fees) (if any) and administrative fees. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                   PIMCO Renaissance Fund

Calendar Year Total Returns-Institutional Class

                          [Plot points for bar chart]

12.45%  -14.47% 34.75%  9.02%  22.62% -3.95%  29.06%  25.82%  36.42% 11.83%

 1989     1990   1991   1992    1993   1994    1995    1996    1997   1998

                               Calendar Year End


More Recent Return Information

1/1/99-9/30/99                        0.37%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)          18.51%
Lowest (7/1/98 - 9/30/98)            -16.52%



Average Annual Total Returns (for periods ended 12/31/98)


                                                                            Fund Inception
                                           1 Year   5 Years    10 Years        (4/18/88)
-----------------------------------------------------------------------------------------------
Institutional Class                        11.83%    18.93%     15.22%           14.83%
-----------------------------------------------------------------------------------------------
Administrative Class                       11.58%    18.64%     14.93%           14.55%
-----------------------------------------------------------------------------------------------
S&P 500 Index*                             28.58%    24.06%     19.21%           18.87%
-----------------------------------------------------------------------------------------------
Lipper Equity Income Fund Average*         11.90%    16.50%     14.32%           14.23%

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Equity Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that seek relatively higher growth of income through investing 60% or more of their portfolios in equities. It does not take into account sales charges. The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as    None
     sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                      Example: Assuming you either redeem or do not
                                                                                      redeem your shares at the end of each period.

                                Admini-       Distribution          Total Annual      Year
                    Advisory   strative      and/or Service        Fund Operating
Share Class           Fees       Fees         (12b-1) Fees            Expenses        1        3         5         10
-----------------------------------------------------------------------------------------------------------------------------------
Institutional         0.60%      0.25%            None                   0.85%        $ 87  $271       $471     $1,049

Administrative        0.60       0.25             0.25%                  1.10          112   350        606      1,340

PIMCO Enhanced Equity Fund


Investment Objective
Seeks to provide a total return which equals or exceeds the total return performance of an index (currently the S&P 500 Index) that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the U.S.

Fund Focus
A portion of the common stocks represented in the S&P 500 Index



Approximated Number of Holdings
100-200

Approximate Capitalization Range
At least $5 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks represented in the S&P 500 Index. The Fund usually invests in between 100 and 200 stocks.

The portfolio managers use quantitative techniques to select stocks which provide risk-controlled exposure to the S&P 500 (in terms of volatility and diversification across industry sectors), while offering the potential for above-average returns relative to the index.

The portfolio managers rank the stocks in the S&P 500 by their exposure to both growth and value factors, including company revenues and cash flows, stock price, reported and estimated earnings, analyst ratings and earnings estimates revisions. The rankings give more weight to stocks with rising earnings expectations, reasonable valuation of those earnings and positive investor sentiment.

Using these rankings, the portfolio managers construct a sector-neutral portfolio designed to have above-average return potential and no greater volatility than the S&P 500. The Fund relies on a computer optimization model to achieve diversification and risk control relative to the S&P 500. The portfolio managers attempt to maintain this balance through frequent and modest restructuring of the portfolio.

The Fund may invest in stocks of foreign issuers if included in the S&P 500. The Fund may also use derivatives.

The Fund may change the index upon which it bases its performance without shareholder approval, although it does not expect to make such a change under ordinary circumstances.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

Among the principal risks of investing in the Fund are:

     . Market Risk                            . Foreign Investment Risk
     . Issuer Risk                            . Currency Risk
     . Value Securities Risk                  . Leveraging Risk
     . Growth Securities Risk                 . Credit Risk
     . Derivatives Risk                       . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

                                                  PIMCO Enhanced Equity Fund

Calendar Year Total Returns-Institutional Class

                          [Plot points for bar chart]

6.60%     3.71%    -0.49%     34.42%     21.15%     30.85%    26.51%

1992      1993      1994       1995       1996       1997      1998

                          Calendar Year End

More Recent Return Information

1/1/99-9/30/99                          3.34%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)            22.48%
Lowest (7/1/98 - 9/30/98)              -13.13%


Average Annual Total Returns (for periods ended 12/31/98)


                                                       Fund
                                                     Inception
                                   1 Year    5 Years (2/11/91)
--------------------------------------------------------------
Institutional Class                 26.51%    21.82%   17.39%
--------------------------------------------------------------
Administrative Class                26.14%    21.50%   17.09%
--------------------------------------------------------------
S&P 500 Index*                      28.58%    24.06%   20.42%
--------------------------------------------------------------
Lipper Growth and Income Fund       15.80%    18.42%   16.93%
 Average*

*The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Growth and Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. It does not take into account sales charges. The Fund began operations on 2/11/91. Index comparisons begin on 1/31/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as      None
     sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                           Example: Assuming you either redeem or do not redeem
                                                                           your shares at the end of each period.

                            Admini-   Distribution      Total Annual       Year
                Advisory   strative   and/or Service   Fund Operating
Share Class       Fees       Fees     (12b-1) Fees       Expenses          1      3       5       10
------------------------------------------------------------------------------------------------------------------------------------
Institutional      0.45%      0.25%       None            0.70%            $ 72   $ 224   $ 390   $   871
------------------------------------------------------------------------------------------------------------------------------------
Administrative     0.45       0.25        0.25%           0.95               97     303     525     1,166

PIMCO Tax-Efficient Equity Fund

Investment Objective
Seeks maximum after-tax growth of capital

Fund Focus
A portion of the common stocks represented in the S&P 500 Index



Approximated Number of Holdings
At least 250

Approximate Capitalization Range
Over $5 billion

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 250 common stocks. The Fund also attempts to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies. Normally, the Fund invests at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The portfolio managers attempt to produce a higher total return than the S&P 500 by using quantitative security selection techniques. There is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions. The Fund may use derivatives.

Quantitative Security Selection Techniques.
The portfolio managers use a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential. They analyze factors such as growth of sustainable earnings and dividend behavior. Stocks in the top 50% of the model's ranking are considered for purchase by the Fund. The Fund sells stocks selected from the bottom 20% of the model's ranking based on cost, current market value and anticipated benefit of replacement. The portfolio managers' sell discipline also focuses on reducing realized capital gains as indicated below.

Tax-Efficient Strategies.
The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains.

Additional tax-efficient strategies include regular portfolio rebalancing to capture available tax credits and the use of derivative hedging techniques so that the Fund can reduce its exposure to price declines without having to sell appreciated securities. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains.

Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

Principal Risks

Among the principal risks of investing in the Fund are:

     .Market Risk                        .Derivatives Risk
     .Issuer Risk                        .Leveraging Risk
     .Value Securities Risk              .Credit Risk
     .Growth Securities Risk             .Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund commenced operations in July 1998 and does not yet have a full calendar year of performance to be shown here. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

                                              PIMCO Tax-Efficient Equity Fund

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as      None
     sales charges (loads), redemption fees or exchange fees):

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                           Example: Assuming you either redeem or do not redeem
                                                                           your shares at the end of each period.

                            Admini-   Distribution      Total Annual       Year
                Advisory   strative   and/or Service   Fund Operating
Share Class       Fees       Fees     (12b-1) Fees       Expenses          1      3        5        10
------------------------------------------------------------------------------------------------------------------------------------
Institutional    0.45%       0.25%       None              0.70%            $ 72  $ 224    $ 390    $   871
------------------------------------------------------------------------------------------------------------------------------------
Administrative   0.45        0.25        0.25%             0.95               97    303      525      1,166

PIMCO Structured Emerging Markets Fund


Investment Objective
Seeks long-term growth of capital

Fund Focus
Common stocks of emerging market issuers



Approximated Number of Holdings
More than 300

Approximate Capitalization Range
All capitalizations

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies located in, or whose business relates to, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 200 stocks. The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions, except that the Fund may invest up to 5% of its net assets in debt securities of emerging market issuers.

The International Finance Corporation Investable Composite Index is the primary source for identifying emerging market countries for the Fund. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers.

The portfolio managers select countries based on factors such as level of development and equity market institutions, with primary emphasis on GNP per capita, local economic diversification, and freedom of investment flows. They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets.

The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country.

The portfolio managers select individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability.

The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar. It may also invest directly in foreign currencies and use derivatives.

Principal Risks

Among the principal risks of investing in the Fund are:

     .Foreign Investment Risk (particularly        .Liquidity Risk
      emerging market securities risk)             .Derivatives Risk
     .Currency Risk                                .Concentration Risk
     .Market Risk                                  .Leveraging Risk
     .Issuer Risk                                  .Credit Risk
     .Value Securities Risk                        .Management Risk
     .Growth Securities Risk
     .Smaller Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund commenced operations in June 1998 and does not yet have a full calendar year of performance to be shown here. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

                                         PIMCO Structured Emerging Markets Fund

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees (fees paid directly from your investment):

Fund Reimbursement Fee Imposed on Purchases, Redemptions and Exchanges    1.00%*
(as a percentage of offering, redemption or exchange price)

______________
* Unless a waiver applies, you will be charged a "Fund Reimbursement Fee" when you purchase, sell (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges -- Fund Reimbursement Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                           Example: Assuming you redeem your shares at the end of
                                                                           each period.*

                            Admini-     Distribution       Total Annual    Year
                Advisory   strative     and/or Service    Fund Operating
Share Class       Fees      Fees/(1)/  (12b-1) Fees/(2)/    Expenses       1        3       5       10
------------------------------------------------------------------------------------------------------------------------------------
Institutional      0.45%      0.50%          None             0.95%         $ 299   $ 511   $ 741   $ 1,402
------------------------------------------------------------------------------------------------------------------------------------
Administrative     0.45       0.50           0.25%            1.20            324     588     872     1,684
------------------------------------------------------------------------------------------------------------------------------------

                   Example: Assuming you do not redeem your shares.*

                   Year

Share Class        1      3       5       10
-------------------------------------------------------------------------
Institutional      $ 196  $ 400   $ 620   $  1,255
-------------------------------------------------------------------------
Administrative       221    477     753      1,540
-------------------------------------------------------------------------

* The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases, Redemptions and Exchanges -- Fund Reimbursement Fees."

PIMCO Tax-Efficient Structured Emerging Markets Fund

Investment Objective
Seeks long-term growth of capital. The Fund also seeks to achieve superior after tax returns for its shareholders by using tax-efficient management strategies.

Fund Focus
Common stocks of emerging market issuers



Approximate Capitalization Range
All capitalizations

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies located in, or whose business relates to, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 200 stocks. The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions, except that the Fund may invest up to 5% of its net assets in debt securities of emerging market issuers.

The International Finance Corporation Investable Composite Index is the primary source for identifying emerging market countries for the Fund. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers.

The portfolio managers select countries based on factors such as level of development and equity market institutions, with primary emphasis on GNP per capita, local economic diversification, and freedom of investment flows. They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets.

The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country.

The portfolio managers select individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability.

The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar. It may also invest directly in foreign currencies and use derivatives.

Tax-Efficient Strategies.
The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains.

Additional tax-efficient strategies include regular portfolio rebalancing to capture available tax credits and the use of derivative hedging techniques so that the Fund can reduce its exposure to price declines without having to sell appreciated securities. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains.

Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

Principal Risks

Among the principal risks of investing in the Fund are:

     .Foreign Investment Risk (particularly        .Liquidity Risk
      emerging market securities risk)             .Derivatives Risk
     .Currency Risk                                .Concentration Risk
     .Market Risk                                  .Leveraging Risk
     .Issuer Risk                                  .Credit Risk
     .Value Securities Risk                        .Management Risk
     .Growth Securities Risk
     .Smaller Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund commenced operations in June 1998 and does not yet have a full calendar year of performance to be shown here. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

                           PIMCO Tax-Efficient Structured Emerging Markets Fund

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund

Shareholder Fees (fees paid directly from your investment):

Fund Reimbursement Fee Imposed on Purchases, Redemptions and Exchanges    1.00%*
(as a percentage of offering, redemption or exchange price)

______________
*Unless a waiver applies, you will be charged a "Fund Reimbursement Fee" when you purchase, sell (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges -- Fund Reimbursement Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                            Example: Assuming you redeem your shares at the end of
                                                                            each period.*

                            Admini-     Distribution       Total Annual     Year
                Advisory   strative     and/or Service    Fund Operating
Share Class       Fees      Fees/(1)/  (12b-1) Fees/(2)/    Expenses        1       3       5       10
------------------------------------------------------------------------------------------------------------------------------------
Institutional      0.45%      0.50%          None             0.95%          $ 299  $ 511   $ 741   $ 1,402
------------------------------------------------------------------------------------------------------------------------------------
Administrative     0.45       0.50           0.25%            1.20             324    588     872     1,684
------------------------------------------------------------------------------------------------------------------------------------

                   Example: Assuming you do not redeem your shares.*

                   Year

Share Class        1      3       5       10
-------------------------------------------------------------------------
Institutional      $ 196  $ 400   $ 620   $  1,255
-------------------------------------------------------------------------
Administrative       221    477     753      1,540
-------------------------------------------------------------------------

* The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases, Redemptions and Exchanges -- Fund Reimbursement Fees."

                          Summary of Principal Risks

     The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in BOLD TYPE. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks.

     . Market Risk. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     . Issuer Risk. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     . Value Securities Risk. Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The [Core Equity, Mid-Cap Equity,] Equity Income, Value, Value 25, Renaissance and Small-Cap Value Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

     . Growth Securities Risk. Each Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. The Core Equity, Mid-Cap Equity, International Growth, Growth, Target, Opportunity and Innovation Funds place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

     . Smaller Company Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of COMPANIES WITH SMALLER MARKET CAPITALIZATIONS. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Small-Cap Growth, Micro-Cap Growth, Small-Cap Value and Opportunity Funds generally have the greatest exposure to this risk. The Mid-Cap Growth, Mid-Cap Equity, Value 25 and Target Funds also have substantial exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

     . Liquidity Risk. All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such ILLIQUID SECURITIES at an advantageous time or price. Funds with principal investment strategies that involve securities of COMPANIES WITH SMALLER MARKET CAPITALIZATIONS, FOREIGN SECURITIES, DERIVATIVES or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     . Derivatives Risk. All Funds except the Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, Micro-Cap Growth, Equity Income, Value, Value 25 and Small-Cap Value Funds may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques - Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds will sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss. A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     . Foreign Investment Risk. Funds that invest in FOREIGN SECURITIES, and particularly the International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in certain regions such as Southeast Asia can also adversely affect securities of other countries whose economies appear to be unrelated.

     Foreign investment risk may be particularly high to the extent that a Fund invests in EMERGING MARKET SECURITIES of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds normally invest most of their assets in emerging market securities and are particularly sensitive to these risks. The International and International Growth Funds may also invest significant portions of their assets in emerging market securities.

     To the extent that a Fund, such as the International, International Growth, Structured Emerging Markets or Tax-Efficient Structured Emerging Markets Funds, invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

     . Currency Risk. The International, International Growth, Growth, Target, Opportunity, Innovation, Renaissance, Structured Emerging Markets and Tax-Efficient Structured Markets Funds may invest directly in foreign currencies and in securities that trade in, and receive revenues in, foreign currencies. To the extent that they do so, these Funds will be subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

     . Concentration Risk. Concentration of investments in a small number of issuers, industries or foreign currencies increases risk. Funds such as the Value 25 Fund that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified Fund might be. Some of those issuers also may present substantial credit or other risks. The International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may be subject to this risk to the extent that they concentrate their assets in securities denominated in a particular foreign currency or in a concentrated geographic area outside the U.S. Similarly, the Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because it normally concentrates its investments in those companies.

     . Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Each Fund may take on leveraging risk by using REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS, by investing collateral from LOANS OF PORTFOLIO SECURITIES or through the use of WHEN-ISSUED, DELAYED-DELIVERY OR FORWARD COMMITMENT TRANSACTIONS. Certain funds may also take on leveraging risk by using DERIVATIVES. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

    . Interest Rate Risk. To the extent that Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. As interest rates rise, the value of fixed income securities in a Fund's portfolio are likely to decrease.

    . Credit Risk. All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a DERIVATIVES contract, REPURCHASE AGREEMENT or a LOAN OF PORTFOLIO SECURITIES, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their CREDIT RATINGS.

    . Management risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

                            Management of the Funds

The business affairs of the Funds are managed under the direction of the Trust's Board of Trustees. Information about the Trustees and the Trust's executive officers is included in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser And Administrator

     PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

     PIMCO Advisors is located at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 1999, PIMCO Advisors and its subsidiary partnerships had more than $256 billion in assets under management.

     PIMCO Advisors has retained investment management firms ("Sub-Advisers") to manage each Fund's investments, except that the PIMCO Equity Advisors division of PIMCO Advisors manages the investments of the Growth, Target, Opportunity, Innovation and Renaissance Funds (PIMCO Equity Advisors is also referred to as a "Sub-Adviser" in this capacity). See "Sub-Advisers" below.

     PIMCO Advisors has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

     . Advisory Fees. Each Fund pays PIMCO Advisors fees in return for providing or arranging for the provisions of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

     For the fiscal year ended June 30, 1999, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

                                                                               Advisory
Fund                                                                           Fees
------------------------------------------------------------------------------------------
Capital Appreciation, Mid-Cap Growth, Equity Income, Value, Enhanced                .45%
Equity, Tax-Efficient Equity, Structured Emerging Markets and
Tax-Efficient Structured Emerging Markets
------------------------------------------------------------------------------------------
Value 25 and Growth Funds                                                           .50%
------------------------------------------------------------------------------------------
International and Target Funds                                                      .55%
------------------------------------------------------------------------------------------
Core Equity Fund                                                                    .57%
------------------------------------------------------------------------------------------
Small-Cap Value and Renaissance Funds                                               .60%
------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                                                 .63%
------------------------------------------------------------------------------------------
Opportunity and Innovation Funds                                                    .65%
------------------------------------------------------------------------------------------
International Growth Fund                                                           .85%
------------------------------------------------------------------------------------------
Small-Cap Growth Fund                                                              1.00%
------------------------------------------------------------------------------------------
Micro-Cap Growth Fund                                                              1.25%
------------------------------------------------------------------------------------------

     . Administrative Fees. The Funds pay for the administrative services they require under a fee structure which is essentially fixed. Institutional and Administrative Class shareholders of the Funds pay a single administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal transfer agency and printing costs. The result of this fee structure is an expense level for Institutional and Administrative Class shareholders of each Fund that, with limited exceptions, is precise and predictable under ordinary circumstances.

     For the fiscal year ended June 30, 1999, the Funds paid PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):

Fund                                               Administrative Fees
----------------------------------------------------------------------
International, International Growth,               .50%
Structured Emerging Markets and
Tax-Efficient Structured Emerging
Markets Funds
----------------------------------------------------------------------
All Other Funds                                    .25%
----------------------------------------------------------------------

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages and its investment specialty.

Sub-Adviser*                                            Funds                          Investment Specialty
-------------------------------------------------------------------------------------------------------------------------
Blairlogie Capital Management ("Blairlogie")            International                  International stocks using
4th Floor, 125 Princes Street                                                          Scottish standards of prudent
Edinburgh EH2 4AD, Scotland                                                            investment management with modern
                                                                                       quantitative analytical tools
-------------------------------------------------------------------------------------------------------------------------
Cadence Capital Management ("Cadence")                  Capital Appreciation,          Growth and blend of stocks of
Exchange Place, 53 State Street                         Mid-Cap Growth, Small-Cap      companies that the Sub-Adviser
Boston, MA 02109                                        Growth and Micro-Cap Growth    believes are trading at a
-------------------------------------------------------------------------------------------------------------------------
NFJ Investment Group ("NFJ")                            Equity Income, Value, Value    Value stocks that the Sub-Adviser
2121 San Jacinto, Suite 1840                            25 and Small-Cap Value         believes are undervalued and/or
Dallas, TX 75201                                                                       offer above-average dividend
                                                                                       yields
-------------------------------------------------------------------------------------------------------------------------
Pimco Equity Advisors division of PIMCO Advisors        Core Equity, Mid-Cap Equity,   Disciplined approach to
("PIMCO Equity Advisors")                               International Growth,          identifying quality growth
33 Maiden Lane                                          Growth, Target, Opportunity,   companies
New York, NY 10038                                      Innovation and Renaissance
-------------------------------------------------------------------------------------------------------------------------
Parametric Portfolio Associates ("Parametric")          Enhanced Equity,               Stocks, using
7310 Columbia Center, 701 Fifth Avenue                  Tax-Efficient Equity,          quantitatively-driven fundamental
Seattle, WA 98104                                       Structured Emerging Markets    analysis and economic methods,
                                                        and Tax-Efficient Structured   with a specialty in tax-efficient
                                                        Emerging Markets               products
-------------------------------------------------------------------------------------------------------------------------

* With the exception of Blairlogie, each sub-Adviser is either a division or a sub-partnership of PIMCO Advisors.

     The following provides additional information about each Sub-Adviser and the individual Portfolio Manager(s) who have primary responsibility for managing the Funds' investments.

     Blairlogie provides advisory services to mutual funds and institutional accounts. Blairlogie Capital Management Ltd., the predecessor investment adviser the Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 1999 of approximately $903 million.

     Blairlogie is an indirect majority-owned subsidiary of the Alleghany Corporation, and is not an affiliate of PIMCO Advisors. Blairlogie was formerly an affiliated sub-partnership of PIMCO Advisors. On April 30, 1999, PIMCO Advisors sold all of its ownership interest in Blairlogie to subsidiaries of the Alleghany Corporation. PIMCO Advisors retained Blairlogie as the Sub-Adviser of the International Fund subsequent to this transaction pursuant to a new portfolio management agreement between PIMCO Advisors and Blairlogie.

     . Individual Portfolio Manager. The following individual has primarily responsibility for the International Fund.

                        Portfolio
Fund                    Manager         Since     Recent Professional Experience
International           James Smith     1994      Managing Director and Chief Investment Officer
                                                  of Blairlogie.

     Cadence, an affiliated sub-partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 1999 of approximately $6.5 billion.

     . Individual Portfolio Managers. The following individuals share primary responsibility for each of the noted Funds.

                              Portfolio
Fund                          Managers                    Since                    Recent Professional Experience
Capital Appreciation          David B. Breed              1991 (Inception)         Managing Director, Chief Executive Officer and
                                                                                   founding partner of Cadence.  Member of the
                                                                                   Management Board of PIMCO Advisors

                              William B. Bannick          1992                     Managing Director and Executive Vice President
                                                                                   of Cadence.

                              Katherine A. Burdon         1993                     Managing Director and Portfolio Manager at
                                                                                   Cadence.

                              Peter B. McManus            1994                     Director of Fund Management at Cadence.
                                                                                   Previously, he served as a Vice President of
                                                                                   Bank of Boston from 1991 to 1994.

Mid-Cap                       Messrs. Breed, Bannick      Same as Capital          See above.
Growth                        and McManus and             Appreciation
                              Ms. Burdon                  Fund

Small-Cap                    Messrs. Breed, Bannick       Same as Capital         See above.
Growth                       and McManus and              Appreciation
                             Ms. Burdon                   Fund

Micro-Cap                    Messrs. Breed, Bannick       Same as Capital         See above.
Growth                       and McManus and              Appreciation
                             Ms. Burdon                   Fund

     NFJ, an affiliated sub-partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 1999 of approximately $2.2 billion.

    . Individual Portfolio Managers. The following individuals share primary responsibility for the noted Funds.

                              Portfolio
Fund                          Manager                     Since                   Recent Professional Experience
Equity Income                 Chris Najork                1991 (Inception)        Managing Director and founding partner of NFJ.

                              Benjamin Fischer            1991 (Inception)        Managing Director and founding partner of NFJ.


Value                         Messrs. Najork              1991 (Inception)        See above.
                              and Fischer


                              Paul A. Magnuson            1995                    Research analyst at NFJ. Previously, he was
                                                                                  with NationsBank Texas from 1985 to 1992,
                                                                                  serving in various capacities including as
                                                                                  Financial Analyst.

Value 25                      Messrs. Najork and          1998 (Inception)        See above.
                              Fischer

                              Cliff Hoover                1998 (Inception)        Principal at NFJ. Previously, he served as
                                                                                  Vice President Corporate Banking at Credit
                                                                                  Lyonnais from 1991 to 1997

Small-Cap Value               Messrs. Najork and          1991 (Inception)        See above.
                              Fischer

                              Mr. Magnuson                1995                    See above.

     PIMCO Equity Advisors, a division of PIMCO Advisors, provides equity-related advisory services to mutual funds and institutional accounts. See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.

   . Individual Portfolio Managers. The following individuals of PIMCO Equity Advisors have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for each of the Growth, Target, Opportunity and Innovation Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, and for the Core Equity, Mid-Cap Equity and International Growth Fund prior to July 1, 1999.

                        Portfolio
Fund                    Managers                    Since      Recent Professional Experience
Growth                  Kenneth W. Corba            1999       Managing Director and Chief Investment Officer of
                                                               PIMCO Equity Advisors and a Member of the
                                                               Management Board of PIMCO Advisors. Prior to
                                                               joining PIMCO Advisors, he was with Eagle Asset
                                                               Management from 1995 to 1998, serving in various
                                                               capacities including as Chief Investment Officer
                                                               and Portfolio Manager. He was with Stein Roe and
                                                               Farnham Inc. from 1984 to 1995, serving in various
                                                               capacities including as Senior Vice President and
                                                               Portfolio Manager.


Target                  Mr. Corba                   1999       See above.

Opportunity             Michael F. Gaffney          1999       Managing Director of PIMCO Equity Advisors. Prior
                                                               to joining PIMCO Advisors, he was with Alliance
                                                               Capital Management L.P. from 1993 to 1999, serving
                                                               in various capacities including as Senior Vice
                                                               President and Portfolio Manager.

Innovation              Dennis P. McKechnie         1998       Portfolio Manager of PIMCO Equity Advisors. Prior
                                                               to joining PIMCO Advisors, he was with Columbus
                                                               Circle from 1991 to 1999, serving in various
                                                               capacities including as Portfolio Manager.

Renaissance             John K. Schneider           1999       Senior Portfolio Manager of PIMCO Equity Advisors.
                                                               Prior to joining PIMCO Advisors, he was a partner
                                                               and Portfolio Manager of Schneider Capital
                                                               Management (from 1996 to 1999).

Core Equity             Messrs. Corba and Schneider 1999       See above.

Mid-Cap Equity          Messrs. Corba and Schneider 7/99       See above.


International Growth    David Stein                 7/99       Senior Portfolio Manager of PIMCO Equity Advisors. He also serves as
                                                               Managing Director of Parametric. He has been with Parametric since
                                                               1996 where he leads the investment, research and product development activities. Previously, he served in Investment Research at GTE
                                                               Corporation from 1995 to 1996, in Equity Research at Vanguard Group from 1994 to 1995 and in Investment Research at IBM Corporation from
                                                               1977 to 1994.

                        Cliff Quisenberry           7/99       Portfolio Manager of PIMCO Equity Advisors. He also serves as
                                                               Vice President and Global Portfolio Manager of Parametric. He joined
                                                               Parametric in 1998 where he heads international investments in both developed and emerging markets. Previously, he served as Vice
                                                               President and Portfolio Manager at Cutler & Co. from 1990 to 1994 and as a Securities Analyst and Portfolio Manager at Fred Alger
                                                               Management from 1987 to 1998.

     Parametric, an affiliated sub-partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 1999 of approximately $3.9 billion.

     . Individual Portfolio Managers. The following individuals share primary responsibility for each of the noted Funds.

Fund                       Portfolio Manager         Since                   Recent Professional Experience
Enhanced Equity            David Stein               1998 (Inception)        Managing Director of Parametric. Previously, he
                                                                             served in Investment Research at GTE Corporation
                                                                             from 1995 to 1996, in Equity Research at Vanguard
                                                                             Group from 1994 to 1995 and in Investment Research
                                                                             at IBM Corporation from 1977 to 1994.

                           Tom Seto                  1998 (Inception)        Vice President of Parametric. Previously, he was
                                                                             with Barclays Global Investors from 1991 to 1998,
                                                                             serving in various capacities including as head of
                                                                             U.S. Equity Index Investments and Portfolio
                                                                             Manager.

                           Cliff Quisenberry         1998 (Inception)        Vice President of Parametric. Previously, he
                                                                             served as Vice President and Portfolio Manager at
                                                                             Cutler & Co. from 1990 to 1994 and as a Securities
                                                                             Analyst and Portfolio Manager at Fred Alger
                                                                             Management from 1987 to 1998.

Tax-Efficient              Messrs. Stein, Seto       1998 (Inception)        See above.
Equity                     and Quisenberry

Structured Emerging        Messrs. Stein, Seto       1998 (Inception)        See above.
Markets                    and Quisenberry

Tax-Efficient Structured   Messrs. Stein, Seto       1998 (Inception)        See above.
Emerging Markets           and Quisenberry

Distributor

     The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              Investment Options
             (Institutional Class and Administrative Class Shares)


     The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

     The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. See "Purchases, Redemptions and Exchanges -- Fund Reimbursement Fees" below.

     Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

     .  Service and Distribution Fees - Administrative Class Shares.   The Trust
has adopted an Administrative Services Plan for the Administrative Class shares of each Fund. It has also adopted a Distribution Plan for the Administrative Class shares of each Fund except for the Capital Appreciation and Small-Cap Growth Funds. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940 and is administered in accordance with that rule. However, shareholders do not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan.

     Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

     In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to .25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

     . Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the

Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.


                     Purchases, Redemptions and Exchanges

Purchasing Shares

     Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge or other fee, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. See "Fund Reimbursement Fees" below.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

     Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

     Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

     . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. The minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of PIMCO Equity Advisors, Cadence, NFJ, Pacific Investment Management, Parametric, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

     The Trust and the Distributor may waive the minimum initial investment for other categories of investors in their discretion.

     The investment minimums discussed in this section and the limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

     . Timing of Purchase Orders and Share Price Calculations. A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange, on a day the Trust is open for business, will be effected at that day's NAV. An order received after the close of regular trading on the Exchange will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

     . Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-800-0952.

     Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Trust's Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

     An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

     . Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

     . Other Purchase Information. Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

     The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

     An investor should purchase and sell shares of the Funds for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

     Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

     Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO Advisors or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

     . Investment Limitations. Shares of the Micro-Cap Growth Fund are normally not available for purchase by new investors, although purchase orders may be accepted in certain circumstances. Existing shareholders may continue to invest in this Fund. This restriction may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees.

     . Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

     . Fund Reimbursement Fees. Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a "Fund Reimbursement Fee," both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are not paid separately, but are deducted automatically from the amount invested or the amount to be received in connection with a redemption. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO Advisors, the Fund's Sub-Adviser, or the Distributor. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions and exchanges of shares acquired by these reinvestments are subject to Fund Reimbursement Fees unless a waiver applies.

     The purpose of the Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of the Fund's shares (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thereby insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

     Waiver of Fund Reimbursement Fees. Former participants in the Parametric Portfolio Associates Emerging Markets Trust will not be subject to Fund Reimbursement Fees with respect to any shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such participant through June 30, 1998. Such participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

Redeeming Shares

     . Redemptions by Mail. An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

     . Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

     In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption
policies of the Trust detailed below.   See "Other Redemption Information."

     Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective.
Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

     Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

     .  Other Redemption Information.   Redemption requests for Fund shares are
effected at the NAV per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

     Unless eligible for a waiver, shareholders of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the NAV of the shares redeemed. See "Fund Reimbursement Fees" above.

     Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

     For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

     The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

     An investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

     Unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of a Fund for the same class of shares of the Structured Emerging Markets or Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund for shares of any other Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds redeemed in connection with the exchange. See "Fund Reimbursement Fees" above.

     An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

     The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders prior notice whenever it is reasonably able to do so.


                          How Fund Shares Are Priced

     The Trust calculates the net asset value ("NAV") of a Fund's Institutional and Administrative Class shares by taking the total value of the Fund's assets attributable to the particular class, subtracting the Fund's liabilities attributable to the class, and dividing by the Fund's total number shares of that class outstanding. Fund shares are valued as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") each day the Exchange is open.

     The Funds value their portfolio securities and other investments for which market quotations are readily available at market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities with more readily attainable prices and durations comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures, and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other portfolio securities and assets are valued at their fair value as determined in good faith by the Trustees or persons acting at their direction.

     Fund investments quoted in foreign currencies are translated into U.S. dollars using foreign exchange quotations provided by independent dealers. As a result, the NAV of a Fund's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. Because foreign markets may be open at different times than the Exchange, the NAV of a Fund's shares may change on days when the Exchange is closed and an investor is not able to buy, redeem or exchange shares. In particular, the calculation of the NAV of the International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in NAV calculations. Information that becomes known to the Trust or its agents after NAV is calculated on a particular day may be considered in pricing Fund shares thereafter, but will not be used to retroactively adjust the price of a security as determined earlier that day or on a prior day. The values of portfolio securities may be affected by events that occur between the time the securities are valued and the close of regular trading on the Exchange. These events may not be reflected in the Funds' NAV calculations. If events occur during this period that have a material effect on the value of portfolio securities held by a Fund, the securities may be valued at their fair value as determined by PIMCO Advisors or a Sub-Adviser and approved in good faith by the Board of Trustees.

     Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.


                              Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund                                                  At Least Annually       Quarterly
--------------------------------------------------------------------------------------------
Equity Income, Value and Renaissance Funds                                        .
--------------------------------------------------------------------------------------------
All other Funds                                               .

     In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

     A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash.

     Shareholders do not pay any sales charges or other fees (including Fund Reimbursement Fees) on shares received through the reinvestment of Fund distributions. However, shareholders of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who receive additional shares through the reinvestment of distributions will pay a Fund Reimbursement Fee if
they subsequently redeem or exchange those shares.   See "Purchases, Redemptions
and Exchanges - Fund Reimbursement Fees."

     For further information on distribution options, please contact the Trust at 1-800-927-4648.

                               Tax Consequences

     . Taxes on Fund distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

     Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable as ordinary income.

     Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution.

     . Taxes on redemptions or exchanges of shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

     . A Note on the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds. As noted under "Summary Information" above, the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds utilize a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Funds generally seek to minimize realized gains and, when realizing gains, attempt to realize gains that will be taxed as capital gains (i.e., on investments owned for more than 12 months). Although the Funds attempt to minimize taxable distributions, they may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

     This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Trust dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in a Fund.

                  Characteristics and Risks of Securities and
                             Investment Techniques

     This section provides additional information about some of the principal investments and related risks of the Funds described under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

     Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities.

     The Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, Micro-Cap Growth, Core Equity, Mid-Cap Equity, Equity Income, Value, Value 25, Small-Cap Value, Enhanced Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds will each invest primarily in common stock. Each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stock as practicable at all times, except that the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 5% of their respective net assets in fixed income securities of emerging market issuers. This means that these Funds will not invest in fixed income securities as a defensive investment strategy and therefore may be particularly vulnerable to general declines in stock prices.

     The International, Growth, Target, Opportunity, Innovation and Renaissance Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. The International Growth Fund will invest primarily in equity and equity-related securities. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may also invest up to 100% of their assets in short-term U.S. Government securities and other money market instruments for temporary defensive purposes. The International and International Growth Funds may also invest up to 100% of its assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and American Depository Receipts, for temporary defensive purposes. These temporary defensive strategies would be inconsistent with the investment objective and principal investment strategies of each of these Funds and may affect the Fund's ability to achieve its investment objective.

Companies With Smaller Market Capitalizations

     Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Small-Cap Growth, Micro-Cap Growth, Small-Cap Value and Opportunity Funds invest primarily in smaller companies and are particularly sensitive to the risks described below. The Mid-Cap Growth, Mid-Cap Equity, Value 25 and Target Funds also have substantial exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller than the largest companies.

     Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

     Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if
redemptions require the Fund to liquidate its securities positions.   For these
reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Foreign Securities

     The International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate fixed income securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Core Equity, Mid-Cap Equity, Growth, Target, Opportunity, Innovation and Renaissance Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets. The Enhanced Equity Fund may invest in common stocks of foreign issuers if included in the S&P 500 Index.

     Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political
instability.   Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

     Emerging Market Securities. Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or "emerging market") economies. The Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds normally invest most of their assets in emerging market securities. The International and International Growth Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     Special Risks of Investing in Russian and Other Eastern European Securities. Each of the International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest a portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

     A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. The International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are particularly sensitive to this risk.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and the effect it may have on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

     Foreign Currency Transactions. The International, Core Equity, Mid-Cap Equity, International Growth, Growth, Target, Opportunity, Innovation, Renaissance, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

     Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.
However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

Credit Ratings and Unrated Securities

     The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO

Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

     A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

Derivatives

     Each Fund (except the Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, Micro-Cap Growth, Equity Income, Value, Value 25 and Small-Cap Value Funds may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Fund may not employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

     Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts and swap agreements. The International, Core Equity, Mid-Cap Equity, International Growth, Growth, Target, Opportunity, Innovation, Renaissance, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Enhanced Equity Fund may purchase and write options on securities indexes and enter into securities index futures contracts and options on securities index futures contracts. The International Growth, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

     A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds and that have been discussed above under "Summary of Principal Risks - Derivative Risks."

     Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

     Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Leverage Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

     Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

     Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Loans of Portfolio Securities

     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

     Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

     Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

      Each Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Portfolio Turnover

     With the exception of the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds, the length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements, although the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds will generally attempt to limit portfolio turnover as part of their tax-efficient management strategies. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates).

Illiquid Securities

     Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

     The International and International Growth Funds may invest up to 10% of their assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Year 2000 Readiness Disclosure

     Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, this could have an adverse impact on the Funds' operations and services provided to shareholders. PIMCO Advisors, the Sub-Advisers, the Distributor, the Trust's shareholder servicing and transfer agent and custodian and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

Changes in Investment Objectives And Policies

     The investment objective of each of the International, Value 25, International Growth, Growth, Target, Opportunity, Innovation, Renaissance, Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Percentage Investment Limitations

     Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments And Techniques

     The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

            The Mega-Cap Fund did not offer Institutional or Administrative Class shares during the periods shown.


                         Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
        Year or            Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
        Period           Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
         Ended           of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Renaissance Fund (i)
 Institutional Class
  06/30/99                $19.07      $ 0.06 (a)      $ 1.43 (a)   $ 1.49      $ 0.00      $  0.00       $(2.33)
  12/30/97-06/30/98        16.73        0.05            2.29         2.34        0.00         0.00         0.00
 Administrative Class
  08/31/98-06/30/99        15.37        0.02 (a)        5.12 (a)     5.14        0.00         0.00        (2.33)
Growth Fund (i)
 Institutional Class
  03/31/99-06/30/99       $31.27      $(0.01)(a)      $(0.02)(a)   $(0.03)     $ 0.00      $  0.00       $ 0.00
 Administrative Class
  03/31/99-06/30/99        31.27       (0.04)(a)        0.00(a)     (0.04)       0.00         0.00         0.00
Core Equity Fund (i)
 Institutional Class
  06/30/99                $20.39      $(0.04)(a)      $ 5.24 (a)   $ 5.20      $ 0.00      $  0.00       $(0.73)
  06/30/98                 15.55        0.03 (a)        6.11 (a)     6.14        0.00         0.00        (1.30)
  06/30/97                 13.55        0.03 (a)        2.78 (a)     2.81       (0.02)        0.00        (0.79)
  11/01/95-06/30/96        12.72        0.51            0.65         1.16       (0.04)       (0.01)       (0.28)
  12/28/94-10/31/95        10.00        0.07            2.71         2.78       (0.06)        0.00         0.00
 Administrative Class
  06/30/99                 20.32       (0.03)(a)        5.11 (a)     5.08        0.00         0.00        (0.73)
  06/30/98                 15.53       (0.01)(a)        6.10 (a)     6.09        0.00         0.00        (1.30)
  06/30/97                 13.56        0.00 (a)        2.77 (a)     2.77       (0.01)        0.00        (0.79)
  11/01/95-06/30/96        12.73        0.49            0.65         1.14       (0.02)       (0.01)       (0.28)
  05/31/95-10/31/95        11.45        0.02            1.28         1.30       (0.02)        0.00         0.00
Target Fund (i)
 Institutional Class
  03/31/99-06/30/99       $16.34      $(0.02)(a)      $ 1.42(a)    $ 1.40      $ 0.00      $  0.00       $ 0.00
 Administrative Class
  03/31/99-06/30/99        16.34       (0.03)(a)        1.42(a)      1.39        0.00         0.00         0.00
Mid-Cap Equity Fund (i)
 Institutional Class
  06/30/99                $13.53      $(0.03)(a)      $ 2.99 (a)   $ 2.96      $ 0.00      $  0.00       $(0.65)
  06/30/98                 14.04       (0.03)(a)        3.61 (a)     3.58        0.00         0.00        (4.09)
  06/30/97                 14.66       (0.06)(a)        1.31 (a)     1.25        0.00         0.00        (1.87)
  11/01/95-06/30/96        12.92        0.49            1.62         2.11        0.00         0.00        (0.37)
  12/28/94-10/31/95        10.00        0.02            2.92         2.94       (0.02)        0.00         0.00
 Administrative Class
  07/01/98-05/27/99(b)     13.50       (0.05)(a)        1.71 (a)     1.66        0.00         0.00        (0.65)
  08/21/97-06/30/98        15.27       (0.05)(a)        2.37 (a)     2.32        0.00         0.00        (4.09)
Opportunity Fund (i)
 Institutional Class
  03/31/99-06/30/99       $21.40      $(0.03)(a)      $ 2.89 (a)   $ 2.86      $ 0.00      $  0.00       $ 0.00
 Administrative Class
  03/31/99-06/30/99        21.40       (0.05)(a)        2.91 (a)     2.86        0.00         0.00         0.00
Innovation Fund (i)
 Institutional Class
  03/05/99-06/30/99       $32.73      $(0.05)(a)      $ 4.82 (a)   $ 4.77      $ 0.00      $  0.00       $ 0.00
International Growth
 Fund (i)
 Institutional Class
  06/30/99                $13.55      $(0.02)(a)      $ 3.56 (a)   $ 3.54      $(0.02)     $  0.00       $(1.03)
  12/31/97-06/30/98        10.00        0.00 (a)        3.55 (a)     3.55        0.00         0.00         0.00

-------
 *  Annualized
 (a) Per share amounts based on average number of shares outstanding during the period.
 (b) All Administrative Class shares of the Mid-Cap Equity Fund were redeemed on May 27, 1999.
 (i) The information provided for the Renaissance, Growth, Core Equity, Target, Mid-Cap Equity, Opportunity, Innovation and International Growth Funds reflects results of operations under the Funds' former Sub-Adviser through May 7, March 6, June 30, March 6, June 30, March 6, March 6 and June 30, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.

                                           Fund                                                       Ratio of Net
Distributions                          Reimbursement                                       Ratio of    Investment
in Excess of   Tax Basis               Fee Added To  Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net  to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.00      $ (2.33)      $ 0.00      $18.23      10.24%      $    136       0.86%         0.38%         221%
     0.00         0.00         0.00         0.00       19.07      13.99            851       0.86*         0.55*         192
     0.00         0.00        (2.33)        0.00       18.18      36.41            427       1.09*         0.13*         221
    $0.00        $0.00      $  0.00       $ 0.00      $31.24      (0.10)%     $    948       0.74%*       (0.19)%*       131%
     0.00         0.00         0.00         0.00       31.23      (0.13)         6,164       0.97*        (0.53)*        131
    $0.00        $0.00      $ (0.73)      $ 0.00      $24.86      26.34%      $  1,184       1.01%        (0.20)%         95%
     0.00         0.00        (1.30)        0.00       20.39      41.83          1,915       0.83          0.20          120
     0.00         0.00        (0.81)        0.00       15.55      21.59          6,444       0.87          0.23          139
     0.00         0.00        (0.33)        0.00       13.55       9.41         10,452       0.82*         0.53*          73
     0.00         0.00        (0.06)        0.00       12.72      27.86          7,791       0.82*         0.79*         123
     0.00         0.00        (0.73)        0.00       24.67      25.84             15       1.08         (0.17)          95
     0.00         0.00        (1.30)        0.00       20.32      41.54        128,666       1.08         (0.07)         120
     0.00         0.00        (0.80)        0.00       15.53      21.20         29,332       1.13         (0.03)         139
     0.00         0.00        (0.31)        0.00       13.56       9.23         33,575       1.07*         0.28 *         73
     0.00         0.00        (0.02)        0.00       12.73      11.34         24,645       1.06*         0.34 *         58
    $0.00        $0.00      $  0.00       $ 0.00      $17.74       8.57%      $  1,298       0.79%*       (0.39)%*       229%
     0.00         0.00         0.00         0.00       17.73       8.51          5,513       1.02*        (0.61)*        229
    $0.00        $0.00      $ (0.65)      $ 0.00      $15.84      23.18%      $  7,399       0.89%        (0.22)%        273%
     0.00         0.00        (4.09)        0.00       13.53      30.40          8,488       0.89         (0.25)         268
     0.00         0.00        (1.87)        0.00       14.04       9.61          7,591       1.15         (0.43)         202
     0.00         0.00        (0.37)        0.00       14.66      16.72          8,378       0.88*        (0.32)*         97
     0.00         0.00        (0.02)        0.00       12.92      29.34          8,357       0.88*         0.24*         132
     0.00         0.00        (0.65)        0.00       14.51      13.12              0       1.14*        (0.45)*        273
     0.00         0.00        (4.09)        0.00       13.50      19.65          2,371       1.13*        (0.49)*        268
    $0.00        $0.00      $  0.00       $ 0.00      $24.26      13.36%      $    417       0.88%*       (0.54)%*       175%
     0.00         0.00         0.00         0.00       24.26      13.36          2,010       1.12*        (0.82)*        175
    $0.00        $0.00      $  0.00       $ 0.00      $37.50      14.57%      $    444       0.88%*       (0.15)%*       119%
    $0.00        $0.00      $ (1.05)      $ 0.00      $16.04      28.62%      $  8,408       1.39%        (0.15)%        269%
     0.00         0.00         0.00         0.00       13.55      35.50          6,822       1.36*         0.08*          60


                       Net Asset                Net Realized/      Total    Dividends  Dividends in  Distributions
       Year or           Value        Net         Unrealized    Income from  from Net  Excess of Net   from Net
       Period          Beginning  Investment    Gain (Loss) on  Investment  Investment  Investment     Realized
        Ended          of Period Income (Loss)   Investments    Operations    Income      Income     Capital Gains
------------------------------------------------------------------------------------------------------------------
Capital Appreciation
 Fund
 Institutional Class
  06/30/99              $26.13      $ 0.16 (a)     $  2.35 (a)    $ 2.51     $ (0.15)      $0.00       $  (1.65)
  06/30/98               21.19        0.15 (a)        6.59 (a)      6.74       (0.12)       0.00          (1.68)
  06/30/97               18.10        0.24            5.08          5.32       (0.10)       0.00          (2.13)
  11/01/95-06/30/96      16.94        0.35            1.99          2.34       (0.15)       0.00          (1.03)
  10/31/95               13.34        0.18            3.60          3.78       (0.18)       0.00           0.00
  10/31/94               13.50        0.14           (0.12)         0.02       (0.14)       0.00          (0.04)
 Administrative Class
  06/30/99               25.99        0.09 (a)        2.34 (a)      2.43       (0.13)       0.00          (1.65)
  06/30/98               21.16        0.10 (a)        6.55 (a)      6.65       (0.14)       0.00          (1.68)
  07/31/96-06/30/97      17.19        0.16            6.03          6.19       (0.09)       0.00          (2.13)
Mid-Cap Growth Fund
 Institutional Class
  06/30/99              $24.09      $ 0.12 (a)     $ (0.11)(a)    $ 0.01     $ (0.02)      $0.00       $  (1.07)
  06/30/98               20.28        0.11 (a)        5.11 (a)      5.22       (0.07)      (0.01)         (1.33)
  06/30/97               19.44       (0.07)           5.25          5.18       (0.05)       0.00          (4.29)
  11/01/95-06/30/96      18.16        0.32            1.53          1.85       (0.14)       0.00          (0.43)
  10/31/95               13.97        0.07            4.19          4.26       (0.07)       0.00           0.00
  10/31/94               13.97        0.06            0.01          0.07       (0.06)       0.00          (0.01)
 Administrative Class
  06/30/99               23.96        0.06 (a)       (0.06)(a)      0.00       (0.01)       0.00          (1.07)
  06/30/98               20.24        0.05 (a)        5.08 (a)      5.13       (0.07)      (0.01)         (1.33)
  06/30/97               19.44       (0.13)           5.25          5.12       (0.03)       0.00          (4.29)
  11/01/95-06/30/96      18.17        0.28            1.53          1.81       (0.11)       0.00          (0.43)
  11/30/94-10/31/95      13.31        0.03            4.85          4.88       (0.02)       0.00           0.00
Small-Cap Growth Fund
 Institutional Class
  06/30/99              $14.01      $(0.01)(a)     $ (2.12)(a)    $(2.13)    $  0.00       $0.00       $   0.00
  06/30/98               13.40       (0.03)(a)        2.52 (a)      2.49        0.00        0.00          (1.88)
  06/30/97               20.83       (0.01)(a)        3.17 (a)      3.16        0.00        0.00         (10.59)
  11/01/95-06/30/96      21.02        2.02           (0.61)         1.41        0.00        0.00          (1.60)
  10/31/95               19.38       (0.05)           3.12          3.07        0.00        0.00          (1.43)
  10/31/94               19.15       (0.02)           0.89          0.87        0.00        0.00          (0.64)
 Administrative Class
  06/30/99               13.97       (0.04)(a)       (2.12)(a)     (2.16)       0.00        0.00           0.00
  06/30/98               13.41       (0.07)(a)        2.51 (a)      2.44        0.00        0.00          (1.88)
  06/30/97               20.82       (0.06)(a)        3.24 (a)      3.18        0.00        0.00         (10.59)
  11/01/95-06/30/96      21.01        2.02 (a)       (0.61)(a)      1.41        0.00        0.00          (1.60)
  09/27/95-10/31/95      21.90       (0.02)          (0.87)        (0.89)       0.00        0.00           0.00
Micro-Cap Growth Fund
 Institutional Class
  06/30/99              $23.66      $(0.14)(a)     $(2.89 )(a)    $(3.03)    $  0.00       $0.00       $   0.00
  06/30/98               19.85       (0.11)(a)        6.54 (a)      6.43        0.00        0.00          (2.62)
  06/30/97               18.47        0.00            3.41          3.41        0.00        0.00          (2.03)
  11/01/95-06/30/96      15.38        0.00            3.43          3.43        0.00        0.00          (0.34)
  10/31/95               11.87       (0.04)           3.55          3.51        0.00        0.00           0.00
  10/31/94               11.06       (0.03)           0.84          0.81        0.00        0.00           0.00
 Administrative Class
  06/30/99               23.52       (0.19)(a)       (2.88)(a)     (3.07)       0.00        0.00           0.00
  06/30/98               19.78       (0.17)(a)        6.53 (a)      6.36        0.00        0.00          (2.62)
  06/30/97               18.46       (0.06)           3.41          3.35        0.00        0.00          (2.03)
  04/01/96-06/30/96      16.73        0.03            1.70          1.73        0.00        0.00           0.00
Equity Income Fund
 Institutional Class
  06/30/99              $16.09      $ 0.44 (a)     $  1.28 (a)    $ 1.72     $ (0.43)      $0.00       $  (1.76)
  06/30/98               15.41        0.44 (a)        2.75 (a)      3.19       (0.42)       0.00          (2.09)
  06/30/97               14.36        0.40            3.17          3.57       (0.55)       0.00          (1.97)
  11/01/95-06/30/96      13.09        0.78            1.31          2.09       (0.34)       0.00          (0.48)
  10/31/95               11.75        0.46            1.67          2.13       (0.46)       0.00          (0.33)
  10/31/94               11.95        0.42           (0.16)         0.26       (0.42)       0.00          (0.04)
 Administrative Class
  06/30/99               16.08        0.41 (a)        1.28 (a)      1.69       (0.40)       0.00          (1.76)
  06/30/98               15.40        0.40 (a)        2.75 (a)      3.15       (0.38)       0.00          (2.09)
  06/30/97               14.35        0.27            3.26          3.53       (0.51)       0.00          (1.97)
  11/01/95-06/30/96      13.13        0.75            1.31          2.06       (0.36)       0.00          (0.48)
  11/30/94-10/31/95      11.12        0.39            2.35          2.74       (0.40)       0.00          (0.33)

-------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.

                                           Fund                                                       Ratio of Net
Distributions                          Reimbursement                                       Ratio of    Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net  to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
   $ 0.00        $0.00      $ (1.80)       $0.00      $26.84       10.57 %    $645,967       0.71%         0.64 %        120%
     0.00         0.00        (1.80)        0.00       26.13       32.97       805,856       0.71          0.64           75
     0.00         0.00        (2.23)        0.00       21.19       31.52       536,187       0.71          1.02           87
     0.00         0.00        (1.18)        0.00       18.10       14.65       348,728       0.70*         1.33*          73
     0.00         0.00        (0.18)        0.00       16.94       28.47       236,220       0.70          1.22           83
     0.00         0.00        (0.18)        0.00       13.34        0.15       165,441       0.70          1.17           77
     0.00         0.00        (1.78)        0.00       26.64       10.30       229,831       0.95          0.38          120
     0.00         0.00        (1.82)        0.00       25.99       32.55       132,384       0.96          0.39           75
     0.00         0.00        (2.22)        0.00       21.16       38.26         3,115       0.96*         0.66*          87
   $ 0.00        $0.00      $ (1.09)       $0.00      $23.01        0.33 %    $581,544       0.70%         0.54 %         85%
     0.00         0.00        (1.41)        0.00       24.09       26.16       437,985       0.71          0.46           66
     0.00         0.00        (4.34)        0.00       20.28       30.58       291,374       0.71          0.53           82
     0.00         0.00        (0.57)        0.00       19.44       10.37       231,011       0.70*         1.11*          79
     0.00         0.00        (0.07)        0.00       18.16       30.54       189,320       0.70          0.43           78
     0.00         0.00        (0.07)        0.00       13.97        0.58       121,791       0.70          0.45           61
     0.00         0.00        (1.08)        0.00       22.88        0.31       104,337       0.95          0.30           85
     0.00         0.00        (1.41)        0.00       23.96       25.75        73,614       0.95          0.22           66
     0.00         0.00        (4.32)        0.00       20.24       30.23         2,066       0.96          0.28           82
     0.00         0.00        (0.54)        0.00       19.44       10.17         1,071       0.95*         0.89*          79
     0.00         0.00        (0.02)        0.00       18.17       36.64           892       0.94*         0.23*          72
   $(0.47)       $0.00      $ (0.47)       $0.00      $11.41      (14.99)%    $ 66,393       1.25%        (0.09)%         94%
     0.00         0.00        (1.88)        0.00       14.01       19.33        47,641       1.26         (0.20)          77
     0.00         0.00       (10.59)        0.00       13.40       22.82        33,390       1.32         (0.05)         129
     0.00         0.00        (1.60)        0.00       20.83        7.22        32,954       1.25*        (0.20)*         59
     0.00         0.00        (1.43)        0.00       21.02       17.39        73,977       1.25         (0.27)          86
     0.00         0.00        (0.64)        0.00       19.38        4.62        50,425       1.25         (0.33)          66
    (0.47)        0.00        (0.47)        0.00       11.34      (15.26)        2,229       1.50         (0.33)          94
     0.00         0.00        (1.88)        0.00       13.97       18.90           981       1.49         (0.51)          77
     0.00         0.00       (10.59)        0.00       13.41       23.12             1       1.54         (0.36)         129
     0.00         0.00        (1.60)        0.00       20.82        7.18           112       1.50*        (0.41)*         59
     0.00         0.00         0.00         0.00       21.01       (5.34)          544       1.60*        (0.82)*          9
   $(0.63)       $0.00      $ (0.63)       $0.00      $20.00      (12.66)%    $234,439       1.50%        (0.71)%         73%
     0.00         0.00        (2.62)        0.00       23.66       33.95       257,842       1.51         (0.50)          72
     0.00         0.00        (2.03)        0.00       19.85       20.05       164,139       1.52         (0.49)          84
     0.00         0.00        (0.34)        0.00       18.47       22.64        83,973       1.50*        (0.45)*         54
     0.00         0.00         0.00         0.00       15.38       29.54        69,775       1.50         (0.37)          87
     0.00         0.00         0.00         0.00       11.87        7.31        32,605       1.50         (0.25)          59
    (0.63)        0.00        (0.63)        0.00       19.82      (12.91)        3,000       1.75         (0.97)          73
     0.00         0.00        (2.62)        0.00       23.52       33.70         4,779       1.76         (0.74)          72
     0.00         0.00        (2.03)        0.00       19.78       19.72         2,116       1.77         (0.74)          84
     0.00         0.00         0.00         0.00       18.46       10.34           566       1.73*        (0.74)*         54
   $ 0.00        $0.00      $ (2.19)       $0.00      $15.62       12.56 %    $123,012       0.71%         3.00%          76%
     0.00         0.00        (2.51)        0.00       16.09       21.84       138,650       0.71          2.71           45
     0.00         0.00        (2.52)        0.00       15.41       27.67       121,138       0.72          3.03           45
     0.00         0.00        (0.82)        0.00       14.36       16.35       116,714       0.70*         3.41 *         52
     0.00         0.00        (0.79)        0.00       13.09       19.36       118,015       0.70          3.83           46
     0.00         0.00        (0.46)        0.00       11.75        2.25        92,365       0.70          3.77           36
     0.00         0.00        (2.16)        0.00       15.61       12.31        13,797       0.96          2.80           76
     0.00         0.00        (2.47)        0.00       16.08       21.58        11,699       0.96          2.45           45
     0.00         0.00        (2.48)        0.00       15.40       27.40         8,145       0.97          2.79           45
     0.00         0.00        (0.84)        0.00       14.35       16.08         6,097       0.95*         3.19 *         52
     0.00         0.00        (0.73)        0.00       13.13       25.69           140       0.95*         3.43 *         43


                          Net Asset               Net Realized/     Total    Dividends  Dividends in  Distributions
   Year or                  Value        Net        Unrealized   Income from  from Net  Excess of Net   from Net
   Period                 Beginning  Investment   Gain (Loss) on Investment  Investment  Investment     Realized
    Ended                 of Period Income (Loss)  Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Value Fund
 Institutional Class
  06/30/99                 $15.66       $0.28 (a)     $ 1.36 (a)   $ 1.64      $(0.28)      $0.00        $(1.72)
  06/30/98                  14.81        0.25 (a)       2.47 (a)     2.72       (0.24)       0.00         (1.63)
  06/30/97                  12.46        1.05           2.11         3.16       (0.31)       0.00         (0.50)
  11/01/95-06/30/96         12.53        0.25           1.62         1.87       (0.17)       0.00         (1.77)
  10/31/95                  11.55        0.30           2.18         2.48       (0.30)       0.00         (1.20)
  10/31/94                  11.92        0.30          (0.28)        0.02       (0.29)       0.00         (0.10)
 Administrative Class
  06/30/99                  15.65        0.26 (a)       1.32 (a)     1.58       (0.25)       0.00         (1.72)
  08/21/97-06/30/98         15.66        0.19 (a)       1.65 (a)     1.84       (0.22)       0.00         (1.63)
Value 25 Fund
 Institutional Class
  07/10/98-06/30/99        $10.00       $0.15 (a)     $(1.10)(a)   $(0.95)     $(0.06)      $0.00        $ 0.00
Small-Cap Value Fund
 Institutional Class
  06/30/99                 $17.68       $0.32 (a)     $(1.29)(a)   $(0.97)     $(0.21)      $0.00        $ 0.00
  06/30/98                  15.78        0.29 (a)       2.50 (a)     2.79       (0.13)       0.00         (0.76)
  06/30/97                  14.20        0.46           3.63         4.09       (0.13)       0.00         (2.38)
  11/01/95-06/30/96         13.10        0.56           1.49         2.05       (0.21)       0.00         (0.74)
  10/31/95                  12.07        0.28           1.92         2.20       (0.28)       0.00         (0.89)
  10/31/94                  12.81        0.29          (0.65)       (0.36)      (0.29)       0.00         (0.09)
 Administrative Class
  06/30/99                  17.63        0.29 (a)      (1.30)(a)    (1.01)      (0.20)       0.00          0.00
  06/30/98                  15.76        0.25 (a)       2.49 (a)     2.74       (0.11)       0.00         (0.76)
  06/30/97                  14.20        0.38           3.68         4.06       (0.12)       0.00         (2.38)
  11/01/95-06/30/96         13.16        0.54           1.43         1.97       (0.19)       0.00         (0.74)
Enhanced Equity Fund
 Institutional Class
  06/30/99                 $12.64       $0.08 (a)     $ 1.91 (a)   $ 1.99      $(0.06)      $0.00        $(1.61)
  06/30/98                  16.46        0.11 (a)       3.91 (a)     4.02       (0.11)       0.00         (7.73)
  06/30/97                  15.91        1.18           3.10         4.28       (0.10)       0.00         (3.63)
  11/01/95-06/30/96         14.44        0.34           1.67         2.01       (0.16)       0.00         (0.38)
  10/31/95                  11.99        0.25           2.62         2.87       (0.25)       0.00         (0.17)
  10/31/94                  12.08        0.25          (0.04)        0.21       (0.25)       0.00         (0.05)
 Administrative Class
  06/30/99                  12.59        0.05 (a)       1.90 (a)     1.95       (0.06)       0.00         (1.61)
  08/21/97-06/30/98         17.53        0.05 (a)       2.85 (a)     2.90       (0.11)       0.00         (7.73)
Tax-Efficient Equity
 Fund
 Administrative Class
  09/30/98-06/30/99        $ 8.65       $0.03 (a)     $ 2.93 (a)   $ 2.96      $ 0.00       $0.00        $ 0.00
Structured Emerging
 Markets Fund
 Institutional Class
  09/30/98-06/30/99        $10.00       $0.15 (a)     $ 2.57 (a)   $ 2.72      $(0.07)      $0.00        $(0.28)
Tax-Efficient Structured
 Emerging Markets Fund
 Institutional Class
  09/30/98-06/30/99        $10.00       $0.16 (a)     $ 3.10 (a)   $ 3.26      $(0.06)      $0.00        $ 0.00
International Fund
 Institutional Class
  09/30/98-12/31/98        $10.47       $0.14 (a)     $ 2.16 (a)   $ 2.30      $ 0.00       $0.00        $(1.15)
 Administrative Class
  09/30/98-12/31/98         10.47        0.09 (a)       2.15 (a)     2.24        0.00        0.00         (1.15)

-------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.

                                           Fund                                                       Ratio of Net
Distributions                          Reimbursement                                       Ratio of    Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net  to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
   $ 0.00        $0.00      $(2.00)       $ 0.00      $15.30      12.30 %      $69,181       0.71%        1.99%          101%
     0.00         0.00       (1.87)         0.00       15.66      19.35         83,219       0.71         1.59            77
     0.00         0.00       (0.81)         0.00       14.81      26.38         74,613       0.73         2.02            71
     0.00         0.00       (1.94)         0.00       12.46      16.24         52,727       0.70*        2.40*           29
     0.00         0.00       (1.50)         0.00       12.53      24.98         14,443       0.70         2.50            71
     0.00         0.00       (0.39)         0.00       11.55       0.15         15,442       0.70         2.34            44
     0.00         0.00       (1.97)         0.00       15.26      11.91         23,164       0.95         1.81           101
     0.00         0.00       (1.85)         0.00       15.65      12.71         10,349       0.96*        1.40*           77
   $ 0.00        $0.00      $(0.06)       $ 0.00      $ 8.99      (9.48)%      $   229       0.85%*       1.89%*         182%
   $(0.45)       $0.00      $(0.66)       $ 0.00      $16.05      (5.11)%      $59,132       0.85%        2.12%           60%
     0.00         0.00       (0.89)         0.00       17.68      17.77         47,432       0.85         1.65            41
     0.00         0.00       (2.51)         0.00       15.78      31.99         34,639       0.90         1.92            48
     0.00         0.00       (0.95)         0.00       14.20      16.35         29,017       0.85*        2.12*           35
     0.00         0.00       (1.17)         0.00       13.10      19.88         35,093       0.85         2.25            50
     0.00         0.00       (0.38)         0.00       12.07      (2.89)        31,236       0.85         2.23            48
    (0.45)        0.00       (0.65)         0.00       15.97      (5.40)        21,002       1.10         1.92            60
     0.00         0.00       (0.87)         0.00       17.63      17.41         10,751       1.10         1.39            41
     0.00         0.00       (2.50)         0.00       15.76      31.70          5,916       1.16         1.68            48
     0.00         0.00       (0.93)         0.00       14.20      15.64          4,433       1.10*        1.86*           35
   $ 0.00        $0.00      $(1.67)       $ 0.00      $12.96      17.95 %      $42,619       0.71%        0.66%           34%
     0.00         0.00       (7.84)         0.00       12.64      32.33         36,584       0.71         0.63            65
     0.00         0.00       (3.73)         0.00       16.46      31.45         44,838       0.74         1.31            91
     0.00         0.00       (0.54)         0.00       15.91      14.21         83,425       0.70*        1.58*           53
     0.00         0.00       (0.42)         0.00       14.44      24.46         73,999       0.70         1.91            21
     0.00         0.00       (0.30)         0.00       11.99       1.83         65,915       0.70         2.20            44
     0.00         0.00       (1.67)         0.00       12.87      17.63         24,015       0.96         0.41            34
     0.00         0.00       (7.84)         0.00       12.59      23.85         10,409       0.95*        0.47*           65
   $ 0.00        $0.00      $ 0.00        $ 0.00      $11.61      34.28 %      $ 3,391       0.92%*       0.31%*          13%
   $ 0.00        $0.00      $(0.35)       $ 0.05      $12.42      29.21 %      $46,577       0.95%        1.56%           30%
   $ 0.00        $0.00      $(0.06)       $ 0.05      $13.25      33.39 %      $72,509       0.95%        1.57%           28%
   $ 0.00        $0.00      $(1.15)       $ 0.00      $11.62      23.07 %      $ 3,627       1.09%*       1.70%*          55%
     0.00         0.00       (1.15)         0.00       11.56      22.47         15,797       1.34*        1.06*           55

[Back Cover Page]

PIMCO FUNDS:  MULTI-MANAGER SERIES


The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

     PIMCO Funds: Multi-Manager Series
     840 Newport Center Drive, Suite 300
     Newport Beach, CA  92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.



[LOGO]

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                 Institutional and Administrative Class Shares

                 Supplement dated ______________, 1999 to the
         Prospectus for Institutional and Administrative Class Shares
                             dated November 1, 1999

--------------------------------------------------------------------------------

Note: This document supplements the PIMCO Funds: Multi-Manager Series Prospectus for Institutional and Administrative Class Shares (the "Institutional Prospectus") dated November 1, 1999, which was filed as part of Post-Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A on October 29, 1999.

--------------------------------------------------------------------------------

                   DISCLOSURE RELATED TO PIMCO MEGA-CAP FUND

The following Fund Summary for the PIMCO Mega-Cap Fund is added to the Institutional Prospectus.

            PIMCO Mega-Cap Fund

--------------------------------------------------------------------------------
Principal         Investment Objective   Fund Focus       Approximate
Investments and   Seeks long-term        Very large       Capitalization Range
Strategies        growth of capital      capitalization   At least $5 billion
                                         common stocks

                                         Approximate      Dividend Frequency
                                         Number of        At least annually
                                         Holdings
                                         40-60

                The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $5 billion that have improving fundamentals (such as high and rising returns on equity and growth of earnings and dividends) and whose stock is reasonably valued by the market (based on factors including price to earnings ratios).

                The portfolio management team begins the investment process by screening the universe of the 250 largest capitalization stocks in the U.S. market for a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise)). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

                The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median ranking, have negative earnings surprises or show poor relative price performance.

                The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal     Among the principal risks of investing in the Fund, which could
Risks         adversely affect its net asset value, yield and total return, are:

                . Market Risk     . Value Securities Risk   . Credit Risk
                . Issuer Risk     . Growth Securities Risk  . Management Risk

              Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance   The Fund commenced operations in September 1999 and does not yet
Information   have a full calendar year of performance.  Thus, no bar chart or
              Average Annual Total Returns table is included for the Fund.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund
            Shareholder Fees (fees paid directly from your investment)   None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                     Distribution                 Total Annual
                            Advisory and/or Service Other         Fund Operating        Fee                Net
            Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses            Waiver(/2/)      Expenses (/2/)
            ------------------------------------------------------------------------------------------------------------
            Institutional   0.45%    None           0.55%         1.00%               0.30%                 0.70%
            ------------------------------------------------------------------------------------------------------------
            Administrative  0.45     0.25%          0.55%         1.25%               0.30%                 0.95%
            ------------------------------------------------------------------------------------------------------------

            (1) Other Expenses, which are based on estimated amounts for the
                Fund's initial fiscal year, reflect a 0.25% Administrative Fee paid by the class and 0.30% representing the Fund's organizational expenses as attributed to the class ("Organizational Expenses").
            (2) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fees for each class in an amount that, in essence, is equal to the Fund's Organizational Expenses attributed to the class. Because the Organizational Expenses will all be accounted for in the Fund's initial fiscal year, the Fund's reasonable expectation is that the relevant conditions will not continue after the Fund's fiscal year ending June 30, 2000.


            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

         Share Class            Year 1               Year 3
            -----------------------------------------------------------------------------------
         Institutional           $72                  $224
            -----------------------------------------------------------------------------------
         Administrative           97                   303
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Net Expenses shown in the preceding table.

SUMMARY OF PRINCIPAL RISKS

     The disclosure for the PIMCO Mega-Cap Fund under this section is the same as for the PIMCO Capital Appreciation Fund.

MANAGEMENT OF THE FUNDS

     The disclosure for the PIMCO Mega-Cap Fund under this section is the same as for the PIMCO Capital Appreciation Fund, except that Messrs. Breed, Bannick, McManus and Ms. Burdon have managed the Fund since 1999.

INVESTMENT OPTIONS (INSTITUTIONAL AND ADMINISTRATIVE CLASS SHARES), PURCHASES, REDEMPTIONS AND EXCHANGES, HOW FUND SHARES ARE PRICED, FUND DISTRIBUTIONS, TAX CONSEQUENCES, CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES AND FINANCIAL HIGHLIGHTS

     The disclosure for the PIMCO Mega-Cap Fund under these sections is the same as for the PIMCO Capital Appreciation Fund.

[Front Cover]

PIMCO Funds Prospectus

Multi-Manager Series

November 1, 1999

Share Classes
A, B and C


This Prospectus describes 15 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors L.P. and its investment management affiliates. You can call PIMCO Funds Distributors LLC, the Funds' Distributor, at 1-800-426-0107 to find out more about the Funds and other funds in the PIMCO Funds family. You can also visit our Web site at www.pimcofunds.com.


The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.


Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determine if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               Table of Contents
Summary Information.......................................................
  Fund Descriptions, Performance and Fees.................................
     Growth Fund..........................................................
     Target Fund..........................................................
     Opportunity Fund.....................................................
     Capital Appreciation Fund............................................
     Mid-Cap Growth Fund..................................................
     Small-Cap Growth Fund................................................
     Equity Income Fund...................................................
     Renaissance Fund.....................................................
     Value Fund...........................................................
     Value 25 Fund........................................................
     Small-Cap Value Fund.................................................
     Tax-Efficient Equity Fund............................................
     International Fund...................................................
     Innovation Fund......................................................
     Precious Metals Fund.................................................
   Summary of Principal Risks.............................................
Management of the Funds...................................................
Investment Options (Class A, B and C Shares)..............................
How Fund Shares Are Priced................................................
How to Buy and Sell Shares................................................
Fund Distributions........................................................
Tax Consequences..........................................................
Characteristics and Risks of Securities...................................
   and Investment Techniques..............................................
Financial Highlights......................................................

                              Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on Page 5.

                                                                                                 Approximate     Approximate
PIMCO                   Investment                      Main                                     Number of       Capitalization
Fund                    Objective                       Investments                              Holdings        Range
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock Funds
------------------------------------------------------------------------------------------------------------------------------------
Growth                  Long-term growth of capital;    Common stocks of companies with market   35-40           At least $5 billion
                        income is incidental            capitalizations of at least $5 billion
------------------------------------------------------------------------------------------------------------------------------------
Target                  Capital appreciation; no        Common stocks of companies with market   40-60           Between $1 billion
                        consideration given to income   capitalizations of between $1 billion                    and $10 billion
                                                        and $10 billion
------------------------------------------------------------------------------------------------------------------------------------
Opportunity             Capital appreciation; no        Common stocks of companies with market   60-100          Between $100
                        consideration given to income   capitalizations of between $100 million                  million and $2
                                                        and $2 billion                                           billion
------------------------------------------------------------------------------------------------------------------------------------
Blend Stock Funds
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation    Growth of capital               Common stocks of companies with market   60-100          At least $1 billion
                                                        capitalizations of at least $1 billion
                                                        that have improving fundamentals and
                                                        whose stock is reasonably valued by the
                                                        market
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth          Growth of capital               Common stocks of companies with market   60-100         Over $500 million
                                                        capitalizations of more than $500                       (excluding the
                                                        million (excluding the largest 200                      largest 200
                                                        companies) that have improving                          companies)
                                                        fundamentals and whose stock is
                                                        reasonably valued by the market
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth        Growth of capital               Common stocks of companies with market   60-100         $50 million to
                                                        capitalizations of $50 million to $1                    $1 billion
                                                        billion that have improving
                                                        fundamentals and whose stock is
                                                        reasonably valued by the market
------------------------------------------------------------------------------------------------------------------------------------
Value Stock Funds
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income           Current income as a primary     Common stocks of companies with market   40-50          Over $2 billion
                        objective; long-term growth     capitalizations of more than $2 billion
                        of capital as a secondary       that have below-average price to
                        objective                       earnings ratios and higher dividend
                                                        yields relative to their industry groups
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Approximate    Approximate
PIMCO                   Investment                      Main                                     Number of      Capitalization
Fund                    Objective                       Investments                              Holdings       Range
------------------------------------------------------------------------------------------------------------------------------------
Renaissance             Long-term growth of capital     Common stocks having below-average       50-70         All capitalizations
                        and income                      valuations where the company's business
                                                        fundamentals are improving
------------------------------------------------------------------------------------------------------------------------------------
Value                   Long-term growth of capital     Common stocks of companies with market   50            Over $2 billion
                        and income                      capitalizations of more than $2 billion
                                                        that are undervalued relative to their
                                                        industry groups
------------------------------------------------------------------------------------------------------------------------------------
Value 25                Long-term growth of capital     Approximately 25 common stocks of        25            Between $1 billion
                        and income                      companies with market capitalizations                  and $5 billion
                                                        of between $1 billion and $5 billion
                                                        and below-average price to earnings
                                                        ratios relative to their industry
                                                        groups and equity markets generally
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value         Long-term growth of capital     Common stocks of companies with market   100           Between $100
                        and income                      capitalizations of between $100 million                million and $1
                                                        and $1 billion and below-average price                 billion
                                                        to earnings ratios relative to their
                                                        industry groups
------------------------------------------------------------------------------------------------------------------------------------
Enhanced Index Stock Funds
------------------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Equity    Maximum after-tax growth of     A broadly diversified portfolio of at    At least 250  Over $5 billion
                        capital                         least 250 common stocks of companies
                                                        represented in the S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
International Stock Funds
------------------------------------------------------------------------------------------------------------------------------------
International           Capital appreciation through    Common stocks of foreign (non-U.S.)      150-200       Over $5 billion
                        investment in an                issuers (developed and emerging markets)
                        international portfolio;
                        income is incidental
------------------------------------------------------------------------------------------------------------------------------------
Sector-Related Stock Funds
------------------------------------------------------------------------------------------------------------------------------------
Innovation              Capital appreciation; no        Common stocks of technology-related      40            Over $200 million
                        consideration given to income   companies
------------------------------------------------------------------------------------------------------------------------------------
Precious                Capital appreciation; no        Common stocks of precious                50            Between $50 million
Metals                  consideration given to income   metals-related companies                               and $7 billion
------------------------------------------------------------------------------------------------------------------------------------

                    Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The summaries below identify each Fund's investment objective, principal investments and strategies, and principal risks. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries. The summaries also show the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Funds.

     It is possible to lose money on investments in the Funds. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PIMCO Growth Fund                                  Fund Category - Growth Stocks

Investment Objective
Seeks long-term growth of capital; income is an incidental consideration

Fund Focus
Larger capitalization common stocks



Approximated Number of Holdings
35-40

Approximate Capitalization Range
At least $5 billion

Dividend Frequency
At least annually


Principal Investments And Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of at least $5 billion at the time of investment.

The Fund focuses on stocks of companies that the portfolio manager believes will experience relatively rapid earnings growth.

The portfolio manager seeks to identify quality growth companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.


Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                . Currency Risk
     . Issuer Risk                . Leveraging Risk
     . Growth Securities Risk     . Interest Rate Risk
     . Derivatives Risk           . Credit Risk
     . Foreign Investment Risk    . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A shares (10/26/90) and Class B shares (5/23/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                          [Plot point for bar charts]


                                                               PIMCO Growth Fund

Calendar Year Total Returns-Class C
                         [Plot points for bar charts]

37.45%   0.29%   41.88%   2.08%   9.32%   -0.75%  27.47%  17.52%  21.84% 38.90%

 1989    1990     1991    1992    1993     1994    1995    1996    1997   1998

                              Calendar Year End


More Recent Return Information

1/1/99-9/30/99     2.66%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)   25.12%
Lowest  (7/1/90 - 9/30/90)    -13.14%



Average Annual Total Returns (for periods ended 12/31/98)


                                                                   Fund Inception
                                    1 Year   5 Years    10 Years        (2/24/84)
-----------------------------------------------------------------------------------
A Shares                            32.24%    19.82%     18.77%       18.40%
-----------------------------------------------------------------------------------
B Shares                            33.88%    20.08%     18.83%       18.44%
-----------------------------------------------------------------------------------
C Shares                            37.90%    20.27%     18.57%       17.98%
-----------------------------------------------------------------------------------
S&P 500 Index*                      28.58%    24.06%     19.21%       18.44%
-----------------------------------------------------------------------------------
Lipper Growth Fund Average*         23.42%    18.74%     16.74%       15.58%

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Growth Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. It does not take into account sales charges. The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund


Shareholder Fees (fees paid directly from your investment):                                     CLASS A      CLASS B     CLASS C
                                                                                                --------     --------    --------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)             5.50%        None       None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)     1%/(1)/      5%/(2)/    1%/(3)/

________________
1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                     EXAMPLE: Assuming you      EXAMPLE: Assuming you do
                                                                     redeem your shares at      not redeem your shares.
                                                                     the end of each period.

                                       Distribution    Total Annual
                          Admini-          and/or      Fund Operating  Year                       Year
               Advisory   strative        Service        Expenses
Share Class      Fees     Fees/(1)/   (12b-1) Fees/(2)/              1     3    5     10         1    3     5      10
---------------------------------------------------------------------------------------------------------------------------
A Shares         .50%       .40%          .25%          1.15%        $661 $895 $1,148 $1,871    $661 $895  $1,148  $1,871
---------------------------------------------------------------------------------------------------------------------------
B Shares         .50        .40          1.00           1.90          693  897  1,226  1,930     193  597   1,026   1,930
---------------------------------------------------------------------------------------------------------------------------
C Shares         .50        .40          1.00           1.90          293  597  1,026  2,222     193  597   1,026   2,222

1. Administrative Fees Are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

                                                   Fund Category - Growth Stocks


PIMCO Target Fund


Investment Objective
Seeks capital appreciation; no consideration is given to income

Fund Focus
Medium capitalization common stocks



Approximated Number Of Holdings
40-60

Approximate Capitalization Range
Between $1 billion and $10 billion

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

The Fund focuses on stocks of companies that the portfolio manager believes will experience relatively rapid earnings growth.

The portfolio manager seeks to identify quality growth companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.



Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                 . Foreign Investment Risk
     . Issuer Risk                 . Currency Risk
     . Growth Securities Risk      . Leveraging Risk
     . Smaller Company Risk        . Interest Rate Risk
     . Liquidity Risk              . Credit Risk
     . Derivatives Risk            . Management Risk


Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                        PIMCO Target Fund
Calendar Year Total Returns

              [Plot points for bar chart]

  24.52%     3.09%    30.31%   15.68%   15.44%    23.27%

   1993      1994      1995     1996     1997      1998

                         Calendar Year End


More Recent Return Information

1/1/99-9/30/99      8.62%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)     21.18%
Lowest  (7/1/98 - 9/30/98)      -13.15%



Average Annual Total Returns (for periods ended 12/31/98)



                                                      FUND INCEPTION
                                    1 Year   5 Years    (12/17/92)
--------------------------------------------------------------------
A Shares                            17.32%    16.76%     18.27%
--------------------------------------------------------------------
B Shares                            18.27%    16.99%     18.48%
--------------------------------------------------------------------
C Shares                            22.27%    17.20%     18.48%
--------------------------------------------------------------------
S&P Mid-Cap 400 Index*              19.12%    18.85%     18.02%
--------------------------------------------------------------------
Lipper Mid-Cap Fund Average*        12.39%    14.86%     14.68%

* The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Mid-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):                                     Class A   Class B   Class C
                                                                                                --------  --------  --------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            5.50%     None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)    1%/(1)/   5%/(2)/   1%/(3)/

_____________

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                     EXAMPLE: Assuming you      EXAMPLE: Assuming you do
                                                                     redeem your shares at      not redeem your shares.
                                                                     the end of each period.

                                       Distribution    Total Annual
                          Admini-          and/or      Fund Operating  Year                       Year
               Advisory   strative        Service        Expenses
Share Class      Fees     Fees/(1)/  (12b-1) Fees/(2)/                 1      3     5       10      1      3     5       10
-------------------------------------------------------------------------------------------------------------------------------
A Shares         .55%     .40%              .25%           1.20%      $666   $910  $1,173  $1,925  $666   $910  $1,173  $1,925
-------------------------------------------------------------------------------------------------------------------------------
B Shares         .55      .40              1.00            1.95        698    912   1,252   1,984   198    612   1,052   1,984
-------------------------------------------------------------------------------------------------------------------------------
C Shares         .55      .40              1.00            1.95        298    612   1,052   2,275   198    612   1,052   2,275

1. Administrative Fees Are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

                                                   Fund Category - Growth Stocks


PIMCO Opportunity Fund


Investment Objective
Seeks capital appreciation; no consideration is given to income

Fund Focus
Smaller capitalization common stocks



Approximated Number Of Holdings
60-100

Approximate Capitalization Range
Between $100 million and $2 billion

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of less than $2 billion at the time of investment.

The Fund focuses on stocks of companies that the portfolio manager believes will experience relatively rapid earnings growth.

The portfolio manager seeks to identify quality growth companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process. The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.


Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                   . Foreign Investment Risk
     . Issuer Risk                   . Leveraging Risk
     . Value Securities Risk         . Currency Risk
     . Growth Securities Risk        . Interest Rate Risk
     . Smaller Company Risk          . Credit Risk
     . Liquidity Risk                . Management Risk
     . Derivatives Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A shares (12/17/90) and Class B shares (4/1/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                          PIMCO Opportunity Fund
Calendar Year Total Returns-Class C

                          [Plot points for bar chart]

30.65%  -7.34%   68.08%   28.46%  36.16%  -4.74%  41.43%  11.54%  -4.75%  1.29%

 1989    1990     1991     1992    1993    1994    1995    1996    1997   1998

                               Calendar Year End


More Recent Return Information

1/1/99-9/30/99                       12.55%

Quarterly Return Information
(for periods shown in the bar chart)


Highest (1/1/91 - 3/31/91)             28.66%
Lowest (7/1/98 - 9/30/98)             -25.78%


Average Annual Total Returns (for periods ended 12/31/98)

                                                                            Fund Inception
                                     1 Year      5 Years      10 Years         (2/24/84)
--------------------------------------------------------------------------------------------
A Shares                             -3.62%        7.30%       18.03%          16.79%
--------------------------------------------------------------------------------------------
B Shares                             -2.82%        7.51%       18.09%          16.82%
--------------------------------------------------------------------------------------------
C Shares                              0.47%        7.73%       17.84%          16.39%
--------------------------------------------------------------------------------------------
Russell 2000 Index*                  -2.55%       11.86%       12.92%          11.92%
--------------------------------------------------------------------------------------------

Lipper Capital Appreciation Fund     20.49%       15.02%       14.08%          12.85%
 Average*

* The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Capital Appreciation Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that have an investment objective of maximum capital appreciation. It does not take into account sales charges. The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                                Class A     Class B     CLass C
                                                                                                -------     -------     -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            5.50%       None        None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)    1%/1/       5%/2/       1%/3/

________________
1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.



Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                Example: Assuming you   Example: Assuming you do
                                                                                redeem your shares at   not redeem your shares.
                                                                                the end of each period.

                              Admini-      Distribution       Total Annual      Year                      Year
                   Advisory   strative    and/or Service     Fund Operating
Share Class          Fees     Fees/(1)/  (12b-1) Fees/(2)/      Expenses        1    3     5      10      1    3     5       10
-----------------------------------------------------------------------------------------------------------------------------------
A Shares             .65%       .40%            .25%              1.30%         675  $939  $1,224 $2,032  675  $939  $1,224  $2,032
-----------------------------------------------------------------------------------------------------------------------------------
B SHARES             .65        .40            1.00               2.05          708   943   1,303  2,091  208   643   1,103   2,091
-----------------------------------------------------------------------------------------------------------------------------------
C Shares             .65        .40            1.00               2.05          308   643   1,103  2,379  208   643   1,103   2,379

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Capital Appreciation Fund                     Fund Category - Blend Stocks

Investment Objective
Seeks growth of capital

Fund Focus
Larger capitalization common stocks



Approximated Number of Holdings
60-100

Approximate Capitalization Range
At least $1 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of larger capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of the 1,000 largest capitalization stocks in the U.S. market for a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund are:

  . Market Risk
  . Issuer Risk
  . Value Securities Risk
  . Growth Securities Risk
  . Credit Risk
  . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

                                          PIMCO Capital Appreciation Fund

Calendar Year Total Returns-Class A

                          [Plot points for bar chart]

7.08%     17.24%    -4.64%    36.61%    26.29%    33.72%    17.18%

1992       1993      1994      1995      1996      1997      1998

                               Calendar Year End


More Recent Return Information

1/1/99-9/30/99                     -1.25%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)       19.59%
Lowest (7/1/98 - 9/30/98)         -14.22%

Average Annual Total Returns (for periods ended 12/31/98)


                                                        Fund Inception
                                   1 Year   5 Years        (3/8/91)
----------------------------------------------------------------------
A Shares                            10.73%    19.49%        18.42%
----------------------------------------------------------------------
B Shares                            11.33%    19.78%        18.48%
----------------------------------------------------------------------
C Shares                            15.32%    19.96%        18.40%
----------------------------------------------------------------------
S&P 500 Index*                      28.58%    24.06%        19.58%
----------------------------------------------------------------------
Lipper Capital Appreciation Fund    20.49%    15.02%        14.91%
Average*

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Capital Appreciation Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that have an investment objective of maximum capital appreciation. It does not take into account sales charges. The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                                         Class A   Class B   Class C
                                                                                                         -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                      5.50%     None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)              1%/1/     5%/2/     1%/3/

______________________

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                      Example: Assuming you redeem     Example: Assuming you do not
                                                                      your shares at the end of        redeem your shares.
                                                                      each period.

                          Admini-      Distribution     Total Annual  Year                             Year
               Advisory   strative    and/or Service   Fund Operating
Share Class      Fees     Fees/(1)/  (12b-1) Fees/(2)/    Expenses    1      3      5        10        1     3     5       10
-----------------------------------------------------------------------------------------------------------------------------------
A Shares            .45%       .40%        .25%           1.10%       $656   $880   $1,123  $1,816     $656  $880  $1,123  $1,816
-----------------------------------------------------------------------------------------------------------------------------------
B Shares            .45        .40        1.00            1.85         688    882    1,201   1,876      188   582   1,001   1,876
------------------------------------------------------------------------------------------------------------------------------------
C Shares            .45        .40        1.00            1.85         288    582    1,001   2,169      188   582   1,001   2,169

1. Administrative fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Mid-Cap Growth Fund                           Fund Category - Blend Stocks

Investment Objective
Seeks growth of capital

Fund Focus
Medium capitalization common stocks



Approximated Number Of Holdings
60-100

Approximate Capitalization Range
Over $500 million (excluding the largest 200 companies)

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of medium capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of companies in the U.S. market with market capitalizations over $500 million, but excluding the 200 largest capitalization companies. The screen involves a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median screen ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                     . Smaller Company Risk
     . Issuer Risk                     . Liquidity Risk
     . Value Securities Risk           . Credit Risk
     . Growth Securities Risk          . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

                                         PIMCO Mid-Cap Growth Fund

Calendar Year Total Returns-Class A

                         [Plot points for bar charts]

8.75%     15.32%    -2.75%    36.76%    22.87%    33.62%    7.46%
1992       1993      1994      1995      1996      1997      1998

                               Calendar Year End


More Recent Return Information

1/1/99-9/30/99                     -8.45%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)       17.57%
Lowest (7/1/98 - 9/30/98)         -14.50%

Average Annual Total Returns (for periods ended 12/31/98)


                                                        Fund Inception
                                   1 Year   5 Years        (8/26/91)
--------------------------------------------------------------------------
A Shares                             1.55%    17.27%        16.85%
--------------------------------------------------------------------------
B Shares                             1.66%    17.52%        16.89%
--------------------------------------------------------------------------
C Shares                             5.66%    17.73%        16.89%
--------------------------------------------------------------------------
Russell Mid-Cap Index*              10.09%    17.34%        17.18%
--------------------------------------------------------------------------
Lipper Mid-Cap Fund Average*        12.39%    14.86%        14.76%

* The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Mid-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):                                     Class A   Class B   Class C
                                                                                                --------  --------  --------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              5.50%     None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)      1%/(1)/   5%/(2)/   1%/(3)/
----------------------------------------------------------------------------------------------------------------------------

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                         Example: Assuming you redeem     Example: Assuming you do
                                                                         your shares at the end of each   not redeem your shares.
                                                                         period.

                          Admini-       Distribution    Total Annual     Year                             Year
               Advisory   strative    and/or Service   Fund Operating
Share Class      Fees     Fees/(1)/  (12b-1) Fees/(2)/    Expenses       1      3      5        10        1      3     5      10
------------------------------------------------------------------------------------------------------------------------------------
A Shares            .45%       .40%       .25%           1.10%           $656  $ 880   $1,123  $1,816     $656  $880  $1,123  $1,816
------------------------------------------------------------------------------------------------------------------------------------
B Shares            .45        .40       1.00            1.85             688    882    1,201   1,876      188   582   1,001   1,876
------------------------------------------------------------------------------------------------------------------------------------
C Shares            .45        .40       1.00            1.85             288    582    1,001   2,169      188   582   1,001   2,169
------------------------------------------------------------------------------------------------------------------------------------

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Small-Cap Growth Fund                       Fund Category - Blend Stocks

Investment Objective
Seeks growth of capital

Fund Focus
Smaller capitalization
common stocks



Approximated Number of Holdings
60-70

Approximate Capitalization Range
$50 million to $1 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of smaller capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of companies in the U.S. market with market capitalizations between $50 million and $1 billion. The screen involves a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median screen ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                              . Smaller Company Risk
     . Issuer Risk                              . Liquidity Risk
     . Value Securities Risk                    . Credit Risk
     . Growth Securities Risk                   . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares during the period listed. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B or C performance because of the lower expenses paid by Institutional Class shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Total Average Total Returns table reflect the impact of sales charges. The Average Annual Total Returns table shows estimated historical performance for Class A, B and C shares, based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads) distribution and/or service (12b-1) Fees, administrative Fees, and other Expenses paid by Class A, B and C shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

                                              PIMCO Small-Cap Growth Fund

Calendar Year Total Returns-Institutional Class

                          [Plot points for bar chart]

16.69%    24.45%     0.54%    21.85%    16.84%    26.72%    -8.50%
 1992      1993      1994      1995      1996      1997      1998

                               Calendar Year End


More Recent Return Information

1/1/99-9/30/99                     -10.21%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (4/1/97 - 6/30/97)         18.48%
Lowest (7/1/98 - 9/30/98)         -24.84%

Average Annual Total Returns (for periods ended 12/31/98)


                                                            Fund
                                                         Inception
                                     1 Year     5 Year    (8/26/91)
----------------------------------------------------------------------
A Shares                            -13.89%     8.98%        18.44%
----------------------------------------------------------------------
B Shares                            -13.90%     9.23%        17.14%
----------------------------------------------------------------------
C Shares                            -10.43%     9.40%        17.10%
----------------------------------------------------------------------
Institutional Class                  -8.50%    10.66%        18.44%
----------------------------------------------------------------------
Russell 2000 Index*                  -2.55%    11.86%        17.37%
----------------------------------------------------------------------
Lipper Small-Cap Fund Average*       -0.23%    13.12%        17.69%
----------------------------------------------------------------------

* The Russell 2000 Index is a capitalization weighted broad based index of small capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Small-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $1 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 1/7/91. Index comparisons begin on 12/31/90. [Class A, Class B and Class C share performance not yet available].

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):                                             Class A   Class B   Class C
                                                                                                        -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                      5.50%     None     None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)              1%/(1)/   5%/(2)/  1%/(3)/
-----------------------------------------------------------------------------------------------------------------------------------

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                         Example: Assuming you redeem   Example: Assuming you
                                                                         your shares at the end of each do not redeem your
                                                                         period.                        shares.

                          Admini-      Distribution      Total Annual    Year                           Year
               Advisory   strative    and/or Service    Fund Operating
Share Class      Fees     Fees/(1)/  (12b-1) Fees/(2)/     Expenses      1    3        5       10       1     3       5      10
------------------------------------------------------------------------------------------------------------------------------------
A Shares           1.00%     .40%         .25%            1.65%          $709  $1,042   $1,398  $2,397  $ 709  $1,042  $1,398 $2,397
------------------------------------------------------------------------------------------------------------------------------------
B Shares           1.00      .40         1.00             2.40            743   1,048    1,480   2,456    243     748   1,280  2,456
------------------------------------------------------------------------------------------------------------------------------------
C Shares           1.00      .40         1.00             2.40            343     748    1,280   2,736    243     748   1,280  2,736
------------------------------------------------------------------------------------------------------------------------------------

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Equity Income Fund                           Fund Category - Value Stocks

Investment Objective
Seeks current income as a
primary objective, and
long-term growth of
capital as a secondary
objective

Fund Focus
Income producing common
stocks with potential for
capital appreciation



Approximate Number of Holdings
40-50

Approximate Capitalization Range
Over $2 billion

Dividend Frequency
Quarterly

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund's initial selection universe consists of the 1,000 largest publicly traded companies in the U.S. The universe also includes American Depository Receipts (ADRs) that are included in the S&P 500 Index as well as ADRs that are drug or energy related.

The portfolio managers partition this universe by industry and, through the use of both fundamental and quantitative research, identify the most undervalued stocks in each industry. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields.

The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 stocks with the lowest share price to company earnings (P/E) ratios.

The portfolio managers select stocks for the Fund only if they meet parameters for fundamental quality, trading liquidity and price momentum. They also use quantitative models to analyze stocks.

The portfolio managers replace a stock whenever a different stock within the same industry has a significantly lower P/E ratio or a higher dividend yield than the Fund's current holding.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund are:

  . Market Risk
  . Issuer Risk
  . Value Securities Risk
  . Credit Risk
  . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

                                              PIMCO Equity Income Fund

Calendar Year Total Returns-Class A

                          [Plot points for bar chart]

14.29%     8.03%     -2.00%     32.94%     21.00%     30.88%     8.03%
 1992      1993       1994       1995       1996       1997       1998

                               Calendar Year End


More Recent Return Information

1/1/99-9/30/99                     0.51%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)        13.92%
Lowest (7/1/98 - 9/30/98)          -10.98%

Average Annual Total Returns (for periods ended 12/31/98)


                                                        Fund Inception
                                   1 Year   5 Years        (3/8/91)
----------------------------------------------------------------------------
A Shares                             2.09%    16.07%        15.22%
----------------------------------------------------------------------------
B Shares                             2.52%    16.30%        15.28%
----------------------------------------------------------------------------
C Shares                             6.36%    16.53%        15.21%
----------------------------------------------------------------------------
S&P 500 Index*                      28.58%    24.06%        19.58%
----------------------------------------------------------------------------
Lipper Equity Income Fund           11.90%    16.50%        15.59%
 Average*

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Equity Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that seek relatively higher growth of income through investing 60% or more of their portfolios in equities. It does not take into account sales charges. The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):                                     Class A   Class B   Class C
                                                                                                --------  --------  --------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               5.50%     None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)       1%/(1)/   5%/(2)/   1%/(3)/
----------------------------------------------------------------------------------------------------------------------------

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                         Example: Assuming you redeem    Example: Assuming you
                                                                         your shares at the end of each  do not redeem your
                                                                         of each period.                 shares.

                           Admini-      Distribution      Total Annual    Year                           Year
               Advisory   strative    and/or Service     Fund Operating
Share Class      Fees     Fees/(1)/  (12b-1) Fees/(2)/      Expenses      1      3     5        10       1     3     5       10
-----------------------------------------------------------------------------------------------------------------------------------
A Shares         .45%       .40%            .25%            1.10%         $656   $880  $1,123  $1,816    $656  $880  $1,123 $1,816
-----------------------------------------------------------------------------------------------------------------------------------
B Shares         .45        .40            1.00             1.85           688    882   1,201   1,876     188   582   1,001  1,876
-----------------------------------------------------------------------------------------------------------------------------------
C Shares         .45        .40            1.00             1.85           288    582   1,001   2,169     188   582   1,001  2,169

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Renaissance Fund                             Fund Category - Value Stocks

Investment Objective
Seeks long-term growth of
capital and income

Fund Focus
Undervalued stocks with improving business fundamentals



Approximated Number of Holdings
50-70

Approximate Capitalization Range
All capitalizations

Dividend Frequency
Quarterly

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

In selecting investments for the Fund, the portfolio manager determines the valuation of stocks based on characteristics such as price-to-earnings, price-to-book and price-to-cash flow ratios. The portfolio manager analyzes stocks to identify key drivers of financial results and catalysts for change, which may indicate that a company's business fundamentals are improving.

The portfolio manager sells a stock when he believes that the company's business fundamentals are weakening.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                        . Currency Risk
     . Issuer Risk                        . Leveraging Risk
     . Value Securities Risk              . Interest Rate Risk
     . Derivatives Risk                   . Credit Risk
     . Foreign Investment Risk            . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                   PIMCO Renaissance Fund

Calendar Year Total Returns-Class C


                          [Plot points for bar chart]

11.17%  -15.46   33.24%   7.78%  21.23%  -5.05   27.61%  24.40%  34.90%  10.72%

1989      1990    1991    1992    1993    1994    1995    1996    1997    1998


                              Calendar Year Ended




More Recent Return Information

1/1/99-9/30/99                   -0.49%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)       18.37%
Lowest (7/1/98 - 9/30/98)         -16.77%



Average Annual Total Returns (for periods ended 12/31/98))


                                                                 Fund Inception
                                   1 Year   5 Years   10 Years      (4/18/88)
--------------------------------------------------------------------------------
A Shares                            5.37%   17.17%     14.14%          13.80%
--------------------------------------------------------------------------------
B Shares                            5.73%   17.39%     14.18%          13.84%
--------------------------------------------------------------------------------
C Shares                            9.76%   17.62%     13.93%          13.54%
--------------------------------------------------------------------------------
S&P 500 Index*                     28.58%   24.06%     19.21%          18.87%
--------------------------------------------------------------------------------
Lipper Equity Income Fund          10.90%   16.50%     14.32%          14.30%
 Average*

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Equity Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that seek relatively higher growth of income through investing 60% or more of their portfolios in equities. It does not take into account sales charges. The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                                       Class A   Class B   Class C
                                                                                                       -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                    5.50%      None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)            1%/(1)/    5%/(2)/   1%/(3)/

_________________________

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                   Example: Assuming you redeem your  EXAMPLE: Assuming you do not shares at the end of each period.  redeem your shares.

                         Admini-    Distribution     Total Annual  Year                               Year
              Advisory  strative   and/or Service    Fund Operating
Share Class     Fees    Fees/(1)/  (12b-1) Fees/(2)/     Expenses    1     3      5       10
--------------------------------------------------------------------------------------------------------------------------------
A Shares        .60%      .40%          .25%             1.25%      $ 670  $925   $1,199  $1,978      $ 670  $925   $1,199  $1,978
----------------------------------------------------------------------------------------------------------------------------------
B Shares        .60       .40          1.00              2.00         703   927    1,278   2,038        203   627    1,078   2,038
----------------------------------------------------------------------------------------------------------------------------------
C Shares        .60       .40          1.00              2.00         303   627    1,078   2,327        203   627    1,078   2,327

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Value Fund                                 Fund Category - Value Stocks

Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Undervalued common stocks relative to their industry groups



Approximated Number of Holdings
50

Approximate Capitalization Range
At least $2 billion

Dividend Frequency
Quarterly


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund's initial selection universe consists of the 1,000 largest publicly traded companies in the U.S. The universe also includes American Depository Receipts (ADRs) that are included in the S&P 500 Index as well as ADRs that are drug or energy related.

The portfolio managers partition this universe by industry and identify the most undervalued stocks in each industry. After narrowing the universe to approximately 150 possible candidates, the portfolio managers select one holding from each of 50 industry groups.

The portfolio managers select stocks only if they meet parameters for fundamental quality and trading liquidity. Issue weighting is dependent upon dividend yield and price momentum considerations. The managers also consider quantitative models for investment timing purposes.

The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace companies within the same industry group when a replacement candidate's valuation reaches a level that is considerably lower the valuation of an existing holding.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.



Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk
     . Issuer Risk
     . Value Securities Risk
     . Credit Risk
     . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

                                                   PIMCO Value Fund
Calendar Year Total Returns

                       [Plot points for bar chart]

12.70%    15.94%    -4.46%    36.37      19.87%    25.71%     9.76%

 1992      1993      1994      1995       1996      1997      1998

                               Calendar Year End



More Recent Return Information
1/1/99-9/30/99                       4.80%



Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)        17.10%
Lowest (7/1/98 - 9/30/98)          -13.27%




Average Annual Total Returns (for periods ended 12/31/98)

                                                        Fund Inception
                                    1 Year   5 Years      (12/30/91)
------------------------------------------------------------------------
A Shares                             3.72%    15.62%        15.35%
------------------------------------------------------------------------
B Shares                             4.14%    15.86%        15.43%
------------------------------------------------------------------------
C Shares                             8.06%    16.08%        15.43%
------------------------------------------------------------------------
S&P 500 Index*                      28.58%    24.06%        19.51%
------------------------------------------------------------------------
Lipper Growth and Income Fund       15.80%    18.42%        15.94%
 Average*


* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Growth and Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. It does not take into account sales charges. The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                                Class A   Class B   Class C
                                                                                                --------  --------  --------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              5.50%     None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)      1%/(1)/   5%/(2)/   1%/(3)/

_______________________

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                   Example: Assuming you redeem your  Example: Assuming you do not shares at the end of each period.  redeem your shares.

                        Admini-    Distribution     Total Annual   Year                               Year
             Advisory  strative   and/or Service    Fund Operating
Share Class  Fees      Fees/(1)/  (12b-1) Fees/(2)/   Expenses     1       3       5         10       1      3      5       10
----------------------------------------------------------------------------------------------------------------------------------
A Shares      .45%       .40%           .25%           1.10%       $656    $880    $1,123    $1,816   $656   $880   $1,123  $1,816
----------------------------------------------------------------------------------------------------------------------------------
B Shares      .45        .40           1.00            1.85         688     882     1,201     1,876    188    582    1,001   1,876
----------------------------------------------------------------------------------------------------------------------------------
C Shares      .45        .40           1.00            1.85         288     582     1,001     2,169    188    582    1,001   2,169

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Value 25 Fund                                Fund Category - Value Stocks

Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Medium capitalization common stocks



Approximated Number of Holdings
25

Approximate Capitalization Range
Between $1 billion and $5 billion

Dividend Frequency
At least annually



Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry groups.

The Fund normally invests in approximately 25 stocks. The portfolio managers classify a universe of approximately 2,000 stocks by industry, each of which have market capitalizations between $1 billion and $5 billion at the time of investment. They then screen the universe to find the stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens.

The portfolio managers then analyze those stocks which pass the screenings and conduct fundamental research on those companies that appear to be the most undervalued by the market. They select approximately 25 stocks, diversified across industries, on an equal-weighted basis for the Fund.

The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace companies within the same industry group when a replacement candidate's valuation reaches a level that is considerably lower than the valuation of the existing holding.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.


Principal Risks

Among the principal risks of investing in the Fund are:

          . Market Risk                        . Liquidity Risk
          . Issuer Risk                        . Credit Risk
          . Value Securities Risk              . Management Risk
          . Smaller Company Risk
          . Concentration Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The Fund commenced operations in July 1998 and does not yet have a full calendar year of performance to be shown here. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

                                              PIMCO Value 25 Fund

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                                Class A   Class B   Class C
                                                                                                --------  --------  --------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              5.50%      None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)      1%/(1)/    5%/(2)/   1%/(3)/

___________________________

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                     Example: Assuming you redeem your  Example: Assuming you do shares at the end of each period.  not redeem your shares.

                         Admini-    Distribution      Total Annual   Year                               Year
             Advisory   strative   and/or Service    Fund Operating
Share Class    Fees     Fees (1)   (12b-1) Fees (2)     Expenses     1      3      5       10           1     3     5       10
----------------------------------------------------------------------------------------------------------------------------------
A Shares        .50%      .40%          .25%             1.15%       $661   $895   $1,148  $1,871       $661  $895  $1,148  $1,871
----------------------------------------------------------------------------------------------------------------------------------
B Shares        .50       .40          1.00              1.90         693    897    1,226   1,930        193   597   1,026   1,930
----------------------------------------------------------------------------------------------------------------------------------
C Shares        .50       .40          1.00              1.90         293    597    1,026   2,222        193   597   1,026   2,222

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Small-Cap Value Fund                      Fund Category - Value Stocks

Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Smaller capitalization common stocks



Approximated Number of Holdings
100

Approximate Capitalization Range
Between $50 million and $1 billion

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations between $100 million and $1 billion at the time of investment and below-average P/E ratios relative to the market and their respective industry groups.

The Fund's initial selection universe consists of approximately 4,500 stocks. The portfolio managers then apply a screening methodology based upon low P/E ratios, market capitalizations, trading liquidity and dividend yield to narrow this universe to approximately 500 stocks divided among approximately 160 industries.

The portfolio managers then analyze this narrowed universe using fundamental research and a disciplined investment methodology. They select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. The portfolio managers also select stocks subject to a 10% limit on the weighting for any one industry, resulting in a portfolio that has broad diversification among economic sectors.

The portfolio managers replace a stock if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index or stocks in its industry group. The portfolio managers also consider quantitative models for investment timing purposes.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.




Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                  . Liquidity Risk
     . Issuer Risk                  . Credit Risk
     . Value Securities Risk        . Management Risk
     . Smaller Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

                                              PIMCO Small-Cap Value Fund

Calendar Year Total Returns-CLASS A

18.27%    13.39%     -4.07%     24.98%     27.22%     34.47%     -9.48%

 1992      1993       1994       1995       1996       1997       1998

                               Calendar Year End


More Recent Return Information
1/1/99-9/30/99                    -4.98%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (7/1/97 - 9/30/97)          15.81%
Lowest (7/1/98 - 9/30/98)          -18.71%




Average Annual Total Returns (for periods ended 12/31/98)

                                                        Fund Inception
                                    1 Year    5 Years     (10/1/91)
------------------------------------------------------------------------
A Shares                           -14.46%    11.90%        13.44%
------------------------------------------------------------------------
B Shares                           -14.50%    12.08%        13.51%
------------------------------------------------------------------------
C Shares                           -11.06%    12.33%        13.48%
------------------------------------------------------------------------
Russell 2000 Index*                 -2.55%    11.86%        14.13%
------------------------------------------------------------------------
Lipper Small-Cap Fund Average*      -0.23%    13.12%        14.69%


* The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stock. It is not possible to invest directly in the index. The Lipper Small-Cap Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $1 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 9/30/91. Index comparisons begin on 10/1/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                                       Class A   Class B   Class C
                                                                                                       -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                     5.50%     None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)             1%/(1)/   5%/(2)/   1%/(3)/

________________________

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.



Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                     Example: Assuming you redeem your  Example: Assuming you do shares at the end of each period.  not redeem your shares.

                        Admini-     Distribution     Total Annual
             Advisory  strative    and/or Service   Fund Operating   Year                               Year
Share Class    Fees    Fees/(1)/   (12b-1) Fees/(2)/    Expenses      1      3      5        10          1     3     5       10
----------------------------------------------------------------------------------------------------------------------------------
A Shares       .60%       .40%          .25%            1.25%        $670   $925   $1,199   $1,978      $670  $925  $1,199  $1,978
----------------------------------------------------------------------------------------------------------------------------------
B Shares       .60        .40          1.00             2.00          703    927    1,278    2,038       203   627   1,078   2,038
----------------------------------------------------------------------------------------------------------------------------------
C Shares       .60        .40          1.00             2.00          303    627    1,078    2,327       203   627   1,078   2,327

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Tax-Efficient Equity Fund                  Fund Category - Enhanced Index

Investment Objective
Seeks maximum after-tax growth of capital

Fund Focus
A portion of the common stocks represented in the S&P 500 Index



Approximated Number of Holdings
At least 250

Approximate Capitalization Range
Over $5 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 250 common stocks. The Fund also attempts to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

Normally, the Fund invests at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The portfolio managers attempt to produce a higher total return than the S&P 500 by using quantitative security selection techniques. There is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions. The Fund may use derivatives.

Quantitative Security Selection Techniques.

The portfolio managers use a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential. They analyze factors such as growth of sustainable earnings and dividend behavior. Stocks in the top 50% of the model's ranking are considered for purchase by the Fund. The Fund sells stocks selected from the bottom 20% of the model's ranking based on cost, current market value and anticipated benefit of replacement. The portfolio managers' sell discipline also focuses on reducing realized capital gains as indicated below.

Tax-Efficient Strategies.

The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains.

Additional tax-efficient strategies include regular portfolio rebalancing to capture available tax credits and the use derivative hedging techniques so that the Fund can reduce its exposure to price declines without having to sell appreciated securities. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains.

Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.



Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                   . Derivatives Risk
     . Issuer Risk                   . Leveraging Risk
     . Value Securities Risk         . Credit Risk
     . Growth Securities Risk        . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



Performance Information

The Fund commenced operations in July 1998 and does not yet have a full calendar year of performance to be shown here. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

                                              PIMCO Tax-Efficient Equity Fund

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                                Class A   Class B   Class C
                                                                                                --------  --------  --------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              5.50%     None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)      1%(1)     5%(2)     1%(3)

________________________

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                    Example: Assuming you redeem your  Example: Assuming you do shares at the end of each period.  not redeem your shares.

                        Admini-    Distribution      Total Annual   Year                               Year
             Advisory  strative   and/or Service     Fund Operating
Share Class    Fees    Fees/(1)/   (12b-1) Fees/(2)/   Expenses     1     3      5       10            1     3      5       10
----------------------------------------------------------------------------------------------------------------------------------
A Shares       .45%       .40%          .25%             1.10%      $656  $880   $1,123  $1,816        $656  $880   $1,123  $1,816
----------------------------------------------------------------------------------------------------------------------------------
B Shares       .45        .40          1.00              1.85        688   882    1,201   1,876         188   582    1,001   1,876
----------------------------------------------------------------------------------------------------------------------------------
C Shares       .45        .40          1.00              1.85        288   582    1,001   2,169         188   582    1,001   2,169

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO International Fund                  Fund Category - International Stocks

Investment Objective
Seeks capital appreciation through investment in an international portfolio; income is an incidental consideration

Fund Focus
Common stocks of foreign (non-U.S.) issuers



Approximated Number of Holdings
150-200

Approximate Capitalization Range
Over $5 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in an international portfolio of common stocks, which may or may not pay dividends. The Fund may also invest in other types of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities.

The portfolio manager uses a "top down" approach in selecting investments for the Fund. He first determines country allocations for the Fund by considering such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other financial, social, national and political factors. The portfolio manager then notifies Blairlogie's country specialists of the desired country weightings and the specialists select stocks within each country according to growth, quality and value characteristics.

The Fund normally invests in securities traded principally in developed foreign securities markets, with particular emphasis on Japanese, European, Pacific and Australian securities markets. However, the Fund has no prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund will also invest in emerging markets and may invest in securities of foreign issuers traded on U.S. markets. The Fund will normally not invest in securities of U.S. issuers traded on U.S. securities markets.

The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar. It may also invest directly in foreign currencies, use derivatives and invest up to 10% of its assets in other investment companies.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and equity securities principally traded in the U.S., including securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.



Principal Risks

Among the principal risks of investing in the Fund are:

     . Foreign Investment Risk                . Derivatives Risk
     . Currency Risk                          . Concentration Risk
     . Market Risk                            . Leveraging Risk
     . Issuer Risk                            . Interest Rate Risk
     . Value Securities Risk                  . Credit Risk
     . Growth Securities Risk                 . Management Risk
     . Liquidity Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Past performance is no guarantee of future results.

                                                        PIMCO International Fund

Calendar Year Total Returns

                          [Plot points for bar chart]


28.51%  -15.50%  19.92%  -5.84%  33.47%  -8.16%  5.79%  5.76%  1.85%  8.27%

 1989     1990    1991    1992    1993    1994   1995   1996   1997   1998

                               Calendar Year End


More Recent Return Information
1/1/99-9/30/99                         4.46%


Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)            16.44%
Lowest (7/1/98 - 9/30/98)              -22.16%

Average Annual Total Returns (for periods ended 12/31/98)

                                                                             Fund Inception
                                        1 Year      5 Years    10 Years         (8/25/86)
-------------------------------------------------------------------------------------------
A Shares                                3.30%       2.18%      6.58%         6.74%
-------------------------------------------------------------------------------------------
B Shares                                3.39%       2.22%      6.38%         6.42%
-------------------------------------------------------------------------------------------
C Shares                                7.30%       2.53%      6.37%         6.41%
-------------------------------------------------------------------------------------------
MSCI EAFE Index*                       20.33%       9.50%      5.85%         9.09%
-------------------------------------------------------------------------------------------
Lipper International Fund Average*     12.99%       7.81%      9.15%         9.77%


* The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of foreign developed and emerging market stocks. It is not possible to invest directly in the index. The Lipper International Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked b Lipper that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges. The Fund began operations on 8/25/86. Index comparisons begin on 8/31/86.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

                                                                                              Class A      Class B      Class C
                                                                                              -------      -------      -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)           5.50%         None         None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)   1%/(1)/       5%/(2)/      1%/(3)/

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                     Example: Assuming you redeem your
                                                                                     shares  at the end of each period.
                            Admini-       Distribution          Total Annual
                 Advisory   strative     and/or Service        Fund Operating        Year
Share Class        Fees     Fees/(1)/  (12b-1) Fees/(2)/          Expenses           1         3         5         10
---------------------------------------------------------------------------------------------------------------------------
A Shares              .55%       .65%              .25%               1.45%          $689      $983      $1,299      $2,190
---------------------------------------------------------------------------------------------------------------------------
B Shares              .55        .65              1.00                2.20            723       988       1,380       2,249
---------------------------------------------------------------------------------------------------------------------------
C Shares              .55        .65              1.00                2.20            323       688       1,180       2,534
---------------------------------------------------------------------------------------------------------------------------


                    Example: Assuming you do not redeem
                    your shares at the end of each period.


                    Year
Share Class         1         3         5         10
--------------------------------------------------------
A Shares            $689      $983      $1,299    $2,190
--------------------------------------------------------
B Shares             223       688       1,180     2,249
--------------------------------------------------------
C Shares             233       688       1,180     2,534
--------------------------------------------------------

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Innovation Fund                      Fund Category - Sector-Related Stocks


Investment Objective
Seeks capital appreciation; no consideration is given to income

Fund Focus
Common stocks of technology-related companies



Approximated Number of Holdings
40

Approximate Capitalization Range
Over $200 million

Dividend Frequency
At least annually


Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The portfolio manager seeks to identify quality technology-related companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.


Principal Risks

Among the principal risks of investing in the Fund are:

     . Market Risk                         . Currency Risk
     . Issuer Risk                         . Concentration Risk
     . Growth Securities Risk              . Leveraging Risk
     . Smaller Company Risk                . Interest Rate Risk
     . Liquidity Risk                      . Credit Risk
     . Derivatives Risk                    . Management Risk
     . Foreign Investment Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                           PIMCO Innovation Fund

Calendar Year Total Returns-Class A

                          [Plot points for bar chart]

45.33%     23.60%     9.03%     69.54%

 1995       1996      1997       1998

                              Calendar Year End

More Recent Return Information
1/1/99-9/30/99                           32.91%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)             37.19%
Lowest (1/1/97 - 3/31/97)               -12.56%

Average Annual Total Returns (for periods ended 12/31/98)

                                                                  Fund Inception
                                                   1 Year           (12/22/94)
-------------------------------------------------------------------------------
A Shares                                           69.54%         34.67%
-------------------------------------------------------------------------------
B Shares                                           73.02%         35.35%
-------------------------------------------------------------------------------
C Shares                                           77.13%         35.55%
-------------------------------------------------------------------------------
S&P 500 Index*                                     28.58%         30.51%
-------------------------------------------------------------------------------
Lipper Science and Technology Fund Average*        51.44%         25.21%


* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Science and Technology Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest 65% of their assets in science and technology stocks. It does not take into account sales charges. The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                               Class A        Class B      Class C
                                                                                               -------        -------      -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)           5.50%          None         None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)   1%/(1)/        5%/(2)/      1%/(3)

______________________
1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                     Example: Assuming you redeem your
                                                                                     shares  at the end of each period.
                            Admini-       Distribution          Total Annual
                 Advisory   strative     and/or Service        Fund Operating        Year
Share Class        Fees     Fees/(1)/  (12b-1) Fees/(2)/          Expenses           1         3         5         10
---------------------------------------------------------------------------------------------------------------------------
A Shares           .65%       .40%            .25%                  1.30%            $675      $939      $1,224      $2,032
---------------------------------------------------------------------------------------------------------------------------
B Shares           .65        .40            1.00                   2.05              708       943       1,303       2,091
---------------------------------------------------------------------------------------------------------------------------
C Shares           .65        .40            1.00                   2.05              308       643       1,103       2,379
---------------------------------------------------------------------------------------------------------------------------

                    Example: Assuming you do not redeem
                    your shares.

                    Year
Share Class         1         3         5         10
--------------------------------------------------------
A Shares            $675      $939      $1,224    $2,032
--------------------------------------------------------
B Shares             208       643       1,103     2,091
--------------------------------------------------------
C Shares             208       643       1,103     2,379
--------------------------------------------------------


1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

PIMCO Precious Metals Fund                  Fund Category -Sector-related Stocks

Investment Objective
Seeks capital appreciation; no consideration is given to income

Fund Focus
Common stocks of precious metals-related companies



Approximated Number of Holdings
50

Approximate Capitalization Range
Between $50 million and $7 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious-metals related activities. These include mining, processing, distribution and marketing of precious metals. The Fund may invest up to 100% of its assets in securities of companies whose assets, revenues or profits are derived from a single precious metal.

The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar and may invest directly in foreign currencies.

The portfolio manager selects securities for the Fund based on an analysis that identifies companies that are undervalued relative to the anticipated value of the precious metals relevant to the company.

The Fund also invests in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may also use derivatives. Although the Fund reserves the right to do so at any time, it does not presently intend to invest more than 10% of its assets directly in precious metals (such as gold bullion) or in futures contracts on precious metals (such as gold futures) and related options.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

Because the Fund concentrates in the precious metals industry, it is intended for aggressive investors and is not intended as a complete investment program.

Principal Risks

Among the principal risks of investing in the Fund are:

      . Concentration Risk                 . Smaller Company Risk
      . Foreign Investment Risk            . Liquidity Risk
      . Currency Risk                      . Derivatives Risk
      . Market Risk                        . Leveraging Risk
      . Issuer Risk                        . Interest Rate Risk
      . Value Securities Risk              . Credit Risk
      . Growth Securities Risk             . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Class A shares (2/1/91) and Class B shares (6/15/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Past performance is no guarantee of future results.

                                                      PIMCO Precious Metals Fund
Calendar Year Total Returns

                          [Plot points for bar chart]

16.19%   -25.05%  5.35%   12.32%  89.46%  -9.66%  -4.19% -2.96%  -48.04% -8.72%
 1989     1990    1991    1992    1993    1994    1995   1996    1997    1998

                               Calendar Year End


More Recent Return Information
1/1/99-9/30/99                          3.25%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (4/1/93 -  6/30/93)              36.03%
Lowest (10/1/97 - 12/31/97)             -33.81%


                                                                             Fund Inception
                                        1 Year      5 Years    10 Years         (8/25/86)
-------------------------------------------------------------------------------------------
A Shares                                -12.50%    -17.02%     -5.64%        -6.01%
-------------------------------------------------------------------------------------------
B Shares                                -13.00%    -17.10%     -5.61%        -5.98%
-------------------------------------------------------------------------------------------
C Shares                                 -9.61%    -16.81%     -5.88%        -6.26%
-------------------------------------------------------------------------------------------
Philadelphia Gold and Silver Index*     -12.43%    -13.21%     -2.88%        -3.29%
-------------------------------------------------------------------------------------------
Lipper Gold Oriented Fund Average*      -10.95%    -13.81%     -3.80%        -3.44%


* The Philadelphia Gold and Silver Index is a widely recognized, unmanaged index of stocks of companies in the gold and silver mining industry. It is not possible to invest directly in the index. The Lipper Gold Oriented Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or gold bullion. It does not take into account sales charges. The Fund began operations on 10/10/88. Index comparisons begin on 9/30/88.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund

Shareholder Fees (fees paid directly from your investment):

                                                                                               CLASS A      CLASS B        CLASS C
                                                                                               --------     --------       -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)           5.50%        None           None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)   1%/(1)/      5%/(2)/        1%/(3)/

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                     Example: Assuming you redeem your
                                                                                     shares  at the end of each period.
                            Admini-       Distribution          Total Annual
                 Advisory   strative     and/or Service        Fund Operating        Year
Share Class        Fees     Fees/(1)/  (12b-1) Fees/(2)/          Expenses           1         3         5         10
---------------------------------------------------------------------------------------------------------------------------
A Shares           .60%       .45%            .25%                  1.30%            $675      $939      $1,224      $2,032
---------------------------------------------------------------------------------------------------------------------------
B Shares           .60        .45            1.00                   2.05              708       943       1,303       2,091
---------------------------------------------------------------------------------------------------------------------------
C Shares           .60        .45            1.00                   2.05              308       643       1,103       2,379
---------------------------------------------------------------------------------------------------------------------------

                    Example: Assuming you do not redeem
                    your shares.

                    Year
Share Class         1         3         5         10
--------------------------------------------------------
A Shares            $675      $939      $1,224    $2,032
--------------------------------------------------------
B Shares             208       643       1,103     2,091
--------------------------------------------------------
C Shares             208       643       1,103     2,379
--------------------------------------------------------

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

                           Summary of Principal Risks


     The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in BOLD TYPE. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks.

     .    Market Risk.  Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     .    Issuer Risk.  The values of equity securities may also decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     .    Value Securities Risk.  Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The Equity Income, Renaissance, Value, Value 25 and Small-Cap Value Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

     .    Growth Securities Risk.  Each Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. The Growth, Target, Opportunity and Innovation Funds place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

     .    Smaller Company Risk.   The general risks associated with equity
securities and liquidity risk are particularly pronounced for securities of COMPANIES WITH SMALLER MARKET CAPITALIZATIONS. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Opportunity, Small-Cap Growth and Small-Cap Value Funds generally have the greatest exposure to this risk. The Target,

Mid-Cap Growth and Value 25 Funds also have substantial exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

     .    Liquidity Risk.  All of the Funds are subject to liquidity risk.
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such ILLIQUID SECURITIES at an advantageous time or price. Funds with principal investment strategies that involve securities of COMPANIES WITH SMALLER MARKET CAPITALIZATIONS, FOREIGN SECURITIES, DERIVATIVES or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     .    Derivatives Risk.  All Funds except the Capital Appreciation, Mid-Cap
Growth, Small-Cap Growth, Equity Income, Value, Value 25 and Small-Cap Value Funds may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques - Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds will sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss. A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     .    Foreign Investment Risk.  Funds that invest in FOREIGN SECURITIES, and particularly the International and Precious Metals Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in certain regions such as Southeast Asia can also adversely affect securities of other countries whose economies appear to be unrelated.

     Foreign investment risk may be particularly high to the extent that a Fund invests in EMERGING MARKET SECURITIES of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The International Fund may invest a significant portion of its assets in emerging market securities.

     To the extent that a Fund, such as the International or Precious Metals Fund, invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

     .    Currency Risk.  The Growth, Target, Opportunity, Renaissance,
International, Innovation and Precious Metals Funds may invest directly in FOREIGN CURRENCIES and in securities that trade in, and receive revenues in, foreign currencies. To the extent that they do so, these Funds will be subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

     .    Concentration Risk.  Concentration of investments in a small number of issuers, industries or foreign currencies increases risk. Funds such as the Value 25 Fund that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified Fund might be. Some of those issuers also may present substantial credit or other risks. The International and Precious Metals Funds may be subject to this risk to the extent that they concentrate their assets in securities denominated in a particular foreign currency or in a concentrated geographic area outside the U.S. Similarly, the Precious Metals Fund is vulnerable to events adversely affecting the PRECIOUS METALS industry because it will always have at least 25% of its assets invested in that industry. Based on historical experience, the prices of precious metals and of securities of companies engaged in precious metals-related activities may be subject to extreme fluctuations, reflecting wider economic or political instability or for other reasons. Also, the Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because it normally concentrates its investments in those companies.

     .    Leveraging Risk.  When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Each Fund may take on leveraging risk by using REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS, by investing collateral from LOANS OF PORTFOLIO SECURITIES or through the use of WHEN-ISSUED, DELAYED-DELIVERY OR FORWARD COMMITMENT TRANSACTIONS. Certain Funds may also take on leveraging risk by using DERIVATIVES. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

     .    Interest Rate Risk.  To the extent that Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. As interest rates rise, the value of fixed income securities in a Fund's portfolio are likely to decrease.

     .    Credit Risk. All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a DERIVATIVES contract, REPURCHASE AGREEMENT or a LOAN OF PORTFOLIO SECURITIES, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their CREDIT RATINGS.

     .    Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

                             Management of the Funds

The business affairs of the Funds are managed under the direction of the Trust's Board of Trustees. Information about the Trustees and the Trust's executive officers is included in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser And Administrator

  PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.


  PIMCO Advisors is located at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 1999, PIMCO Advisors and its subsidiary partnerships had more than $256 billion in assets under management.

     PIMCO Advisors has retained investment management firms ("Sub-Advisers") to manage each Fund's investments, except that the PIMCO Equity Advisors division of PIMCO Advisors manages the investments of the Growth, Target, Opportunity, Renaissance and Innovation Funds (PIMCO Equity Advisors is also referred to as a "Sub-Adviser" in this capacity). See "Sub-Advisers" below.

     PIMCO Advisors has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

     .    Advisory Fees. Each Fund pays PIMCO Advisors fees in return for providing or arranging for the provisions of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

  For the fiscal year ended June 30, 1999, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund                                                                Advisory Fees
===================================================================================
Capital Appreciation, Mid-Cap Growth, Equity Income, Value and            .45%
 Tax-Efficient Equity Funds
-----------------------------------------------------------------------------------
Growth and Value 25 Funds                                                 .50%
-----------------------------------------------------------------------------------
Target and International Funds                                            .55%
-----------------------------------------------------------------------------------
Renaissance, Small-Cap Value and Precious Metals Funds                    .60%
-----------------------------------------------------------------------------------
Opportunity and Innovation Funds                                          .65%
-----------------------------------------------------------------------------------
Small-Cap Growth Fund                                                    1.00%
-----------------------------------------------------------------------------------


   . Administrative Fees. The Funds pay for the administrative services they require under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of the Funds pay a single administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal transfer agency and printing costs. The result of this fee structure is an expense level for Class A, Class B and Class C shareholders of each Fund that, with limited exceptions, is precise and predictable under ordinary circumstances.


   . For the fiscal year ended June 30, 1999, the Funds paid PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares):

Fund                                   Administrative Fees*
------------------------------------------------------------------
Precious Metals Fund                   .45%
------------------------------------------------------------------
International Fund                     .65%
------------------------------------------------------------------
All Other Funds                        .40%
------------------------------------------------------------------

* The Administrative Fee rate for each Fund is subject to a reduction of .05% per year on the average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

SUB-ADVISERS

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

SUB-ADVISER*                                            FUNDS
------------------------------------------------------------------------------
PIMCO EQUITY ADVISORS division of PIMCO Advisors        Growth, Target,
 ("PIMCO Equity Advisors")                              Opportunity, Renaissance
33 Maiden Lane                                          and Innovation
New York, NY  10038
--------------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT ("Cadence")                  Capital Appreciation, Mid-Cap
Exchange Place, 53 State Street                         Growth and Small-Cap Growth
Boston, MA 02109

--------------------------------------------------------------------------------------
NFJ INVESTMENT GROUP ("NFJ")                            Equity Income, Value,
2121 San Jacinto, Suite 1840                            Value 25 and Small-Cap Value
Dallas, TX 75201
--------------------------------------------------------------------------------------
PARAMETRIC PORTFOLIO ASSOCIATES ("Parametric")          Tax-Efficient Equity
7310 Columbia Center, 701 Fifth Avenue
Seattle, WA 98104
--------------------------------------------------------------------------------------
BLAIRLOGIE CAPITAL MANAGEMENT ("Blairlogie")            International
4th Floor, 125 Princes Street
Edinburgh EH2 4AD, Scotland
--------------------------------------------------------------------------------------
VAN ECK ASSOCIATES CORPORATION ("Van Eck")              Precious Metals
99 Park Avenue
New York, NY 10001

_________________________
* With the exception of Blairlogie and Van Eck, each Sub-Adviser is either a division or a sub-partnership of PIMCO Advisors.


  The following provides additional information about each Sub-Adviser and the individual portfolio managers who have primary responsibility for managing the Funds' investments.

     PIMCO EQUITY ADVISORS, a division of PIMCO Advisors, provides equity-related advisory services to mutual funds and institutional accounts. See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.

     . Individual Portfolio Managers. The following individuals of PIMCO Equity Advisors have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the Growth, Target, Opportunity and Innovation Funds prior to March 6, 1999 and for the Renaissance Fund prior to May 7, 1999.

Fund                         Portfolio Managers   Since          Recent Professional Experience
Growth                       Kenneth W. Corba      1999          Managing Director and Chief Investment Officer
                                                                 of PIMCO Equity Advisors and a Member of the
                                                                 Management Board of PIMCO Advisors.  Prior to
                                                                 joining PIMCO Advisors, he was with Eagle Asset
                                                                 Management from 1995 to 1998, serving in various
                                                                 capacities including as Chief Investment Officer
                                                                 and Portfolio Manager.  He was with Stein Roe
                                                                 and Farnham Inc. from 1984 to 1995, serving in
                                                                 various capacities including as Senior Vice
                                                                 President and Portfolio Manager.

Target                       Mr. Corba             1999          See above.

Opportunity                  Michael F. Gaffney    1999          Managing Director of PIMCO Equity Advisors.
                                                                 Prior to joining PIMCO Advisors, he was with
                                                                 Alliance Capital Management L.P. from 1993 to
                                                                 1999, serving in various capacities including as
                                                                 Senior Vice President and Portfolio Manager.

Renaissance                  John K. Schneider     1999          Senior Portfolio Manager of PIMCO Equity
                                                                 Advisors.  Prior to joining PIMCO Advisors, he
                                                                 was a partner and Portfolio Manager of Schneider
                                                                 Capital Management (from 1996 to 1999).

Innovation                   Dennis P. McKechnie   1998          Portfolio Manager of PIMCO Equity Advisors.
                                                                 Prior to joining PIMCO Advisors, he was with
                                                                 Columbus Circle Investors from 1991 to 1999,
                                                                 serving in various capacities including as
                                                                 Portfolio Manager.

     Cadence, an affiliated subpartnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 1999 of approximately $6.5 billion.

     . Individual Portfolio Managers. The following individuals share primary responsibility for each of the noted Funds.

Fund                              Portfolio Managers              Since                   Recent Professional Experience
Capital Appreciation              David B. Breed                  1991 (Inception)        Managing Director, Chief Executive Officer
                                                                                          and founding partner of Cadence. Member of
                                                                                          the Management Board of PIMCO Advisors.

                                  William B. Bannick              1992                    Managing Director and Executive Vice
                                                                                          President of Cadence.

                                  Katherine A. Burdon             1993                    Managing Director and Portfolio Manager at
                                                                                          Cadence.

                                  Peter B. McManus                1994                    Director of Fund Management at Cadence.
                                                                                          Previously, he served as a Vice President
                                                                                          of Bank of Boston from 1991 to 1994.

Mid-Cap Growth                    Messrs. Breed, Bannick and      Same as Capital         See above.
                                  McManus and Ms. Burdon          Appreciation Fund

Small-Cap Growth                  Messrs. Breed, Bannick and      Same as Capital         See above.
                                  McManus and Ms. Burdon          Appreciation Fund

     NFJ, an affiliated sub-partnership of PIMCO Advisors, provides advisory
services to mutual funds and institutional accounts.   NFJ Investment Group,
Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 1999 of approximately $2.2 billion.

     . Individual Portfolio Managers. The following individuals share primary responsibility for the noted Funds.

Fund                             Portfolio Manager            Since                Recent Professional Experience
Equity Income                    Chris Najork                 1991 (Inception)     Managing Director and founding partner of NFJ.

                                 Benjamin Fischer             1991 (Inception)     Managing Director and founding partner of NFJ.


Value                            Messrs. Najork               1991 (Inception)     See above.
                                 and Fischer

                                 Paul A. Magnuson             1995                 Research analyst at NFJ. Previously, he was with
                                                                                   NationsBank Texas from 1985 to 1992, serving in
                                                                                   various capacities including as Financial
                                                                                   Analyst.

Value 25                         Messrs. Najork and Fischer   1998 (Inception)     See above.

                                 Cliff Hoover                 1998 (Inception)     Principal at NFJ. Previously, he served as Vice
                                                                                   President Corporate Banking at Credit Lyonnais
                                                                                   from 1991 to 1997.

Small-Cap Value                  Messrs. Najork and Fischer   1991 (Inception)     See above.


                                 Mr. Magnuson                 1995                 See above.

     Parametric, an affiliated sub-partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 1999 of approximately $3.9 billion.

     . Individual Portfolio Managers. The following individuals share primary responsibility for the Tax-Efficient Equity Fund.

Fund                         Portfolio Manager       Since                Recent Professional Experience
Tax-Efficient Equity         David Stein             1998 (Inception)     Managing Director of Parametric.  Previously,
                                                                          he served in Investment Research at GTE
                                                                          Corporation from 1995 to 1996, in Equity
                                                                          Research at Vanguard Group from 1994 to 1995
                                                                          and in Investment Research at IBM Corporation
                                                                          from 1977 to 1994.

                             Tom Seto                1998 (Inception)     Vice President of Parametric.  Previously, he
                                                                          was with Barclays Global Investors from 1991
                                                                          to 1998, serving in various capacities
                                                                          including as head of U.S. Equity Index
                                                                          Investments and Portfolio Manager.

                             Cliff Quisenberry       1998 (Inception)     Vice President of Parametric.  Previously, he
                                                                          served as Vice President and Portfolio Manager
                                                                          at Cutler & Co. from 1990 to 1994 and as a
                                                                          Securities Analyst and Portfolio manager at
                                                                          Fred Alger Management from 1987 to 1988.

     Blairlogie provides advisory services to mutual funds and institutional accounts. Blairlogie Capital Management Ltd., the predecessor investment adviser the Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 1999 of approximately $903 million.

     Blairlogie is an indirect majority-owned subsidiary of the Alleghany Corporation, and is not an affiliate of PIMCO Advisors. Blairlogie was formerly an affiliated sub-partnership of PIMCO Advisors. On April 30, 1999, PIMCO Advisors sold all of its ownership interest in Blairlogie to subsidiaries of the Alleghany Corporation. PIMCO Advisors retained Blairlogie as the Sub-Adviser of the International Fund subsequent to this transaction pursuant to a new portfolio management agreement between PIMCO Advisors and Blairlogie.

     . Individual Portfolio Manager. The following individual has primarily responsibility for the International Fund.

Fund                         Portfolio Manager      Since          Recent Professional Experience
International                James Smith            1994           Managing Director and Chief Investment Officer
                                                                   of Blairlogie.


     VAN ECK provides advisory services to mutual funds and institutional accounts. Van Eck commenced operations in 1995. Accounts managed by Van Eck had combined assets as of September 30, 1999 of approximately $1.2 billion. Van Eck is an independent management firm and is not an affiliate of PIMCO Advisors.


     . Individual Portfolio Manager. The following individual has primary responsibility for the Precious Metals Fund.

Fund                         Portfolio manager          Since                Recent Professional Experience
Precious Metals Fund         Henry J. Bingham           1988 (Inception)     Executive Managing Director of Van Eck.

                 Investment Options (Class A, B and C Shares)


The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

     The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment
decision, including the various expenses associated with each class.   More
extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares - PIMCO Funds Shareholders' Guide" below.

Class A Shares  . You pay an initial sales charge of up to 5.50% when you buy
                Class A shares. The sales charge is deducted from your investment so that not all of you purchase payment is invested.

                . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

                . Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

                . You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares  . You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

                . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

                . Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

                . Class B shares automatically convert into Class A shares after they have been held for seven years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares  . You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

                . You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

                . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

                . Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven years.

     The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges - Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.

All Funds

                                            Initial Sales Charge   Initial Sales Charge
Amount of                                        as % of Net          as % of Public
Purchase                                       Amount Invested        Offering Price
=======================================================================================
$0-$49,999                                         5.82%                  5.50%
---------------------------------------------------------------------------------------
$50,000-$99,999                                    4.71%                  4.50%
---------------------------------------------------------------------------------------
$100,000-$249,999                                  3.63%                  3.50%
---------------------------------------------------------------------------------------
$250,000-$499,999                                  2.56%                  2.50%
---------------------------------------------------------------------------------------
$500,000-$999,999                                  2.04%                  2.00%
---------------------------------------------------------------------------------------
$1,000,000 +                                       0.00%*                 0.00%*

* As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Contingent Deferred Sales Charges (CDSCs) - Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

Class B Shares

Years Since Purchase                           Percentage Contingent
Payment was Made                               Deferred Sales Charge
============================================================================
First                                          5
----------------------------------------------------------------------------
Second                                         4
----------------------------------------------------------------------------
Third                                          3
----------------------------------------------------------------------------
Fourth                                         3
----------------------------------------------------------------------------
Fifth                                          2
----------------------------------------------------------------------------
Sixth                                          1
----------------------------------------------------------------------------
Seventh                                        0*

* After the seventh year, Class B shares convert into Class A shares.

Class C Shares

Years Since Purchase                           Percentage Contingent
Payment was Made                               Deferred Sales Charge
----------------------------------------------------------------------------
First                                          1
----------------------------------------------------------------------------
Thereafter                                     0


CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase the shares without any initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

How CDSCs are Calculated

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

     For instance, the following example illustrates the operation of the Class B CDSC:

          Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of a Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See "How to Buy and Sell Shares - PIMCO Funds Shareholders' Guide" below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

                                  Servicing                Distribution
All Funds                         Fee                      Fee
-----------------------------------------------------------------------------
Class A                              .25%                  None
-----------------------------------------------------------------------------
Class B                              .25%                  .75%
-----------------------------------------------------------------------------
Class C                              .25%                  .75%


     Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment.
Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

                          How Fund Shares Are Priced

The Trust calculates the net asset value ("NAV") of a Fund's Class A, Class B and Class C shares by taking the total value of the Fund's assets attributable to the particular class, subtracting the Fund's liabilities attributable to the class, and dividing by the Fund's total number shares of that class outstanding. Fund shares are valued as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") each day the Exchange is open.

     The Funds value their portfolio securities and other investments for which market quotations are readily available at market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities with more readily attainable prices and durations comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures, and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other portfolio securities and assets are valued at their fair value as determined in good faith by the Trustees or persons acting at their direction.

     Fund investments quoted in foreign currencies are translated into U.S. dollars using foreign exchange quotations provided by independent dealers. As a result, the NAV of a Fund's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. Because foreign markets may be open at different times than the Exchange, the NAV of a Fund's shares may change on days when the Exchange is closed and you are not able to buy, redeem or exchange shares. In particular, the calculation of the NAV of the International and Precious Metals Funds may not take place contemporaneously with the determination of the prices of certain foreign issuers used in NAV calculations. Information that becomes known to the Trust or its agents after NAV is calculated on a particular day may be considered in pricing Fund shares thereafter, but will not be used to retroactively adjust the price of a security as determined earlier that day or on a prior day. The values of portfolio securities may be affected by events that occur between the time the securities are valued and the close of regular trading on the Exchange. These events may not be reflected in the Funds' NAV calculations. If events occur during this period that have a material effect on the value of portfolio securities held by a Fund, the securities may be valued at their fair value as determined by PIMCO Advisors or a Sub-Adviser and approved in good faith by the Board of Trustees.

                          How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO Funds Shareholders' Guide

More detailed information about the Trust's purchase, sale and exchange arrangements for Fund shares is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

     .   Automated telephone and wire transfer procedures
     .   Automatic purchase, exchange and withdrawal programs
     .   Programs that establish a link from your Fund account to your bank account
     .   Special arrangements for tax-qualified retirement plans
     . Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares
     . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are calculated as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the Exchange each day the Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day's NAV). Please see the Guide for details.

     The Trust does not calculate NAVs or process orders on days when the Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the Exchange is closed, it will be processed on the next succeeding day when the Exchange is open (according to the succeeding day's
NAV).

Buying Shares

     You can buy Class A, Class B or Class C shares of the Funds in the following ways:

     . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

     . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

     If you wish to invest directly by mail, please send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

            PIMCO Funds Distributors LLC
            P.O. Box 9688
            Providence, RI 02940-0926

     The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Funds Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

     The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

     The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

     Investment Minimums. The following investment minimums apply for purchases of Class A, Class B and Class C shares.

         Initial Investment                   Subsequent Investments
----------------------------------------------------------------------------
           $2,500 per Fund                         $100 per Fund

     Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, if you have a direct account with the Distributor, you will be charged a fee at the annual rate of $16 if your account balance falls below a minimum level of $2,500. However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your account in quarterly installments and paid to the Administrator. Your account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance of at least the minimum investment necessary to open the particular type of account. If your balance remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close your account after giving you 60 days to increase your balance. Your account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds: Pacific Investment Management Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

     The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. The Guide also describes circumstances under which the Trust may refuse or limit exchanges. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Selling Shares

     You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

     . Through your broker, dealer or other financial intermediary.  Your
     broker, dealer or   other intermediary may independently charge you
     transaction fees and additional amounts in return for its services, which will reduce your return.

     . Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI 02940-0926:

          (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and of shares to be specifying the account number and the dollar amount or number redeemed;

          (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

          (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

          (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

     A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts.

     If the proceeds of your redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

     The Guide describes a number of additional ways you can redeem your shares, including:

       .  Telephone requests to the Transfer Agent
       .  PIMCO Funds Automated Telephone System (ATS)
       .  Expedited wire transfers
       .  Automatic Withdrawal Plan
       .  PIMCO Funds Fund Link

     Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

     Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

     Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust had agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, you should have "Signature Guaranteed" stamped under your signature and guaranteed by any of the following entities:
U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

                              Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund                                                  At Least Annually       Quarterly
--------------------------------------------------------------------------------------------
Equity Income, Renaissance and Value Funds                                        .

--------------------------------------------------------------------------------------------
All other Funds                                               .

     In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

     You can choose from the following distribution options:

     . Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

     . Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

     .  Receive all distributions in cash (either paid directly to you or
        credited to your account   with your broker or other financial
        intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

     You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

     If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the distributions will automatically be invested in the Money Market Fund of PIMCO
Funds:  Pacific Investment Management Series until you are located.

     For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

                               Tax Consequences

     . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

     Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable to you as ordinary income.

     Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

     . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

     . Consult your tax advisor about other possible tax consequences. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

     . A Note on the Tax-Efficient Equity Fund. As noted under "Summary Information" above, the Tax-Efficient Equity Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., on investments owned for more than 12 months). Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

                  Characteristics and Risks of Securities and
                             Investment Techniques

     This section provides additional information about some of the principal investments and related risks of the Funds described under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

     Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities.

     The Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, Equity Income, Value, Value 25, Small-Cap Value and Tax-Efficient Equity Funds intend to be as fully invested in common stocks as practicable at all times, although they may maintain a portion of their assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. This means that these Funds will not invest in fixed income securities as a defensive investment strategy and therefore they may be particularly vulnerable to general declines in stock prices.

     The Growth, Target, Opportunity, Renaissance, International, Innovation and Precious Metals Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may also invest up to 100% of their assets in short-term U.S. Government securities and other money market instruments for temporary defensive purposes. The International Fund may also invest up to 100% of its assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and American Depository Receipts, for temporary defensive purposes. These temporary defensive strategies would be inconsistent with the investment objective and principal investment strategies of each of these Funds and may affect the Fund's ability to achieve its investment objective.

Companies With SMaller Market Capitalizations

     Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Opportunity, Small-Cap Growth and Small-Cap Value

Funds invest primarily in smaller companies and are particularly sensitive to the risks described below. The Target, Mid-Cap Growth and Value 25 Funds also have substantial exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller than the largest companies.

     Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

     Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if
redemptions require the Fund to liquidate its securities positions.   For these
reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Foreign Securities

     The International Fund may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate fixed income securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Growth, Target, Opportunity, Renaissance and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets.

     Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for

Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

     Emerging Market Securities. Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or "emerging market") economies. The International Fund may invest significant portions of its assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     Special Risks of Investing in Russian and Other Eastern European Securities. The International Fund may invest a portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

     A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. The International and Precious Metals Funds are particularly sensitive to this risk.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and the effect it may have on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

     Foreign Currency Transactions. The Growth, Target, Opportunity, Renaissance, International, Innovation and Precious Metals Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the International and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The International Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The International Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

     Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.
However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

Credit Ratings and Unrated Securities

     The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P"). Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

     A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

Derivatives

     Each Fund (except the Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, Equity Income, Value, Value 25 and Small-Cap Value Funds may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Fund may not employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

     Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Growth, Target, Opportunity,

Renaissance, Tax-Efficient Equity, International, Innovation and Precious Metals Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. The Precious Metals Fund may also purchase and write options on commodities indexes. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Precious Metals Fund may use futures contracts and related options on precious metals (such as gold). The Tax-Efficient Equity Fund may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

     A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds and that have been discussed above under "Summary of Principal Risks - Derivatives Risk."

     Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

     Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Leverage Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

     Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

     Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Precious Metals

     The Precious Metals Fund concentrates its investments in the precious metals industry. Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. The values of companies engaged in precious metals-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant foreign currency and the U.S. dollar. Based on historical experience, the prices of precious metals and of securities of companies engaged in precious metals-related activities may be subject to extreme fluctuations, reflecting wider economic or political instability or for other reasons.


Loans of Portfolio Securities

     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

     Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

     Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements And Other Borrowings

      Each Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Portfolio Turnover

     With the exception of the Tax-Efficient Equity Fund, the length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements, although the Tax-Efficient Equity Fund will generally attempt to limit portfolio turnover as part of its tax-efficient management strategies. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates).

Illiquid Securities

     Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Fund may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

     The International Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Year 2000 Readiness Disclosure

     Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, this could have an adverse impact on the Funds' operations and services provided to shareholders. PIMCO Advisors, the Sub-Advisers, the Distributor, the Trust's shareholder servicing and transfer agent and custodian and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

Changes in Investment Objectives and Policies

     The investment objective of each of the Growth, Target, Opportunity, Renaissance, Value 25, Tax-Efficient Equity, International, Innovation and Precious Metals Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Percentage Investment Limitations

     Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques

     The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

             The information provided for each of the Growth, Innovation,
            International, Opportunity, Precious Metals, Renaissance and Target Funds reflects the operational history of a corresponding series of PIMCO Advisors Funds which reorganized as a series of the Trust on January 17, 1997. In connection with the reorganizations, these Funds changed their fiscal year ends from September 30 to June 30. The expense ratios provided for these Funds for periods prior to January 17, 1997 reflect fee arrangements of PIMCO Advisors Funds previously in effect which differ from the current fee arrangements of the Trust. The Small-Cap Growth Fund did not offer Class A, B or C shares during the periods shown.

 Year or                                         Net Realized/                  Dividends  Dividends in  Distributions
 Period           Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
 Ended            Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                  of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
Capital Appreci-
 ation Fund
 Class A
 06/30/99              $26.01         $0.06 (a)       $2.33 (a)       $2.39       $(0.10)       $0.00          $(1.65)
 06/30/98               21.16          0.07 (a)        6.55 (a)        6.62        (0.09)        0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.09            1.76            1.85         0.00         0.00            0.00
 Class B
 06/30/99               25.75         (0.13)(a)        2.32 (a)        2.19         0.00         0.00           (1.65)
 06/30/98               21.10         (0.11)(a)        6.51 (a)        6.40        (0.07)        0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.01            1.78            1.79         0.00         0.00            0.00
 Class C
 06/30/99               25.78         (0.13)(a)        2.31 (a)        2.18         0.00         0.00           (1.65)
 06/30/98               21.10         (0.12)(a)        6.53 (a)        6.41        (0.05)        0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.02            1.77            1.79         0.00         0.00            0.00
 Year or          Distributions
 Period           in Excess of
 Ended            Net Realized
                  Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Capital Appreci-
 ation Fund
 Class A
 06/30/99              $0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00

Equity Income
 Fund
 Class A
 06/30/99              $16.04         $0.39 (a)       $1.29 (a)       $1.68       $(0.38)       $0.00          $(1.76)
 06/30/98               15.39          0.39 (a)        2.73 (a)        3.12        (0.38)        0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.15            1.48            1.63        (0.18)        0.00            0.00
 Class B
 06/30/99               15.99          0.28 (a)        1.27 (a)        1.55        (0.28)        0.00           (1.76)
 06/30/98               15.37          0.26 (a)        2.73 (a)        2.99        (0.28)        0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
 Class C
 06/30/99               16.01          0.27 (a)        1.27 (a)        1.54        (0.27)        0.00           (1.76)
 06/30/98               15.37          0.26 (a)        2.74 (a)        3.00        (0.27)        0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
Equity Income
 Fund
 Class A
 06/30/99              $0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00

Growth Fund (i)
 Class A
 06/30/99              $32.62        $(0.14)(a)       $5.56 (a)       $5.42        $0.00        $0.00          $(3.92)
 06/30/98               27.03         (0.08)(a)        9.99 (a)        9.91         0.00         0.00           (4.32)
 10/01/96-
  06/30/97              26.58          0.69            3.27            3.96         0.00         0.00           (3.51)
 09/30/96               25.73          0.06            3.72            3.78         0.00         0.00           (2.93)
 09/30/95               22.01          0.12            4.79            4.91         0.00         0.00           (1.19)
 09/30/94               23.64          0.12            0.12            0.24         0.00         0.00           (1.87)
 Class B
 06/30/99               30.34         (0.35)(a)        5.08 (a)        4.73         0.00         0.00           (3.92)
 06/30/98               25.59         (0.28)(a)        9.35 (a)        9.07         0.00         0.00           (4.32)
 10/01/96-
  06/30/97              25.46          0.35            3.29            3.64         0.00         0.00           (3.51)
 09/30/96               24.94         (0.07)           3.52            3.45         0.00         0.00           (2.93)
 05/23/95-
  09/30/95              22.63         (0.03)           2.34            2.31         0.00         0.00            0.00
Growth Fund (i)
 Class A
 06/30/99              $0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00
 Class B
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 05/23/95-
  09/30/95              0.00

-------
* Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (i) The information provided for the Growth Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

                                                                                    Ratio of Net
                                                                       Ratio of      Investment
Tax Basis                   Net Asset                                 Expenses to Income (Loss) to
Return of        Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
 Capital     Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
----------------------------------------------------------------------------------------------------------------

 $   0.00      $  (1.75)     $  26.65       10.14%       $ 91,296         1.10%          0.24%            120%
     0.00         (1.77)        26.01       32.39          72,803         1.10           0.27              75
     0.00          0.00         21.16        9.58           6,534         1.11*          0.59*             87
     0.00         (1.65)        26.29        9.39          55,094         1.85          (0.52)            120
     0.00         (1.75)        25.75       31.39          40,901         1.85          (0.47)             75
     0.00          0.00         21.10        9.27           3,022         1.85*         (0.26)*            87
     0.00         (1.65)        26.31        9.34          81,097         1.85          (0.52)            120
     0.00         (1.73)        25.78       31.40          71,481         1.85          (0.49)             75
     0.00          0.00         21.10        9.27          13,093         1.86*         (0.23)*            87


 $   0.00      $  (2.14)     $  15.58       12.26%       $ 17,342         1.10%          2.64%             76%
     0.00         (2.47)        16.04       21.35          12,954         1.11           2.39              45
     0.00         (0.18)        15.39       11.77           1,756         1.13*          2.85*             45

     0.00         (2.04)        15.50       11.35          21,732         1.85           1.89              76
     0.00         (2.37)        15.99       20.47          15,178         1.85           1.63              45
     0.00         (0.16)        15.37       11.45           2,561         1.87*          2.11*             45

     0.00         (2.03)        15.52       11.28          26,016         1.85           1.86              76
     0.00         (2.36)        16.01       20.51          23,122         1.85           1.60              45
     0.00         (0.16)        15.37       11.42           6,624         1.87*          2.15*             45



 $   0.00      $  (3.92)     $  34.12       18.65%       $227,638         1.16%         (0.44)%           131%
     0.00         (4.32)        32.62       41.03         180,119         1.16          (0.27)            123
     0.00         (3.51)        27.03       15.93         147,276         1.11*          0.13*             94
     0.00         (2.93)        26.58       16.11         151,103         1.11           0.24             104
     0.00         (1.19)        25.73       23.70         134,819         1.10           0.50             111
     0.00         (1.87)        22.01        1.30         107,269         1.10           0.60             115

     0.00         (3.92)        31.15       17.72         133,850         1.90          (1.19)            131
     0.00         (4.32)        30.34       39.97          80,719         1.91          (1.02)            123
     0.00         (3.51)        25.59       15.32          55,626         1.86*         (0.62)*            94
     0.00         (2.93)        25.46       15.22          37,256         1.86          (0.51)            104
     0.00          0.00         24.94       10.20           7,671         1.90*         (0.40)*           111

 Year or                                        Net Realized/                  Dividends  Dividends in  Distributions
  Period         Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
  Ended          Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                 of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
------------------------------------------------------------------------------------------------------------------------
Growth Fund
 (Cont.)
 Class C
 06/30/99             $30.33        $(0.35)(a)       $5.09 (a)       $4.74        $0.00        $0.00          $(3.92)
 06/30/98              25.58         (0.28)(a)        9.35 (a)        9.07         0.00         0.00           (4.32)
 10/01/96-
  06/30/97             25.46          0.45            3.18            3.63         0.00         0.00           (3.51)
 09/30/96              24.94         (0.12)           3.57            3.45         0.00         0.00           (2.93)
 09/30/95              21.52         (0.04)           4.65            4.61         0.00         0.00           (1.19)
 09/30/94              23.32         (0.04)           0.11            0.07         0.00         0.00           (1.87)
 Year or         Distributions
  Period         in Excess of
  Ended          Net Realized
                 Capital Gains
------------------------------------------------------------------------------------------------------------------------
Growth Fund
 (Cont.)
 Class C
 06/30/99             $0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00
 09/30/95              0.00
 09/30/94              0.00

Innovation Fund
 (ii)
 Class A
 06/30/99             $24.28        $(0.28)(a)      $14.72 (a)      $14.44        $0.00        $0.00          $(1.26)
 06/30/98              17.43         (0.19)(a)        8.21 (a)        8.02         0.00         0.00           (0.99)
 10/01/96-
  06/30/97             17.26          0.07            0.36            0.43         0.00         0.00           (0.26)
 9/30/96               14.74         (0.07)           2.94            2.87         0.00         0.00           (0.35)
 12/22/94-
  9/30/95              10.00         (0.06)           4.80            4.74         0.00         0.00            0.00
 Class B
 06/30/99              23.60         (0.49)(a)       14.24 (a)       13.75         0.00         0.00           (1.26)
 06/30/98              17.10         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97             17.04         (0.03)           0.35            0.32         0.00         0.00           (0.26)
 9/30/96               14.66         (0.11)           2.84            2.73         0.00         0.00           (0.35)
 5/22/95-
  9/30/95              11.81         (0.08)           2.93            2.85         0.00         0.00            0.00
 Class C
 06/30/99              23.59         (0.48)(a)       14.23 (a)       13.75         0.00         0.00           (1.26)
 06/30/98              17.09         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97             17.04         (0.02)           0.33            0.31         0.00         0.00           (0.26)
 9/30/96               14.65         (0.15)           2.89            2.74         0.00         0.00           (0.35)
 12/22/94-
  9/30/95              10.00         (0.13)           4.78            4.65         0.00         0.00            0.00
Innovation Fund
 (ii)
 Class A
 06/30/99             $0.00
 06/30/98             (0.18)
 10/01/96-
  06/30/97             0.00
 9/30/96               0.00
 12/22/94-
  9/30/95              0.00
 Class B
 06/30/99              0.00
 06/30/98             (0.18)
 10/01/96-
  06/30/97             0.00
 9/30/96               0.00
 5/22/95-
  9/30/95              0.00
 Class C
 06/30/99              0.00
 06/30/98             (0.18)
 10/01/96-
  06/30/97             0.00
 9/30/96               0.00
 12/22/94-
  9/30/95              0.00

International
 Fund (iii)
 Class A
 06/30/99             $14.33         $0.01 (a)      $(0.74)(a)      $(0.73)       $0.00        $0.00          $(1.15)
 06/30/98              14.26          0.06 (a)        1.13 (a)        1.19         0.00         0.00           (0.82)
 10/01/96-
  06/30/97             13.03          0.29            1.33            1.62         0.00         0.00           (0.39)
 9/30/96               12.19          0.07            0.77            0.84         0.00         0.00            0.00
 9/30/95               12.92          0.07           (0.56)          (0.49)        0.00         0.00           (0.24)
 9/30/94               12.17          0.04            0.94            0.98         0.00         0.00           (0.23)
 Class B
 06/30/99              13.46         (0.08)(a)       (0.72)(a)       (0.80)        0.00         0.00           (1.15)
 06/30/98              13.56         (0.05)(a)        1.07 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97             12.48          0.16            1.31            1.47         0.00         0.00           (0.39)
 9/30/96               11.75          0.00 (a)        0.73 (a)        0.73         0.00         0.00            0.00
 5/22/95-
  9/30/95              11.30          0.00            0.45            0.45         0.00         0.00            0.00
 Class C
 06/30/99              13.45         (0.09)(a)       (0.71)(a)       (0.80)        0.00         0.00           (1.15)
 06/30/98              13.55         (0.06)(a)        1.08 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97             12.47          0.18            1.29            1.47         0.00         0.00           (0.39)
 9/30/96               11.75         (0.05)           0.77            0.72         0.00         0.00            0.00
 9/30/95               12.56         (0.02)          (0.55)          (0.57)        0.00         0.00           (0.24)
 9/30/94               11.92         (0.06)           0.93            0.87         0.00         0.00           (0.23)
International
 Fund (iii)
 Class A
 06/30/99             $0.00
 06/30/98             (0.30)
 10/01/96-
  06/30/97             0.00
 9/30/96               0.00
 9/30/95               0.00
 9/30/94               0.00
 Class B
 06/30/99              0.00
 06/30/98             (0.30)
 10/01/96-
  06/30/97             0.00
 9/30/96               0.00
 5/22/95-
  9/30/95              0.00
 Class C
 06/30/99              0.00
 06/30/98             (0.30)
 10/01/96-
  06/30/97             0.00
 9/30/96               0.00
 9/30/95               0.00
 9/30/94               0.00

Mid-Cap Growth
 Fund
 Class A
 06/30/99             $24.00         $0.03 (a)      $(0.13)(a)      $(0.10)      $(0.01)       $0.00          $(1.07)
 06/30/98              20.24          0.02 (a)        5.11 (a)        5.13        (0.04)        0.00           (1.33)
 01/13/97-
  06/30/97             18.14         (0.04)           2.14            2.10         0.00         0.00            0.00
 Class B
 06/30/99              23.77         (0.13)(a)       (0.14)(a)       (0.27)        0.00         0.00           (1.07)
 06/30/98              20.17         (0.16)(a)        5.09 (a)        4.93         0.00         0.00           (1.33)
 01/13/97-
  06/30/97             18.14         (0.11)           2.14            2.03         0.00         0.00            0.00
Mid-Cap Growth
 Fund
 Class A
 06/30/99             $0.00
 06/30/98              0.00
 01/13/97-
  06/30/97             0.00
 Class B
 06/30/99              0.00
 06/30/98              0.00
 01/13/97-
  06/30/97             0.00

-------
* Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Ratio of expenses to average net assets excluding interest expense is 1.45%.
 (c) Ratio of expenses to average net assets excluding interest expense is 2.20%.
 (d) Ratio of expenses to average net assets excluding interest expense is 2.20%.
 (ii) The information provided for the Innovation Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
 (iii) The information provided for the International Fund reflects results of operations under the Fund's former Sub-Advisers through November 15, 1994; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

                                                                                      Ratio of Net
                                                                       Ratio of        Investment
Tax Basis                   Net Asset                                 Expenses to   Income (Loss) to
Return of        Total     Value End of               Net Assets End  Average Net     Average Net      Portfolio
 Capital     Distributions    Period    Total Return of Period (000s)   Assets           Assets      Turnover Rate
------------------------------------------------------------------------------------------------------------------

 $   0.00      $  (3.92)     $  31.15       17.76 %      $2,064,450       1.90%           (1.18)%           131%
     0.00         (4.32)        30.33       39.99         1,853,002       1.91            (1.02)            123
     0.00         (3.51)        25.58       15.27         1,514,432       1.86*           (0.61)*            94
     0.00         (2.93)        25.46       15.22         1,450,216       1.86            (0.51)            104
     0.00         (1.19)        24.94       22.80         1,290,152       1.90            (0.20)            111
     0.00         (1.87)        21.52        0.50         1,085,427       1.90            (0.20)            115


 $   0.00      $  (1.26)     $  37.46       61.36 %      $  313,946       1.30%           (0.90)%           119%
     0.00         (1.17)        24.28       48.10            85,800       1.31            (0.94)            100
     0.00         (0.26)        17.43        2.41            56,215       1.28*           (0.68)*            80
     0.00         (0.35)        17.26       19.86            50,067       1.31            (0.61)            123
     0.00          0.00         14.74       47.40            28,239       1.40*           (0.60)*            86

     0.00         (1.26)        36.09       60.17           351,876       2.05            (1.64)            119
     0.00         (1.17)        23.60       46.95            81,130       2.06            (1.69)            100
     0.00         (0.26)        17.10        1.79            51,472       2.03*           (1.43)*            80
     0.00         (0.35)        17.04       18.99            33,778       2.06            (1.36)            123
     0.00          0.00         14.66       24.10             6,509       2.30*           (1.70)*            86

     0.00         (1.26)        36.08       60.20           580,251       2.05            (1.65)            119
     0.00         (1.17)        23.59       46.97           219,258       2.06            (1.69)            100
     0.00         (0.26)        17.09        1.73           162,889       2.03*           (1.43)*            80
     0.00         (0.35)        17.04       19.08           137,752       2.06            (1.36)            123
     0.00          0.00         14.65       46.50            63,952       2.20*           (1.40)*            86

 $   0.00      $  (1.15)     $  12.45       (4.31)%      $   18,865       1.55%(b)         0.05%             55%
     0.00         (1.12)        14.33        9.95            12,510       1.48             0.41              60
     0.00         (0.39)        14.26       12.82            18,287       1.51*            0.58*             59
     0.00          0.00         13.03        6.89            20,056       1.41             0.49             110
     0.00         (0.24)        12.19       (3.70)           17,951       1.50             0.60             170
     0.00         (0.23)        12.92        8.20            23,289       1.40             0.30              55

     0.00         (1.15)        11.51       (5.15)            9,478       2.29 (c)        (0.67)             55
     0.00         (1.12)        13.46        9.17             8,956       2.22            (0.37)             60
     0.00         (0.39)        13.56       12.17             8,676       2.26*            0.18*             59
     0.00          0.00         12.48        6.21             5,893       2.16            (0.26)            110
     0.00          0.00         11.75        4.00               503       2.30*           (0.10)*           170

     0.00         (1.15)        11.50       (5.15)          101.320       2.30 (d)        (0.75)             55
     0.00         (1.12)        13.45        9.18           132,986       2.22            (0.43)             60
     0.00         (0.39)        13.55       12.18           168,446       2.25*           (0.25)*            59
     0.00          0.00         12.47        6.13           203,544       2.16            (0.26)            110
     0.00         (0.24)        11.75       (4.50)          215,349       2.20            (0.20)            170
     0.00         (0.23)        12.56        7.40           294,492       2.20            (0.50)             55



 $   0.00      $  (1.08)     $  22.82       (0.13)%      $  124,680       1.10%            0.15%             85%
     0.00         (1.37)        24.00       25.71            57,164       1.11             0.07              66
     0.00          0.00         20.24       11.58            12,184       1.11*            0.17*             82

     0.00         (1.07)        22.43       (0.86)           84,698       1.85            (0.62)             85
     0.00         (1.33)        23.77       24.76            84,535       1.86            (0.68)             66
     0.00          0.00         20.17       11.19            28,259       1.85*           (0.58)*            82

 Year or                                         Net Realized/                  Dividends  Dividends in  Distributions
  Period          Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
  Ended           Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                  of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
 Year or          Distributions
  Period          in Excess of
  Ended           Net Realized
                  Capital Gains
-------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth
 Fund (Cont.)
 Class C
 06/30/99              $23.77        $(0.13)(a)      $(0.13)(a)      $(0.26)       $0.00        $0.00          $(1.07)
 06/30/98               20.18         (0.16)(a)        5.08 (a)        4.92         0.00         0.00           (1.33)
 01/13/97-
  06/30/97              18.14         (0.10)           2.14            2.04         0.00         0.00            0.00
Mid-Cap Growth
 Fund (Cont.)
 Class C
 06/30/99              $0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00

Opportunity Fund
 (iv)
 Class A
 06/30/99              $31.33        $(0.21)(a)       $0.46 (a)       $0.25        $0.00        $0.00          $(4.62)
 06/30/98               29.35         (0.27)(a)        4.19 (a)        3.92         0.00         0.00           (1.94)
 10/01/96-
  06/30/97              37.36          0.00           (3.10)          (3.10)        0.00         0.00           (4.91)
 09/30/96               39.08         (0.11)           6.12            6.01         0.00         0.00           (7.73)
 09/30/95               28.87         (0.11)          11.19           11.08         0.00         0.00           (0.87)
 09/30/94               33.43         (0.17)          (2.02)          (2.19)        0.00         0.00           (2.26)
 Class B
 03/31/99-
  06/30/99              21.40         (0.09)(a)        2.89 (a)        2.80         0.00         0.00            0.00
 Class C
 06/30/99               28.86         (0.37)(a)        0.32 (a)       (0.05)        0.00         0.00           (4.62)
 06/30/98               27.38         (0.46)(a)        3.88 (a)        3.42         0.00         0.00           (1.94)
 10/01/96-
  06/30/97              35.38         (0.04)          (3.05)          (3.09)        0.00         0.00           (4.91)
 09/30/96               37.64         (0.35)           5.82            5.47         0.00         0.00           (7.73)
 09/30/95               28.04         (0.34)          10.81           10.47         0.00         0.00           (0.87)
 09/30/94               32.77         (0.38)          (1.98)          (2.36)        0.00         0.00           (2.26)
Opportunity Fund
 (iv)
 Class A
 06/30/99              $0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00
 Class B
 03/31/99-
  06/30/99              0.00
 Class C
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00

Precious Metals
 Fund (v)
 Class A
 06/30/99               $5.33         $0.13 (a)      $(0.45)(a)      $(0.32)      $(0.09)      $(0.02)          $0.00
 06/30/98                8.83          0.04 (a)       (3.54)(a)       (3.50)        0.00         0.00            0.00
 10/01/96-
  06/30/97              12.12          0.17           (3.29)          (3.12)        0.00         0.00            0.00
 09/30/96               12.33          0.03           (0.24)          (0.21)        0.00         0.00            0.00
 09/30/95               14.14          0.07           (1.88)          (1.81)        0.00         0.00            0.00
 09/30/94               10.32          0.08            3.74            3.82         0.00         0.00            0.00
 Class B
 06/30/99                5.01          0.08 (a)       (0.42)(a)       (0.34)       (0.09)       (0.03)           0.00
 06/30/98                8.42         (0.01)(a)       (3.40)(a)       (3.41)        0.00         0.00            0.00
 10/01/96-
  06/30/97              11.62          0.00           (3.03)          (3.03)        0.00         0.00            0.00
 9/30/96                11.90         (0.03)          (0.25)          (0.28)        0.00         0.00            0.00
 6/15/95-
  9/30/95               11.61         (0.01)           0.30            0.29         0.00         0.00            0.00
 Class C
 06/30/99                5.00          0.10 (a)       (0.43)(a)       (0.33)       (0.11)       (0.03)           0.00
 06/30/98                8.43          0.00 (a)       (3.43)(a)       (3.43)        0.00         0.00            0.00
 10/01/96-
  06/30/97              11.62         (0.03)          (2.99)          (3.02)        0.00         0.00            0.00
 09/30/96               11.90         (0.07)          (0.21)          (0.28)        0.00         0.00            0.00
 09/30/95               13.75         (0.02)          (1.83)          (1.85)        0.00         0.00            0.00
 09/30/94               10.11         (0.02)           3.66            3.64         0.00         0.00            0.00

Renaissance Fund
 (vi)
 Class A
 06/30/99              $19.10        $(0.01)(a)       $1.45 (a)       $1.44        $0.00        $0.00          $(2.33)
 06/30/98               17.73          0.07 (a)        4.91 (a)        4.98        (0.08)        0.00           (3.53)
 10/01/96-
  06/30/97              16.08          0.12 (a)        3.90 (a)        4.02        (0.12)        0.00           (2.25)
 09/30/96               14.14          0.23            2.79            3.02        (0.23)       (0.07)          (0.78)
 09/30/95               12.50          0.36            1.61            1.97        (0.33)        0.00            0.00
 09/30/94               12.88          0.34           (0.17)           0.17        (0.33)        0.00           (0.22)
 Class B
 06/30/99               19.06         (0.13)(a)        1.39 (a)        1.26         0.00         0.00           (2.33)
 06/30/98               17.77         (0.07)(a)        4.91 (a)        4.84        (0.02)        0.00           (3.53)
 10/01/96-
  06/30/97              16.12          0.03 (a)        3.92 (a)        3.95        (0.05)        0.00           (2.25)
 09/30/96               14.13          0.09            2.83            2.92        (0.11)       (0.04)          (0.78)
 05/22/95-
  09/30/95              12.55          0.11            1.55            1.66        (0.08)        0.00            0.00
Precious Metals
 Fund (v)
 Class A
 06/30/99              $0.00
 06/30/98               0.00
 10/01/96-
  06/30/97             (0.17)
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00
 Class B
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97             (0.17)
 9/30/96                0.00
 6/15/95-
  9/30/95               0.00
 Class C
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97             (0.17)
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00

Renaissance Fund
 (vi)
 Class A
 06/30/99              $0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00
 Class B
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 05/22/95-
  09/30/95              0.00

-------
* Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.26%.
(c) Ratio of expenses to average net assets excluding interest expense is 2.06%.
(d) Ratio of expenses to average net assets excluding interest expense is 2.06%.
(e) Ratio of expenses to average net assets excluding interest expense is 1.25%.
(f) Ratio of expenses to average net assets excluding interest expense is 2.05%.
(g) Ratio of expenses to average net assets excluding interest expense is 2.05%.
(iv) The information provided for the Opportunity Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(v) The information provided for the Precious Metals Fund reflects results of operations under the Fund's former investment objective and policies through November 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.
(vi) The information provided for the Renaissance Fund reflects results of operations under the Fund's former Sub-Adviser through May 7, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

                                                                                      Ratio of Net
                                                                       Ratio of       Investment
   Tax Basis                Net Asset                                  Expenses to    Income to
   Return of  Total         Value End of              Net Assets End   Average Net    Average Net  Portfolio
   Capital    Distributions Period       Total Return of Period (000s) Assets         Assets       Turnover Rate
----------------------------------------------------------------------------------------------------------------


    $0.00         $(1.07)       $22.44       (0.82)%      $112,507         1.85%          (0.63)%          85%
     0.00          (1.33)        23.77       24.70         140,438         1.86           (0.68)           66
     0.00           0.00         20.18       11.25          53,686         1.86*          (0.58)*          82



    $0.00         $(4.62)       $26.96        3.98 %      $121,507         1.31%          (0.86)%         175%
     0.00          (1.94)        31.33       13.87         200,935         1.31           (0.88)           86
     0.00          (4.91)        29.35       (8.87)        213,484         1.25*          (0.12)*          69
     0.00          (7.73)        37.36       18.35         134,859         1.13           (0.32)           91
     0.00          (0.87)        39.08       39.70         120,830         1.20           (0.40)          102
    (0.11)         (2.37)        28.87       (6.70)         95,261         1.10           (0.60)           78

     0.00           0.00         24.20       13.08             251         2.03*          (1.65)*         175

     0.00          (4.62)        24.19        3.20         308,877         2.06           (1.62)          175
     0.00          (1.94)        28.86       13.01         500,011         2.06           (1.63)           86
     0.00          (4.91)        27.38       (9.40)        629,446         1.97*          (0.95)*          69
     0.00          (7.73)        35.38       17.47         800,250         1.88           (1.07)           91
     0.00          (0.87)        37.64       38.60         715,191         1.90           (1.10)          102
    (0.11)         (2.37)        28.04       (7.40)        553,460         1.90           (1.40)           78



    $0.00         $(0.11)        $4.90       (6.06)%        $7,826         1.46%(e)        2.40 %          62%
     0.00           0.00          5.33      (39.64)          4,709         1.31(b)         0.70            56
     0.00          (0.17)         8.83      (26.05)          4,016         1.37*           0.33*           46
     0.00           0.00         12.12       (1.70)          6,245         1.32            0.19            35
     0.00           0.00         12.33      (12.80)          7,670         1.40            0.60             9
     0.00           0.00         14.14       37.00          11,229         1.30            0.60            11

     0.00          (0.12)         4.55       (6.89)          3,921         2.21  (f)       1.63            62
     0.00           0.00          5.01      (40.50)          3,889         2.11  (c)      (0.07)           56
     0.00          (0.17)         8.42      (26.40)          4,248         2.13*          (0.33)*          46
     0.00           0.00         11.62       (2.35)          2,218         2.07           (0.56)           35
     0.00           0.00         11.90        2.50             251         2.20*          (0.20)*           9

     0.00          (0.14)         4.53       (6.73)         11,491         2.20  (g)       1.92            62
     0.00           0.00          5.00      (40.69)         16,943         2.11  (d)      (0.07)           56
     0.00          (0.17)         8.43      (26.31)         25,113         2.15*          (0.41)*          46
     0.00           0.00         11.62       (2.35)         37,609         2.07           (0.56)           35
     0.00           0.00         11.90      (13.50)         42,341         2.20           (0.20)            9
     0.00           0.00         13.75       36.00          62,825         2.10           (0.20)           11



    $0.00         $(2.33)       $18.21        9.94 %       $90,445         1.26%          (0.04)%         221%
     0.00          (3.61)        19.10       30.98          85,562         1.26            0.35           192
     0.00          (2.37)        17.73       27.53          33,606         1.23*           0.95*          131
     0.00          (1.08)        16.08       22.37          20,631         1.25            1.60           203
     0.00          (0.33)        14.14       16.10          12,933         1.30            2.90           177
     0.00          (0.55)        12.50        1.40          14,942         1.30            2.70           175

     0.00          (2.33)        17.99        8.94         126,576         2.00           (0.78)          221
     0.00          (3.55)        19.06       29.99         100,688         2.01           (0.39)          192
     0.00          (2.30)        17.77       26.88          37,253         1.97*           0.20*          131
     0.00          (0.93)        16.12       21.54          15,693         2.00            0.85           203
     0.00          (0.08)        14.13       13.30           1,760         2.10*           2.20*          177

 Year or                                         Net Realized/                  Dividends  Dividends in  Distributions
  Period          Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
  Ended           Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                  of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
 Year or          Distributions
  Period          in Excess of
  Ended           Net Realized
                  Capital Gains
-------------------------------------------------------------------------------------------------------------------------

Renaissance Fund
 (Cont.)
 Class C
 06/30/99              $18.96        $(0.13)(a)       $1.41 (a)       $1.28        $0.00        $0.00          $(2.33)
 06/30/98               17.69         (0.07)(a)        4.88 (a)        4.81        (0.01)        0.00           (3.53)
 10/01/96-
  06/30/97              16.05          0.03 (a)        3.90 (a)        3.93        (0.04)        0.00           (2.25)
 09/30/96               14.09          0.12            2.78            2.90        (0.13)       (0.03)          (0.78)
 09/30/95               12.47          0.27            1.59            1.86        (0.24)        0.00            0.00
 09/30/94               12.85          0.24           (0.16)           0.08        (0.24)        0.00           (0.22)
Renaissance Fund
 (Cont.)
 Class C
 06/30/99              $0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00

Small-Cap Value
 Fund
 Class A
 06/30/99              $17.58         $0.26 (a)      $(1.29)(a)      $(1.03)      $(0.17)       $0.00           $0.00
 06/30/98               15.75          0.23 (a)        2.49 (a)        2.72        (0.13)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.10            1.63            1.73         0.00         0.00            0.00
 Class B
 06/30/99               17.43          0.14 (a)       (1.27)(a)       (1.13)       (0.06)        0.00            0.00
 06/30/98               15.71          0.09 (a)        2.48 (a)        2.57        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.08            1.61            1.69         0.00         0.00            0.00
 Class C
 06/30/99               17.44          0.14 (a)       (1.27)(a)       (1.13)       (0.04)        0.00            0.00
 06/30/98               15.71          0.09 (a)        2.49 (a)        2.58        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.08            1.61            1.69         0.00         0.00            0.00
Target Fund
 (vii)
 Class A
 06/30/99              $16.35        $(0.09)(a)       $2.44 (a)       $2.35        $0.00        $0.00          $(0.98)
 06/30/98               16.82         (0.08)(a)        4.06 (a)        3.98         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              17.11         (0.04)(a)        1.82 (a)        1.78         0.00         0.00           (2.07)
 09/30/96               16.40         (0.05)           2.54            2.49         0.00         0.00           (1.78)
 09/30/95               13.13         (0.02)           3.45            3.43         0.00         0.00           (0.16)
 09/30/94               12.72         (0.04)           0.57            0.53         0.00         0.00           (0.12)
 Class B
 06/30/99               15.34         (0.19)(a)        2.27 (a)        2.08         0.00         0.00           (0.98)
 06/30/98               16.14         (0.19)(a)        3.84 (a)        3.65         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              16.58         (0.12)(a)        1.75 (a)        1.63         0.00         0.00           (2.07)
 09/30/96               16.06         (0.09)           2.39            2.30         0.00         0.00           (1.78)
 05/22/95-
  09/30/95              13.93         (0.05)           2.18            2.13         0.00         0.00            0.00
 Class C
 06/30/99               15.34         (0.19)(a)        2.26 (a)        2.07         0.00         0.00           (0.98)
 06/30/98               16.13         (0.19)(a)        3.85 (a)        3.66         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              16.58         (0.12)(a)        1.74 (a)        1.62         0.00         0.00           (2.07)
 09/30/96               16.05         (0.16)           2.47            2.31         0.00         0.00           (1.78)
 09/30/95               12.95         (0.12)           3.38            3.26         0.00         0.00           (0.16)
 09/30/94               12.65         (0.14)           0.56            0.42         0.00         0.00           (0.12)
Tax-Efficient
 Equity Fund
 Class A
 07/10/98-
  06/30/99             $10.00         $0.03 (a)       $1.56 (a)       $1.59        $0.00        $0.00           $0.00
 Class B
 07/10/98-
  06/30/99              10.00         (0.05)(a)        1.56 (a)        1.51         0.00         0.00            0.00
 Class C
 07/10/98-
  06/30/99              10.00         (0.05)(a)        1.56 (a)        1.51         0.00         0.00            0.00
Value Fund
 Class A
 06/30/99              $15.64         $0.24 (a)       $1.35 (a)       $1.59       $(0.22)       $0.00          $(1.72)
 06/30/98               14.80          0.19 (a)        2.46 (a)        2.65        (0.18)        0.00           (1.63)
 01/13/97-
  06/30/97              13.17          0.47            1.26            1.73        (0.10)        0.00            0.00
 Class B
 06/30/99               15.63          0.12 (a)        1.35 (a)        1.47        (0.12)        0.00           (1.72)
 06/30/98               14.80          0.07 (a)        2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97              13.16          0.44            1.26            1.70        (0.06)        0.00            0.00
Small-Cap Value
 Fund
 Class A
 06/30/99             $(0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/99              (0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/99              (0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
Target Fund
 (vii)
 Class A
 06/30/99              $0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00
 Class B
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 05/22/95-
  09/30/95              0.00
 Class C
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 09/30/95               0.00
 09/30/94               0.00
Tax-Efficient
 Equity Fund
 Class A
 07/10/98-
  06/30/99             $0.00
 Class B
 07/10/98-
  06/30/99              0.00
 Class C
 07/10/98-
  06/30/99              0.00
Value Fund
 Class A
 06/30/99              $0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
 Class B
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00

-------
* Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(vii) The information provided for the Target Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

                                                                                    Ratio of Net
                                                                       Ratio of      Investment
Tax Basis                   Net Asset                                 Expenses to Income (Loss) to
Return of        Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
 Capital     Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
----------------------------------------------------------------------------------------------------------------
 $   0.00      $  (2.33)     $  17.91        9.12 %      $442,049         2.00%         (0.79)%           221%
     0.00         (3.54)        18.96       29.98         469,797         2.01          (0.37)            192
     0.00         (2.29)        17.69       26.86         313,226         1.97*          0.21*            131
     0.00         (0.94)        16.05       21.52         230,058         2.00           0.85             203
     0.00         (0.24)        14.09       15.20         174,316         2.10           2.10             177
     0.00         (0.46)        12.47        0.70         178,892         2.00           2.00             175

 $   0.00      $  (0.62)     $  15.93       (5.50)%      $107,569         1.25%          1.74 %            60%
     0.00         (0.89)        17.58       17.33          75,070         1.25           1.27              41
     0.00          0.00         15.75       12.34           6,563         1.30*          1.94*             48

     0.00         (0.51)        15.79       (6.22)         96,994         2.00           0.95              60
     0.00         (0.85)        17.43       16.40         110,833         2.00           0.53              41
     0.00          0.00         15.71       12.05          11,077         2.04*          1.23*             48

     0.00         (0.49)        15.82       (6.21)        112,926         2.00           0.95              60
     0.00         (0.85)        17.44       16.42         130,466         2.00           0.52              41
     0.00          0.00         15.71       12.05          20,637         2.05*          1.13*             48



 $   0.00      $  (0.98)     $  17.72       15.69 %      $170,277         1.21%         (0.57)%           229%
     0.00         (4.45)        16.35       27.49         157,277         1.22          (0.49)            226
     0.00         (2.07)        16.82       11.19         150,689         1.20*         (0.31)*           145
     0.00         (1.78)        17.11       16.50         156,027         1.18          (0.34)            141
     0.00         (0.16)        16.40       26.50         121,915         1.20          (0.10)            128
     0.00         (0.12)        13.13        4.20          90,527         1.20          (0.30)            104

     0.00         (0.98)        16.44       14.93          78,659         1.95          (1.31)            229
     0.00         (4.45)        15.34       26.45          76,194         1.96          (1.24)            226
     0.00         (2.07)        16.14       10.58          67,531         1.94*         (1.05)*           145
     0.00         (1.78)        16.58       15.58          49,851         1.93          (1.09)            141
     0.00          0.00         16.06       15.30           7,554         2.00*         (0.90)*           128

     0.00         (0.98)        16.43       14.86         910,494         1.95          (1.31)            229
     0.00         (4.45)        15.34       26.53         952,728         1.96          (1.24)            226
     0.00         (2.07)        16.13       10.52         969,317         1.94*         (1.06)*           145
     0.00         (1.78)        16.58       15.66         974,948         1.93          (1.09)            141
     0.00         (0.16)        16.05       25.60         780,355         2.00          (0.90)            128
     0.00         (0.12)        12.95        3.40         556,043         2.00          (1.10)            104


 $   0.00      $   0.00      $  11.59       15.90%       $  6,579         1.11%*         0.25%*            13%
     0.00          0.00         11.51       15.10           6,370         1.85*         (0.50)*            13
     0.00          0.00         11.51       15.10          10,742         1.84*         (0.52)*            13



 $   0.00      $  (1.94)     $  15.29       11.93 %      $ 22,267         1.11%          1.68 %           101%
     0.00         (1.81)        15.64       18.86          21,742         1.11           1.19              77
     0.00         (0.10)        14.80       13.19          15,648         1.11*          1.71*             71

     0.00         (1.84)        15.26       11.05          36,314         1.85           0.85             101
     0.00         (1.70)        15.63       17.98          35,716         1.86           0.45              77
     0.00         (0.06)        14.80       12.93          25,433         1.86*          0.96*             71

 Year or                                         Net Realized/                  Dividends  Dividends in   Distributions
  Period          Net Asset Value      Net         Unrealized    Total Income    From Net  Excess of Net     From Net
  Ended              Beginning     Investment    Gain (Loss) on From Investment Investment  Investment   Realized Capital
                     of Period    Income (Loss)   Investments     Operations      Income      Income          Gains
-------------------------------------------------------------------------------------------------------------------------
 Year or          Distributions
  Period          in Excess of
  Ended           Net Realized
                  Capital Gains
-------------------------------------------------------------------------------------------------------------------------

Value Fund
 (Cont.)
 Class C
 06/30/99            $  15.63        $ 0.12 (a)      $ 1.35 (a)    $   1.47      $ (0.12)    $   0.00        $  (1.72)
 06/30/98               14.80          0.07 (a)        2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97              13.15          0.43            1.28            1.71        (0.06)        0.00            0.00
Value Fund
 (Cont.)
 Class C
 06/30/99           $   0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00

Value 25 Fund
 Class A
 07/10/98-
  06/30/99           $  10.00        $ 0.13 (a)      $(1.12)(a)    $  (0.99)     $ (0.05)    $   0.00        $   0.00
 Class B
 07/10/98-
  06/30/99              10.00          0.07 (a)       (1.12)(a)       (1.05)       (0.03)        0.00            0.00
 Class C
 07/10/98-
  06/30/99              10.00          0.07 (a)       (1.12)(a)       (1.05)       (0.02)        0.00            0.00
Value 25 Fund
 Class A
 07/10/98-
  06/30/99          $   0.00
 Class B
 07/10/98-
  06/30/99              0.00
 Class C
 07/10/98-
  06/30/99              0.00

-------
* Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Ratio of expenses to average net assets excluding interest expense is 1.90%.
 (c) Ratio of expenses to average net assets excluding interest expense is 1.90%.
 (d) Ratio of expenses to average net assets excluding interest expense is 1.15%.

  Tax                                                                              Ratio of Net
  Basis                                                            Ratio of        Investment
  Return                Net Asset                                  Expenses to     Income (Loss) to
  of      Total         Value End of              Net Assets End   Average Net     Average Net      Portfolio
  Capital Distributions Period       Total Return of Period (000s) Assets          Assets           Turnover Rate
-----------------------------------------------------------------------------------------------------------------



   $0.00      $(1.84)       $15.26       11.04 %       $80,594         1.85%              0.83%            101%
    0.00       (1.70)        15.63       17.98          88,235         1.86               0.45              77
    0.00       (0.06)        14.80       13.02          64,110         1.86*              0.97*             71



   $0.00      $(0.05)        $8.96       (9.85)%          $287         1.23%(d)*          1.60*%          1.82%

    0.00       (0.03)         8.92      (10.47)            840         1.99  (b)*         0.88*           1.82

    0.00       (0.02)         8.93      (10.50)            833         1.99  (c)*         0.89*           1.82

[Back Cover Page]

PIMCO Funds:  Multi-Manager Series

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI includes the PIMCO FUNDS SHAREHOLDERS' GUIDE FOR CLASS A, B AND C SHARES, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

     PIMCO Funds Distributors LLC
     2187 Atlantic Street
     Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at WWW.SEC.GOV. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.



[LOGO]

File no. 811-6161

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                          Class A, B and C Prospectus


                    Supplement dated __________, 1999 to the
               Prospectus for Class A, Class B and Class C Shares
                         dated November 1, 1999

           DISCLOSURE RELATING TO THE PIMCO INTERNATIONAL GROWTH FUND

________________________________________________________________________________

Note: This document supplements the PIMCO Funds: Multi-Manager Series Prospectus for Class A, Class B and Class Shares (the "Retail Prospectus") dated November 1, 1999, which was filed as part of Post-Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A on October 29, 1999.

________________________________________________________________________________

SUMMARY INFORMATION

       The following Fund Summary for the International Growth Fund is added to the Retail Prospectus.

            PIMCO International Growth Fund

--------------------------------------------------------------------------------
Principal     Investment Objective   Fund Focus         Approximate
Investments   Seeks long-term        Equity and         Capitalization Range
and           capital                equity-related     [    ]
Strategies    appreciation           securities of
                                     foreign (non-      Dividend Frequency
                                     U.S.) issuers      At least annually

                                     Approximate Number of Holdings
                                     [    ]

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of equity and equity-related securities of companies whose principal activities are in countries other than the U.S. The Fund will normally invest in securities traded in non-U.S. securities markets and in securities of foreign issuers traded on U.S. markets.

             The Fund will normally not invest in securities of U.S. issuers traded on U.S. securities markets. Otherwise, the Fund may invest in securities markets of any country in the world, including developed and emerging markets. The Fund will normally invest at least 65% of its assets in equity securities of issuers which exhibit growth characteristics, such as superior earnings growth, high profitability and consistent, predictable earnings. The Fund may also invest in issuers which do not exhibit growth characteristics, but whose securities are thought to be undervalued, based on characteristics such as price to earnings, price to book and price to cash flow ratios.

             The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar. It may also invest directly in foreign currencies, use derivatives and invest up to 10% of its assets in other investment companies.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and equity securities principally traded in the U.S., including securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

   . Foreign Investment Risk   . Growth Securities Risk   . Concentration Risk
   . Emerging Markets Risk     . Value Securities Risk    . Leveraging Risk
   . Currency Risk             . Smaller Company Risk     . Credit Risk
   . Market Risk               . Liquidity Risk           . Management Risk
   . Issuer Risk               . Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The following shows summary performance information for the Fund Information in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. The Fund's Administrative Class shares do not have a performance history. Performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1 fees) and other expenses paid by Administrative Class shares. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown below under its current investment management arrangements. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                          1/1/99-9/30/99 42.56%
[PLOT POINTS FOR BAR CHART]
                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                        39.40%                              Highest (10/1/98-
                         1998                               12/31/98)     25.14%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -17.79%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/98)

                                                                 Fund Inception
                                                    1 Year       (12/31/97)(/3/)
         -----------------------------------------------------------------------
         Institutional Class                        39.40%       39.40%
         -----------------------------------------------------------------------
         Administrative Class                       39.06%       39.06%
         -----------------------------------------------------------------------
         MSCI EAFE Index(/1/)                       20.34%       20.34%
         -----------------------------------------------------------------------
         Lipper International Fund Average(/2/)     13.05%       13.05%
         -----------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of
                 Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3)  The Fund began operations on 12/31/97. Index comparisons begin
                 on         .



Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class A, B or C Shares of the Fund

Shareholder Fees (fees paid directly from your investment)

                                                                                                Class A   Class B   Class C
                                                                                                -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            5.50%     None      None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)    1%/(1)/   5%/(2)/   1%/(3)/

---------------------
1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) Class B Shares."
3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                       Example: Assuming you redeem your shares at
                                                                                       the end of each period.

                                  Admini-        Distribution         Total Annual     Year
               Advisory           strative      and/or Service       Fund Operating
Share Class      Fees              Fees/(1)/    (12B-1) Fees /(2)/      Expenses       1          3          5          10
----------------------------------------------------------------------------------------------------------------------------------
A Shares        .85%                .65%               .25%              1.75%         $718       $1,071     $1,447      $2,499
----------------------------------------------------------------------------------------------------------------------------------
B Shares        .85                 .65               1.00               2.50           753        1,079      1,531       2,558
----------------------------------------------------------------------------------------------------------------------------------
C Shares        .85                 .65               1.00               2.50           353          779      1,331       2,836

               Example: Assuming you do not redeem your shares.

               Year

Share Class    1           3            5             10
----------------------------------------------------------------------------------------------------------------------------------
A Shares       $718        $1,071       $1,447        $2,499
----------------------------------------------------------------------------------------------------------------------------------
B Shares        253           779        1,331         2,558
----------------------------------------------------------------------------------------------------------------------------------
C Shares        253           779        1,331         2,836

1. Administrative Fees are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion.

2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

SUMMARY OF PRINCIPAL RISKS

     The value of your investment in the International Growth Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the International Growth Fund's portfolio as a whole are called "principal risks." The principal risks of the International Growth Fund are identified in the Fund Summary and are summarized in this section. The International Growth Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" in the Retail Prospectus appear in BOLD TYPE. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the International Growth Fund, its investments and the related risks.

     . Foreign Investment Risk. Because the International Growth Fund invests in FOREIGN SECURITIES, it may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the International Growth Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the International Growth Fund could lose its entire investment in foreign securities. Adverse conditions in certain regions such as Southeast Asia can also adversely affect securities of other countries whose economies appear to be unrelated.

     To the extent that the International Growth Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, it will generally have more exposure to regional economic risks associated with foreign investments.


     . Emerging Market Risk. Foreign investment risk may be particularly high to the extent that the International Growth Fund invests in EMERGING MARKET SECURITIES of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The International Growth Fund may invest significant portions of its assets in emerging market securities.

     . Currency Risk. The International Growth Fund may invest directly in FOREIGN CURRENCIES and in securities that trade in, and receive revenues in, foreign currencies. To the extent that it does, the International Growth Fund will be subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

     . Market Risk. The International Growth Fund normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the International Growth Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     . Issuer Risk. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     . Growth Securities Risk. The International Growth Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

     . Value Securities Risk. The International Growth Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

     . Smaller Company Risk.   The general risks associated with equity
securities and liquidity risk are particularly pronounced for securities of companies with SMALLER MARKET CAPITALIZATIONS. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

     . Liquidity Risk. The International Growth Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the International Growth Fund from selling such ILLIQUID SECURITIES at an advantageous time or price. Because the International Growth Fund's principal investment strategies involve securities of companies with SMALLER MARKET CAPITALIZATIONS, FOREIGN SECURITIES, DERIVATIVES or securities with substantial market and/or credit risk, it may have substantial exposure to liquidity risk.

     . Derivatives Risk. The International Growth Fund may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the International Growth Fund may use are referenced under "Characteristics and Risks of Securities and Investment Techniques - Derivatives" in the Retail Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The International Growth Fund will sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The International Growth Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss. The International Growth Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the International Growth Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     . Concentration Risk. Concentration of investments in a small number of issuers, industries or foreign currencies increases risk. The International Growth Fund may be subject to this risk to the extent it concentrates its assets in securities denominated in a particular foreign currency or in a concentrated geographic area outside the U.S. Similarly, if the International Growth Fund invests in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Some of those issuers also may present substantial credit or other risks.

     . Leveraging Risk. When the International Growth Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the International Growth Fund's portfolio securities. The International Growth Fund may take on leveraging risk by using REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS, by investing collateral from LOANS OF PORTFOLIO SECURITIES or through the use of WHEN-ISSUED, DELAYED-DELIVERY OR FORWARD COMMITMENT TRANSACTIONS. The International Growth Fund may also take on leveraging risk by using derivatives. The use of leverage may also cause the International Growth Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

     . Credit Risk. The International Growth Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a DERIVATIVES contract, REPURCHASE AGREEMENT or a LOAN OF PORTFOLIO SECURITIES, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their CREDIT RATINGS.

     . Management Risk. The International Growth Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, the International Growth Fund's Sub-Adviser and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


MANAGEMENT OF THE FUNDS

     "Management of the Funds" is amended by adding the following disclosure.

INVESTMENT ADVISER AND ADMINISTRATOR

     PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the International Growth Fund. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters.

     PIMCO Equity Advisors a division of PIMCO Advisors (the "Sub-Adviser"), manages the International Growth Fund's investments. See "Sub-Adviser" below. PIMCO Advisors has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.


     . Advisory Fees. The International Growth Fund pays PIMCO Advisors fees in return for providing or arranging for the provisions of investment advisory services.

     For the fiscal year ended June 30, 199_, the International Growth Fund paid monthly advisory fees to PIMCO Advisors at the annual rates (stated as a percentage of the average daily net assets of the Fund) of .85%.

     . Administrative Fees. For the fiscal year ended June 30, 199_, the International Growth Fund paid PIMCO Advisors monthly administrative fees at the annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to the International Growth Fund's Class A, Class B and Class C shares) of .65%.

Sub-Advisers

     The following provides summary information about the Sub-Adviser, including its investment specialty. The Sub-Adviser is a sub-partnership of PIMCO Advisors.

Sub-Adviser*                                     Fund                      Investment Specialty
-----------------------------------------------------------------------------------------------------------
PIMCO Equity Advisors                            International Growth      Disciplined approach to
1345 Avenue of the Americas                                                identifying quality growth
50th Floor                                                                 companies
New York, NY 10105
-----------------------------------------------------------------------------------------------------------

     David Stein, Senior Portfolio Manager at PIMCO Equity Advisors, and Cliff Quisenberry, Portfolio Manager at PIMCO Equity Advisors, manage the investments of the International Growth Fund. Information about PIMCO Equity Advisors is located in the Retail Prospectus under "Management of the Funds." Information about Messrs. Stein and Quisenberry is located in the Retail Prospectus under "Management of the Funds--Sub-Advisers--Parametric" in the Retail Prospectus. (Messrs. Stein and Quisenberry are also Managing Director and Vice President, respectively, of Parametric Portfolio Associates, an affiliated sub-partnership of the Trust which serves as sub-adviser to several other series of the Trust.)


INVESTMENT OPTIONS (CLASS A, B AND C SHARES)

     "Investment Options (Class A, B and C Shares)" is amended by adding the following disclosure.

     Class A, Class B and Class C shares of the International Growth Fund are not currently offered for purchase by investors.


HOW FUND SHARES ARE PRICED

     Disclosure relating to how Class A, B and C shares of the International Growth Fund are priced is included in the section "How Fund Shares are Priced" in the Retail Prospectus.


HOW TO BUY AND SELL SHARES

     "How to Buy and Sell Shares" is amended by adding the following disclosure.

     Class A, Class B and Class C shares of the International Growth Fund are not currently offered for purchase by investors.

FUND DISTRIBUTIONS

     "Fund Distributions" is amended by adding the following disclosure.

     The International Growth Fund intends to declare and distribute income dividends to shareholders of record at least annually.

CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

     The International Growth Fund invests in and/or utilizes the following securities and investment techniques, which are more fully described in the Retail Prospectus: "Fixed Income Securities and Defensive Strategies," "Companies with Smaller Market Capitalizations," "Foreign Securities," "Foreign Currencies," "Convertible Securities," "Credit Ratings and Unrated Securities," "Derivatives," "Loans of Portfolio Securities," "Short Sales," "When-Issued, Delayed Delivery and Forward Commitment Transactions," "Repurchase Agreements," "Reverse Repurchase Agreements and Other Borrowings," "Portfolio Turnover" and "Illiquid Securities." In addition, the Fund may invest up to 10% of its assets in securities of other investment companies.

FINANCIAL HIGHLIGHTS

Class A, B and C shares of the International Growth Fund have not yet been offered for purchase by investors and financial information is not available for these classes of shares.

[Front Cover]


PIMCO Funds Prospectus

Multi-Manager Series

November 1, 1999

Share Class
D


This Prospectus describes 8 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors L.P. and its investment management affiliates.



The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Summary Information....................................................
   Fund Descriptions, Performance and Fees.............................
      Growth Fund......................................................
      Capital Appreciation Fund........................................
      Mid-Cap Growth Fund..............................................
      Equity Income Fund...............................................
      Renaissance Fund.................................................
      Value Fund.......................................................
      Tax-Efficient Equity Fund........................................
      Innovation Fund..................................................
   Summary of Principal Risks..........................................
Management of the Funds................................................
How Fund Shares Are Priced.............................................
How to Buy and Sell Shares.............................................
Fund Distributions.....................................................
Tax Consequences.......................................................
Characteristics and Risks of Securities................................
   and Investment Techniques...........................................
Financial Highlights...................................................

                              Summary Information


The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on Page 5.

                                                                                      Approximate       Approximate
PIMCO             Investment                  Main                                    Number of         Capitalization
Fund              Objective                   Investments                             Holdings          Range
---------------------------------------------------------------------------------------------------------------------------
Growth Stock Funds
---------------------------------------------------------------------------------------------------------------------------
Growth           Long-term growth of          Common stocks of companies with         35-40            At least $5 billion
                 capital; income is           market capitalizations of at least $5
                 incidental                   billion
---------------------------------------------------------------------------------------------------------------------------
Blend Stock Funds
---------------------------------------------------------------------------------------------------------------------------
Capital          Growth of capital            Common stocks of companies with         60-100           At least $1 billion
Appreciation                                  market capitalizations of at least $1
                                              billion that have improving
                                              fundamentals and whose stock is
                                              reasonably valued by the market
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap          Growth of capital            Common stocks of companies with         60-100           Over $500 million
Growth                                        market capitalizations of more than                      (excluding the
                                              $500 million (excluding the largest                      largest 200
                                              200 companies) that have improving                       companies)
                                              fundamentals and whose stock is
                                              reasonably valued by the market
---------------------------------------------------------------------------------------------------------------------------
Value Stock Funds
---------------------------------------------------------------------------------------------------------------------------
Equity           Current income as a          Common stocks of companies with         40-50            Over $2 billion
Income           primary objective; long-     market capitalizations of more than
                 term growth of capital as    $2 billion that have below-average
                 a secondary objective        price to earnings ratios and higher
                                              dividend yields relative to their
                                              industry groups
---------------------------------------------------------------------------------------------------------------------------
Renaissance      Long-term growth of          Common stocks having below-             50-70            All capitalizations
                 capital and income           average valuations where the
                                              company's business fundamentals
                                              are improving
---------------------------------------------------------------------------------------------------------------------------
Value            Long-term growth of          Common stocks of companies with         50               Over $2 billion
                 capital and income           market capitalizations of more than
                                              $2 billion that are undervalued
                                              relative to their industry groups
---------------------------------------------------------------------------------------------------------------------------

                                                                                      Approximate       Approximate
PIMCO             Investment                  Main                                    Number of         Capitalization
Fund              Objective                   Investments                             Holdings          Range
---------------------------------------------------------------------------------------------------------------------------
Enhanced Index Stock Funds
---------------------------------------------------------------------------------------------------------------------------
Tax-Efficient    Maximum after-tax growth     A broadly diversified portfolio of at   At least 250     Over $5 billion
Equity           of capital                   least 200 common stocks of
                                              companies represented in the S&P
                                              500 Index
---------------------------------------------------------------------------------------------------------------------------
Sector-related Stock Funds
---------------------------------------------------------------------------------------------------------------------------
Innovation       Capital appreciation; no     Common stocks of technology-            40               Over $200 million
                 consideration given to       related companies
                 income
---------------------------------------------------------------------------------------------------------------------------


                    Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The Fund Summaries below identify each Fund's investment objective, principal investments and strategies, and principal risks. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries. The Fund Summaries also show the fees and expenses you may pay if you buy and hold Class D shares of the Funds.

     It is possible to lose money on investments in the Funds. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PIMCO Growth Fund                                  Fund Category - Growth Stocks

Investment Objective
Seeks long-term growth of capital; income is an incidental consideration

Fund Focus
Larger capitalization common stocks



Approximated Number of Holdings
35-40

Approximate Capitalization Range
At least $5 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of at least $5 billion at the time of investment.

The Fund focuses on stocks of companies that the portfolio manager believes will experience relatively rapid earnings growth.

The portfolio manager seeks to identify quality growth companies using proprietaryresearch that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreignsecurities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

Principal  Risks

Among the principal risks of investing in the Fund are:

     .    Market Risk                   .    Currency Risk
     .    Issuer Risk                   .    Leveraging Risk
     .    Growth Securities Risk        .    Interest Rate Risk
     .    Derivatives Risk              .    Credit Risk
     .    Foreign Investment Risk       .    Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information


The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund did not offer Class D shares during the periods listed. Although Class D and Class C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class D performance would be higher than Class C performance because of the lower expenses paid by Class D shares. The Class C performance in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                          PIMCO Growth Fund

Calendar Year Total Returns-Class C

                 [Plot points for bar charts]

37.45%  0.29%  41.88%   2.08%    9.32%   -0.75%   27.47%  17.52%  21.84%  36.90%

 1989   1990    1991    1992     1993     1994     1995    1996    1997    1998

                          Calendar Year Total Returns

More Recent Return Information

1/1/99-9/30/99                     2.66%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98 - 12/31/98)       25.12%
Lowest (7/1/90 - 9/30/90)         -13.14%

Average Annual Total Returns (for periods ended 12/31/98)

                                                              Fund Inception
                              1 Year    5 Years   10 Years       (2/24/84)
----------------------------------------------------------------------------
Class C                       37.90%    20.27%     18.57%         17.98%
----------------------------------------------------------------------------
Class D                       39.92%    21.16%     19.45%         18.84%
----------------------------------------------------------------------------
S&P 500 Index*                28.58%    24.06%     19.21%         18.44%
----------------------------------------------------------------------------
Lipper Growth Fund Average*   23.42%    18.74%     16.74%         15.58%

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Growth Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. It does not take into account sales charges. The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class D shares of the Fund

Shareholder fees (fees paid directly from your investment - such as
     sales charges (loads), redemption fees or exchange fees):             None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                   Example: Assuming you either redeem or do not
                                                                                   redeem your shares at the end of each period.

                             Admini-          Distribution       Total Annual     Year
                  Advisory   strative        and/or Service     Fund Operating
                    Fees     Fees/(1)/     (12b-1) Fees/(1)/        Expenses      1        3        5        10
--------------------------------------------------------------------------------------------------------------------------------
Class D Shares      0.50%       0.40%            0.25%               1.15%        $ 117    $ 365    $ 633    $ 1,398

(1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to .25% per year of the total fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of .65% per year under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid under the plan. Please see "Management of the Funds - Investment Adviser and Administrator - Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

PIMCO Capital Appreciation Fund                  Fund Category -Blend Stocks

Investment Objective
Seeks growth of capital

Fund Focus
Larger capitalization common stocks



Approximated Number Of Holdings
60-100

Approximate CapitalizatioN Range
At least $1 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of larger capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of the 1,000 largest capitalization stocks in the U.S. market for a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team replaces stocks when they fall below the median ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.


Principal Risks

Among the principal risks of investing in the Fund are:

     .    Market Risk
     .    Issuer Risk
     .    Value Securities Risk
     .    Growth Securities Risk
     .    Credit Risk
     .    Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares. Prior to the inception of Class D shares (4/8/98), the performance is based on the performance of Institutional Class shares, adjusted to reflect the higher distribution and/or service (12b-1) fees and administrative fees paid by Class D shares. Past performance is no guarantee of future results.

                                        Pimco Capital Appreciation Fund

Calendar Year Total Returns-Institutional Class

                         [Plot points for bar charts]

7.51%    17.70%    -4.26%    37.14%    26.79%    34.22%    17.59%

1992      1993      1994      1995      1996      1997      1998

                               Calendar Year End

More Recent Return Information

1/1/99-9/30/99                         -0.92%

Quarterly Return Information
(for periods shown in the bar chart)


Highest (10/1/98-12/31/98)              19.68%
Lowest (07/1/98-09/30/98)              -14.16%


Average Annual Total Returns (for periods ended 12/31/98)


                             1 Year   5 Years   Fund Inception
                                                    (3/8/91)
--------------------------------------------------------------
Institutional Class           17.59%    21.32%      19.74%
--------------------------------------------------------------
Class D                       17.14%    20.84%      19.27%
--------------------------------------------------------------
S&P 500 Index*                28.58%    24.06%      19.58%
--------------------------------------------------------------
Lipper Capital
 Appreciation Fund Average*   20.49%    15.02%      14.91%

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Capital appreciation Fund Average is calculated by Lipper Analytical Services Inc. It is a total return performance average of funds tracked by Lipper that have an investment objective of maximum capital appreciation. It does not take into account sales charges. The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.


Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class D shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as
     sales charges (loads), redemption fees or exchange fees):             None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                   Example: Assuming you either redeem or do not
                                                                                   redeem your shares at the end of each period.

                               Admini-         Distribution         Total Annual   Year
                  Advisory    strative        and/or Service      Fund Operating
                    Fees      Fees/(1)/      (12b-1) Fees/(1)/       Expenses      1            3          5          10
 --------------------------------------------------------------------------------------------------------------------------------
Class D Shares    0.45%          0.40%             0.25%               1.10%       $ 112        $ 350      $ 606     $ 1,340

(1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to .25% per year of the total fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of .65% per year under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid under the plan. Please see "Management of the Funds - Investment Adviser and Administrator - Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

Pimco Mid-Cap Growth Fund                          Fund Category - Blend Stocks

Investment Objective
Seeks growth of capital

Fund Focus
Medium capitalization common stocks



Approximated Number of Holdings
60-100

Approximate Capitalization Range
Over $500 million (excluding the largest 200 companies)

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of medium capitalization companies that have improving fundamentals (such as growth of earnings and earnings momentum) and whose stock is reasonably valued by the market.

The portfolio management team begins the investment process by screening the universe of companies in the U.S. market with market capitalizations over $500 million, but excluding the 200 largest capitalizationcompanies. The screen involves a series of both growth and value criteria (such as dividend growth, earnings growth, equity growth, earnings momentum and earnings surprise). The team selects stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous, fundamental analysis. The Fund's capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently to consistently achieve a favorable balance of growth andvalue characteristics for the Fund. The team replaces stocks when they fall below the median ranking, have negative earnings surprises or show poor relative price performance.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund are:

     .    Market Risk                   .    Smaller Company Risk
     .    Issuer Risk                   .    Liquidity Risk
     .    Value Securities Risk         .    Credit Risk
     .    Growth Securities Risk        .    Management Risk


Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table showperformance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares. Prior to the inception of Class D shares (4/8/98), the performance is based on the performance of Institutional Class shares, adjusted to reflect the higher distribution and/or service (12b-1) fees and administrative fees paid by Class D shares. Past performance is no guarantee of future results.

                                                       Pimco Mid-Cap Growth Fund

Calendar Year Total Returns-Institutional Class

                          [Plot points for bar chart]

9.18%   15.77%   -2.36%   36.29%   23.36%   33.17%   7.93%

1992     1993     1994     1995     1996     1997    1998

                               Calendar Year End

More Recent Return Information

1/1/99-9/30/99                        -8.22%

Quarterly Return Information
(for periods shown in the bar chart)


Highest (10/1/98-12/31/98)            17.77%
Lowest  (7/1/98-09/30/98)            -14.40%

Average Annual Total Returns (for periods ended 12/31/98)


                                                  Fund  Inception
                             1 Year     5 Years     (8/26/91)
-----------------------------------------------------------------
Institutional Class            7.93%    19.08%     18.23%
-----------------------------------------------------------------
Class D                        7.80%    18.68%     17.81%
-----------------------------------------------------------------
Russell Mid-Cap Index*        10.09%    17.34%     17.18%
-----------------------------------------------------------------
Lipper Mid-Cap Fund           12.39%    14.86%     14.76%
 Average*

* The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index. The Lipper Mid-Cap Fund Average is calculated by Lopper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges. The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class D shares of the Fund

Shareholder Fees  (fees paid directly from your investment - such as
     sales charges (loads), redemption fees or exchange fees):             None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                   Example: Assuming you either redeem or do not
                                                                                   redeem your shares at the end of each period.

                               Admini-        Distribution        TotaL Annual     Year
                  Advisory    Strative       and/or Service      Fund Operating
                    Fees      Fees/(1)/     (12b) Fees/(1)/         Expenses       1            3         5          10
-----------------------------------------------------------------------------------------------------------------------------------
Class D Shares     0.45%      0.40%            0.25%              1.10%             $ 112       $ 350     $ 606     $ 1,340

/(1)/ The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to .25% per year of the total fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of .65% per year under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid under the plan. Please see "Management of the Funds - Investment Adviser and Administrator - Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

PIMCO Equity Income Fund                          Fund Category - Value Stocks

Investment Objective
Seeks current income as a primary objective, and long-term growth of capital as a secondary objective

Fund Focus
Income producing common stocks with potential for capital appreciation



Approximated Number Of Holdings
40-50

Approximate Capitalization Range
Over $2 billion

Dividend Frequency
Quarterly

Principal Investments And Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund's initial selection universe consists of the 1,000 largest publicly traded companies in the U.S. The universe also includes American Depository companies with market capitalizations of more than $2 billion at the time of Receipts (ADRs) that are included in the S&P 500 Index as well as ADRs that are drug or energy related.

The portfolio managers partition this universe by industry and, through the use of both fundamental and quantitative research, identify the most undervalued stocks in each industry. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields.

The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 stocks with the lowest share price to company earnings (P/E) ratios.

The portfolio managers select stocks for the Fund only if they meet parameters for fundamental quality, trading liquidity and price momentum. They also use quantitative models to analyze stocks.

The portfolio managers replace a stock whenever a different stock within the same industry has a significantly lower P/E ratio or a higher dividend yield than the Fund's current holding.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.


Principal Risks

Among the principal risks of investing in the Fund are:

       . Market Risk
       . Issuer Risk
       . Value Securities Risk
       . Credit Risk
       . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares. Prior to the inception of Class D shares (4/8/98), the performance is based on the performance of Institutional Class shares, adjusted to reflect the higher distribution and/or service (12b-1) fees and administrative fees paid by Class D shares. Past performance is no guarantee of future results.

                                                        PIMCO Equity Income Fund

Calendar Year Total Returns-Institutional Class

14.75%   8.47%   -1.61%   33.47%   21.48%   31.38%   8.37%

 1992    1993     1994     1995     1996     1997    1998

                               Calendar Year End


More Recent Return Information

1/1/99-9/30/99         0.80%

Quarterly Return Information
(for periods shown in the bar chart)

Highest (10/1/98-12/31/98)     13.98%
Lowest (07/1/98-09/30/98)     -10.93%



Average Annual Total Returns (for periods ended 12/31/98)

                                                  Fund Inception
                             1 Year   5 Years        (93/8/91)
---------------------------------------------------------------
Institutional Class          8.37%    17.83%      16.51%
---------------------------------------------------------------
Class D                      8.07%    17.39%      16.06%
---------------------------------------------------------------
S&P 500 Index*               28.58%   24.06%      19.58%
---------------------------------------------------------------
Lipper Equity Income Fund    11.90%   16.50%      15.59%
Average*

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Equity Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that seek relatively higher growth of income through investing 60% or more of their portfolios in equities. It does not take into account sales charges. The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class D shares of the Fund.

Shareholders Fees (fees paid directly from your investment - such as
        sales charges (loads), redemption fees or exchange fees):      None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                   Example: Assuming you either redeem or do not
                                                                                   redeem your shares at the end of each period.

                               Admini-        Distribution        Total Annual
                  Advisory     strative       and/or Service     Fund Operating    Year
                    Fees        Fees/(1)/     (12b-1) Fees/(1)/     Expenses       1          3           5         10
-----------------------------------------------------------------------------------------------------------------------------------
Class D Shares      0.45%       0.40%             0.25%               1.10%        $112       $350        $606      $1,340

(1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to .25% per year of the total fees paid under the administration agreement may be Distribution and/or Service (12b-
1) Fees. The Fund will pay a total of .65% per year under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid under the plan. Please see "Management of the Funds - Investment Adviser and Administrator - Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

PIMCO Renaissance Fund                             Fund Category - Value Stocks

Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Undervalued stocks with improving business fundamentals



Approximated Number Of Holdings
50-70

Approximated Capitalization Range
All capitalizations

Dividend Frequency
Quarterly

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improved.

In selecting investments for the Fund, the portfolio manager determines the valuation of stocks based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks to identify key drivers of financial results and catalysts for change, which may indicate that a company's business fundamentals are improving.

The portfolio manager sells a stock when he believes that the company's business fundamentals are weakening.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.


Principal Risks

Among the principal risks of investing in the Fund are:

       . Market Risk                              . Currency Risk
       . Issuer Risk                              . Leveraging Risk
       . Value Securities Risk                    . Interest Rate Risk
       . Derivatives Risk                         . Credit Risk
       . Foreign Investment Risk                  . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Class C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be higher than Class C performance because of the lower expenses paid by Class D shares.

The Class C performance in the bar chart and the information to its right do not reflect the impact of sales charges (loads). It they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares. Prior to the inception of Class D shares (4/8/98), the performance is based on the performance of Class C shares, adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                          PIMCO Renaissance Fund

Calendar Year Total Returns-Class C

                          [Plot points for bar chart]

11.17%  -15.46%  34.22%  8.58%  22.13%  -4.34%  28.55%  25.32%  35.89%  11.66%

 1989     1990    1991   1992    1993    1994    1995    1996    1997    1998

                               Calendar Year End

More Recent Return Information

1/1/99-9/30/99                       -0.49%

Quarterly Return Information
(for periods shown in the bar chart)


Highest (10/1/98-12/31/98)             18.37%
Lowest (07/1/98-09/30/98)             -16.77%

Average Annual Total Returns (for periods ended 12/31/98)

                                                           Fund Inception
                             1 Year   5 Years   10 Years     (4/18/88)
---------------------------------------------------------------------------
Class C                       9.76%   17.62%     13.93%       13.54%
---------------------------------------------------------------------------
Class D                      11.66%   18.52%     14.79%       14.40%
---------------------------------------------------------------------------
S&P 500 Index*               28.58%   24.06%     19.21%       18.87%
---------------------------------------------------------------------------
Lipper Equity Income Fund    11.90%   16.50%     14.32%       14.23%
Average*

* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Equity Income Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that seek relatively higher growth of income through investing 60% or more of their portfolios in equities. It does not take into account sales charges. The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class D shares of the Fund.

Shareholder Fees (fees paid directly from your investment - such as
  sales charges (loads), redemption fees or exchange fees):            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be Annual Fund Operating Expenses (expenses that are deducted from Fund asset based on these assumptions.

                                                                                   Example: Assuming you either redeem or do not
                                                                                   redeem your shares at the end of each period.

                                 Admini-       Distribution       Total Annual     Year
                   Advisory      Strative     and/or Service     Fund Operating
                    Fees          Fees/(1)/   (12b-1) Fees/(1)/    Expenses        1          3          5          10
-----------------------------------------------------------------------------------------------------------------------------------
Class D Shares     0.60%         0.40%            0.25%              1.25%         $127       $397       $686       $1,511

(1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to .25% per year of the total fees paid under the administration agreement may be Distribution and/or Service (12b-
1) Fees. The Fund will pay a total of .65% per year under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid under the plan. Please see "Management of the Funds - Investment Adviser and Administrator - Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

PIMCO Value Fund                                  Fund Category - Value Stocks

Investment Objective
Seeks long-term growth of capital and income

Fund Focus
Undervalued common stocks relative to their industry groups



Approximated Number of Holdings
50

Approximated Capitalization Range
over $2 billion

Dividend Frequency
Quarterly

Principal Investments and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund's initial selection universe consists of the 1,000 largest publicly traded companies in the U.S. The universe also includes American Depository Receipts (ADRs) that are included in the S&P 500 Index as well as ADRs that are drug or energy related.

The portfolio managers partition this universe by industry and identify the most undervalued stocks in each industry. After narrowing the universe to approximately 150 possible candidates, the portfolio managers select one holding from each of 50 industry groups.

The portfolio managers select stocks only if they meet parameters for fundamental quality and trading liquidity. Issue weighting is dependent upon dividend yield and price momentum considerations. The managers also consider quantitative models for investment timing purposes.

The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace companies within the same industry group when a replacement candidate's valuation reaches a level that is considerably lower the valuation of an existing holding.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk
        . Issuer Risk
        . Value Securities Risk
        . Credit Risk
        . Management Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares. Prior to the inception of Class D shares (4/8/98), the performance is based on the performance of Institutional Class shares, adjusted to reflect the higher distribution and/or service (12b-1) fees and administrative fees paid by Class D shares. Past performance is no guarantee of future results.

                                                   PIMCO Value Fund

Calendar Year Total Returns-Institutional Class

                  [Plot points for bar chart]

  13.15%  16.41%  -4.07%  38.91%  20.34%  26.21%  10.17%
   1992    1993    1994    1995    1996    1997    1998


                               Calendar Year End

More Recent Return Information
1/1/99-9/30/99                          5.18%


Quarterly Return Information
(for periods shown in the bar chart)


Highest (10/1/98-12/31/98)             17.19%
Lowest (7/1/98-09/30/98)               13.23%


Average Annual Total Returns (for periods ended 12/31/98)

                                                 Fund Inception
                             1 Year   5 Years      (12/30/91)
----------------------------------------------------------------
Institutional Class          10.17%   17.39%        16.74%
----------------------------------------------------------------
Class D                       9.86%   16.96%        16.30%
----------------------------------------------------------------
S&P 500 Index*               28.58%   24.06%        19.51%
----------------------------------------------------------------
Lipper Growth and Income
Fund Average*                15.80%   18.42%        15.94%


* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Growth and Income Fund Average is calculated by Lipper Analytical Expense Services, Inc. It is a total return performance average of funds tracked by Lipper that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. does not take into account sales charges. The Fund began operations on 12/30/91. Fund comparisons begin on 12/31/91.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and It hold Class D shares of the Fund

Shareholder Fees (fees paid directly from your investment - such as
         sales charges (loads), redemption fees or exchange fees):      None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                  Example: Assuming you either redeem or do not
                                                                                  redeem your shares at the end of each period.

                               Admini-          Distribution       Total Annual   Year
                  Advisory     strative        and /or Service    Fund Operating
                   Fees         Fees           (12b-1)Fees/(1)/      Expenses       1         3         5          10
----------------------------------------------------------------------------------------------------------------------------------
Class D Shares     0.45%        0.40%          0.25%                   1.10%        $112      $350      $606       $1,340


(1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to .25% per year of the total fees paid under the administration agreement may be Distribution and/or Service (12b-
1) Fees. The Fund will pay a total of .65% per year under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid under the plan. Please see "Management of the Funds - Investment Adviser and Administrator - Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

PIMCO Tax-Efficient Equity Fund                Fund Category - Enhanced Index

Investment Objective
Seeks maximum after-tax growth of
capital

Fund Focus
A portion of the common stocks
represented in the S&P 500 Index



Approximated Number of Holdings
At least 250

Approximate Capitalization Range
Over $5 billion

Dividend Frequency
At least annually

Principal Investments and Strategies

The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 250 common stocks. The Fund also attempts to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

Normally, the Fund invests at least 95% of its assets in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The portfolio managers attempt to produce a higher total return than the S&P 500 by using quantitative security selection techniques. There is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in fixed income securities in response to unfavorable market and other conditions. The Fund may use derivatives.

Quantitative Security Selection Techniques.
The portfolio managers use a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential. They analyze factors such as growth of sustainable earnings and dividend behavior. Stocks in the top 50% of the model's ranking are considered for purchase by the Fund. The Fund sells stocks selected from the bottom 20% of the model's ranking based on cost, current market value and anticipated benefit of replacement. The portfolio managers' sell discipline also focuses on reducing realized capital gains as indicated below.

Tax-Efficient Strategies.
The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains.

Additional tax-efficient strategies include regular portfolio rebalancing to capture available tax credits and the use derivative hedging techniques so that the Fund can reduce its exposure to price declines without having to sell appreciated securities. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains.

Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.



Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk                                    . Leveraging Risk
        . Issuer Risk                                    . Credit Risk
        . Value Securities Risk                          . Management Risk
        . Growth Securities Risk
        . Derivatives Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The Fund commenced operations in July 1998 and does not yet have a full calendar year of performance to be shown here. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

                                                           PIMCO Tax-Equity Fund



Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class D shares of the Fund

Shareholders Fees (fees paid directly from your investment - such as
     sales charges (loads), redemption fees or exchange fees):          None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                               Example: Assuming you either redeem or do not
                                                                               redeem your shares at the end of each period.

                              Admini-      Distribution        Total Annual    Year
                  Advisory    strative    and /or Service     Fund Operating
                   Fees        Fees/(1)/  (12B-1) Fees/(1)/      Expenses      1        3        5        10
-----------------------------------------------------------------------------------------------------------------------------------
Class D Shares     0.45%       0.40%      0.25%               1.10%            $112     $350     $606     $1,340


(1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to .25% per year of the total fees paid under the administration agreement may be Distribution and/or Service (12b-
1) Fees. The Fund will pay a total of .65% per year under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid under the plan. Please see "Management of the Funds - Investment Adviser and Administrator - Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

PIMCO Innovation Fund                     Fund Category - Sector-Related Stocks

Investment Objective
Seeks capital appreciation; no consideration is given to income

Fund Focus
Common stocks of technology-related companies



Approximate Number of Holdings
40

Approximate Capitalization Range
Over $200 million

Dividend Frequency
At least annually


Principal Investment and Strategies

The Fund normally invests at least 65% of its assets in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The portfolio manager seeks to identify quality technology-related companies using proprietary research that focuses on company fundamentals, and makes buy and sell decisions using PIMCO Equity Advisors' disciplined investment process.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities, and may invest in fixed income securities. The Fund may invest up to 15% of its assets in foreign securities and may buy and sell foreign currencies. The Fund may also use derivatives.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.



Principal Risks

Among the principal risks of investing in the Fund are:

        . Market Risk                                    . Currency Risk
        . Issuer Risk                                    . Concentration Risk
        . Growth Securities Risk                         . Leveraging Risk
        . Smaller Company Risk                           . Interest Rate Risk
        . Liquidity Risk                                 . Credit Risk
        . Derivatives Risk                               . Management Risk
        . Foreign Investment Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Class A shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be higher than Class A performance because Class D shares do not pay any sales charges (loads).

The Class A performance in the bar chart and the information to its right do not reflect the impact of sales charges (loads). It they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares. Prior to the inception of Class D shares (4/8/98), the performance is based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

                                                   PIMCO Innovation Fund

Calendar Year Total Returns-Class A

   [Plot points for bar chart]


45.33%    23.60%    9.03%     79.41%

 1995      1996      1997      1998

                               Calendar Year End


More Recent Return Information
1/1/99-9/30/99                         32.91%

Quarterly Return Information
(for periods shown in the bar chart)


Highest (10/1/98-12/31/98)             37.19%
Lowest (1/1/97-3/31/97)               -12.56%

Average Annual Total Returns (for periods ended 12/31/98)

                                               Fund
                                 1 Year     Inception
                                           (12/22/94)
---------------------------------------------------------
Class A                           69.54%           34.67%
---------------------------------------------------------
Class D                           79.65%           36.63%
---------------------------------------------------------
S&P 500 Index*                    28.58%           30.51%
---------------------------------------------------------
Lipper Science and Technology     51.44%           25.21%
Fund Average*


* The S&P 500 Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The Lipper Science and Technology Fund Average is calculated by Lipper Analytical Services, Inc. It is a total return performance average of funds tracked by Lipper that invest 65% of their assets in science and technology stocks. It does not take into account sales charges. The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

Your Expenses

The information below describes the fees and expenses you may pay if you buy and hold Class D shares of the Fund

Shareholders Fees (fees paid directly from your investment - such as
        sales charges (loads), redemption fees or exchange fees):          None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                      Example: Assuming you either redeem or do not
                                                                                      redeem your shares at the end of each period.

                               Admini-         Distribution        Total Annual       Year
                  Advisory    strative        and/or Service      Fund Operating
                    Fees       Fees/(1)/      (12b-1) Fees/(1)/      Expenses         1         3         5         10
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares      0.65%      0.40%              0.25%                1.30%          $132      $412      $713      $1,568


(1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to .25% per year of the total fees paid under the administration agreement may be Distribution and/or Service (12b-
1) Fees. The Fund will pay a total of .65% per year under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid under the plan. Please see "Management of the Funds - Investment Adviser and Administrator - Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

                          Summary of Principal Risks


     The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in BOLD TYPE. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks.


     . Market Risk. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     . Issuer Risk. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

     . Value Securities Risk. Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The Equity Income, Renaissance and Value Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

     . Growth Securities Risk. Each Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. The Growth and Innovation Funds places particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

     . Smaller Company Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of COMPANIES WITH SMALLER MARKET CAPITALIZATIONS. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

The Mid-Cap Growth Fund has substantial exposure to this risk because it invests primarily in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

     . Liquidity Risk. All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such ILLIQUID SECURITIES at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with SMALLER MARKET CAPITALIZATIONS, FOREIGN SECURITIES, DERIVATIVES or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     . Derivatives Risk. The Growth, Renaissance, Tax-Efficient Equity and Innovation Funds may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques - Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds will sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss. A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     . Foreign Investment Risk. The Growth, Renaissance and Innovation Funds may invest in FOREIGN SECURITIES, and therefore may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse developments in certain regions such as Southeast Asia can also adversely affect securities of other countries whose economies appear to be unrelated.

     Foreign investment risk associated with the Growth, Renaissance and Innovation Funds may be particularly high to the extent that these Funds invest in EMERGING MARKET SECURITIES of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

     . Currency Risk. The Growth, Renaissance and Innovation Funds may invest directly in foreign currencies and in securities that trade in, and receive revenues in, foreign currencies. To the extent that they do so, these Funds will be subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

     . Concentration Risk. Concentration of investments in a small number of issuers, industries or foreign currencies increases risk. To the extent that a Fund invests in a relatively small number of issuers it will be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified Fund might be. Some of those issuers also may present substantial credit or other risks. The Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because it normally concentrates its investments in those companies.

     . Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Each Fund may take on leveraging risk by using REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS, by investing collateral from LOANS OF PORTFOLIO SECURITIES or through the use of WHEN-ISSUED, DELAYED-DELIVERY OR FORWARD COMMITMENT TRANSACTIONS. The Growth, Renaissance, Tax-Efficient Equity and Innovation Funds may also take on leveraging risk by using DERIVATIVES. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

     . Interest Rate Risk. To the extent the Growth, Renaissance and Innovation Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. As interest rates rise, the value of fixed income securities in a Fund's portfolio are likely to decrease.

     . Credit Risk. All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a DERIVATIVES contract, REPURCHASE AGREEMENT or a LOAN OF PORTFOLIO SECURITIES, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their CREDIT RATINGS.

     . Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

                            Management of the Funds

The business affairs of the Funds are managed under the direction of the Trust's Board of Trustees. Information about the Trustees and the Trust's executive officers is included in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser and Administrator

     PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.


     PIMCO Advisors is located at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 1999, PIMCO Advisors and its subsidiary partnerships had more than $256 billion in assets under management.

     PIMCO Advisors has retained investment management firms ("Sub-Advisers") to manage each Fund's investments, except that the PIMCO Equity Advisors division of PIMCO Advisors manages the investments of the Growth, Renaissance and Innovation Funds (PIMCO Equity Advisors is also referred to as a "Sub-Adviser" in this capacity). See "Sub-Advisers" below.

     PIMCO Advisors has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

     . Advisory Fees. Each Fund pays PIMCO Advisors fees in return for providing or arranging for the provisions of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.


     For the fiscal year ended June 30, 1999, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

                                                          Advisory
  Fund                                                      Fees
==================================================================
  Capital Appreciation, Mid-Cap Growth, Equity Income,      .45%
  Value and Tax-Efficient Equity Funds
------------------------------------------------------------------

  Growth Fund                                               .50%
------------------------------------------------------------------

  Renaissance Fund                                          .60%
------------------------------------------------------------------

  Innovation Fund                                           .65%

     . Administrative Fees. The Funds pay for the administrative services they require under a fee structure which is essentially fixed. Class D shareholders of the Funds pay a single administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to Class D shares. PIMCO Advisors, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal transfer agency and printing costs. The result of this fee structure is an expense level for Class D shareholders of each Fund that, with limited exceptions, is precise and predictable under ordinary circumstances. PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms).


     For the fiscal year ended June 30, 1999, the Funds paid PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares):


Fund                    Administrative Fees*
==================================================
All Funds                       .65%

* As described below under "12b-1 Plan for Class D Shares," the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") which provides for the payment of up to .25% of the .65% Administrative Fee Rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the "Summary Information" section above, the "Annual Fund Operating Expenses" table provided under "Your Expenses" for each Fund shows the .65% Administrative Fees rate under two separate columns entitled "Administrative Fees" (.40%) and "Distribution and/or Service (12b-1) Fees" (.25%).


     . 12b-1 Plan for Class D Shares. The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to .25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund's Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*                                     Funds
--------------------------------------------------------------------------
PIMCO Equity Advisors Division of PIMCO          Growth, Renaissance
Advisors ("PIMCO Equity Advisors")               and Innovation
33 Maiden Lane
New York, NY 10038
--------------------------------------------------------------------------

Cadence Capital Management ("Cadence")           Capital Appreciation
Exchange Place, 53 State Street                  and Mid-Cap Growth
Boston, MA 02109
--------------------------------------------------------------------------

NFJ Investment Group ("NFJ")                     Equity Income and Value
2121 San Jacinto, Suite 1840
Dallas, TX 75201
--------------------------------------------------------------------------

Parametric Portfolio Associates ("Parametric")   Tax-Efficient Equity
7310 Columbia Center, 701 Fifth Avenue
Seattle, WA 98104

_________________________________
*    Each Sub-Adviser is either a division or a sub-partnership of PIMCO
Advisors.

     The following provides additional information about each Sub-Adviser and the individual portfolio managers who have primary responsibility for managing the Funds' investments.

     PIMCO Equity Advisors, a division of PIMCO Advisors, provides equity-related advisory services to mutual funds and institutional accounts. See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.

     . Individual Portfolio Managers. The following individuals of PIMCO Equity Advisors have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the Growth and Innovation Funds prior to March 6, 1999 and for the Renaissance Fund prior to May 1999.

Fund           Portfolio Managers   Since        Recent Professional Experience
Growth         Kenneth W. Corba     1999         Managing Director and Chief Investment
                                                 Officer of PIMCO Equity Advisors and a
                                                 Member of the Management Board of
                                                 PIMCO Advisors.  Prior to joining PIMCO
                                                 Advisors, he was with Eagle Asset
                                                 Management from 1995 to 1998, serving in
                                                 various capacities including as Chief
                                                 Investment Officer and Portfolio Manager.
                                                 He was with Stein Roe and Farnham Inc.
                                                 from 1984 to 1995, serving in various
                                                 capacities including as Senior Vice
                                                 President and Portfolio Manager.

Renaissance    John K. Schneider    1999         Senior Portfolio Manager of PIMCO Equity
                                                 Advisors.  Prior to joining PIMCO
                                                 Advisors, he was a partner and Portfolio
                                                 Manager of Schneider Capital Management
                                                 (from 1996 to 1999).

Innovation     Dennis P. McKechnie  1998         Portfolio Manager of PIMCO Equity
                                                 Advisors.  Prior to joining PIMCO
                                                 Advisors, he was with Columbus Circle
                                                 Investors from 1991 to 1999, serving in
                                                 various capacities including as Portfolio
                                                 Manager.

     Cadence, an affiliated sub-partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 1999 of approximately $6.5 billion.

     . Individual Portfolio Managers. The following individuals share primary responsibility for each of the noted Funds.

Fund                      Portfolio Managers        Since                  Recent Professional Experience
Capital Appreciation      David B. Breed            1991 (Inception)       Managing Director, Chief Executive
                                                                           Officer and founding partner of Cadence.
                                                                           Member of the Management Board of
                                                                           PIMCO Advisors

                          William B. Bannick        1992                   Managing Director and Executive Vice
                                                                           President of Cadence.

                          Katherine A. Burdon       1993                   Managing Director and Portfolio Manager
                                                                           at Cadence.

                          Peter B. McManus          1994                   Director of Fund Management at Cadence.
                                                                           Previously, he served as a Vice President
                                                                           of Bank of Boston from 1991 to 1994.

Mid-Cap Growth            Messrs. Breed,            Same as Capital        See above.
                          Bannick and McManus and   Appreciation Fund
                          Ms. Burdon


     NFJ, an affiliated sub-partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 1999 of approximately $2.2 billion.

     . Individual Portfolio Managers. The following individuals share primary responsibility for the noted Funds.

Fund                      Portfolio Managers        Since                  Recent Professional Experience
Equity Income             Chris Najork              1991 (Inception)       Managing Director and founding partner
                                                                           of NFJ.

                          Benjamin Fischer          1991 (Inception)       Managing Director and founding partner
                                                                           of NFJ.

Value                     Messrs. Najork            1991 (Inception)       See above.
                          and Fischer
                          Paul A. Magnuson          1995                   Research analyst at NFJ.  Previously, he
                                                                           was with NationsBank Texas from 1985 to
                                                                           1992, serving in various capacities
                                                                           including as Financial Analyst.

     Parametric, an affiliated sub-partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 1999 of approximately $3.9 billion.

     . Individual Portfolio Managers. The following individuals share primary responsibility for the Tax-Efficient Equity Fund.

Fund                      Portfolio Managers        Since                  Recent Professional Experience
Tax-Efficient Equity      David Stein               1998 (Inception)       Managing Director of Parametric.
                                                                           Previously, he served in Investment
                                                                           Research at GTE Corporation from 1995 to
                                                                           1996, in Equity Research at Vanguard
                                                                           Group from 1994 to 1995 and in Investment
                                                                           Research at IBM Corporation from 1977 to
                                                                           1994.

                          Tom Seto                  1998 (Inception)       Vice President of Parametric. Previously,
                                                                           he was with Barclays Global Investors from
                                                                           1991 to 1998, serving in various capacities
                                                                           including as head of U.S. Equity Index
                                                                           Investments and Portfolio Manager.

                          Cliff Quisenberry         1998 (Inception)       Vice President of Parametric.  Previously,
                                                                           he served as Vice President and Portfolio
                                                                           Manager at Cutler & Co. (from 1990 to
                                                                           1994) and as a Securities Analyst and
                                                                           Portfolio Manager at Fred Alger
                                                                           Management (from 1987 to 1988).

                          How Fund Shares Are Priced

The Trust calculates the net asset value ("NAV") of a Fund's Class D shares by taking the total value of the Fund's assets attributable to Class D shares, subtracting the Fund's liabilities attributable to that class, and dividing by the Fund's total number of Class D shares outstanding. Fund shares are valued as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") each day the Exchange is open.

     The Funds value their portfolio securities and other investments for which market quotations are readily available at market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities with more readily attainable prices and durations comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures, and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other portfolio securities and assets are valued at their fair value as determined in good faith by the Trustees or persons acting at their direction.

     Fund investments quoted in foreign currencies are translated into U.S. dollars using foreign exchange quotations provided by independent dealers. As a result, the NAV of a Fund's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. Because foreign markets may be open at different times than the Exchange, the NAV of a Fund's shares may change on days when the Exchange is closed and you are not able to buy, redeem or exchange shares. Information that becomes known to the Trust or its agents after NAV is calculated on a particular day may be considered in pricing Fund shares thereafter, but will not be used to retroactively adjust the price of a security as determined earlier that day or on a prior day. The values of portfolio securities may be affected by events that occur between the time the securities are valued and the close of regular trading on the Exchange. These events may not be reflected in the Funds' NAV calculations. If events occur during this period that have a material effect on the value of portfolio securities held by a Fund, the securities may be valued at their fair value as determined by PIMCO Advisors or a Sub-Adviser and approved in good faith by the Board of Trustees.

                          How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

     .   Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which could reduce your investment returns on Class D shares of the Funds.

     Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, PIMCO Advisors or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

     This Prospectus should be read in connection with your firm's materials regarding its fees and services.

     .   Calculation of Share Price and Redemption Payments.  When you buy or
sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares. NAVs are calculated as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the Exchange each day the Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day's NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

     The Trust does not calculate NAVs or process orders on days when the Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the Exchange is closed, it will be processed on the next succeeding day when the Exchange is open (according to the succeeding day's
NAV).

Buying Shares

     Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "Financial Service Firms" above.

     You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

     Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

     The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

     .   Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

 Initial Investment   Subsequent Investments
--------------------------------------------
  $2,500 per Fund         $100 per Fund


     Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Exchanging Shares

     You may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds: Pacific Investment Management Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

     The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to your financial service firm of any termination or material modification of the exchange privilege.

Selling Shares

     You can sell (redeem) Class D shares through your financial service firm on any day the Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

     Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions in Kind

The Trust had agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                              Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

                                                             At Least
Fund                                                         Annually   Quarterly
---------------------------------------------------------------------------------
Growth, Capital Appreciation, Mid-Cap Growth, Tax-
Efficient Equity and Innovation Funds                           .
---------------------------------------------------------------------------------

Equity Income, Renaissance and Value Funds                                  .

     In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

     You can choose from the following distribution options:

     . Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

     . Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

     . Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

     You financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

     You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the distributions will automatically be invested in the Money Market Fund of PIMCO Funds: Pacific Investment Management Series until you are located.

     For further information on distribution options, please contact your financial service firm or call the Distributor at 1-888-87-PIMCO.

                               Tax Consequences

     . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

     Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable to you as ordinary income.

     Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

     . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

     . Consult your tax advisor about other possible tax consequences. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

     . A Note on the Tax-Efficient Equity Fund. As noted under "Summary Information" above, the Tax-Efficient Equity Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., on investments owned for more than 12 months). Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

                  Characteristics and Risks of Securities and
                             Investment Techniques

     This section provides additional information about some of the principal investments and related risks of the Funds described under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

     Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities.

     The Capital Appreciation, Mid-Cap Growth, Equity Income, Value and Tax-Efficient Equity Funds intend to be as fully invested in common stocks as practicable at all times, although they may maintain a portion of their assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. This means that these Funds will not invest in fixed income securities as a defensive investment strategy and therefore they may be particularly vulnerable to general declines in stock prices.

     The Growth, Renaissance and Innovation Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may also invest up to 100% of their respective assets in short-term U.S. Government securities and other money market instruments for temporary defensive purposes. These temporary defensive strategies would be inconsistent with the investment objective and principal investment strategies of each of these Funds and may affect the Fund's ability to achieve its investment objective.

Companies With Smaller Market Capitalizations

     Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Mid-Cap Growth Fund has substantial exposure to the risks described below because it invests primarily in companies with medium-sized market capitalizations, which are smaller than the largest companies.

     Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

     Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if
redemptions require the Fund to liquidate its securities positions.   For these
reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Foreign Securities

     The Growth, Renaissance and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets.

     Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

     Emerging Market Securities. To the extent that the Growth, Renaissance and Innovation Funds invest in foreign securities, these Funds may invest in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

     In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

     To the extent that the Growth, Renaissance and Innovation Funds invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, these Funds will be subject to currency risk.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and the effect it may have on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

     Foreign Currency Transactions. The Growth, Renaissance and Innovation Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

Convertible Securities

     Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.
However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

Credit Ratings and Unrated Securities

     The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

     A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

Derivatives

     Each Fund (except the Capital Appreciation, Mid-Cap Growth, Equity Income and Value Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Fund may not employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

     Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Growth, Renaissance, Tax-Efficient Equity and Innovation Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Tax-Efficient Equity Fund may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

     A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds and that have been discussed above under "Summary of Principal Risks - Derivatives Risk."

     Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

     Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Leverage Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a

Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

     Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

     Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Loans of Portfolio Securities

     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

     Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

     Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

     Each Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Portfolio Turnover

     With the exception of the Tax-Efficient Equity Fund, the length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements, although the Tax-Efficient Equity Fund will generally attempt to limit portfolio turnover as part of its tax-efficient management strategies. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates).

Illiquid Securities

     Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Fund may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Investment Companies

     Each of the Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Year 2000 Readiness Disclosure

     Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, this could have an adverse impact on the Funds' operations and services provided to shareholders. PIMCO Advisors, the Sub-Advisers, the Distributor, the Trust's shareholder servicing and transfer agent and custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

Changes in Investment Objectives and Policies

     The investment objective of each of the Growth, Renaissance, Tax-Efficient Equity and Innovation Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Percentage Investment Limitations

     Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques

     The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor. The Growth Fund did not offer Class D shares during the periods shown.

                                                            Net Realized/    Total Income   Dividends   Distributions
 Year or                    Net Asset Value      Net          Unrealized        (Loss)       From Net      From Net
  Period                       Beginning     Investment     Gain (Loss) on  From Investment Investment Realized Capital
  Ended                        of Period    Income (Loss)    Investments      Operations      Income        Gains
-----------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund
  06/30/99                     $  26.01       $   0.06 (a)     $   2.34 (a)    $   2.40      $  (0.13)     $  (1.65)
  04/08/98-06/30/98               25.41           0.02 (a)         0.58 (a)        0.60          0.00          0.00
 Equity Income Fund
  06/30/99                     $  16.04       $   0.40 (a)     $   1.27 (a)    $   1.67      $  (0.36)     $  (1.76)
  04/08/98-06/30/98               16.71           0.09 (a)        (0.66)(a)       (0.57)        (0.10)         0.00
 Innovation Fund (i)
  06/30/99                     $  24.28       $  (0.29)(a)     $  14.79 (a)    $  14.50      $   0.00      $  (1.26)
  04/08/98-06/30/98               21.50          (0.05)(a)         2.83 (a)        2.78          0.00          0.00
 Mid-Cap Growth Fund
  06/30/99                     $  23.99       $   0.03 (a)     $  (0.04)(a)    $  (0.01)     $  (0.01)     $  (1.07)
  04/08/98-06/30/98               23.97           0.00 (a)         0.02 (a)        0.02          0.00          0.00
 Renaissance Fund (i)
  06/30/99                     $  19.10       $   0.00 (a)     $   1.45 (a)    $   1.45      $   0.00      $  (2.33)
  04/08/98-06/30/98               18.99           0.01 (a)         0.10 (a)        0.11          0.00          0.00
 Tax-Efficient Equity Fund
  07/10/98-06/30/99            $  10.00       $   0.03 (a)     $   1.56 (a)    $   1.59      $   0.00      $   0.00
 Value Fund
  06/30/99                     $  15.64       $   0.23 (a)     $   1.37 (a)    $   1.60      $  (0.23)     $  (1.72)
  04/08/98-06/30/98               15.99           0.04 (a)        (0.34)(a)       (0.30)        (0.05)         0.00

-------
* Annualized
(a)Per share amounts based upon average number of shares outstanding during the period.
(i) The information provided for the Innovation and Renaissance Funds reflects results of operations under the Funds' former Sub-Adviser through March 6, 1999 and May 7, 1999, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.

                                                                                        Ratio of Net
Ditributionss                                                              Ratio of      Investment
 i Excess ofn                   Net Asset                                 Expenses to Income (Loss) to
 Nt Realizede        Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
Caital Gainsp    Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
  ----------------------------------------------------------------------------------------------------------------------
    $   0.00       $  (1.78)     $  26.63        10.17%      $    339        1.10%          0.24%           120%
        0.00           0.00         26.01         2.36            118        1.10*          0.27*            75
    $   0.00       $  (2.12)     $  15.59        12.21%      $    106        1.10%          2.73%            76%
        0.00          (0.10)        16.04        (3.43)           104        1.10*          2.23*            45
    $   0.00       $  (1.26)     $  37.52        61.62%      $ 18,366        1.30%         (0.89)%          119%
        0.00           0.00         24.28        12.93            139        1.30*         (0.99)*          100
    $   0.00       $  (1.08)     $  22.90         0.25%      $    359        1.10%         0.16%             85%
        0.00           0.00         23.99         0.08            142        1.10*         0.03*             66
    $   0.00       $  (2.33)     $  18.22        10.01%      $    192        1.25%         (0.02)%          221%
        0.00           0.00         19.10         0.58            126        1.25*          0.21*           192
    $   0.00       $   0.00      $  11.59        15.90%      $    869        1.11%*         0.30%*           13%
    $   0.00       $  (1.95)     $  15.29        12.00%      $    118        1.10%          1.61%           101%
        0.00          (0.05)        15.64        (1.85)            98        1.10*          1.23*            77

[Back Cover Page]

PIMCO FUNDS:  Multi-Manager Series

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-87-PIMCO, or by writing to:

     PIMCO Funds Distributors LLC
     2187 Atlantic Street
     Stamford, Connecticut 06902

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.



[LOGO]

File no. 811-6161

[Front Cover]

PIMCO Funds Prospectus



Asset Allocation  ACTIVELY MANAGED PORTFOLIOS OF SELECT PIMCO FUNDS
Series

November 1, 1999

Institutional and Administrative
Share Classes

This Prospectus describes three actively managed mutual fund portfolios offered by PIMCO Funds: Multi-Manager Series. Each Portfolio invests in a diversified portfolio of other PIMCO Funds. In addition to broad diversification, each Portfolio provides access to the extensive asset allocation and investment management capabilities of PIMCO Advisors L.P. and its affiliates.


90/10 Portfolio
Seeks long-term capital appreciation. The Portfolio normally invests approximately 90% of its assets in PIMCO Stock Funds and 10% in PIMCO Bond Funds.

60/40 Portfolio
Seeks long-term capital appreciation and current income. The Portfolio normally invests approximately 60% of its assets in PIMCO Stock Funds and 40% in PIMCO Bond Funds.

30/70 Portfolio
Seeks current income, with long-term capital appreciation as a secondary objective. The Portfolio normally invests approximately 30% of its assets in PIMCO Stock Funds and 70% in PIMCO Bond Funds.


Investors may call the Trust at 1-800-927-4648 to find out more about the Portfolios and other funds in the PIMCO Funds family, and may also visit our website at www.pimcofunds.com.

The Prospectus explains what you should know about the Portfolios before investing. Please read it carefully.

Neither the U.S. Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Summary Information........................................................................    3

     Investment Objectives and Summary of Principal Investment Strategies..................    3

     A Note on Performance Information.....................................................    4

     Summary of Principal Risks............................................................    5

     Your Expenses.........................................................................    7

Investment Objectives and Principal Investment Strategies..................................    9

Underlying Funds...........................................................................   14

Additional Information About Principal Risks...............................................   19

Other Risk Information.....................................................................   26

Management of the Portfolios...............................................................   27

Investment Options (Institutional Class and Administrative Class Shares)...................   31

Purchases, Redemptions and Exchanges.......................................................   32

How Portfolio Shares Are Priced............................................................   37

Portfolio Distributions....................................................................   38

Tax Consequences...........................................................................   38

Financial Highlights.......................................................................   40


                              Summary Information

     This summary section identifies each Portfolio's investment objective, principal investments and strategies, and principal risks. A more detailed description of the Portfolios and their investment strategies and related risks is provided later in the Prospectus under "Investment Objectives and Principal Investment Strategies," "Underlying Funds" and "Additional Information About Principal Risks."

Investment Objectives and Summary of Principal Investment Strategies

     The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. As shown in the chart below, each Portfolio has a distinct investment objective which it seeks to achieve by investing according to specified equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family. The PIMCO Funds in which the Portfolios invest are called Underlying Funds in this Prospectus.

     Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds. The Portfolios are named according to their equity/fixed income allocation targets. For instance, the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds and 10% of its assets in Underlying Bond Funds.

                     Investment Objective                        Allocation Strategy
---------------------------------------------------------------------------------------------------------------------------------
90/10 PORTFOLIO      Seeks long-term capital appreciation        Under normal conditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10%
                                                                 among Underlying Bond Funds, with a typical allocation range of
                                                                 80% - 100% in equity and 0% - 20% in fixed income (including money market).
---------------------------------------------------------------------------------------------------------------------------------
60/40 PORTFOLIO      Seeks long-term capital appreciation        Under normal conditions, approximately 60% of the Portfolio's
                     and current income                          assets will be allocated among Underlying Stock Funds and 40%
                                                                 among Underlying Bond Funds, with a typical allocation range of
                                                                 50% - 70% in equity and 30% - 50% in fixed income (including money market).
---------------------------------------------------------------------------------------------------------------------------------
30/70 PORTFOLIO      Seeks current income, with long-term        Under normal conditions, approximately 30% of the Portfolio's
                     capital appreciation as a secondary         assets will be allocated among Underlying Stock Funds and 70%
                     objective                                   among Underlying Bond Funds, with a typical allocation range of
                                                                 25% - 35% in equity and 65% - 75% in fixed income (including money market).

     Each Portfolio normally invests all of its assets in Underlying Funds. A Portfolio may invest in any or all of the Underlying Funds, but will normally invest in only a portion of the Underlying Funds at any particular time. It would not be unusual for a Portfolio to invest more than 25% of its assets in a single Underlying Fund. The Portfolios have the authority to change their equity and fixed income allocation targets and ranges and the available universe of Underlying Funds without shareholder approval.

     In response to unfavorable market and other conditions, each Portfolio may temporarily invest up to 100% of its assets in PIMCO Money Market Fund (and thereby deviate from its asset allocation range) for defensive purposes. Each Portfolio may also borrow money for temporary or emergency purposes. These practices would be inconsistent with the Portfolio's investment objective and principal strategies.

     Asset Allocation Strategies. PIMCO Advisors L.P. serves as the investment adviser to the Portfolios. PIMCO Advisors' Asset Allocation Committee determines how the Portfolios allocate and reallocate their assets among the Underlying Funds.

     The Asset Allocation Committee uses both quantitative and qualitative processes to develop allocation strategies for the Portfolios. The strategies focus on broad diversification among major asset classes and sub-classes held by the Underlying Funds, including those categorized by region, investment style, market capitalization, sector, credit quality and duration. The Committee analyzes economic and market data and also collects and synthesizes multiple proprietary models maintained by the portfolio managers of the Underlying Funds. The Committee uses this information to identify the Underlying Funds it expects will provide consistent, quality performance in the various asset classes and sub-classes and to identify and implement modest, value-added tactical shifts for the Portfolios.

     The cost of investing in a Portfolio will generally be higher than the cost of investing in mutual funds that do not invest primarily in other mutual funds. By investing in the Portfolios, you will indirectly bear fees and expenses charged at the Underlying Fund level in addition to the Portfolio's direct fees and expenses.

A Note on Performance Information

There is no calendar year performance information shown in this Prospectus for the Portfolios because they have not been in operation for a full calendar year. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

Summary of Principal Risks

     A Portfolio's return and net asset value will go up and down, and it is possible to lose money on investments in the Portfolios. Also, an investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. This section summarizes the principal risks of investing in the Portfolios and provides a risk/return comparison of the Portfolios to help you make your investment decision.

     Principal Risks
     ---------------

     The principal risks of investing in the Portfolios are summarized below. A fuller discussion of these and other risks is provided later in the Prospectus under "Additional Information About Principal Risks" and "Other Risk Information."

     . Underlying Fund Risks. The value of your investment in a Portfolio is directly related to the investment performance of the Underlying Funds in which it invests and the value of your Portfolio shares will go down if there is a decline in the aggregate share value of these Underlying Funds. The performance of the Underlying Funds, in turn, depends upon the performance of the securities and other instruments in which these Funds invest. Therefore, the principal risks of investing in a Portfolio are closely related to the principal risks associated with the Underlying Funds and their investments.

     Each Portfolio invests all of its assets in a combination of Underlying Stock Funds and Underlying Bond Funds in accordance with the Portfolio's equity/fixed income allocation targets and ranges. Because a Portfolio's allocation among the Underlying Funds will vary from time to time, each Portfolio may be subject to principal risks associated with any or all of the Underlying Funds at different times and to different degrees.

     The principal risks associated with the Underlying Stock Funds include the risk that the equity securities in a Fund's portfolio will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. They also include special risks associated with securities of companies with smaller market capitalizations, "value" securities (issued by companies that are thought to be undervalued by the market) or "growth" securities (issued by companies that are expected to experience relatively rapid earnings growth).

     The principal risks associated with the Underlying Bond Funds include the risk that interest rates will rise or fall in ways not anticipated by the Fund's portfolio manager. For instance, if interest rates were to rise, the values of fixed-income securities held by a Fund would typically fall. They also include the risk that the issuer of a fixed income security will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. This credit risk is particularly acute for Underlying Funds which invest in fixed income securities rated below investment grade (commonly referred to as "high yield" securities or "junk" bonds), which are considered to be speculative by traditional investment standards.

     There are additional principal risks that are common to some or all of the Underlying Funds, including those associated with investments in foreign and emerging market securities and foreign currencies, investments in illiquid securities, the use of various derivative instruments (such as futures contracts, options and swap agreements) and the use of leverage. For additional information about the principal risks associated with the Portfolios and the Underlying Funds, please see "Additional Information About Principal Risks" and "Underlying Funds" in this Prospectus.

     . Management/Allocation Risk. A Portfolio's investment performance also depends upon how its assets are allocated and reallocated among specific Underlying Funds according to the Portfolio's equity/fixed income allocation targets and ranges. PIMCO Advisors' Asset Allocation Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Portfolios, but there is no guarantee that the Committee's allocation techniques will produce the desired results. It is possible that the Committee will focus on Underlying Funds that underperform other available Funds under various market conditions.

       Risk/Return Comparison
       ----------------------

     You should choose among the Portfolios based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally, over the long term, the total return of a portfolio that invests primarily in equity securities has historically been greater than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to greater market risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the following chart gives some indication of the comparative risk/return potential of the Portfolios according to their equity/fixed income allocation targets. Note that these assumptions may not be correct in future market conditions and the chart may not give an accurate picture of the comparative risk/return of the Portfolios.


  ------------------------------------------------------------------------------
    Higher Risk and Price Volatility / Higher Long-Term Capital Appreciation
                      Potential / Lower Income Potential

     90/10 PORTFOLIO might be suitable if you have a relatively long time horizon, seek capital appreciation potential and have a fairly high tolerance for risk and volatility.

     60/40 PORTFOLIO might be suitable if you have a shorter time horizon, seek a balance of income and capital appreciation and have less tolerance for risk and volatility.

     30/70 PORTFOLIO might be suitable if you seek a higher level of current income combined with some potential for capital appreciation and have a lower tolerance for risk and volatility.

    Lower Risk and Price Volatility / Lower Long-Term Capital Appreciation
                      Potential / Higher Income Potential
  -----------------------------------------------------------------------------

While each Portfolio provides a relatively high level of diversification in comparison to most mutual funds, a single Portfolio may not be suitable as a complete investment program.

Your Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Institutional or Administrative Class shares of the Portfolios.

     You should bear in mind that shareholders of each Portfolio bear indirectly the expenses of the Underlying Funds in which the Portfolio invests. The Portfolios invest only in Institutional Class shares of the Underlying Funds and do not pay any sales charges or 12b-1 fees in connection with their investments in the Underlying Funds. The Portfolios do, however, indirectly bear their proportionate share of the fees and expenses (including advisory and administrative fees) paid by Institutional Class shareholders of the Underlying Funds. Because the Underlying Funds have different fee and expense levels and each Portfolio will have different investment allocations among the Underlying Funds at different times, the cost to a Portfolio of investing in the Underlying Funds will vary over time. Therefore, your expenses of investing in a Portfolio will also vary.

Shareholder Fees (fees paid directly from your investment --
such as sales charges (loads), redemption fees or exchange fees):         None

     Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                                      Example: Assuming you
                                                                                                      either redeem or do not
                                                                                                      redeem your shares at
                                                                                      Total           the end of each period./(3)/
                                                                                      Annual
                             Admini-        Distribution        Underlying            Portfolio       Year
Institutional   Advisory     strative       and/or Service      Fund                  Operating       1      3      5      10
Class Shares     Fees        Fees /(1)/     (12b-1) Fees        Expenses /(2)/        Expenses /(1)/
------------------------------------------------------------------------------------------------------------------------------------
90/10 Portfolio  None       0.15%            None                0.76%                 0.91%           $93   $290   $504   $1,120
------------------------------------------------------------------------------------------------------------------------------------
60/40 Portfolio  None       0.15             None                0.65                  0.80             82    255    444      990
------------------------------------------------------------------------------------------------------------------------------------
30/70 Portfolio  None       0.15             None                0.55                  0.70             72    224    390      871
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Example: Assuming you
                                                                                                      either redeem or do not
                                                                                                      redeem your shares at
                                                                                      Total           the end of each period./(3)/
                                                                                      Annual
                            Admini-        Distribution        Underlying            Portfolio       Year
Administrative   Advisory   strative       and/or Service      Fund                  Operating       1      3      5      10
Class Shares      Fees      Fees /(1)/     (12b-1) Fees        Expenses /(2)/        Expenses /(1)/
------------------------------------------------------------------------------------------------------------------------------------
90/10 Portfolio  None       0.15%           0.25%               0.76%                 1.16%            $118  $368   $638   $1,409
------------------------------------------------------------------------------------------------------------------------------------
60/40 Portfolio  None       0.15            0.25%               0.67                  1.05              107   334    579    1,283
------------------------------------------------------------------------------------------------------------------------------------
30/70 Portfolio  None       0.15            0.25%               0.55                  0.95              97    303    525    1,166
------------------------------------------------------------------------------------------------------------------------------------


1. The Administrative Fee for each Portfolio shown in the table does not reflect a fee waiver of 0.05% currently in effect. Reflecting the fee waiver, the actual Administrative Fees for each Portfolio are estimated to be 0.10%, and Total Annual Portfolio Operating Expenses are expected to be as follows: Institutional Class shares -- 90/10 Portfolio: .86%; 60/40 Portfolio: .75%; and 30/70
Portfolio: .65%; and Administrative Class Shares -- 90/10 Portfolio: 1.11%; 60/40 Portfolio: 1.00%; and 30/70 Portfolio: .90%.

2. Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for each Portfolio are estimated based upon a recent allocation of each Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of Institutional Class shares of each Underlying Fund. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios - Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth above are based on estimates of the Underlying Fund Expenses each Portfolio will incur. Actual Underlying Fund Expenses for each Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

3. The Examples do not reflect a fee waiver of 0.05% currently in effect. Reflecting the fee waiver, the Examples for 1, 3, 5 and 10 years, respectively, are as follows: Institutional Class shares--90/10 Portfolio: $88, $274, $477 and $1,061; 60/40 Portfolio: $77, $240, $417 and $930; and 30/70 Portfolio: $66,
$208, $362 and $810; and Administrative Class shares---90/10 Portfolio: $113, $353, $612 and $1,352; 60/40 Portfolio: $102, $318, $552 and $1,225; and 30/70
Portfolio: $92, $287, $498 and $1,108.

                      Investment Objectives and Principal
                             Investment Strategies

     The investment objective and principal investment strategies of each Portfolio are described below. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio will also vary.

     The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing according to specified equity and fixed income targets and ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates.

Portfolio Descriptions

     90/10 Portfolio seeks long-term capital appreciation. Under normal conditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10% among Underlying Bond Funds.

     60/40 Portfolio seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% of the Portfolio's assets will be allocated among Underlying Stock Funds and 40% among Underlying Bond Funds.

     30/70 Portfolio seeks current income. Long-term capital appreciation is a secondary objective. Under normal conditions, approximately 30% of the Portfolio's assets will be allocated among Underlying Stock Funds and 70% among Underlying Bond Funds.

     Unless otherwise noted, each Portfolio's investment objective and its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval.

     PIMCO Advisors serves as the investment adviser to the Portfolios and determines how each Portfolio's assets are allocated among the Underlying Funds. Each Portfolio invests in particular Underlying Funds (which may differ from time to time) based on various criteria observed by PIMCO Advisors. Among other things, PIMCO Advisors analyses the various investment objectives, policies and strategies of the Underlying Funds to determine which Funds, in combination with others, are appropriate in light of the Portfolio's investment objective. PIMCO Advisors then makes allocation decisions among these Underlying Funds in an attempt to achieve the Portfolio's objective. The table below illustrates the equity and fixed income allocation targets and typical ranges for each Portfolio under normal market conditions.

Equity and Fixed Income Ranges
(as a percentage of each Portfolio's average net assets)

PIMCO FUNDS                                                            TARGET                     TYPICAL
Asset Allocation Series                                              Allocation              Allocation Range*
-----------------------------------------------------------------------------------------------------------------------------------
90/10 Portfolio
      Equity                                                           90%                        80% - 100%
      Fixed Income (including money market**)                          10%                         0% - 20%
-----------------------------------------------------------------------------------------------------------------------------------
60/40 PORTFOLIO
      Equity                                                           60%                        50% - 70%
      Fixed Income (including money market**)                          40%                        30% - 50%
-----------------------------------------------------------------------------------------------------------------------------------
30/70 PORTFOLIO
     Equity                                                            30%                        25% - 35%
     Fixed Income (including money market**)                           70%                        65% - 75%


* Each Portfolio may temporarily deviate from its asset allocation range for defensive purposes.

** Each Portfolio may hold a portion of its assets in PIMCO Money Market Fund, in part, so that it can readily sell the securities and have cash available to pay portfolio expenses.

     Each Portfolio invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that a Portfolio will invest in only some of the Underlying Funds at any particular time. A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. Please see "Underlying Funds" and "Additional Information About Principal Risks" below for a description of the Underlying Funds and their attendant risks. The particular Underlying Funds in which each Portfolio may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of each Portfolio's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Portfolio's shareholders. Each Portfolio is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information.

Overview of Asset Allocation

PIMCO Advisors' Asset Allocation Committee determines how the Portfolios' assets are allocated and reallocated from time to time among the Underlying Funds. The individuals who constitute the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios are William D. Cvengros, Timothy R. Clark, Robert S. Venable and David Young. Please see "Management of the Portfolios" for a description of PIMCO Advisors and the individuals on the Asset Allocation Committee.

     PIMCO Advisors' approach to asset allocation encompasses both quantitative and qualitative processes designed to allocate the Portfolios' assets among multiple Underlying Funds and achieve broadly diversified Portfolios. The Asset Allocation Committee meets regularly to analyze various economic and market data. The Committee also collects and synthesizes multiple proprietary models maintained by sub-advisers of the Underlying Funds. These models are quantitatively compiled by the Committee to provide a framework for developing PIMCO Advisors' allocation strategies with respect to the major asset classes and sub-classes held by the Underlying Funds.

     The resulting framework assists the Asset Allocation Committee in the following ways:

     . It identifies the desired tactical allocation ranges for the Portfolios around long-term strategic broad asset class and sub-class targets.

     . It identifies individual Funds among the Underlying Funds that are expected to provide consistent, quality performance in the various asset classes and sub-classes identified for the Portfolios.

     . It is used by the Committee in its on-going evaluation of the equity and fixed income markets in an attempt to identify and implement value-added tactical shifts for the Portfolios. These tactical shifts and resulting reallocations of Portfolio assets are not expected to be large or frequent in nature, and should result in modest levels of portfolio turnover for the Portfolios.

     Through asset allocation, PIMCO Advisors can combine the equity and fixed income investment styles set forth below in providing broadly diversified Portfolios.

Equity Portion of the Portfolios

The equity portion of each Portfolio will be allocated among a number of Underlying Stock Funds which provide a broad range of equity-based investment objectives and strategies. By allocating assets among these Funds, the equity portions of the Portfolios can be diversified in multiple ways, including the following:

By Region
     .  U.S. Equities
     .  International Developed Markets Equities
     .  International Emerging Markets Equities

By Investment Style
     .  Blend (Broad Market)
     .  Value
     .  Growth

By Size
     .  Large-Cap
     .  Mid-Cap
     .  Small-Cap

     For a description of the Underlying Stock Funds and their investment objectives and strategies, please see "Underlying Funds."

Fixed Income Portion of the Portfolios

The fixed income portion of each Portfolio will be allocated among a number of Underlying Bond Funds which provide a broad range of fixed income-based investment objectives and strategies. By allocating assets among these Funds, the fixed income portions of the Portfolios can be diversified in multiple ways, including the following:

By Region
     .  U.S. Fixed Income
     .  Foreign Fixed Income

By Sector/investment Specialty
     .  Governments
     .  Mortgages
     .  Corporate
     .  Inflation Indexed

By Credit Quality
     .  Investment Grade/Money Market
     .  Medium Grade
     .  High Yield

By Duration
     .  Long-Term
     .  Intermediate-Term
     .  Short-Term

     For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds."


Changes in Investment Objectives and Policies

The investment objective and the allocation targets and ranges of each Portfolio described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in a Portfolio's investment objective or allocation target or range, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial positions and needs.

Portfolio Turnover

A change in the securities held by a Portfolio is known as "portfolio turnover." Because PIMCO Advisors does not expect to reallocate the Portfolios' assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios' indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying Funds which result in realization of taxable capital gains.

                                UNDERLYING FUNDS

Each Portfolio invests all of its assets in Underlying Funds. Accordingly, each Portfolio's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to meet their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for The Underlying Funds

PIMCO Advisors serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company ("Pacific Investment Management"), is the sole investment adviser to PIMCO StocksPLUS Fund. The PIMCO Equity Advisors division of PIMCO Advisors manages the investments of several of the Underlying Stock Funds. PIMCO Advisors retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Columbus Circle Investors, Cadence Capital Management, NFJ Investment Group and Parametric Portfolio Associates, each of which is an affiliate of PIMCO Advisors, and Blairlogie Capital Management, which is not an affiliate. Pacific Investment Management is the sole investment adviser to each Underlying Bond Fund. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Underlying Stock Funds

The following provides a concise description of the investment objective and main investments of each Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

                     PIMCO
                     Fund Name                Investment Objective                        Main Investments
-----------------------------------------------------------------------------------------------------------------------------------
Growth Stock Funds   Growth                   Long-term growth of capital; income is      Common stocks of companies with market
                                              incidental                                  capitalizations of at least $5 billion
                     --------------------------------------------------------------------------------------------------------------
                     Target                   Capital appreciation; no consideration      Common stocks of companies with market
                                              given to income                             capitalizations between $1 billion and $10
                                                                                          billion
                     --------------------------------------------------------------------------------------------------------------
                     Opportunity              Capital appreciation; no consideration      Common stocks of companies with market
                                              given to income                             capitalizations of less than $2 billion
-----------------------------------------------------------------------------------------------------------------------------------
Blend Stock Funds    Capital Appreciation     Growth of capital                           Common stocks of companies with market
                                                                                          capitalizations of at least $1 billion
                                                                                          that have improving fundamentals and whose
                                                                                          stock is reasonably valued by the market
                     --------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     Mid-Cap Growth           Growth of capital                           Common stocks of companies with market
                                                                                          capitalizations of more than $500 million
                                                                                          (excluding the largest 200 companies) that
                                                                                          have improving fundamentals and whose
                                                                                          stock is reasonably valued by the market
                     --------------------------------------------------------------------------------------------------------------
                     Small-Cap Growth         Growth of capital                           Common stocks of companies with market
                                                                                          capitalizations of $50 million to $l
                                                                                          billion that have improving fundamentals
                                                                                          and whose stock is reasonably valued by
                                                                                          the market
                     --------------------------------------------------------------------------------------------------------------
                     Micro-Cap Growth         Long-term growth of capital                 Common stocks of companies with market
                                                                                          capitalizations of less than $100 million
                                                                                          that have improving fundamentals and whose
                                                                                          stock is reasonably valued by the market
-----------------------------------------------------------------------------------------------------------------------------------
Value Stock Funds    Equity Income            Current income as a primary objective;      Common stocks of companies with market
                                              long-term growth of capital as a            capitalizations of more than $2 billion
                                              secondary objective                         that have below-average price to
                                                                                          earnings ratios and higher dividend yields
                                                                                          relative to their industry groups
                     --------------------------------------------------------------------------------------------------------------
                     Renaissance              Long-term growth of capital and income      Common stocks having below-average
                                                                                          valuations where the company's business
                                                                                          fundamentals are improving
                     --------------------------------------------------------------------------------------------------------------
                     Value                    Long-term growth of capital and income      Common stocks of companies with market
                                                                                          capitalizations of more than $2 billion
                                                                                          that are undervalued relative to their
                                                                                          industry groups
                     --------------------------------------------------------------------------------------------------------------
                     Value 25                 Long-term growth of capital and income      Approximately 25 common stocks of
                                                                                          companies with market capitalizations
                                                                                          between $1 billion and $5 billion and
                                                                                          below-average price to earnings ratios
                                                                                          relative to their industry groups
                     --------------------------------------------------------------------------------------------------------------
                     Small-Cap Value          Long-term growth of capital and income      Common stocks of companies with market
                                                                                          capitalizations between $100 million and
                                                                                          $l billion and below-average price to
                                                                                          earnings ratios relative to their industry
                                                                                          groups
-----------------------------------------------------------------------------------------------------------------------------------
Enhanced Index       Tax-Efficient Equity     Maximum after-tax growth of capital         A broadly diversified portfolio of at
Stock Funds                                                                               least 250 common stocks of companies
                                                                                          represented in the S&P 500 Index/(1)/
                     --------------------------------------------------------------------------------------------------------------
                     Enhanced Equity          A total return which equals or exceeds      Common stocks represented in the S&P 500
                                              the total return performance of an index    Index
                                              (currently the S&P 500 Index) representing
                                              the performance of a reasonably broad
                                              spectrum of common stocks that are publicly
                                              traded in the U.S.
                      --------------------------------------------------------------------------------------------------------------
                     StocksPLUS               Total return which exceeds that of the      S&P 500 Index derivatives backed by a
                                              S&P 500 Index                               portfolio of short-term fixed income
                                                                                          securities
-----------------------------------------------------------------------------------------------------------------------------------
International        International            Capital appreciation through investment     Common stocks of foreign (non-U.S.)
Stock Funds                                   in an international portfolio; income is    issuers (developed and emerging markets)
                                              incidental
                     --------------------------------------------------------------------------------------------------------------
                     International Growth     Long-term capital appreciation              An international portfolio of equity and
                                                                                          equity-related securities
                     --------------------------------------------------------------------------------------------------------------
                     Structured Emerging      Long-term growth of capital                 Common stocks of companies located in
                     Markets                                                              emerging market countries
                     --------------------------------------------------------------------------------------------------------------
                     Tax-Efficient            Same as the Structured Emerging Markets     Common stocks of companies located in
                     Structured Emerging      Fund, except that the Fund seeks to         emerging market countries
                     Markets                  achieve superior after-tax returns by
                                              employing a variety of tax-efficient
                                              management strategies
-----------------------------------------------------------------------------------------------------------------------------------
SECTOR-RELATED       Innovation               Capital appreciation; no consideration      Common stocks of technology-related
STOCK FUNDS                                   given to income                             companies

1.  The Standard & Poor's 500 Composite Stock Price Index.

Underlying Bond Funds

     The following provides a concise description of the investment objective, main investments and other information relating to each Underlying Bond Fund. For a complete description of the Funds, please see the Underlying Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-426-0107.

                PIMCO
                Fund Name         Investment Objective            Main Investments           Duration           Credit Quality (1)
-----------------------------------------------------------------------------------------------------------------------------------
Short           Money Market      Maximum current income,         Money market instruments   less than or       Min 95% Aaa or
Duration                          consistent with preservation                               equal to 90 days   Prime 1; less than
Bond Funds                        of capital and daily                                       dollar-weighted    or equal to 5% Aa
                                  liquidity                                                  average maturity   or Prime 2
                -------------------------------------------------------------------------------------------------------------------

                Short-Term        Maximum current income,         Money market instruments   0-1 yr             B to Aaa; max 10%
                                  consistent with preservation    and short maturity fixed                      below Baa
                                  of capital and daily            income securities
                                  liquidity
                -------------------------------------------------------------------------------------------------------------------

                Low Duration      Maximum total return,           Short and intermediate     1-3 yrs            B to Aaa; max 10%
                                  consistent with preservation    maturity fixed income                         below Baa
                                  of capital and prudent          securities
                                  investment management
-----------------------------------------------------------------------------------------------------------------------------------

Intermediate    Moderate          Maximum total return,           Short and intermediate     2-5 yrs            B to Aaa; max 10%
Duration Bond   Duration          consistent with preservation    maturity fixed income                         below Baa
Fund                              of capital and prudent          securities
                                  investment management
                -------------------------------------------------------------------------------------------------------------------

                Total Return      Maximum total return,           Intermediate maturity      3-6 yrs            B to Aaa; max 10%
                                  consistent with preservation    fixed income securities                       below Baa
                                  of capital and prudent
                                  investment management
                -------------------------------------------------------------------------------------------------------------------

                Total Return II   Same as Total Return Fund       Same as Total Return Fund, 3-6 yrs            Baa to Aaa
                                                                  except quality and foreign
                                                                  issuer restrictions
-----------------------------------------------------------------------------------------------------------------------------------

Long            Long-Term U.S.    Maximum total return,           Long-term maturity fixed   greater than or    A to Aaa
Duration        Government        consistent with preservation    income securities          equal to 8 yrs
Bond Funds                        of capital and prudent
                                  investment management
----------------------------------------------------------------------------------------------------------------------------------

International   Global Bond       Maximum total return,           Intermediate maturity U.S. 3-7 yrs            B to Aaa; max 10%
Bond Funds                        consistent with preservation    and foreign fixed income                      below Baa
                                  of capital and prudent          securities
                                  investment management
                -------------------------------------------------------------------------------------------------------------------

                Foreign Bond      Maximum total return,           Intermediate maturity      3-7 yrs            B to Aaa; max 10%
                                  consistent with preservation    hedged foreign fixed                          below Baa
                                  of capital and prudent          income securities
                                  investment management
                -------------------------------------------------------------------------------------------------------------------

                Emerging Markets  Maximum total return,           Emerging market fixed      0-8 yrs            B to Aaa
                Bond              consistent with preservation    income securities
                                  of capital and prudent
                                  investment management
                -------------------------------------------------------------------------------------------------------------------



                Foreign (2)
------------------------------------------
Short               0%
Duration
Bond Funds
------------------------------------------

                  0-5%
------------------------------------------

                 0-20%
------------------------------------------

Intermediate     0-20%
Duration Bond
Fund
------------------------------------------

                 0-20%

------------------------------------------

                    0%
------------------------------------------

Long                0%
Duration
Bond Funds
------------------------------------------

International   25-75%
Bond Funds
------------------------------------------

          greater than or
          equal to 85%
------------------------------------------

          greater than or
          equal to 80%

-----------------------------------------------------------------------------------------------------------------------------------
High Yield     High Yield          Maximum current income,             Higher yielding fixed income    2-6 yrs   B to Aaa       0%
Bond Funds                         consistent with preservation of     securities                                min 65%
                                   capital and prudent investment                                                below Baa
                                   management
-----------------------------------------------------------------------------------------------------------------------------------
Inflation-     Real Return         Maximum real return, consistent     Inflation-indexed fixed income  N/A       B to Aaa    0-35%
Indexed Bond   Bond                with preservation of capital and    securities                                max 10%
Funds                              prudent investment management                                                 below Baa

1. As rated by Moody's Investors Service, Inc., or if unrated, determined by Pacific Investment Management to be of comparable quality.

2. Percentage limitations relate to foreign currency-denominated securities for all Underlying Bond Funds except PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds. Percentage limitations for these three Funds relate to securities of foreign issuers, denominated in any currency. Each Underlying Bond Fund (except PIMCO Total Return II and Long-Term U.S. Government Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers.

     Each Underlying Bond Fund will normally invest at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Most of the Underlying Bond Funds may (but are not required to) make substantial use of derivative instruments or use a series of purchase and sale contracts or other investment techniques to obtain market exposure to the securities in which they primarily invest.

Certain Other Miscellaneous Investment Practices of the Underlying Funds

     In addition to purchasing the securities listed above under "Primary Investments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Additional Underlying Funds

In addition to the Funds listed above, a Portfolio may invest in additional Underlying Funds that may become available for investment in the future at the discretion of PIMCO Advisors and without shareholder approval.

                  Additional Information About Principal Risks

     The Portfolios have different investment objectives and policies and degrees of potential investment risk and reward depending upon their allocation strategies. You should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

     As noted in the Summary Information section above, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives and each Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with a particular Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Underlying Fund. There can be no assurance that the investment objectives of any of the Portfolios or the Underlying Funds will be achieved.

     A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

     The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in a Portfolio. The summary is not intended to be exhaustive. For a more complete description of these risks, please refer to the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

     . Market Risk. The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

     . Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. The price volatility of equity securities is generally more pronounced than the volatility of fixed income securities in response to matters relating to a particular issuer, although the values of fixed income securities can decline dramatically in response to certain types of issuer risks, such as those described under "Credit Risk" below.

     . Value Securities Risk. Each Underlying Stock Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the Fund's portfolio manager believes are selling at a price lower than their true value. PIMCO Equity Income, Renaissance, Value, Value 25 and Small-Cap Value Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

     . Growth Securities Risk. Each Underlying Stock Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. PIMCO Growth, Target, Opportunity, International Growth and Innovation Funds place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

     . Smaller Company Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. PIMCO Opportunity, Small-Cap Growth, Micro-Cap Growth and Small-Cap Value Funds generally have the greatest exposure to this risk. PIMCO Target, Mid-Cap Growth and Value 25 Funds also have substantial exposure to this risk because they invest mainly in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

     . Interest Rate Risk. Each of the Underlying Bond Funds is particularly sensitive to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. Changes in the market values of fixed income securities (i.e., capital appreciation or depreciation) are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of falling interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

     "Duration" is one measure of the expected life of a fixed income security. When interest rates are falling, a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. When interest rates are rising, a portfolio with a shorter duration will generally outperform a longer duration portfolio. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). Accordingly, longer duration portfolios generally have a greater potential for total return than shorter duration portfolios, but are also subject to greater levels of interest rate risk and price volatility. Therefore, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) are generally subject to higher levels of market risk than Funds with shorter durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

     Certain types of securities in which the Underlying Funds may invest are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity). Please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund prospectuses for a description of these and other fixed income securities that are particularly sensitive to market risk.

     . Credit Risk. All of the Underlying Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

     The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

     Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Credit risk is particularly acute for Underlying Funds which invest in so-called "high-yield" securities or "junk" bonds, which are fixed income securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), or are determined to be of comparable quality to securities so rated. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities.
While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Accordingly, Underlying Bond Funds which invest a significant portion of their assets in high yield securities (e.g., PIMCO High Yield and Emerging Markets Bond Funds) are subject to substantial credit risk, while Funds that invest in higher quality securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds) are subject to less credit risk.

     . Foreign Investment Risk. Many Underlying Funds (in particular, PIMCO International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Global Bond, Foreign Bond and Emerging Markets Bond Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. companies. Investing in foreign securities involves special risks not typically associated with investing in U.S. securities. These risks include: relatively small securities markets in many foreign countries, with a limited number of securities representing a small number of issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields, and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. In the event of nationalization, expropriation or other confiscation, an Underlying Fund could lose its entire investment in foreign securities. Adverse conditions in certain regions such as Southeast Asia can also adversely affect securities of other countries whose economies appear to be unrelated.

     Certain Underlying Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

     Emerging Market Securities. Certain Underlying Funds (in particular, PIMCO Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Emerging Markets Bond Funds) may invest in the securities of issuers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; risks of companies that may be newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     . Currency Risk. Underlying Funds that invest in fixed income securities denominated in foreign currencies or in foreign currencies and related derivative instruments (in particular, PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds) and Underlying Funds that invest in equity securities that trade in, and receive revenues in, foreign currencies (in particular, PIMCO International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds) are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. For a more complete discussion of currency risk (including those associated with the euro), please see "Investment Objectives and Policies - Foreign Currencies" in the Statement of Additional Information.

     . Derivatives Risk. Many of the Underlying Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. These include options contracts, futures contracts, options on futures contracts and swap agreements. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. An Underlying Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund may not employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

     A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

     Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

     Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Leverage Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

     Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

     Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying

Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. In addition, an Underlying Fund's use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

     . Liquidity Risk. Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     . Leveraging Risk. When an Underlying Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Underlying Fund's portfolio securities. Many of the Underlying Funds may take on leveraging risk by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities or through the use of when-issued, delayed-delivery or forward commitment transactions. Certain Underlying Funds may also take on leveraging risk by using derivatives. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

     . Management Risk. Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, Pacific Investment Management and the sub-advisers that manage investments of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

     . A Note on PIMCO Stocksplus Fund. While the investment objective of PIMCO StocksPLUS Fund is to achieve a total return which exceeds the total return performance of the S&P

500 Index, it does so by investing substantially all of its assets in a combination of equity-based derivative instruments and a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include the risks of derivatives and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.


                            Other Risk Information

Potential Conflicts of Interest

PIMCO Advisors has broad discretion to allocate and reallocate the Portfolios' assets among the Underlying Funds consistent with the Portfolios' investment objectives and policies and asset allocation ranges. Although PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Portfolios invest. In this regard, PIMCO Advisors has a financial incentive to invest a Portfolio's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Portfolio's investment program. PIMCO Advisors is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolios. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

Year 2000 Readiness Disclosure

Many of the services provided to the Portfolios and the Underlying Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, this could have an adverse impact on the operations of the Portfolios or the Underlying Funds and services provided to shareholders. PIMCO Advisors, Pacific Investment Management, the sub-advisers to the Underlying Funds, the Trust's distributor, shareholder servicing and transfer agent and custodian, and certain other service providers to the Portfolios and the Underlying Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the operations of the Portfolios and the Underlying Funds and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Underlying Funds or on domestic or global equity or fixed income markets or economies, generally.

                         Management of the Portfolios

The business affairs of the Portfolios are managed under the direction of the Trust's Board of Trustees. Information about the Trustees and the Trust's executive officers is included in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser and Administrator

     PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolios. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.

     PIMCO Advisors is located at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 1999, PIMCO Advisors and its subsidiary partnerships had more than $248.7 billion in assets under management.

     . Asset Allocation Committee.   PIMCO Advisors' Asset Allocation Committee
is responsible for determining how the Portfolios' assets are allocated and reallocated from time to time among the Underlying Funds. The following provides information about the individuals who comprise the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios.

Asset Allocation
Committee Member            Since*      Recent Professional Experience

William D. Cvengros          1998       Chief Executive Officer, President and a
                                        Member of the Management Board of PIMCO
                                        Advisors and a Trustee of the Trust.
                                        Previously, he was President of the
                                        Trust and a Director and the Vice
                                        Chairman and Chief Investment Officer of
                                        Pacific Life Insurance Company (from
                                        January 1990 to November 1994).

Timothy R. Clark             1998       Vice President of PIMCO Advisors and a
                                        Senior Vice President of PIMCO Funds
                                        Distributors LLC. Previously, he was
                                        President of Katonah Capital Management,
                                        Inc. (from July 1995 to December 1996)
                                        and served in various capacities at
                                        Zweig Advisors Inc. (from September 1989 to July 1995).

Robert S. Venable            1998       Vice President of PIMCO Advisors.
                                        Previously, he was a Vice President and
                                        portfolio manager at Pacific Investment
                                        Management (from August 1992 to August
                                        1996).

David Young                  1998       Vice President in Account Management at
                                        Pacific Investment Management. He has
                                        served in various capacities with
                                        Pacific Investment Management and its
                                        affiliates since January 1994.
                                        Previously, he was a Vice President and
                                        portfolio manager at Analytic Investment
                                        Management, Inc. (from September 1988 to
                                        January 1994).

* Each individual has served on the Committee since the inception of each Portfolio in September 1998.

     PIMCO Advisors has retained its affiliate, Pacific Investment Management, to provide various administrative and other services required by the Portfolios in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

     . Advisory Fees. The Portfolios do not pay any fees to PIMCO Advisors under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Portfolios do, however, indirectly pay their proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management by the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

     . Administrative Fees. Institutional Class and Administrative Class shareholders of the Portfolios pay a single administrative fee to PIMCO Advisors, computed as a percentage of the Portfolio's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional Class and Administrative Class shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

     For its services as Administrator, PIMCO Advisors is entitled to receive monthly fees from each Portfolio at the annual rate of 0.15% based on the average daily net assets attributable in the aggregate to the Portfolio's Institutional Class and Administrative Class shares. In order to reduce Portfolio expenses, PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Institutional and Administrative Class shares of each Portfolio until further notice. As a result, while the waiver is in effect, each Portfolio will pay administrative fees to PIMCO Advisors at the annual rate of 0.10%, calculated in the manner specified above. The Portfolios also indirectly pay their proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management to the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

Distributor

     The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

Underlying Fund Expenses

The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.

     The Portfolios are structured to reduce expenses incurred at the Underlying Fund level as follows:

     . The Portfolios do not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement.

     . The Underlying Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

     The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on estimates for the current fiscal year). Because the Portfolios invest in Institutional Class shares of the Underlying Funds, shareholders of each Portfolio indirectly bear a proportionate share of these expenses, depending upon how the Portfolio's assets are allocated from time to time among the Underlying Funds. See "Summary Information - Your Expenses."

                                                 Annual Underlying Fund Expenses
                                                (Based on the average daily net
                                                assets attributable to a Fund's
                                                Institutional Class shares):

                                                 Advisory      Admini-          Total Fund
Underlying PIMCO Fund                            Fees          strative Fees    Operating Expenses
Growth                                           0.50%         0.25%            0.75%
Target                                           0.55          0.25             0.80
Opportunity                                      0.65          0.25             0.90
Capital Appreciation                             0.45          0.25             0.70
Mid-Cap Growth                                   0.45          0.25             0.70
Small-Cap Growth                                 1.00          0.25             1.25
Micro-Cap Growth                                 1.25          0.25             1.50
Equity Income                                    0.45          0.25             0.70
Renaissance                                      0.60          0.25             0.85
Value                                            0.45          0.25             0.70
Value 25                                         0.50          0.25             0.75
Small-Cap Value                                  0.60          0.25             0.85
Tax-Efficient Equity                             0.45          0.25             0.70
Enhanced Equity                                  0.45          0.25             0.70
StocksPLUS                                       0.40          0.25             0.65
International                                    0.55          0.50             1.05
International Growth                             0.85          0.50             1.35
Structured Emerging Markets                      0.45          0.50             0.95
Tax-Efficient Structured Emerging Markets        0.45          0.50             0.95
Innovation                                       0.65          0.25             0.90


Money Market                          0.15            0.20           0.35
Short-Term                            0.25            0.20           0.45
Low Duration                          0.25            0.18           0.43
Moderate Duration                     0.25            0.20           0.45
Total Return                          0.25            0.18           0.43
Total Return II                       0.25            0.25           0.50
Long-Term U.S. Government             0.25            0.25           0.50
Global Bond                           0.25            0.30           0.55
Foreign Bond                          0.25            0.25           0.50
Emerging Markets Bond                 0.45            0.40           0.85
High Yield                            0.25            0.25           0.50
Real Return Bond                      0.25            0.27           0.52


                              Investment Options

             (Institutional Class and Administrative Class Shares)

     The Trust offers investors Institutional Class and Administrative Class shares of the Portfolios in this Prospectus.

     The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares. Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

     . Service and Distribution Fees - Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Portfolio. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940 and is administered in accordance with that rule. However, shareholders do not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan.

     Each Plan allows the Portfolios to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

     In combination, the Plans permit a Portfolio to make total reimbursements at an annual rate of up to .25% of the Portfolio's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

     . Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Portfolios may be offered through certain brokers and intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.


                     Purchases, Redemptions and Exchanges

Purchasing Shares

     Investors may purchase Institutional Class and Administrative Class shares of the Portfolios at the relevant net asset value ("NAV") of that class without a sales charge or other fee.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Portfolios.

     Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Portfolio pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

     Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Portfolio and will not require a Portfolio to pay any type of administrative payment per participant account to any third party.

     . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Portfolio. Shares may also be offered to clients of PIMCO Advisors, including PIMCO Equity Advisors, Cadence Capital Management, NFJ Investment Group, Pacific Investment Management, Parametric Portfolio Associates, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

     The Trust and the Distributor may waive the minimum initial investment for other categories of investors in their discretion.

     The investment minimums discussed in this section and the limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

     . Timing of Purchase Orders and Share Price Calculations. A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange, on a day the Trust is open for business, will be effected at that day's NAV. An order received after the close of regular trading on the Exchange will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

     . Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-800-0952.

     Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Trust's Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Portfolio and share class, amount being wired, and wiring bank name.

     An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

     . Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Portfolios at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

     . Other Purchase Information. Purchases of a Portfolio's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

     The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

     An investor should purchase and sell shares of the Portfolios for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Portfolio shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

     Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

     . Retirement Plans. Shares of the Portfolios are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares

     . Redemptions by Mail. An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Portfolio from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

     . Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-760-4456, or by other means of wire communication. Investors should state the Portfolio and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number.

Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

     In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

     Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective.
Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

     Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

     . Other Redemption Information. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

     Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

     For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

     The Trust agrees to redeem shares of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. Except for Portfolios with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

     An investor may exchange Institutional Class or Administrative Class shares of a Portfolio for shares of the same class of any other Portfolio or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Portfolio for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series ("PIMS"), an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMS at the same address and telephone number as the Trust.

     An investor may exchange shares only with respect to Portfolios or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

     The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Portfolio and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Portfolio. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Portfolio, subsequently exchanges those shares for shares of a different Portfolio, another series of the Trust or PIMS, and then exchanges back into the originally purchased Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Portfolio) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders prior notice whenever it is reasonably able to do so.


                        How Portfolio Shares Are Priced

The Trust calculates the net asset value ("NAV") of a Portfolio's Institutional and Administrative Class shares by taking the total value of the Portfolio's assets attributable to the particular class, subtracting the Portfolio's liabilities attributable to the class, and dividing by the Portfolio's total number of shares of that class outstanding. Portfolio shares are valued as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") each day the Exchange is open.

     The assets of each Portfolio consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Portfolios' shares. The Underlying Funds generally value their portfolio securities and other investments for which market quotations are readily available at market value. Certain fixed income securities held by an Underlying Fund for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Fund's Board of Trustees, with reference to fixed income securities with more readily attainable prices and durations comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures, and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other portfolio securities and assets held by an Underlying Fund are valued at their fair value as determined in good faith by the Fund's Board of Trustees or persons acting at the Board's direction.

     Underlying Fund investments quoted in foreign currencies are translated into U.S. dollars using foreign exchange quotations provided by independent dealers. As a result, the NAV of an Underlying Fund's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. To the extent that the Underlying Funds invest in foreign securities, these securities may be listed on foreign exchanges that may be open at different times than the Exchange. As a result, to the extent that a Portfolio invests in Underlying Funds that hold foreign securities, the NAV of the Portfolio's shares may change at times when you can not buy, redeem or exchange shares.

                            Portfolio Distributions

Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Portfolio shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Administrative Class shares. The following shows when each Portfolio intends to declare and distribute income dividends to shareholders of record.

                            At Least
Portfolio                   Annually           Quarterly           Monthly
-----------------------------------------------------------------------------
90/10 Portfolio                .
-----------------------------------------------------------------------------
60/40 Portfolio                                     .
-----------------------------------------------------------------------------
30/70 Portfolio                                                        .
-----------------------------------------------------------------------------


     In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

     A Portfolio's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Portfolio at NAV unless the shareholder elects to have the distributions paid in cash. Shareholders do not pay any sales charges or other fees on shares received through the reinvestment of Portfolio dividends.

     For further information on distribution options, please contact the Trust at 1-800-927-4648.

                               Tax Consequences

     . Taxes on Portfolio distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Portfolio distributions whether they are paid in cash or reinvested in additional shares. For federal income tax purposes, Portfolio distributions will be taxable to the shareholder as either ordinary income or capital gains.

     Portfolio dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Portfolio distributions of gains are determined by how long the Portfolio owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Portfolio owned for more than 12 months will generally be taxable to shareholders as capital gains.
Distributions of gains from investments that the Portfolio owned for 12 months or less will generally be taxable as ordinary income.

     Portfolio distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Portfolio distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution.

     The Portfolios' use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation" in the Statement of Additional Information.

     . Taxes on redemptions or exchanges of shares. Any gain resulting from the sale of Portfolio shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Portfolio for shares of another series, the transaction will be treated as a sale of the Portfolio shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

     This is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders should consult their tax advisors for more information regarding the tax aspects of investing in a Portfolio, including possible state, local and foreign tax consequences.

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Institutional Class and Administrative Class shares of each Portfolio since the class of shares was first offered. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

                 Net Asset             Net Realized/     Total    Dividends  Distributions
    Year or        Value      Net        Unrealized   Income from  from Net    from Net
    Period       Beginning Investment  Gain (Loss) on Investment  Investment   Realized
     Ended       of Period   Income     Investments   Operations    Income   Capital Gains
------------------------------------------------------------------------------------------
90/10 Portfolio
 Institutional
  Class
  02/26/99-
   06/30/99       $10.91     $0.05(a)      $1.23(a)      $1.28      $ 0.00       $0.00
 Administrative
  Class
  02/26/99-
   06/30/99        10.91      0.04(a)       1.23(a)       1.27        0.00        0.00
60/40 Portfolio
 Institutional
  Class
  02/26/99-
   06/30/99       $10.55     $0.09(a)      $0.73(a)      $0.82      $(0.10)      $0.00
 Administrative
  Class
  02/26/99-
   06/30/99        10.55      0.09(a)       0.72(a)       0.81       (0.09)       0.00
30/70 Portfolio
 Institutional
  Class
  02/26/99-
   06/30/99       $10.09     $0.15(a)      $0.23(a)      $0.38      $(0.14)      $0.00
 Administrative
  Class
  02/26/99-
   06/30/99        10.09      0.14(a)       0.23(a)       0.37       (0.13)       0.00

-------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (b) The information provided under Ratio of Expenses to Average Net Assets reflects a voluntary fee waiver of 0.05% currently in effect. If this waiver was not reflected, Ratio of Expenses to Average Net Assets would be 0.15% for Institutional Class shares and 0.40% for Administrative Class shares of each Portfolio.

                                                                            Ratio of Net
                                                               Ratio of      Investment
Tax Basis                Net Asset               Net Assets   Expenses to   Income (Loss)
Return of      Total     Value End                 End of     Average Net    to Average     Portfolio
 Capital   Distributions of Period Total Return Period (000s)   Assets       Net Assets   Turnover Rate
-------------------------------------------------------------------------------------------------------
  $0.00       $ 0.00      $12.19      11.73%         $11         0.10%*(b)      1.17%*          48%
   0.00         0.00       12.18      11.64           11         0.35*(b)       0.95*           48
  $0.00       $(0.10)     $11.27       7.80%         $11         0.10%*(b)      2.52%*          39%
   0.00        (0.09)      11.27       7.71           11         0.35*(b)       2.44*           39
  $0.00       $(0.14)     $10.33       3.78%         $10         0.10%*(b)      4.20%*          37%
   0.00        (0.13)      10.33       3.70           10         0.35*(b)       4.03*           37

[Back Cover Page]

PIMCO Funds Asset Allocation Series
Actively managed portfolios of select PIMCO Funds


The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios and the Underlying Funds. In addition, the current Trust prospectus and the prospectus of PIMCO Funds: Pacific Investment Management Series relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI, the financial statements included in the Portfolios' most recent annual report to shareholders, and the Underlying Fund prospectuses are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio or the Underlying Funds, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

     PIMCO Multi-Manager Series
     840 Newport Center Drive, Suite 300
     Newport Beach, CA  92660

You may review and copy information about the Trust, the Portfolios and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust, the Portfolios and the Underlying Funds on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

You can also visit our Web site at www.pimcofunds.com for additional information about the Portfolios and the Underlying Funds.

[LOGO]

File No. 811-6161

[Front Cover]
PIMCO Funds Prospectus

Asset Allocation    ACTIVELY MANAGED PORTFOLIOS OF SELECT PIMCO FUNDS
Series

November 1, 1999

Share Classes
A, B and C


This Prospectus describes three actively managed mutual fund portfolios offered by PIMCO Funds: Multi-Manager Series. Each Portfolio invests in a diversified portfolio of other PIMCO Funds. In addition to broad diversification, each Portfolio provides access to the extensive asset allocation and investment management capabilities of PIMCO Advisors L.P. and its affiliates.


90/10 Portfolio
Seeks long-term capital appreciation. The Portfolio normally invests approximately 90% of its assets in PIMCO Stock Funds and 10% in PIMCO Bond Funds.

60/40 Portfolio
Seeks long-term capital appreciation and current income. The Portfolio normally invests approximately 60% of its assets in PIMCO Stock Funds and 40% in PIMCO Bond Funds.

30/70 Portfolio
Seeks current income, with long-term capital appreciation as a secondary objective. The Portfolio normally invests approximately 30% of its assets in PIMCO Stock Funds and 70% in PIMCO Bond Funds.



You can call PIMCO Funds Distributors LLC, the Portfolios' Distributor, at 1-800 -426-0107 to find out more about the Portfolios and other funds in the PIMCO Funds family. You can also visit our website at www.pimcofunds.com.

The Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Summary Information .......................................................
   Investment Objectives and Summary of Principal Investment Strategies ...
   A Note on Performance Information ......................................
   Summary of Principal Risks .............................................
   Your Expenses ..........................................................
Investment Objectives and Principal Investment Strategies .................
Underlying Funds ..........................................................
Additional Information About Principal Risks ..............................
Other Risk Information ....................................................
Management of the Portfolios ..............................................
Investment Options (Class A, B and C Shares) ..............................
How Portfolio Shares Are Priced ...........................................
How to Buy and Sell Shares ................................................
Portfolio Distributions ...................................................
Tax Consequences ..........................................................
Financial Highlights ......................................................

                               Summary Information

     This summary section identifies each Portfolio's investment objective, principal investments and strategies, and principal risks. A more detailed description of the Portfolios and their investment strategies and related risks is provided later in the Prospectus under "Investment Objectives and Principal Investment Strategies," "Underlying Funds" and "Additional Information About Principal Risks."

Investment Objectives and Summary of Principal Investment Strategies

     The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. As shown in the chart below, each Portfolio has a distinct investment objective which it seeks to achieve by investing according to specified equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family. The PIMCO Funds in which the Portfolios invest are called Underlying Funds in this Prospectus.

     Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds. The Portfolios are named according to their equity/fixed income allocation targets. For instance, the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds and 10% of its assets in Underlying Bond Funds.

                      Investment Objective                        Allocation Strategy
---------------------------------------------------------------------------------------------------------------------------------
90/10 PORTFOLIO      Seeks long-term capital appreciation        Under normal conditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10%
                                                                 among Underlying Bond Funds, with a typical allocation range of
                                                                 80% - 100% in equity and 0% - 20% in fixed income (including money market).
 ________________________________________________________________________________________________________________________________

60/40 PORTFOLIO      Seeks long-term capital appreciation and    Under normal conditions, approximately 60% of the Portfolio's
                     current income                              assets will be allocated among Underlying Stock Funds and 40%
                                                                 among Underlying Bond Funds, with a typical allocation range of
                                                                 50% - 70% in equity and 30% - 50% in fixed income (including money market).
___________________________________________________________________________________________________________________________________

30/70 PORTFOLIO      Seeks current income, with long-term        Under normal conditions, approximately 30% of the Portfolio's
                     capital appreciation as a secondary         assets will be allocated among Underlying Stock Funds and 70%
                     objective                                   among Underlying Bond Funds, with a typical allocation range of
                                                                 25% - 35% in equity and 65% - 75% in fixed income (including money market).

     Each Portfolio normally invests all of its assets in Underlying Funds. A Portfolio may invest in any or all of the Underlying Funds, but will normally invest in only a portion of the Underlying Funds at any particular time. It would not be unusual for a Portfolio to invest more than 25% of its assets in a single Underlying Fund. The Portfolios have the authority to change their equity and fixed income allocation targets and ranges and the available universe of Underlying Funds without shareholder approval.


     In response to unfavorable market and other conditions, each Portfolio may temporarily invest up to 100% of its assets in PIMCO Money Market Fund (and thereby deviate from its asset allocation range) for defensive purposes. Each Portfolio may also borrow money for temporary or emergency purposes. These practices would be inconsistent with the Portfolio's investment objective and principal strategies.

     Asset Allocation Strategies. PIMCO Advisors L.P. serves as the investment adviser to the Portfolios. PIMCO Advisors' Asset Allocation Committee determines how the Portfolios allocate and reallocate their assets among the Underlying Funds.

     The Asset Allocation Committee uses both quantitative and qualitative processes to develop allocation strategies for the Portfolios. The strategies focus on broad diversification among major asset classes and sub-classes held by the Underlying Funds, including those categorized by region, investment style, market capitalization, sector, credit quality and duration. The Committee analyzes economic and market data and also collects and synthesizes multiple proprietary models maintained by the portfolio managers of the Underlying Funds. The Committee uses this information to identify the Underlying Funds it expects will provide consistent, quality performance in the various asset classes and sub-classes and to identify and implement modest, value-added tactical shifts for the Portfolios.

     The cost of investing in a Portfolio will generally be higher than the cost of investing in mutual funds that do not invest primarily in other mutual funds. By investing in the Portfolios, you will indirectly bear fees and expenses charged at the Underlying Fund level in addition to the Portfolio's direct fees and expenses.

A Note on Performance Information

There is no calendar year performance information shown in this Prospectus for the Portfolios because they have not been in operation for a full calendar year. Please see "Financial Highlights" in this Prospectus or "Performance Information" in the Statement of Additional Information for fiscal year performance information. Past performance is no guarantee of future results.

Summary of Principal Risks

     A Portfolio's return and net asset value will go up and down, and it is possible to lose money on investments in the Portfolios. Also, an investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. This section summarizes the principal risks of investing in the Portfolios and provides a risk/return comparison of the Portfolios to help you make your investment decision.

     Principal Risks
     ---------------

     The principal risks of investing in the Portfolios are summarized below. A fuller discussion of these and other risks is provided later in the Prospectus under "Additional Information About Principal Risks" and "Other Risk Information."

     . Underlying Fund Risks. The value of your investment in a Portfolio is directly related to the investment performance of the Underlying Funds in which it invests and the value of your Portfolio shares will go down if there is a decline in the aggregate share value of these Underlying Funds. The performance of the Underlying Funds, in turn, depends upon the performance of the securities and other instruments in which these Funds invest. Therefore, the principal risks of investing in a Portfolio are closely related to the principal risks associated with the Underlying Funds and their investments.

     Each Portfolio invests all of its assets in a combination of Underlying Stock Funds and Underlying Bond Funds in accordance with the Portfolio's equity/fixed income allocation targets and ranges. Because a Portfolio's allocation among the Underlying Funds will vary from time to time, each Portfolio may be subject to principal risks associated with any or all of the Underlying Funds at different times and to different degrees.

     The principal risks associated with the Underlying Stock Funds include the risk that the equity securities in a Fund's portfolio will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. They also include special risks associated with securities of companies with smaller market capitalizations, "value" securities (issued by companies that are thought to be undervalued by the market) or "growth" securities (issued by companies that are expected to experience relatively rapid earnings growth).

     The principal risks associated with the Underlying Bond Funds include the risk that interest rates will rise or fall in ways not anticipated by the Fund's portfolio manager. For instance, if interest rates were to rise, the values of fixed-income securities held by a Fund would typically fall. They also include the risk that the issuer of a fixed income security will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. This credit risk is particularly acute for Underlying Funds which invest in fixed income securities rated below investment grade (commonly referred to as "high yield" securities or "junk" bonds), which are considered to be speculative by traditional investment standards.

     There are additional principal risks that are common to some or all of the Underlying Funds, including those associated with investments in foreign and emerging market securities and foreign currencies, investments in illiquid securities, the use of various derivative instruments (such as futures contracts, options and swap agreements) and the use of leverage. For additional information about the principal risks associated with the Portfolios and the Underlying Funds, please see "Additional Information About Principal Risks" and "Underlying Funds" in this Prospectus.

     . Management/Allocation Risk. A Portfolio's investment performance also depends upon how its assets are allocated and reallocated among specific Underlying Funds according to the Portfolio's equity/fixed income allocation targets and ranges. PIMCO Advisors' Asset Allocation Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Portfolios, but there is no guarantee that the Committee's allocation techniques will produce the desired results. It is possible that the Committee will focus on Underlying Funds that underperform other available Funds under various market conditions.

     Risk/Return Comparison
     ----------------------

     You should choose among the Portfolios based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally, over the long term, the total return of a portfolio that invests primarily in equity securities has historically been greater than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to greater market risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the following chart gives some indication of the comparative risk/return potential of the Portfolios according to their equity/fixed income allocation targets. Note that these assumptions may not be correct in future market conditions and the chart may not give an accurate picture of the comparative risk/return of the Portfolios.


     --------------------------------------------------------------------
          Higher Risk and Price Volatility / Higher Long-Term Capital
                Appreciation Potential / Lower Income Potential

               90/10 PORTFOLIO might be suitable if you have a relatively long time horizon, seek capital appreciation potential and have a fairly high tolerance for risk and volatility.

               60/40 PORTFOLIO might be suitable if you have a shorter time horizon, seek a balance of income and capital appreciation and have less tolerance for risk and volatility.

               30/70 PORTFOLIO might be suitable if you seek a higher level of current income combined with some potential for capital appreciation and have a lower tolerance for risk and volatility.

           Lower Risk and Price volatility / Lower Long-Term Capital
               Appreciation Potential / Higher Income Potential
     --------------------------------------------------------------------

While each Portfolio provides a relatively high level of diversification in comparison to most mutual funds, a single Portfolio may not be suitable as a complete investment program.

Your Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Portfolios.

     You should bear in mind that shareholders of each Portfolio bear indirectly the expenses of the Underlying Funds in which the Portfolio invests. The Portfolios invest only in Institutional Class shares of the Underlying Funds and do not pay any sales charges or 12b-1 fees in connection with their investments in the Underlying Funds. The Portfolios do, however, indirectly bear their proportionate share of the fees and expenses (including advisory and administrative fees) paid by Institutional Class shareholders of the Underlying Funds. Because the Underlying Funds have different fee and expense levels and each Portfolio will have different investment allocations among the Underlying Funds at different times, the cost to a Portfolio of investing in the Underlying Funds will vary over time. Therefore, your expenses of investing in a Portfolio will also vary.

Shareholder Fees (fees paid directly from your investment):

                                                               Class A   Class B   Class C
                                                               Shares    Shares    Shares
                                                               -------   ------    ------
Maximum Sales Charge (load) Imposed on Purchases
   (as a percentage of offering price)
            90/10 Portfolio and 60/40 Portfolio                  5.50%    None       None
            30/70 Portfolio                                      4.50%    None       None
Maximum Contingent Deferred Sales Charge (Load) ("CDSC")         1%(1)    5%(2)      1%(3)
   (as a percentage of original purchase price)

__________________
1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options (Class A, B and C Shares) - Contingent Deferred Sales Charges (CDSCs) - Class B Shares."

3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):

Information about the Examples. The Examples below are intended to help you compare the cost of investing in Class A, B or C shares of the Portfolios with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                                Example: Assuming
                                                                                                you redeem your
                                                                                                shares at the end of
                                                                                      Total     each period.
          PIMCO Funds                  Admini-     Distribution      Underlying     Portfolio
          Asset Allocation  Advisory   strative   and/or Service        Fund        Operating   Year
          Series              Fees     Fees /1/  (12b-1) Fees /2/   Expenses /3/  Expenses /3/  1           3        5      10
         -------------------------------------------------------------------------------------------------------------------------
Class A
Shares    90/10 Portfolio    None         .40%           .25%          .76%           1.41%      $686      $972    $1,279   $2,148
         -------------------------------------------------------------------------------------------------------------------------
          60/40 Portfolio    None         .40            .25           .65            1.30        675       939     1,224    2,032
         -------------------------------------------------------------------------------------------------------------------------
          30/70 Portfolio    None         .40            .25           .55            1.20        567       814     1,080    1,839
         -------------------------------------------------------------------------------------------------------------------------

Class B
Shares    90/10 Portfolio    None         .40            1.00          .76            2.16        719       976     1,359    2,207
         -------------------------------------------------------------------------------------------------------------------------
          60/40 Portfolio    None         .40            1.00          .65            2.05        708       943     1,303    2,091
         -------------------------------------------------------------------------------------------------------------------------
          30/70 Portfolio    None         .40            1.00          .55            1.95        698       912     1,252    1,984
         -------------------------------------------------------------------------------------------------------------------------

Class C
Shares    90/10 Portfolio    None         .40            1.00          .76            2.16        319       676     1,159    2,493
         -------------------------------------------------------------------------------------------------------------------------
          60/40 Portfolio    None         .40            1.00          .65            2.05        308       643     1,103    2,379
         -------------------------------------------------------------------------------------------------------------------------
          30/70 Portfolio    None         .40            1.00          .55            1.95        298       612     1,052    2,275


          Example: Assuming
          you do not redeem
          your shares.

          Year
          1           3        5          10
         -------------------------------------------
CLASS A
Shares    686       $972     $1,279     $2,148
         -------------------------------------------
          675        939      1,224      2,032
         -------------------------------------------
          567        814      1,080      1,839
         -------------------------------------------

Class B
Shares    219        676      1,159     2,207
         -------------------------------------------
          208        643      1,103     2,091
         -------------------------------------------
          198        612      1,052     1,984
         -------------------------------------------

Class C
Shares    219        676      1,159    2,493
         -------------------------------------------
          208        643      1,103    2,379
         -------------------------------------------
          198        612      1,052    2,275


     1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Portfolio's Class A, Class B and Class C shares exceed $2.5 billion.

     2. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

     3. Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for each Portfolio are estimated based upon a recent allocation of each Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of Institutional Class shares of each Underlying Fund. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios - Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth above are based on estimates of the Underlying Fund Expenses each Portfolio will incur. Actual Underlying Fund Expenses for each Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

                      Investment Objectives And Principal
                             Investment Strategies

     The investment objective and principal investment strategies of each Portfolio are described below. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio will also vary.

     The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing according to specified equity and fixed income targets and ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates.

Portfolio Descriptions

     90/10 Portfolio seeks long-term capital appreciation. Under normal conditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10% among Underlying Bond Funds.

     60/40 Portfolio seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% of the Portfolio's assets will be allocated among Underlying Stock Funds and 40% among Underlying Bond Funds.

     30/70 Portfolio seeks current income. Long-term capital appreciation is a secondary objective. Under normal conditions, approximately 30% of the Portfolio's assets will be allocated among Underlying Stock Funds and 70% among Underlying Bond Funds.

     Unless otherwise noted, each Portfolio's investment objective and its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval.

     PIMCO Advisors serves as the investment adviser to the Portfolios and determines how each Portfolio's assets are allocated among the Underlying Funds. Each Portfolio invests in particular Underlying Funds (which may differ from time to time) based on various criteria observed by PIMCO Advisors. Among other things, PIMCO Advisors analyses the various investment objectives, policies and strategies of the Underlying Funds to determine which Funds, in combination with others, are appropriate in light of the Portfolio's investment objective. PIMCO Advisors then makes allocation decisions among these Underlying Funds in an attempt to achieve the Portfolio's objective. The table below illustrates the equity and fixed income allocation targets and typical ranges for each Portfolio under normal market conditions.

Equity And Fixed Income Ranges
(as a percentage of each Portfolio's average net assets)

PIMCO Funds                                                            Target                     Typical
Asset Allocation Series                                              Allocation              Allocation Range*
-----------------------------------------------------------------------------------------------------------------
90/10 Portfolio
      Equity                                                             90%                     80% - 100%
      Fixed Income (including money market**)                            10%                       0% - 20%
-----------------------------------------------------------------------------------------------------------------
60/40 Portfolio
      Equity                                                             60%                      50% - 70%
      Fixed Income (including money market**)                            40%                      30% - 50%
-----------------------------------------------------------------------------------------------------------------
30/70 Portfolio
      Equity                                                             30%                      25% - 35%
      Fixed Income (including money market**)                            70%                      65% - 75%

* Each Portfolio may temporarily deviate from its asset allocation range for defensive purposes.
** Each Portfolio may hold a portion of its assets in PIMCO Money Market Fund, in part, so that it can readily sell the securities and have cash available to pay portfolio expenses.

     Each Portfolio invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that a Portfolio will invest in only some of the Underlying Funds at any particular time. A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. Please see "Underlying Funds" and "Additional Information About Principal Risks" below for a description of the Underlying Funds and their attendant risks. The particular Underlying Funds in which each Portfolio may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of each Portfolio's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Portfolio's shareholders. Each Portfolio is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information.

Overview of Asset Allocation

PIMCO Advisors' Asset Allocation Committee determines how the Portfolios' assets are allocated and reallocated from time to time among the Underlying Funds. The individuals who constitute the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios are William D. Cvengros, Timothy R. Clark, Robert S. Venable and David Young. Please see "Management of the Portfolios" for a description of PIMCO Advisors and the individuals on the Asset Allocation Committee.

     PIMCO Advisors' approach to asset allocation encompasses both quantitative and qualitative processes designed to allocate the Portfolios' assets among multiple Underlying Funds and achieve broadly diversified Portfolios. The Asset Allocation Committee meets regularly to analyze various economic and market data. The Committee also collects and synthesizes multiple proprietary models maintained by sub-advisers of the Underlying Funds. These models are quantitatively compiled by the Committee to provide a framework for developing PIMCO Advisors' allocation strategies with respect to the major asset classes and sub-classes held by the Underlying Funds.

     The resulting framework assists the Asset Allocation Committee in the following ways:

     . It identifies the desired tactical allocation ranges for the Portfolios around long-term strategic broad asset class and sub-class targets.

     . It identifies individual Funds among the Underlying Funds that are expected to provide consistent, quality performance in the various asset classes and sub-classes identified for the Portfolios.

     . It is used by the Committee in its on-going evaluation of the equity and fixed income markets in an attempt to identify and implement value-added tactical shifts for the Portfolios. These tactical shifts and resulting reallocations of Portfolio assets are not expected to be large or frequent in nature, and should result in modest levels of portfolio turnover for the Portfolios.

     Through asset allocation, PIMCO Advisors can combine the equity and fixed income investment styles set forth below in providing broadly diversified Portfolios.

Equity Portion of the Portfolios

The equity portion of each Portfolio will be allocated among a number of Underlying Stock Funds which provide a broad range of equity-based investment objectives and strategies. By allocating assets among these Funds, the equity portions of the Portfolios can be diversified in multiple ways, including the following:

By Region
     .  U.S. Equities
     .  International Developed Markets Equities
     .  International Emerging Markets Equities

By Investment Style
     .  Blend (Broad Market)
     .  Value
     .  Growth

By Size
     .  Large-Cap
     .  Mid-Cap
     .  Small-Cap

     For a description of the Underlying Stock Funds and their investment objectives and strategies, please see "Underlying Funds."

Fixed Income Portion of the Portfolios

The fixed income portion of each Portfolio will be allocated among a number of Underlying Bond Funds which provide a broad range of fixed income-based investment objectives and strategies. By allocating assets among these Funds, the fixed income portions of the Portfolios can be diversified in multiple ways, including the following:

By Region
     .  U.S. Fixed Income
     .  Foreign Fixed Income

By Sector/Investment Specialty
     .  Governments
     .  Mortgages
     .  Corporate
     .  Inflation Indexed

By Credit Quality
     . Investment Grade/Money Market
     . Medium Grade
     . High Yield

By Duration
     .  Long-Term
     .  Intermediate-Term
     .  Short-Term

     For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds."


Changes in Investment Objectives and Policies

The investment objective and the allocation targets and ranges of each Portfolio described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in a Portfolio's investment objective or allocation target or range, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial positions and needs.

Portfolio Turnover

A change in the securities held by a Portfolio is known as "portfolio turnover." Because PIMCO Advisors does not expect to reallocate the Portfolios' assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios' indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying Funds which result in realization of taxable capital gains.

                               Underlying Funds


Each Portfolio invests all of its assets in Underlying Funds. Accordingly, each Portfolio's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to meet their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for the Underlying Funds

PIMCO Advisors serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company ("Pacific Investment Management"), is the sole investment adviser to PIMCO StocksPLUS Fund. The PIMCO Equity Advisors division of PIMCO Advisors manages the investments of several of the Underlying Stock Funds. PIMCO Advisors retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Columbus Circle Investors, Cadence Capital Management, NFJ Investment Group and Parametric Portfolio Associates, each of which is an affiliate of PIMCO Advisors, and Blairlogie Capital Management, which is not an affiliate. Pacific Investment Management is the sole investment adviser to each Underlying Bond Fund. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Underlying Stock Funds

The following provides a concise description of the investment objective and main investments of each Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

                    PIMCO
                    Fund Name        Investment Objective                  Main Investments
---------------------------------------------------------------------------------------------------------------------------------
Growth Stock        Growth           Long-term growth of capital;          Common stocks of companies with market
Funds                                income is incidental                  capitalizations of at least $5 billion
                    -------------------------------------------------------------------------------------------------------------
                    Target           Capital appreciation; no              Common stocks of companies with market
                                     consideration given to income         capitalizations between $1 billion and $10 billion
                    -------------------------------------------------------------------------------------------------------------
                    Opportunity      Capital appreciation; no              Common stocks of companies with market
                                     consideration given to income         capitalizations of less than $2 billion
---------------------------------------------------------------------------------------------------------------------------------
Blend Stock         Capital          Growth of capital                     Common stocks of companies with market
Funds               Appreciation                                           capitalizations  of at least $1 billion that have
                                                                           improving fundamentals and whose stock is reasonably
                                                                           valued by the market
                    -------------------------------------------------------------------------------------------------------------

                    -------------------------------------------------------------------------------------------------------------
                    Mid-Cap Growth      Growth of capital                  Common stocks of companies with market capitalizations
                                                                           of more than $500 million (excluding the largest 200
                                                                           companies) that have improving fundamentals and whose
                                                                           stock is reasonably valued by the market
                    -------------------------------------------------------------------------------------------------------------
                    Small-Cap Growth    Growth of capital                  Common stocks of companies with market capitalizations
                                                                           of $50 million to $l billion that have improving
                                                                           fundamentals and whose stock is reasonably valued by
                                                                           the market
                    -------------------------------------------------------------------------------------------------------------
                    Micro-Cap Growth    Long-term growth of capital        Common stocks of companies with market capitalizations
                                                                           of less than $100 million that have improving
                                                                           fundamentals and whose stock is reasonably valued by
                                                                           the market
---------------------------------------------------------------------------------------------------------------------------------
Value Stock         Equity Income       Current income as a primary        Common stocks of companies with market capitalizations
Funds                                   objective; long-term growth of     of more than $2 billion that have below-average price
                                        capital as a secondary objective   to earnings ratios and higher dividend yields relative
                                                                           to their industry groups
                    -------------------------------------------------------------------------------------------------------------
                    Renaissance         Long-term growth of capital and    Common stocks having below-average valuations where
                                        income                             the company's business fundamentals are improving
                    -------------------------------------------------------------------------------------------------------------
                    Value               Long-term growth of capital and    Common stocks of companies with market capitalizations
                                        income                             of more than $2 billion that are undervalued  relative
                                                                           to their industry groups
                    -------------------------------------------------------------------------------------------------------------
                     Value 25           Long-term growth of capital and    Approximately 25 common stocks of companies with
                                        income                             market capitalizations between $1 billion and $5
                                                                           billion and below-average price to earnings ratios
                                                                           relative to their industry groups
                    -------------------------------------------------------------------------------------------------------------
                     Small-Cap Value    Long-term growth of capital and    Common stocks of companies with market capitalizations
                                        income                             between $100 million and $l billion and below-average
                                                                           price to earnings ratios relative to their industry
                                                                           groups
---------------------------------------------------------------------------------------------------------------------------------
Enhanced Index       Tax-Efficient      Maximum after-tax growth of        A broadly diversified portfolio of at least 250 common
 Stock Funds         Equity             capital                            stocks of companies represented in the S&P 500
                                                                           Index(1)
                    -------------------------------------------------------------------------------------------------------------
                     Enhanced Equity    A total return which equals or     Common stocks represented in the S&P 500 Index
                                        exceeds the total return
                                        performance of an index
                                        (currently the S&P 500 Index)
                                        representing the performance of
                                        a reasonably broad spectrum of
                                        common stocks that are publicly
                                        traded in the U.S.

                    -------------------------------------------------------------------------------------------------------------
                     StocksPLUS         Total return which exceeds that    S&P 500 Index derivatives backed by a portfolio of
                                        of the S&P 500 Index               short-term fixed income securities
---------------------------------------------------------------------------------------------------------------------------------
International        International      Capital appreciation through       Common stocks of foreign (non-U.S.) issuers (developed
 Stock Funds                            investment in an international     and emerging markets)
                                        portfolio; income is incidental
                    -------------------------------------------------------------------------------------------------------------
                     International      Long-term capital appreciation     An international portfolio of equity and
                     Growth                                                equity-related securities
                    -------------------------------------------------------------------------------------------------------------
                     Structured         Long-term growth of capital        Common stocks of companies located in emerging market
                     Emerging                                              countries
                     Markets
                    -------------------------------------------------------------------------------------------------------------
                     Tax-Efficient      Same as the Structured             Common stocks of companies located in emerging market
                     Structured         Emerging Markets Fund, except      countries
                     Emerging Markets   that the Fund seeks to
                                        achieve superior after-tax
                                        returns by employing a
                                        variety of tax-efficient
                                        management strategies
---------------------------------------------------------------------------------------------------------------------------------
Sector-Related       Innovation         Capital appreciation; no           Common stocks of technology-related companies
 Stock Funds                            consideration given to
                                        income

1.  The Standard & Poor's 500 Composite Stock Price Index.

Underlying Bond Funds

     The following provides a concise description of the investment objective, main investments and other information relating to each Underlying Bond Fund. For a complete description of the Funds, please see the Underlying Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-426-0107.

                PIMCO
                Fund Name         Investment Objective            Main Investments           Duration           Credit Quality (1)
-----------------------------------------------------------------------------------------------------------------------------------
Short           Money Market      Maximum current income,         Money market instruments   less than or       Min 95% Aaa or
Duration                          consistent with preservation                               equal to 90 days   Prime 1; less than
Bond Funds                        of capital and daily                                       dollar-weighted    or equal to 5% Aa
                                  liquidity                                                  average maturity   or Prime 2
                -------------------------------------------------------------------------------------------------------------------
                Short-Term        Maximum current income,         Money market instruments   0-1 yr             B to Aaa; max 10%
                                  consistent with preservation    and short maturity fixed                      below Baa
                                  of capital and daily            income securities
                                  liquidity
                -------------------------------------------------------------------------------------------------------------------
                Low Duration      Maximum total return,           Short and intermediate     1-3 yrs            B to Aaa; max 10%
                                  consistent with preservation    maturity fixed income                         below Baa
                                  of capital and prudent          securities
                                  investment management
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate    Moderate          Maximum total return,           Short and intermediate     2-5 yrs            B to Aaa; max 10%
Duration Bond   Duration          consistent with preservation    maturity fixed income                         below Baa
Fund                              of capital and prudent          securities
                                  investment management
                -------------------------------------------------------------------------------------------------------------------
                Total Return      Maximum total return,           Intermediate maturity      3-6 yrs            B to Aaa; max 10%
                                  consistent with preservation    fixed income securities                       below Baa
                                  of capital and prudent
                                  investment management
                -------------------------------------------------------------------------------------------------------------------
                Total Return II   Same as Total Return Fund       Same as Total Return Fund, 3-6 yrs            Baa to Aaa
                                                                  except quality and foreign
                                                                  issuer restrictions
-----------------------------------------------------------------------------------------------------------------------------------
Long            Long-Term U.S.    Maximum total return,           Long-term maturity fixed   greater than or    A to Aaa
Duration        Government        consistent with preservation    income securities          equal to 8 yrs
Bond Funds                        of capital and prudent
                                  investment management
-----------------------------------------------------------------------------------------------------------------------------------
International   Global Bond       Maximum total return,           Intermediate maturity U.S. 3-7 yrs            B to Aaa; max 10%
Bond Funds                        consistent with preservation    and foreign fixed income                      below Baa
                                  of capital and prudent          securities
                                  investment management
                -------------------------------------------------------------------------------------------------------------------
                Foreign Bond      Maximum total return,           Intermediate maturity      3-7 yrs            B to Aaa; max 10%
                                  consistent with preservation    hedged foreign fixed                          below Baa
                                  of capital and prudent          income securities
                                  investment management
                -------------------------------------------------------------------------------------------------------------------
                Emerging Markets  Maximum total return,           Emerging market fixed      0-8 yrs            B to Aaa
                Bond              consistent with preservation    income securities
                                  of capital and prudent
                                  investment management
-----------------------------------------------------------------------------------------------------------------------------------



                Foreign (2)
------------------------------------------
Short           0%
Duration
Bond Funds


                0-5%




                0-20%




Intermediate    0-20%
Duration Bond
Fund


                0-20%




                0%



Long            0%
Duration
Bond Funds


International   25-75%
Bond Funds



                greater than or
                equal to 85%




                greater than or
                equal to 80%

------------------------------------------------------------------------------------------------------------------------------------
High Yield      High Yield      Maximum current income,          Higher yielding fixed      2-6 yrs     B to Aaa; min 65%     0%
Bond Funds                      consistent with preservation of  income securities                      below Baa
                                capital and prudent investment
                                management

------------------------------------------------------------------------------------------------------------------------------------
Inflation       Real Return     Maximum real return,             Inflation-indexed fixed    N/A         B to Aaa; max 10%     0-35%
-Indexed Bond   Bond            consistent with preservation     income securities                      below Baa
Funds                           of capital and prudent
                                investment management


1. As rated by Moody's Investors Service, Inc., or if unrated, determined by Pacific Investment Management to be of comparable quality.

2. Percentage limitations relate to foreign currency-denominated securities for all Underlying Bond Funds except PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds. Percentage limitations for these three Funds relate to securities of foreign issuers, denominated in any currency. Each Underlying Bond Fund (except PIMCO Total Return II and Long-Term U.S. Government Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers.

     Each Underlying Bond Fund will normally invest at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Most of the Underlying Bond Funds may (but are not required to) make substantial use of derivative instruments or use a series of purchase and sale contracts or other investment techniques to obtain market exposure to the securities in which they primarily invest.

Certain Other Miscellaneous Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under "Primary Investments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Additional Underlying Funds

In addition to the Funds listed above, a Portfolio may invest in additional Underlying Funds that may become available for investment in the future at the discretion of PIMCO Advisors and without shareholder approval.

                  Additional Information About Principal Risks

     The Portfolios have different investment objectives and policies and degrees of potential investment risk and reward depending upon their allocation strategies. You should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

     As noted in the Summary Information section above, the risks associated with investing in the Portfolios are closely related to the risks associated
with the securities and other investments held by the Underlying Funds.     The
ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives and each Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with a particular Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Underlying Fund. There can be no assurance that the investment objectives of any of the Portfolios or the Underlying Funds will be achieved.

     A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

     The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in a Portfolio. The summary is not intended to be exhaustive. For a more complete description of these risks, please refer to the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

     . Market Risk. The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

     . Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. The price volatility of equity securities is generally more pronounced than the volatility of fixed income securities in response to matters relating to a particular issuer, although the values of fixed income securities can decline dramatically in response to certain types of issuer risks, such as those described under "Credit Risk" below.

     . Value Securities Risk. Each Underlying Stock Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the Fund's portfolio manager believes are selling at a price lower than their true value. PIMCO Equity Income, Renaissance, Value, Value 25 and Small-Cap Value Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

     . Growth Securities Risk. Each Underlying Stock Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. PIMCO Growth, Target, Opportunity, International Growth and Innovation Funds place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

     . Smaller Company Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. PIMCO Opportunity, Small-Cap Growth, Micro-Cap Growth and Small-Cap Value Funds generally have the greatest exposure to this risk. PIMCO Target, Mid-Cap Growth and Value 25 Funds also have substantial exposure to this risk because they invest mainly in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

     . Interest Rate Risk. Each of the Underlying Bond Funds is particularly sensitive to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. Changes in the market values of fixed income securities (i.e., capital appreciation or depreciation) are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of falling interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

     "Duration" is one measure of the expected life of a fixed income security. When interest rates are falling, a portfolio with a shorter duration will generally outperform a longer duration portfolio. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). Accordingly, longer duration portfolios generally have a greater potential for total return than shorter duration portfolios, but are also subject to greater levels of interest rate risk and price volatility. Therefore, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) are generally subject to higher levels of market risk than Funds with shorter durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

     Certain types of securities in which the Underlying Funds may invest are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity). Please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund prospectuses for a description of these and other fixed income securities that are particularly sensitive to market risk.

     . Credit Risk. All of the Underlying Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

     The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

     Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Credit risk is particularly acute for Underlying Funds which invest in so-called "high-yield" securities or "junk" bonds, which are fixed income securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), or are determined to be of comparable quality to securities so rated. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Accordingly, Underlying Bond Funds which invest a significant portion of their assets in high yield securities (e.g., PIMCO High Yield and Emerging Markets Bond Funds) are subject to substantial credit risk, while Funds that invest in higher quality securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds) are subject to less credit risk.

     . Foreign Investment Risk. Many Underlying Funds (in particular, PIMCO International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Global Bond, Foreign Bond and Emerging Markets Bond Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. companies. Investing in foreign securities involves special risks not typically associated with investing in U.S. securities. These risks include: relatively small securities markets in many foreign countries, with a limited number of securities representing a small number of issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields, and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. In the event of nationalization, expropriation or other confiscation, an Underlying Fund could lose its entire investment in foreign securities. Adverse conditions in certain regions such as Southeast Asia can also adversely affect securities of other countries whose economies appear to be unrelated.

     Certain Underlying Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

     Emerging Market Securities. Certain Underlying Funds (in particular, PIMCO Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Emerging Markets Bond Funds) may invest in the securities of issuers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; risks of companies that may be newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     . Currency Risk. Underlying Funds that invest in fixed income securities denominated in foreign currencies or in foreign currencies and related derivative instruments (in particular, PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds) and Underlying Funds that invest in equity securities that trade in, and receive revenues in, foreign currencies (in particular, PIMCO International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds) are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. For a more complete discussion of currency risk (including those associated with the euro), please see "Investment Objectives and Policies - Foreign Currencies" in the Statement of Additional Information.

     . Derivatives Risk. Many of the Underlying Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. These include options contracts, futures contracts, options on futures contracts and swap agreements. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. An Underlying Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund may not employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

     A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

     Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

     Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Leverage Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

     Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

     Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying

Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. In addition, an Underlying Fund's use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

     . Liquidity Risk. Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     . Leveraging Risk. When an Underlying Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Underlying Fund's portfolio securities. Many of the Underlying Funds may take on leveraging risk by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities or through the use of when-issued, delayed-delivery or forward commitment transactions. Certain Underlying Funds may also take on leveraging risk by using derivatives. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

     . Management Risk. Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, Pacific Investment Management and the sub-advisers that manage investments of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

     .   A Note on PIMCO StocksPLUS Fund.  While the investment objective of
PIMCO StocksPLUS Fund is to achieve a total return which exceeds the total return performance of the S&P

500 Index, it does so by investing substantially all of its assets in a combination of equity-based derivative instruments and a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include the risks of derivatives and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

                            Other Risk Information

Potential Conflicts of Interest

PIMCO Advisors has broad discretion to allocate and reallocate the Portfolios' assets among the Underlying Funds consistent with the Portfolios' investment objectives and policies and asset allocation ranges. Although PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Portfolios invest. In this regard, PIMCO Advisors has a financial incentive to invest a Portfolio's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Portfolio's investment program. PIMCO Advisors is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolios. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

Year 2000 Readiness Disclosure

Many of the services provided to the Portfolios and the Underlying Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, this could have an adverse impact on the operations of the Portfolios or the Underlying Funds and services provided to shareholders. PIMCO Advisors, Pacific Investment Management, the sub-advisers to the Underlying Funds, the Distributor, the Trust's shareholder servicing and transfer agent and custodian and certain other service providers to the Portfolios and the Underlying Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the operations of the Portfolios and the Underlying Funds and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Underlying Funds or on domestic or global equity or fixed income markets or economies, generally.

                         Management of the Portfolios

The business affairs of the Portfolios are managed under the direction of the Trust's Board of Trustees. Information about the Trustees and the Trust's executive officers is included in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser and Administrator

     PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolios. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.


     PIMCO Advisors is located at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 1999, PIMCO Advisors and its subsidiary partnerships had more than $256 billion in assets under management.

     . Asset Allocation Committee. PIMCO Advisors' Asset Allocation Committee is responsible for determining how the Portfolios' assets are allocated and reallocated from time to time among the Underlying Funds. The following provides information about the individuals who comprise the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios.

Asset Allocation
Committee Member          Since*       Recent Professional Experience
William D. Cvengros        1998        Chief Executive Officer, President and a Member of the Management Board of
                                       PIMCO Advisors and a Trustee of the Trust.  Previously, he was President of
                                       the Trust and a Director and the Vice Chairman and Chief Investment Officer
                                       of Pacific Life Insurance Company (from January 1990 to November 1994).

Timothy R. Clark           1998        Vice President of PIMCO Advisors and a Senior Vice President of PIMCO Funds
                                       Distributors LLC.  Previously, he was President of Katonah Capital
                                       Management, Inc. (from July 1995 to December 1996) and served in various capacities at Zweig Advisors Inc. (from September 1989 to July 1995.

Robert S. Venable          1998        Vice President of PIMCO Advisors.  Previously, he was a Vice President and
                                       portfolio manager at Pacific Investment Management (from August 1992 to
                                       August 1996).

David Young                1998        Vice President in Account Management at Pacific Investment Management.  He
                                       has served in various capacities with Pacific Investment Management and its affiliates since January 1994.  Previously, he was a Vice President and portfolio manager at Analytic Investment Management, Inc. (from September
                                       1988 to January 1994).

* Each individual has served on the Committee since the inception of each Portfolio in September 1998.

     PIMCO Advisors has retained its affiliate, Pacific Investment Management, to provide various administrative and other services required by the Portfolios in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

     . Advisory Fees. The Portfolios do not pay any fees to PIMCO Advisors under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Portfolios do, however, indirectly pay their proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management by the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

     . Administrative Fees. The Portfolios pay for the administrative services they require under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of the Portfolios pay a single administrative fee to PIMCO Advisors, computed as a percentage of the Portfolio's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

     For its services as Administrator, PIMCO Advisors receives monthly fees from each Portfolio at the annual rate of 0.40% based on the average daily net assets attributable in the aggregate to the Portfolio's Class A, Class B and Class C shares up to $2.5 billion and 0.35% based on such net assets in excess of $2.5 billion. The Portfolios also indirectly pay their proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management to the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

Underlying Fund Expenses

The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.

     The Portfolios are structured to reduce expenses incurred at the Underlying Fund level as follows:

     . The Portfolios do not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement.

     . The Underlying Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

     The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on estimates for the current fiscal year). Because the Portfolios invest in Institutional Class shares of the Underlying Funds, shareholders of each Portfolio indirectly bear a proportionate share of these expenses, depending upon how the Portfolio's assets are allocated from time to time among the Underlying Funds. See "Summary Information - Your Expenses."


                                             ANNUAL UNDERLYING FUND EXPENSES
                                             (Based on the average daily net assets
                                             attributable to a Fund's Institutional Class
                                             shares):

                                             Advisory      Admini-          Total Fund
Underlying PIMCO Fund                        Fees          strative Fees    Operating Expenses
Growth                                         0.50%           0.25%              0.75%
Target                                         0.55            0.25               0.80
Opportunity                                    0.65            0.25               0.90
Capital Appreciation                           0.45            0.25               0.70
Mid-Cap Growth                                 0.45            0.25               0.70
Small-Cap Growth                               1.00            0.25               1.25
Micro-Cap Growth                               1.25            0.25               1.50
Equity Income                                  0.45            0.25               0.70
Renaissance                                    0.60            0.25               0.85
Value                                          0.45            0.25               0.70
Value 25                                       0.50            0.25               0.75
Small-Cap Value                                0.60            0.25               0.85
Tax-Efficient Equity                           0.45            0.25               0.70
Enhanced Equity                                0.45            0.25               0.70
StocksPLUS                                     0.40            0.25               0.65
International                                  0.55            0.50               1.05
International Growth                           0.85            0.50               1.35
Structured Emerging Markets                    0.45            0.50               0.95
Tax-Efficient Structured Emerging Markets      0.45            0.50               0.95
Innovation                                     0.65            0.25               0.90


Money Market                                   0.15            0.20               0.35
Short-Term                                     0.25            0.20               0.45
Low Duration                                   0.25            0.18               0.43
Moderate Duration                              0.25            0.20               0.45
Total Return                                   0.25            0.18               0.43
Total Return II                                0.25            0.25               0.50
Long-Term U.S. Government                      0.25            0.25               0.50
Global Bond                                    0.25            0.30               0.55
Foreign Bond                                   0.25            0.25               0.50
Emerging Markets Bond                          0.45            0.40               0.85
High Yield                                     0.25            0.25               0.50
Real Return Bond                               0.25            0.27               0.52


                 Investment Options (Class A, B and C Shares)


The Trust offers investors Class A, Class B and Class C shares of each Portfolio in this Prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

     The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares - PIMCO Funds Shareholders' Guide" below.

Class A Shares      .You pay an initial sales charge of up to 5.50% when you buy
                    Class A shares. The sales charge is deducted from your investment so that not all of you purchase payment is invested.

                    .You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

                    .Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

                    .You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares      .You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

                    .You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

                    .Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

                    .Class B shares automatically convert into Class A shares after they have been held for seven years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares      .You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

                    .You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

                    .Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

                    .Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven years.

     The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges - Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Portfolios is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.


90/10 Portfolio and 60/40 Portfolio

                                            Initial Sales Charge   Initial Sales Charge
Amount of                                   as % of Net            as % of Public
Purchase                                    Amount Invested        Offering Price
============================================================================================
$0-$49,999                                  5.82%                  5.50%
--------------------------------------------------------------------------------------------
$50,000-$99,999                             4.71%                  4.50%
--------------------------------------------------------------------------------------------
$100,000-$249,999                           3.63%                  3.50%
--------------------------------------------------------------------------------------------
$250,000-$499,999                           2.56%                  2.50%
--------------------------------------------------------------------------------------------
$500,000-$999,999                           2.04%                  2.00%
--------------------------------------------------------------------------------------------
$1,000,000 +                                0.00%*                 0.00%*

30/70 Portfolio

                                            Initial Sales Charge   Initial Sales Charge
Amount of                                   as % of Net            as % of Public
Purchase                                    Amount Invested        Offering Price
============================================================================================
$0-$49,999                                  4.71%                  4.50%
--------------------------------------------------------------------------------------------
$50,000-$99,999                             4.17%                  4.00%
--------------------------------------------------------------------------------------------
$100,000-$249,999                           3.63%                  3.50%
--------------------------------------------------------------------------------------------
$250,000-$499,999                           2.56%                  2.50%
--------------------------------------------------------------------------------------------
$500,000-$999,999                           2.04%                  2.00%
--------------------------------------------------------------------------------------------
$1,000,000 +                                0.00%*                 0.00%*

* As shown, investors that purchase $1,000,000 or more of any Portfolio's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Contingent Deferred Sales Charges (CDSCs) - Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

Class B Shares

Years Since Purchase                   Percentage Contingent
Payment was Made                       Deferred Sales Charge
=============================================================
First                                  5
-------------------------------------------------------------
Second                                 4
-------------------------------------------------------------
Third                                  3
-------------------------------------------------------------
Fourth                                 3
-------------------------------------------------------------
Fifth                                  2
-------------------------------------------------------------
Sixth                                  1
-------------------------------------------------------------
Seventh                                0*

* After the seventh year, Class B shares convert into Class A shares.


Class C Shares

Years Since Purchase                   Percentage Contingent
Payment was Made                       Deferred Sales Charge
-------------------------------------------------------------
First                                  1
-------------------------------------------------------------
Thereafter                             0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase the shares without any initial sales charge) will be subject to a 1% CDSC if the shares are redeemed during the first 18 months after their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

How CDSCs are Calculated

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Portfolio to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

     For instance, the following example illustrates the operation of the Class B CDSC:

          Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Portfolio and that six months later the value of the investor's account for that Portfolio has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Portfolio ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Portfolio was reduced below the amount of the purchase payment). At the rate of 5%, the C lass B CDSC would be $100.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of a Portfolio in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See "How to Buy and Sell Shares - PIMCO Funds Shareholders' Guide" below.

Distribution and Servicing (12b-1) Plans

The Portfolios pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Portfolio shares ("distribution fees") and/or in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Portfolio's average daily net assets attributable to the particular class of shares):

                          Servicing                Distribution
All Portfolios            Fee                      Fee
-----------------------------------------------------------------
Class A                   .25%                     None
-----------------------------------------------------------------
Class B                   .25%                     .75%
-----------------------------------------------------------------
Class C                   .25%                     .75%

     Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

                        How Portfolio Shares Are Priced

The Trust calculates the net asset value ("NAV") of a Portfolio's Class A, Class B and Class C shares by taking the total value of the Portfolio's assets attributable to the particular class, subtracting the Portfolio's liabilities attributable to the class, and dividing by the Portfolio's total number of shares of that class outstanding. Portfolio shares are valued as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") each day the Exchange is open.

     The assets of each Portfolio consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Portfolios' shares. The Underlying Funds generally value their portfolio securities and other investments for which market quotations are readily available at market value. Certain fixed income securities held by an Underlying Fund for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Fund's Board of Trustees, with reference to fixed income securities with more readily attainable prices and durations comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures, and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other portfolio securities and assets held by an Underlying Fund are valued at their fair value as determined in good faith by the Fund's Board of Trustees or persons acting at the Board's direction.

     Underlying Fund investments quoted in foreign currencies are translated into U.S. dollars using foreign exchange quotations provided by independent dealers. As a result, the NAV of an Underlying Fund's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. To the extent that the Underlying Funds invest in foreign securities, these securities may be listed on foreign exchanges that may be open at different times than the Exchange. As a result, to the extent that a Portfolio invests in Underlying Funds that hold foreign securities, the NAV of the Portfolio's shares may change at times when you can not buy, redeem or exchange shares.

                          How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Portfolios.

PIMCO Funds Shareholders' Guide

More detailed information about the Trust's purchase, sale and exchange arrangements for Portfolio shares is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

     .   Automated telephone and wire transfer procedures
     .   Automatic purchase, exchange and withdrawal programs
     . Programs that establish a link from your Portfolio account to your bank account
     .   Special arrangements for tax-qualified retirement plans
     . Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares
     . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Portfolios, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are calculated as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the Exchange each day the Exchange is open. See "How Portfolio Shares Are Priced" above for details. Generally, purchase and redemption orders for Portfolio shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day's NAV). Please see the Guide for details.

     The Trust does not calculate NAVs or process orders on days when the Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the Exchange is closed, it will be processed on the next succeeding day when the Exchange is open (according to the succeeding day's
NAV).

Buying Shares

     You can buy Class A, Class B or Class C shares of the Portfolios in the following ways:

     . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

     . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

     If you wish to invest directly by mail, please send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

            PIMCO Funds Distributors LLC
            P.O. Box 9688
            Providence, RI 02940-0926

     The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Funds Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

     The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

     The Distributor, in its sole discretion, may accept or reject any order for purchase of Portfolio shares. No share certificates will be issued unless specifically requested in writing.

     Investment Minimums. The following investment minimums apply for purchases of Class A, Class B and Class C shares.

      Initial Investment            Subsequent Investments
--------------------------------------------------------------
     $2,500 per Portfolio             $100 per Portfolio

     Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, if you have a direct account with the Distributor, you will be charged a fee at the annual rate of $16 if your account balance falls below a minimum level of $2,500. However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your account in quarterly installments and paid to the Administrator. Your account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Portfolios of maintaining small accounts, you are asked to maintain an account balance of at least the minimum investment necessary to open the particular type of account. If your balance remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close your account after giving you 60 days to increase your balance. Your account will not be liquidated if the reduction in size is due solely to a decline in market value of your Portfolio shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of any Portfolio for the same Class of shares of any other Portfolio or of another series of the Trust or PIMCO Funds: Pacific Investment Management Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for each Portfolio, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

     The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. The Guide also describes circumstances under which the Trust may refuse or limit exchanges. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Portfolios in the following ways:

     . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

     . Directly From The Trust By Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI 02940-0926:

          (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

          (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

          (3) any share certificates issued for any of the shares to be redeemed (see "Certificated shares" below); and

          (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

     A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker "street name" accounts.

     If the proceeds of your redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

     The Guide describes a number of additional ways you can redeem your shares, including:

       .  Telephone requests to the Transfer Agent
       .  PIMCO Funds Automated Telephone System (ATS)
       .  Expedited wire transfers
       .  Automatic Withdrawal Plan
       .  PIMCO Funds Fund Link

     Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

     Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

     Redemptions of Portfolio shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Timing Of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions in Kind

The Trust had agreed to redeem shares of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. If your shares are redeemed in kind, you may incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature
Guarantee" below.   The Trust may request further documentation from
institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, you should have "Signature Guaranteed" stamped under your signature and guaranteed by any of the following entities:
U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

                            Portfolio Distributions

Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Portfolio shares the day after the Trust receives your purchase payment. Dividends paid by each Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Portfolio intends to declare and distribute income dividends to shareholders of record.

                                At Least
Portfolio                       Annually               Quarterly               Monthly
---------------------------------------------------------------------------------------------
90/10 Portfolio                    .
_____________________________________________________________________________________________
60/40 Portfolio                                            .
_____________________________________________________________________________________________
30/70 Portfolio                                                                   .
_____________________________________________________________________________________________


     In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

     You can choose from the following distribution options:

     . Reinvest all distributions in additional shares of the same class of your Portfolio at NAV. This will be done unless you elect another option.

     . Invest all distributions in shares of the same class of any other Portfolio or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Portfolio or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

     . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

     You do not pay any sales charges on shares you receive through the reinvestment of Portfolio distributions.

     If you elect to receive Portfolio distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the distributions will automatically be invested in the Money Market Fund of PIMCO Funds: Pacific Investment Management Series until you are located.

     For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.


                                Tax Consequences

     . Taxes on Portfolio distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Portfolio distributions whether you received them in cash or reinvested them in additional shares. For federal income tax purposes, Portfolio distributions will be taxable to you as either ordinary income or capital gains.

     Portfolio dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Portfolio distributions of gains are determined by how long the Portfolio owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Portfolio owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Portfolio owned for 12 months or less will generally be taxable to you as ordinary income.

     Portfolio distributions are taxable to you even if they are paid from income or gains earned by a Portfolio prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Portfolio distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

     The Portfolios' use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation" in the Statement of Additional Information.

     . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Portfolio shares will generally be subject to federal income tax. When you exchange shares of a Portfolio for shares of another series, the transaction will be treated as a sale of the Portfolio shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

     . Consult your tax advisor about other possible tax consequences. This is a summary of certain federal income tax consequences of investing in a Portfolio. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Portfolio since the class of shares was first offered. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

 Year or                                          Net Realized/                   Dividends  Dividends in
 Period             Net Asset Value      Net        Unrealized    Total Income    From Net   Excess of Net
 Ended                 Beginning     Investment   Gain (Loss) on From Investment Investment   Investment
                       of Period    Income (Loss)  Investments     Operations      Income       Income
----------------------------------------------------------------------------------------------------------
90/10 Portfolio
 Class A
 09/30/98-06/30/99      $10.00        $0.16(a)       $2.19(a)         $2.35        $(0.15)      $(0.03)
 Class B
 09/30/98-06/30/99       10.00         0.16(a)        2.13(a)          2.29         (0.15)       (0.03)
 Class C
 09/30/98-06/30/99       10.00         0.07(a)        2.22(a)          2.29         (0.15)       (0.03)

60/40 Portfolio
 Class A
 09/30/98-06/30/99      $10.00        $0.31(a)       $1.23(a)         $1.54        $(0.27)       $0.00
 Class B
 09/30/98-06/30/99       10.00         0.16(a)        1.31(a)          1.47         (0.22)        0.00
 Class C
 09/30/98-06/30/99       10.00         0.18(a)        1.29(a)          1.47         (0.23)        0.00

30/70 Portfolio
 Class A
 09/30/98-06/30/99      $10.00        $0.58(a)       $0.11(a)         $0.69        $(0.36)       $0.00
 Class B
 09/30/98-06/30/99       10.00         0.32(a)        0.31(a)          0.63         (0.31)        0.00
 Class C
 09/30/98-06/30/99       10.00         0.26(a)        0.36(a)          0.62         (0.32)        0.00

-------
* Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.

                                                                               Ratio of Net
                                                                  Ratio of      Investment
                        Net Asset                                Expenses to Income (Loss) to
   Total              Value End of               Net Assets End  Average Net   Average Net      Portfolio
Ditributionss             Period   Total Return of Period (000s)   Assets         Assets      Turnover Rate
  ---------------------------------------------------------------------------------------------------------
              $(0.18)    $12.17       23.69%         $  647         0.65%*        1.91%*           48%
               (0.18)     12.11       23.03           1,920         1.40*         1.87*            48
               (0.18)     12.11       23.03           7,969         1.40*         0.77*            48
              $(0.27)    $11.27       15.50%         $2,196         0.65%*        3.76%*           39%
               (0.22)     11.25       14.83           3,653         1.40*         1.92*            39
               (0.23)     11.24       14.82           9,826         1.40*         2.14*            39

            $(0.36)    $10.33        6.91%         $  407         0.65%*        7.54%*           37%

             (0.31)     10.32        6.29           1,738         1.40*         4.09*            37
             (0.32)     10.30        6.27           4,969         1.40*         3.39*            37

[Back Cover Page]

PIMCO Funds Asset Allocation Series
Actively managed portfolios of select PIMCO Funds


The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios and the Underlying Funds. In addition, the current Trust prospectus and the prospectus of PIMCO Funds: Pacific Investment Management Series relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI, the financial statements included in the Portfolios' most recent annual report to shareholders, and the Underlying Fund prospectuses are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B AND C Shares, a separate booklet which contains more detailed information about Portfolio purchase, redemption and exchange options and procedures and other information about the Portfolios. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Portfolio or the Underlying Funds, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

     PIMCO Funds Distributors LLC
     2187 Atlantic Street
     Stamford, Connecticut 06902

You may review and copy information about the Trust, the Portfolios and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust, the Portfolios and the Underlying Funds on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

You can also visit our Web site at www.pimcofunds.com for additional information about the Portfolios and the Underlying Funds.

[LOGO]

File No. 811-6161

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                      STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1999



     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Multi-Manager Series (the "Trust"), as supplemented from time to time. Through five Prospectuses, the Trust offers up to six classes of shares of each of its "Funds" and five classes of shares of each of its "Portfolios" (each as defined herein). Class A, Class B and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus," dated November 1, 1999, Class D shares of certain Funds are offered through the "Class D Prospectus," dated November 1, 1999, and Institutional and Administrative Class shares of certain Funds are offered through the "Institutional Prospectus," dated November 1, 1999. Class A, Class B and Class C shares of the Portfolios are offered through the "Retail Portfolio Prospectus," dated November 1, 1999, and Institutional and Administrative Class Shares of the Portfolios are offered through the "Institutional Portfolio Prospectus," dated November 1, 1999. The Class A, B and C Prospectus, the Class D Prospectus, the Institutional Prospectus, the Retail Portfolio Prospectus and the Institutional Portfolio Prospectus are collectively referred to herein as the "Prospectuses."

     Audited financial statements for the Trust, as of June 30, 1999, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust's five June 30, 1999 Annual Reports. Because the Portfolios invest a portion of their assets in series of PIMCO Funds ("PIMS"), the PIMS Prospectus for Institutional Class shares, dated August 1, 1999 and as from time to time amended or supplemented (the "PIMS Prospectus"), and the PIMS Statement of Additional Information, dated August 31, 1999 and as from time to time amended or supplemented, are also incorporated herein by reference. See "Investment Objectives and Policies--Investment Strategies of the Portfolios--Incorporation by Reference" in this Statement of Additional Information. A copy of the applicable Prospectus and the Annual Report corresponding to such Prospectus, and the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below.


                                            Class A, B and C, Class D,
                                            --------------------------
       Institutional and Institutional      and Retail Portfolio Prospectuses,
       -------------------------------      ---------------------------------
       Portfolio Prospectuses,              Annual Reports, the Guide
       -----------------------              -------------------------
       Annual Reports and the PIMS          and the Prospectus and
       ---------------------------          ----------------------
       Prospectus and Statement of          Statement of Additional
       ---------------------------          -----------------------
       Additional Information               Information
       ----------------------
       PIMCO Funds                          PIMCO Funds Distributors LLC
       840 Newport Center Drive             2187 Atlantic Street
       Suite 300                            Stamford, Connecticut 06902
       Newport Beach, California 92660      Telephone: Class A, B and C
                                                         1-800-426-0107
       Telephone:  1-800-927-4648                      Class D - 1-888-87-PIMCO
                   1-800-987-4626 (PIMCO               Retail Portfolio -
                                                        1-800-426-0107
                   Infolink Audio Response
                    Network)

                               TABLE OF CONTENTS
                               -----------------

                                                                                       PAGE
                                                                                       ----
THE TRUST............................................................................     1

INVESTMENT OBJECTIVES AND POLICIES...................................................     1
     U.S. Government Securities......................................................     1
     Borrowing.......................................................................     2
     Preferred Stock.................................................................     3
     Corporate Debt Securities.......................................................     3
     High Yield Securities ("Junk Bonds")............................................     3
     Loan Participations and Assignments.............................................     5
     Participation on Creditors Committees...........................................     5
     Variable and Floating Rate Securities...........................................     5
     Mortgage-Related and Asset-Backed Securities....................................     6
     Convertible Securities..........................................................    10
     Equity-Linked Securities........................................................    10
     Foreign Securities..............................................................    11
     Foreign Currencies..............................................................    13
     Bank Obligations................................................................    14
     Commercial Paper................................................................    15
     Money Market Instruments........................................................    15
     Derivative Instruments..........................................................    15
     When-Issued, Delayed Delivery and Forward Commitment Transactions...............    23
     Warrants to Purchase Securities.................................................    23
     Repurchase Agreements...........................................................    24
     Securities Loans................................................................    24
     Stocks of Small and Medium Capitalization Companies.............................    24
     Illiquid Securities.............................................................    25
     Inflation-Indexed Bonds.........................................................    25
     Delayed Funding Loans and Revolving Credit Facilities...........................    26
     Catastrophe Bonds...............................................................    27
     Hybrid Instruments..............................................................    27
     Precious Metals and Metal-Indexed Notes.........................................    28
     Investment Strategies of the Portfolios - Incorporation by Reference............    29

INVESTMENT RESTRICTIONS..............................................................    29
     Fundamental Investment Restrictions.............................................    29
     Non-Fundamental Investment Restrictions.........................................    32

MANAGEMENT OF THE TRUST..............................................................    34
     Trustees and Officers...........................................................    34
     Trustees' Compensation..........................................................    37
     Portfolio Management Agreements.................................................    42
     Fund Administrator..............................................................    45

DISTRIBUTION OF TRUST SHARES.........................................................    50
     Distributor and Multi-Class Plan................................................    50
     Distribution and Servicing Plans for Class A, Class B and Class C Shares........    52
     Payments Pursuant to Class A Plans..............................................    55
     Payments Pursuant to Class B Plans..............................................    57
     Payments Pursuant to Class C Plans..............................................    59
     Distribution and Administrative Services Plans for Administrative Class Shares..    62
     Payments Pursuant to the Administrative Plan....................................    63

                                                                                       PAGE
                                                                                       ----
     Plan for Class D Shares.........................................................    64
     Purchases, Exchanges and Redemptions............................................    65

PORTFOLIO TRANSACTIONS AND BROKERAGE.................................................    68
     Investment Decisions and Portfolio Transactions.................................    68
     Brokerage and Research Services.................................................    69
     Portfolio Turnover..............................................................    71

NET ASSET VALUE......................................................................    72

TAXATION.............................................................................    73
     Distributions...................................................................    74
     Sales of Shares.................................................................    75
     Backup Withholding..............................................................    75
     Options, Futures, Forward Contracts and Swap Agreements.........................    76
     Foreign Currency Transactions...................................................    76
     Foreign Taxation................................................................    76
     Original Issue Discount and Pay-In-Kind Securities..............................    77
     Other Taxation..................................................................    77

OTHER INFORMATION....................................................................    78
     Capitalization..................................................................    78
     Performance Information.........................................................    79
     Calculation of Yield............................................................    80
     Year 2000 Readiness Disclosure..................................................    98
     Compliance Efforts Related to the Euro..........................................    99
     Voting Rights...................................................................    99
     Certain Ownership of Trust Shares...............................................   100
     Custodian.......................................................................   100
     Independent Accountants.........................................................   101
     Legal Counsel...................................................................   101
     Registration Statement..........................................................   101
     Financial Statements............................................................   101

APPENDIX

     DESCRIPTION OF SECURITIES RATINGS...............................................   A-1

PIMCO Funds Shareholders' Guide For Class A, B and C Shares..........................  SG-1

                                   THE TRUST

     PIMCO Funds: Multi-Manager Series (the "Trust"), is an open-end management investment company ("mutual fund") that currently consists of twenty-six separate diversified investment series. The following twenty-three series (the "Funds") invest directly in common stocks and other securities and instruments: the Equity Income Fund, the Value Fund, the Renaissance Fund, the Tax-Efficient Equity Fund, the Enhanced Equity Fund, the Growth Fund, the Value 25 Fund, the Mega-Cap Fund, the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Core Equity Fund, the Mid-Cap Equity Fund, the Target Fund, the Small-Cap Value Fund, the Small-Cap Growth Fund, the Opportunity Fund, the Micro-Cap Growth Fund, the Innovation Fund, the International Fund, the International Growth Fund, the Tax-Efficient Structured Emerging Markets Fund, the Structured Emerging Markets Fund and the Precious Metals Fund. Three additional series, PIMCO Funds Asset Allocation Series - 90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series - 60/40 Portfolio (the "60/40 Portfolio"), and PIMCO Funds Asset Allocation Series - 30/70 Portfolio (the "30/70 Portfolio," and together with the 90/10 Portfolio and the 60/40 Portfolio, the "Portfolios"), are so-called "funds-of-funds" which invest all of their assets in certain of the Funds and other series in the PIMCO Funds family.

     The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to its current name. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFMACO Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

     In addition to the principal investment strategies and the principal risks of the Funds and Portfolios described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds and Portfolios, certain strategies and/or risks described below may not apply to particular Funds and/or Portfolios. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this Statement of Additional Information, or by applicable law, a Fund or Portfolio may engage in each of the practices described below.

     The 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio invest all of their assets in certain Funds and series of PIMCO Funds ("PIMS"), an open-end series management investment company advised by Pacific Investment Management Company ("Pacific Investment Management"), an affiliate of PIMCO Advisors. PIMS is referred to in the Prospectuses as PIMCO Funds: Pacific Investment Management Series. These Funds and other series in which the Portfolios invest are referred to in this Statement as "Underlying PIMCO Funds." By investing in Underlying PIMCO Funds, the Portfolios may have an indirect investment interest in some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. The Portfolios may also have an indirect investment interest in other securities and instruments utilized by the Underlying PIMCO Funds which are series of PIMS. These securities and instruments are described in the current PIMS prospectus for Institutional Class and Administrative Class shares and in the PIMS statement of additional information. The PIMS prospectus and statement of additional information are incorporated in this document by reference. See "Investment Strategies of the Portfolios--Incorporation by Reference" below.

     The Funds' sub-advisers, which are responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as "Sub-Advisers." As discussed below under "Management of the Trust--Investment Adviser," the PIMCO Equity Advisors division of PIMCO Advisors is also referred to as a "Sub-Adviser."

U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Borrowing

     Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940, as amended ("1940 Act"), require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. As noted under "Investment Restrictions," certain Funds are subject to limitations on borrowings which are more strict than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds and Portfolios pursuant to guidelines approved by the Board of Trustees.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or the Fund's Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

Preferred Stock

     All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

Corporate Debt Securities

     All Funds may invest in corporate debt securities and/or hold their assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

High Yield Securities ("Junk Bonds")

     Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Sub-Adviser. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

     A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P")) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated.

     Certain Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Sub-Adviser to be of comparable quality. In addition, certain of these Funds may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Sub-Adviser to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Funds that invests in high yield securities reserves the right to do so at any time, as of the date of this Statement of Additional Information, none of these Funds invest or has the present intention to invest more than 5% of its assets in high yield securities or junk bonds. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.

     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Funds. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Loan Participations and Assignments

     Certain Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

     Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

     A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

     Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

Mortgage-Related and Asset-Backed Securities

     All Funds that may purchase debt securities for investment purposes may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depending part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See "Collateralized Mortgage Obligations" below.

     Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/ ("CARS/SM/"). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser and Sub-Adviser also may invest in other types of asset-backed securities.

Convertible Securities

     Many of the Funds may invest in convertible securities. A Fund's Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

     The Renaissance Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Equity-Linked Securities

     Each of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 15% of its net assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" in this Statement of Additional Information. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

Foreign Securities

     The Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Growth and International Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities, including preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Growth, International and Precious Metals Funds may also invest in common stocks issued by foreign companies. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and (except for the Core Equity and Mid-Cap Equity Funds) may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected.

     Each of the Funds may invest in American Depository Receipts ("ADRs"). The Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Growth, International and Precious Metals Funds may invest in European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     Special Risks of Investing in Russian and Other Eastern European Securities. The International, International Growth, Tax-Efficient Structured Emerging Markets and Structured Emerging Markets Funds may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

     In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

     Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

     A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

     Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Foreign Currencies

     The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity, Innovation, International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Precious Metals Funds invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International, International Growth and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Sub-Adviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

     Special Risks Associated with the Introduction of the Euro. The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the European Economic and Monetary Union presents unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds that invest in securities denominated in European currencies and other European securities. The introduction of the euro will result in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will function correctly, whether clearing and settlement payment systems developed for the new currency will be suitable, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro, and possible adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Growth and Precious Metals Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets;

(iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

     Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

     All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International, International Growth and Precious Metals Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Money Market Instruments

     Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations"); (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

Derivative Instruments

     The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time.

     Options on Securities and Indexes. As described under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in the Prospectuses, certain Funds may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Options. The Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     For each of the International, International Growth, Renaissance, Growth, Target, Opportunity and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

     Foreign Currency Options. The International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. In addition, each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

     Futures Contracts and Options on Futures Contracts. Certain Funds may use interest rate, foreign currency or index futures contracts. The International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The International, Core Equity, Mid-Cap Equity, International Growth, Renaissance, Growth, Target, Opportunity, Innovation, Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC"). Each of the International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

     An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

     Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

     Limitations on Use of Futures and Futures Options. The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may enter into positions in futures contracts and related options for "bona fide hedging" purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the

Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

     Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     Swap Agreements. The Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

     Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by segregating assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counter parties that meet certain standards of creditworthiness (generally, such counter parties would have to be eligible counter parties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Warrants to Purchase Securities

     Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Repurchase Agreements

     For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counter parties.

Securities Loans

     Subject to certain conditions described in the Prospectuses and below, each of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Value 25, Mega-Cap, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Target, Micro-Cap Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than 33% of its total assets, and each of the Renaissance, Growth, Opportunity, Innovation, International, International Growth and Precious Metals Funds may make such loans amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Stocks of Small and Medium Capitalization Companies

     Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

     Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Illiquid Securities

     Each Fund may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

     The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Inflation-Indexed Bonds

     Certain Funds may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).

If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

     The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid).

     The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See "Loan Participations and Assignments." The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitles a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Catastrophe Bonds

     The Funds may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Characteristics and Risks of Securities and Investment Techniques--Illiquid Securities" in the Class A, B and C, Class D and Institutional Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Hybrid Instruments

     The Funds may invest in "hybrid" or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund. Accordingly, no Fund will invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Precious Metals and Metal-Indexed Notes

     The Precious Metals Fund may invest in notes, the principal amount or redemption price of which is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

     The Precious Metals Fund will only purchase Metal-Indexed Notes which are rated investment grade or are issued by issuers that have outstanding debt obligations rated investment grade or commercial paper rated in the top rating category by any NRSRO, or Metal-Indexed Notes issued by issuers that the Sub-Adviser has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Precious Metals Fund might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

     The Precious Metals Fund anticipates that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's metals exposure). The Precious Metals Fund would not purchase a Metal-Indexed
Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer. The Precious Metals Fund might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

     Until fairly recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Precious Metals Fund expects that Metal-Indexed Notes will not be registered under the 1933 Act, and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.

     Any Metal-Indexed Notes which the Precious Metals Fund might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Precious Metals Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Precious Metals Fund on no more than seven days' notice. A stand-by broker might be a securities broker-dealer, in which case the Precious Metals Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission (the "SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the specified exercise price, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which the Precious Metals Fund notifies the issuer of the exercise of the put and determination of the sale price.

     It is expected that any Metal-Indexed Notes which the Precious Metals Fund might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. The Precious Metals Fund's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased.



Investment Strategies of the Portfolios - Incorporation by Reference

     The 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio invest all of their assets in Underlying PIMCO Funds, which include certain Funds of the Trust and series of PIMS as specified in the Retail Portfolio Prospectus and Institutional Portfolio Prospectus. By investing in Underlying PIMCO Funds, the Portfolios may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds described above. They may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMS. The PIMS series and their attendant risks as described in the current PIMS prospectus for Institutional Class and Administrative Class shares and PIMS statement of additional information, which are included in the PIMS registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission. The current PIMS prospectus and statement of additional are each on file with the Securities and Exchange Commission and are incorporated in this document by reference. The PIMS documents may also be obtained free of charge by calling PIMCO Funds Distributors LLC at 1-800-426-0107.


                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, none
                                                                          ----
of the above-mentioned Funds may:

     (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     (2) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

     (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (4) purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land;

     (5) acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate; or

     (6) concentrate more than 25% of the value of its total assets in any one industry; except that the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals, and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

     The investment objective of each of the above-referenced Funds and the Tax-Efficient Equity, Value 25 and Tax-Efficient Structured Emerging Markets Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

     The investment restrictions set forth below are fundamental policies of each of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Value 25, Mega-Cap, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Micro-Cap Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the Mega-Cap, Tax-Efficient Equity, Value 25 and Tax-Efficient Structured Emerging Markets Funds) is also fundamental and may not be changed without such shareholder approval. Under the following restrictions, none of the above-mentioned Funds may:
                        ----

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

     (8) issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (9) lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

     (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (7).

     The investment restrictions set forth below are fundamental policies of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio and may not be changed with respect to any such Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. Under these restrictions, a Portfolio may not:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

     (2) purchase securities of any issuer unless such purchase is consistent with the maintenance of the Portfolio's status as a diversified company under the Investment Company Act of 1940, as amended;

     (3) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (4) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (5) borrow money, or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts to the extent described in the then current Prospectus(es) for the Portfolio and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Portfolio's assets);

     (6) issue senior securities, except insofar as such Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (7) lend any funds or other assets, except that such Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; or

     (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (5) and (6) above, a Portfolio may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (5).

     Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of a Portfolio investing therein.

     The investment objective of each of the Portfolios is non-fundamental and may be changed with respect to each such Portfolio by the Trustees without shareholder approval.

Non-Fundamental Investment Restrictions

     Each Fund (but not any Portfolio) is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

     (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage - Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

     (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

     (3) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (4) purchase or sell commodities or commodity contracts except that a Fund may purchase and sell financial futures contracts and related options and the Precious Metals Fund may purchase and sell precious metals and other commodities and futures thereon;

     (5) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund);

     (6) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds, and in each case with respect to 75% of such Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities;

     (7) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

     (8) write (sell) or purchase options except that each Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased;

     (9) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Sub-Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees); or

     (10) borrow money (excluding reverse repurchase agreements which are subject to such Fund's fundamental borrowing restriction), except for temporary administrative purposes.

     The Trust has not adopted any non-fundamental investment restrictions or policies for the 90/10 Portfolio, 60/40 Portfolio or 30/70 Portfolio.

     Unless otherwise indicated, all limitations applicable to a Fund's or Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund's or Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's or Portfolio's total assets will not require the Fund or Portfolio to dispose of an investment until the Adviser or Sub-

Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund or Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, the Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund, the Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                            MANAGEMENT OF THE TRUST

Trustees and Officers

     The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The Trustees and officers of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

                           Position(s) With     Principal Occupation(s) During
                           ----------------      ------------------------------
Name, Address and Age      the Trust            the Past Five Years
---------------------      ---------            -------------------
E. Philip Cannon           Trustee              Proprietor, Cannon & Company, an
3838 Olympia                                    affiliate of Inverness
Houston, TX 77019                               Management LLC, a private equity
Age 58                                          investment firm. Formerly,
                                                Headmaster, St. John's School,
                                                Houston, Texas; Trustee of PIMCO
                                                Advisors Funds ("PAF") and Cash
                                                Accumulation Trust ("CAT");
                                                General Partner, J.B. Poindexter
                                                & Co., Houston, Texas, a private
                                                partnership; and Partner, Iberia
                                                Petroleum Company, an oil and
                                                gas production company. Mr.
                                                Cannon was a director of WNS
                                                Inc., a retailing company which
                                                filed a petition in bankruptcy
                                                within the last five years.

Donald P. Carter           Trustee              Formerly, Trustee of PAF and
434 Stable Lane                                 CAT; Chairman, Executive Vice
Lake Forest, IL 60045                           President and Director,
Age 72                                          Cunningham & Walsh, Inc.,
                                                Chicago, an advertising agency.

Gary A. Childress           Trustee               Private investor. Formerly, Chairman and Director,
11 Longview Terrace                               Bellefonte Lime Company, Inc.  Mr. Childress is a
Madison, CT 06443                                 partner in GenLime, L.P., a private limited
Age 65                                            partnership, which has filed a petition in bankruptcy
                                                  within the last five years.  Formerly, Trustee of PAF
                                                  and CAT.

William D. Cvengros*        Trustee               Chairman of the Board of the Trust; Chief Executive
800 Newport Center Drive                          Officer, President, and member of the Management
Newport Beach, CA 92660                           Board, PIMCO Advisors; President and Chief
Age 50                                            Executive Officer, Value Advisors LLC; Co-
                                                  Chairman, The Emerging Markets Income Fund,
                                                  Inc., The Emerging Markets Income Fund II, Inc.,
                                                  The Emerging Markets Floating Rate Fund, Inc.,
                                                  Global Partners Income Fund, Inc., Municipal
                                                  Partners Fund, Inc., and Municipal Partners Fund II,
                                                  Inc.; Chairman and Director, PIMCO Funds: Global
                                                  Investors Series plc and PIMCO Global Advisors
                                                  (Ireland) Limited.  Formerly, Trustee of PAF and
                                                  CAT; President of the Trust; Director, Vice
                                                  Chairman, and Chief Investment Officer, Pacific
                                                  Life Insurance Company ("Pacific Life"); and
                                                  Director, PIMCO Funds Distribution Company
                                                  (currently, PIMCO Funds Distributors LLC).

Richard L. Nelson           Trustee               President, Nelson Financial Consultants; Director,
8 Cherry Hills Lane                               Wynn's International, Inc., a building supplies
Newport Beach, CA 92660                           company; and Trustee, Pacific Select Fund.
Age 69                                            Formerly, Partner, Ernst & Young.

Lyman W. Porter             Trustee               Professor of Management at the University of
2639 Bamboo Street                                California, Irvine; and Trustee, Pacific Select Fund.
Newport Beach, CA 92660
Age 69

Alan Richards               Trustee               Retired Chairman of E.F. Hutton Insurance Group;
7381 Elegans Place                                Former Director of E.F. Hutton and Company, Inc.;
Carlsbad, CA 92009                                Chairman of IBIS Capital, LLC, a reverse mortgage
Age 69                                            company; Director, Inspired Arts, Inc.; Former
                                                  Director of Western National Corporation.

Joel Segall                 Trustee               Formerly, Trustee of PAF and CAT, President and
11 Linden Shores                                  University Professor, Bernard M. Baruch College,
Branford, CT 06405                                The City University of New York; Deputy Under
Age 76                                            Secretary for International Affairs, United States
                                                  Department of Labor; Professor of Finance,
                                                  University of Chicago; and Board of Managers,
                                                  Coffee, Sugar and Cocoa Exchange.

W. Bryant Stooks            Trustee                         President, Bryant Investments, Ltd.; Director,
1530 E. Montebello                                          American Agritec LLC, a manufacturer of
Phoenix, AZ 85014                                           hydrophonics products; and Director, Valley Isle
Age 59                                                      Excursions, Inc., a tour operator.  Formerly, Trustee
                                                            of PAF and CAT, President, Senior Vice President,
                                                            Director and Chief Executive Officer, Archirodon
                                                            Group Inc.; Partner, Arthur Andersen & Co.

Gerald M. Thorne            Trustee                         Director, UPI Inc., a plastics company, and
5 Leatherwood Lane                                          American Orthodontics Corp.  Formerly, Trustee of
Savannah, GA 31414                                          PAF and CAT; Director, Kaytee, Inc., a birdseed
Age 61                                                      company; President and Director, Firstar National
                                                            Bank of Milwaukee;  Chairman, President and
                                                            Director, Firstar National Bank of Sheboygan;
                                                            Director, Bando-McGlocklin, a small business
                                                            investment company.

Stephen J. Treadway*        Trustee, President and          Executive Vice President, PIMCO Advisors;
2187 Atlantic Street        Chief Executive Officer         Chairman and President, PIMCO Funds Distributors
Stamford, CT 06902                                          LLC ("PFD"); Executive Vice President, Value
Age 52                                                      Advisors LLC;  Chairman, Municipal Advantage
                                                            Fund, Inc. and The Central European Value Fund,
                                                            Inc.; President, The Emerging Markets Income
                                                            Fund, Inc., The Emerging Markets Income Fund II,
                                                            Inc., The Emerging Markets Floating Rate Fund,
                                                            Inc., Global Partners Income Fund, Inc., Municipal
                                                            Partners Fund, Inc. and Municipal Partners Fund II,
                                                            Inc.  Formerly, Trustee, President and Chief
                                                            Executive Officer of CAT; Executive Vice
                                                            President, Smith Barney Inc.

R. Wesley Burns             Executive Vice President        Trustee and President, PIMS; Managing Director,
Age 40                                                      Pacific Investment Management; Trustee and
                                                            President, PIMCO Variable Insurance Trust
                                                            ("PVIT"); Director and President, PIMCO
                                                            Commercial Mortgage Securities Trust, Inc.
                                                            ("PCM"); Director, PIMCO Funds:  Global
                                                            Investors Series plc, and PIMCO Global Advisors
                                                            (Ireland) Limited.  Formerly, Executive Vice
                                                            President, Pacific Investment Management, PAF and
                                                            CAT.

Newton B. Schott, Jr.       Vice President and              Executive Vice President, Chief Administrative
2187 Atlantic Street        Secretary                       Officer, General Counsel and Secretary, PFD;
Stamford, CT 06902                                          Senior Vice President, Value Advisors LLC;
Age 57                                                      Executive Vice President, The Emerging Markets
                                                            Income Fund, Inc., The Emerging Markets Income
                                                            Fund II, Inc., The Emerging Markets Floating Rate
                                                            Fund, Inc., The Central European Value Fund, Inc.,
                                                            Global Partners Income Fund, Inc., Municipal
                                                            Advantage Fund, Inc., Municipal Partners Fund, Inc.
                                                            and Municipal Partners Fund II, Inc.  Formerly, Vice
                                                            President and Clerk of PAF and CAT.

Jeffrey M. Sargent          Vice President                  Vice President and Manager Shareholder Services
Age 36                                                      and Fund Administration, Pacific Investment
                                                            Management; Senior Vice President of PIMS, PVIT
                                                            and PCM.

Richard M. Weil             Vice President                  General Counsel, PIMCO Advisors.  Formerly, Vice
Age 36                                                      President, Bankers Trust Company; Associate,
                                                            Simpson, Thatcher & Bartlett.

John P. Hardaway            Treasurer                       Senior Vice President and Manager of Fund
Age 42                                                      Operations Accounting, Pacific Investment
                                                            Management; Treasurer, PIMS, PVIT and PCM.
                                                            Formerly, Vice President, Pacific Investment
                                                            Management.

Joseph D. Hattesohl         Assistant Treasurer             Vice President and Manager of Fund Taxation,
Age 35                                                      Pacific Investment Management; Assistant
                                                            Treasurer, PIMS, PVIT and PCM.  Formerly,
                                                            Director of Financial Reporting, Carl J. Brown &
                                                            Co.; Tax Manager, Price Waterhouse LLP.

Garlin G. Flynn             Assistant Secretary             Specialist, Pacific Investment Management;
Age 53                                                      Secretary, PIMS, PVIT and PCM.  Formerly, Senior
                                                            Fund Administrator, Pacific Investment
                                                            Management; Senior Mutual Fund Analyst, PIMCO
                                                            Advisors Institutional Services.

/*/ Trustee, is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

Trustees' Compensation

     Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $47,000, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan.

     The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 1999:

          (1)                    (2)                   (3)

                                                       Total
                                 Aggregate             Compensation
                                 Compensation from     from Trust and
          Name of Trustee        Trust                 Fund Complex/1/
          ---------------        -----                 ---------------
          E. Philip Cannon/2/    $  57,000.00          $  57,000.00

          Donald P. Carter       $  66,500.00          $  66,500.00

          Gary A. Childress      $  58,000.00          $  58,000.00

          Richard L. Nelson      $  58,500.00          $  96,500.00

          Lyman W. Porter/2/     $  57,000.00          $  96,000.00

          Alan Richards          $  62,000.00          $ 100,000.00

          Joel Segall            $  58,000.00          $  58,000.00

          W. Bryant Stooks       $  56,500.00          $  56,500.00

          Gerald M. Thorne/2/    $  57,500.00          $  57,500.00

Investment Adviser

     PIMCO Advisors serves as investment adviser to each of the Funds and Portfolios pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Partners, G.P. ("PGP") and PIMCO Advisors Holdings L.P. ("PAH") are the general partners of PIMCO Advisors. PGP is a general partnership between PIMCO Holding LLC ("PH LLC"), a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management (collectively, the "Managing Directors"). PGP is the sole general partner of PAH. PGP and PAH have equal right, power and authority to manage and control the business and affairs of PIMCO Advisors and to take any action deemed necessary or desirable by them in connection with the business of PIMCO Advisors.

     PGP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board. Pursuant to the terms of the delegation of authority by PGP and PAH, the Management Board of PIMCO Advisors is composed of (i) the Chief Executive Officer of PIMCO Advisors; (ii) six other persons designated by PGP; (iii) three disinterested persons designated by representatives of the Public General Partner or, if there is no Public General Partner, PGP or its successor as general partner of PIMCO Advisors; (iv) the Chief

____________________________

     /1/    The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees) and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for the twelve-month period ended June 30, 1999. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes.

     /2/    The Trust has adopted a deferred compensation plan (the "Plan")
which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $57,000, $57,000; Porter - $57,000, $57,000; and Thorne - $57,500, $57,500.

Executive Officer and one Managing Director of each of the two Investment Managing Companies having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other Investment Managing Companies designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above.

     The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of four members. The members of the Executive Committee are William
D. Cvengros, Brent R. Harris, Glenn S. Schafer and William S. Thompson, Jr.

     PIMCO Advisors, PGP and PAH are located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors and its subsidiary partnerships had approximately $256 billion of assets under management as of September 30, 1999.

     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and Portfolios and for managing, either directly or through others selected by the Adviser, the investment of the Funds and Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and Portfolio. For all of the Funds except the Growth, Target, Opportunity, Innovation, Renaissance, International, Core Equity, Mid-Cap Equity, International Growth and Precious Metals Funds, PIMCO Advisors has engaged affiliates to serve as Sub-Advisers. The PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors manages the investment portfolios of the Growth, Target, Opportunity, Innovation, Renaissance, Core Equity, Mid-Cap Equity and International Growth Funds. Acting in this capacity, PIMCO Equity Advisors is also referred to herein as a "Sub-Adviser." If a Sub-Adviser ceases to manage the portfolio of a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.

     PIMCO Advisors' Asset Allocation Committee is responsible for determining how the assets of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Portfolios do not pay any fees to PIMCO Advisors in return for these services under the Advisory Agreement. The Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management by the Underlying PIMCO Funds in which the Portfolios invest.

     Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds and the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

     The Advisory Agreement will continue in effect with respect to a Fund and Portfolio for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation, International and Precious Metals Funds by vote of a majority of the Trustees who are not interested persons of PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Fund                                                                                                Advisory
----
                                                                                                    Fee Rate
                                                                                                    --------
Equity Income, Value, Tax-Efficient Equity, Mega-Cap, Capital Appreciation,
  Mid-Cap Growth, Structured Emerging Markets, Tax-Efficient
  Structured Emerging Markets and Enhanced Equity Funds...........................................      .45%
Growth and Value 25 Funds.........................................................................      .50%
International and Target Funds....................................................................      .55%
Core Equity Fund..................................................................................      .57%
Small-Cap Value, Renaissance and Precious Metals
 Funds............................................................................................      .60%
Mid-Cap Equity Fund...............................................................................      .63%
Opportunity and Innovation Funds..................................................................      .65%
International Growth Fund.........................................................................      .85%
Small-Cap Growth Fund.............................................................................     1.00%
Micro-Cap Growth Fund.............................................................................     1.25%

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997 the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory Contract:

                                                      Year         Year         Year
                                                      Ended        Ended        Ended
Fund                                                 6/30/99      6/30/98      6/30/97
----                                                 -------      -------      -------
Equity Income Fund                                $   892,889  $   795,252  $   555,146
Value Fund                                          1,043,826      951,140      463,869
Small-Cap Value Fund                                2,215,048    1,395,130      249,347
Core Equity Fund                                      413,258      504,760      234,333
Mid-Cap Equity Fund                                    74,646       53,956       48,656
Capital Appreciation Fund                           5,057,813    3,627,790    1,953,374
Mid-Cap Growth Fund                                 3,926,642    2,622,029    1,219,531
Micro-Cap Growth Fund                               3,035,025    2,759,876    1,390,317
Small-Cap Growth Fund                                 574,447      411,785      327,245
Enhanced Equity Fund                                  238,001      199,467      292,187
Emerging Markets Fund/(1)/                                N/A      349,026      568,277
International Developed Fund/(1)/                         N/A      653,050      525,817
Balanced Fund/(1)/                                    311,190      300,049      306,756
Renaissance Fund*                                   3,771,388    3,010,051      913,256
Growth Fund*                                       10,728,640    9,329,701    3,758,433
Target Fund*                                        5,837,985    6,607,151    2,887,743
Opportunity Fund*                                   3,171,024    5,172,363    2,324,663
Innovation Fund*                                    4,453,888    2,028,712      750,414
International Fund*                                   753,828      922,680      559,353
International Growth Fund**                            58,010       24,756          N/A
Precious Metals Fund*                                 125,947      165,918      119,710
Tax Exempt Fund*/(1)/                                     N/A      144,515       66,977
Value 25 Fund                                           7,550          N/A          N/A
Tax-Efficient Equity Fund                              56,985          N/A          N/A
Structured Emerging Markets Fund                      156,322          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund        212,327          N/A          N/A
60/40 Portfolio                                           N/A          N/A          N/A
70/30 Portfolio                                           N/A          N/A          N/A
90/10 Portfolio                                           N/A          N/A          N/A
                                                  -----------  -----------  -----------
TOTAL                                             $47,116,679  $42,029,157  $19,515,404

--------------

* Amounts for the year ended June 30, 1997 are for the period 1/18/97 through 6/30/97.
** Amounts for the year ended June 30, 1998 are for the period 12/31/97 through 6/30/98.

/(1)/ The Tax Exempt Fund reorganized with and into the Municipal Bond Fund of PIMS in a transaction which took place on June 26, 1998. The Tax Exempt Fund was liquidated in connection with the transaction and is no longer a series of the Trust. The International Developed and Emerging Markets Funds reorganized with and into newly formed series of Alleghany Funds in a transaction which took place on April 30, 1999. The International Developed and Emerging Markets Funds were liquidated in connection with the transaction and are no longer series of the Trust. The Balanced Fund reorganized with and into the Strategic Balanced Fund of PIMS in a transaction which took place on September 17, 1999. The Balanced Fund was liquidated in connection with the transaction and is no longer a series of the Trust.

     In addition, the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) paid the Adviser the following amounts for the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996 under separate management contracts between the Adviser and PAF:

                                         10/1/96          Year
                                           to             Ended
Fund                                     1/17/97         9/30/96
----                                     -------         -------
Renaissance Fund                        $  653,744     $ 1,627,632
Growth Fund                              3,370,567       9,987,541
Target Fund                              2,584,257       7,295,767
Opportunity Fund                         1,898,337       6,183,575
Innovation Fund                            545,586       1,063,584
International Fund                         537,647       1,872,608
Precious Metals Fund                       107,290         397,969
Tax Exempt Fund                             99,023         333,349
                                        ----------     -----------

TOTAL                                   $9,796,451     $28,762,025


Portfolio Management Agreements

     PIMCO Equity Advisors manages the investment portfolios of the Growth, Target, Opportunity, Innovation, Renaissance, Core Equity, Mid-Cap Equity and International Growth Funds. The Adviser employs Sub-Advisers to provide investment advisory services to each other Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the Fund's Sub-Adviser. Each Sub-Adviser retained by the Adviser is an affiliate of the Adviser except for Van Eck Associates Corporation ("Van Eck"), which advises the Precious Metals Fund, and Blairlogie Capital Management ("Blairlogie"), which advises the International Fund. The Adviser currently has eight subsidiary partnerships, the following three of which manage one or more of the Funds:
Parametric Portfolio Associates ("Parametric"), Cadence Capital Management ("Cadence") and NFJ Investment Group ("NFJ"). On April 30, 1999, the Adviser sold all of its ownership interest in Blairlogie. See "Blairlogie" below.



PIMCO Equity Advisors
---------------------

     PIMCO Equity Advisors, a division of PIMCO Advisors, acts as the Sub-Adviser and provides investment advisory services to the Growth, Target, Opportunity, Innovation, Renaissance, Core Equity, Mid-Cap Equity and International Growth Funds. PIMCO Equity Advisors' address is 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. Additional information about PIMCO Advisors, including information regarding investment advisory fees paid to PIMCO Advisors by the Growth, Target, Opportunity, Innovation, Renaissance, Core Equity, Mid-Cap Equity and International Growth Funds, is provided above under "Investment Adviser." Prior to March 5, 1999, Columbus Circle Investors ("Columbus Circle"), a former subsidiary partnership of the Adviser, served as Sub-Adviser to the Growth, Target, Opportunity and Innovation Funds. Columbus Circle served as Sub-Adviser to the Renaissance Fund until May 7, 1999, and it served as Sub-Adviser to the Core Equity, Mid-Cap Equity and International Growth Funds until July 1, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle's employees.

Parametric
----------

     Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Sub-Adviser and provides investment advisory services to the Tax-Efficient Equity, Enhanced Equity, Structured Emerging

Markets and Tax-Efficient Structured Emerging Markets Funds. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Tax-Efficient Equity Fund, .35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, and
 .35% for the Tax-Efficient Structured Emerging Markets Fund.

     Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., a wholly-owned corporate subsidiary of PFAMCo. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. The predecessor investment adviser to Parametric commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of September 30, 1999, of approximately $3.9 billion.

Cadence
-------

     Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the Mega-Cap, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth and Small-Cap Growth Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Mega-Cap Fund, .35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund, .90% for the Small-Cap Growth Fund, and 1.15% for the Micro-Cap Growth Fund.

     Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, a wholly-owned subsidiary of PFAMCo. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. The predecessor investment adviser to Cadence commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 1999, of approximately $6.5 billion.

NFJ
---

     Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Equity Income, Value, Value 25 and Small-Cap Value Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Equity Income Fund, .35% for the Value Fund, .40% for the Value 25 Fund and .50% for the Small-Cap Value Fund.

     NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., a wholly-owned subsidiary of PFAMCo. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. The predecessor investment adviser to NFJ commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of September 30, 1999, of approximately $2.2 billion.

Blairlogie
----------

     Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie, Blairlogie provides investment advisory services to the International Fund. For the services provided, the Adviser (not the Trust) pays Blairlogie a monthly fee for the Fund at the annual rate of .40% based on the average daily net assets of the International Fund.

     Blairlogie is an investment management firm organized as a limited partnership under the laws of the United Kingdom. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of PFAMCo, which commenced operations in 1992. Blairlogie is an indirect majority-owned subsidiary of the Alleghany Corporation. The Alleghany Corporation is engaged through its subsidiaries in the businesses of title insurance, reinsurance, other financial services and industrial minerals. Blairlogie is located at 125 Princes Street, 4th Floor, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of September 30, 1999, of approximately $903 million.

     Until April 30, 1999, Blairlogie was an affiliate of the Adviser. On April 30, 1999, the Adviser sold all of its ownership interests in Blairlogie to subsidiaries of the Alleghany Corporation (the "Blairlogie Transaction") and Blairlogie is no longer affiliated with the Adviser.

     In connection with the Blairlogie Transaction, the Emerging Markets and International Developed Funds (the "Transferred Funds") transferred all of their assets and liabilities to newly formed series of Alleghany Funds managed by Blairlogie. The Transferred Funds were liquidated in connection with the Blairlogie Transaction and are no longer series of the Trust.

Van Eck
-------

     Pursuant to a Portfolio Management Agreement between the Adviser and Van Eck, Van Eck provides investment advisory services to the Precious Metals Fund. For the Services provided, the Adviser (not the Trust) pays Van Eck a monthly fee at the annual rate of .35% based on the average daily net assets of the Precious Metals Fund.

     Van Eck is a Delaware corporation registered as an investment adviser with the SEC. Van Eck and its affiliates advise other mutual funds and private accounts. Van Eck is controlled by John C. van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Van Eck is located at 99 Park Avenue, New York, New York 10001. Accounts managed by Van Eck had combined assets, as of September 30, 1999, of approximately $1.2 billion.

    For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows:

                                                              Year            Year         Year
                                                              Ended           Ended        Ended
                                                             06/30/99        06/30/98     06/30/97
                                                             --------        --------     --------
Equity Income Fund                                         $   694,469    $   618,529    $ 492,429
Value Fund                                                     811,864        739,776      388,966
Small-Cap Value Fund                                         1,845,873      1,162,608      224,788
Core Equity Fund                                               340,758        416,205      215,998
Mid-Cap Equity Fund                                             62,797         45,391       45,074
Capital Appreciation Fund                                    3,933,855      2,821,614    1,714,191
Mid-Cap Growth Fund                                          3,054,054      2,039,356    1,059,242
Micro-Cap Growth Fund                                        2,794,415      2,539,086    1,325,695
Small-Cap Growth Fund                                          517,002        370,606      311,280
Enhanced Equity Fund                                           185,113        155,141      268,021
Emerging Markets Fund                                          133,867        307,963      501,411
International Developed Fund                                   509,210        544,208      478,789
Balanced Fund                                                  212,316        212,532      228,898
Renaissance Fund*                                            2,033,332      1,906,366      575,288
Growth Fund*                                                 4,727,674      6,344,197    2,544,364

Target Fund*                                        2,563,818    4,324,681    1,869,073
Opportunity Fund*                                   1,682,634    3,819,591    1,709,827
Innovation Fund*                                    1,325,219    1,186,016      435,246
International Fund*                                   540,637      671,040      348,938
International Growth Fund**                            27,298       11,650          N/A
Precious Metal Fund*                                   73,469       96,785       66,070
Value 25 Fund                                           6,021          N/A          N/A
Tax-Efficient Equity Fund                              44,322          N/A          N/A
Structured Emerging Markets Fund                      121,584          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund        165,144          N/A          N/A
Tax Exempt Fund*                                          N/A      144,515       66,756
                                                  -----------  -----------  -----------
TOTAL                                             $28,406,745  $30,477,856  $14,870,344

_________________

*Amounts for the year ended June 30, 1997 are for the period 1/18/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period 12/31/97 through 6/30/98.

     The Adviser paid the Sub-Advisers for the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) the following amounts for the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996 under separate sub-advisory agreements between the Adviser and the relevant Sub-
Adviser:

                                  10/1/96       Year
                                    to         Ended
Fund                              1/17/97     09/30/96
----                              -------     --------
Renaissance Fund                $  326,864  $   813,816
Growth Fund                      1,685,284    4,993,770
Target Fund                      1,292,168    3,647,884
Opportunity Fund                   949,192    3,091,788
Innovation Fund                    272,772      531,792
International Fund                 268,824      936,304
Precious Metals Fund                53,837      198,985
Tax Exempt Fund                     49,512      166,675
                                ----------  -----------
TOTAL                           $4,898,453  $14,381,014

Fund Administrator

    In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds and Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds and Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund and Portfolio (each expressed as a percentage of the Fund's or Portfolio's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                            Administrative Fee Rate
                            -----------------------

                             Institutional and               Class A, Class B,
                               Administrative                   and Class C                 Class D
Fund or Portfolio                 Classes*                        Shares*                    Shares**
-----------------                 -------                         ------                     ------
Equity Income Fund                  .25%          .40% of first $2.5 billion                   .65%
                                                  .35% of amounts in excess of $2.5 billion

Tax-Efficient Equity Fund           .25%          .40% of first $2.5 billion                   .65%
                                                  .35% of amounts in excess of $2.5 billion

Value Fund                          .25%          .40% of first $2.5 billion                   .65%
                                                  .35% of amounts in excess of $2.5 billion

Small-Cap Value Fund                .25%          .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion

                             Institutional and               Class A, Class B,
                               Administrative                   and Class C                 Class D
Fund or Portfolio                 Classes*                        Shares*                    Shares**
-----------------                 -------                         ------                     ------
Core Equity Fund                    .25%                      N/A                              N/A

Mid-Cap Equity Fund                 .25%                      N/A                              N/A

Value 25 Fund                       .25%          .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion
Mega-Cap Fund                       .25%***                   N/A                              N/A

Capital Appreciation Fund           .25%          .40% of first $2.5 billion                   .65%
                                                  .35% of amounts in excess of $2.5 billion

Mid-Cap Growth Fund                 .25%          .40% of first $2.5 billion                   .65%
                                                  .35% of amounts in excess of $2.5 billion

Micro-Cap Growth Fund               .25%                      N/A                              N/A

Small-Cap Growth Fund               .25%          .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion

Enhanced Equity Fund                .25%                      N/A                              N/A

Renaissance Fund                    .25%          .40% of first $2.5 billion                   .65%
                                                  .35% of amounts in excess of $2.5 billion

Growth Fund                         .25%          .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion

Target Fund                         .25%          .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion

Opportunity Fund                    .25%          .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion

Innovation Fund                     .25%          .40% of first $2.5 billion                   .65%
                                                  .35% of amounts in excess of $2.5 billion

International Fund                  .50%          .65% of first $2.5 billion                   N/A
                                                  .60% of amounts in excess of $2.5 billion

International Growth Fund           .50%                      N/A                              N/A

Precious Metals Fund                N/A           .45% of first $2.5 billion                   N/A
                                                  .40% of amounts in excess of $2.5 billion

Tax-Efficient Structured            .50%                      N/A                              N/A
Emerging Markets Fund

Structured Emerging                 .50%                      N/A                              N/A
Markets Fund

                             Institutional and               Class A, Class B,
                               Administrative                   and Class C                 Class D
Fund or Portfolio                 Classes*                        Shares*                    Shares**
-----------------                 -------                         ------                     ------
90/10 Portfolio                     .10%****      .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion

60/40 Portfolio                     .10%****      .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion

30/70 Portfolio                     .10%****      .40% of first $2.5 billion                   N/A
                                                  .35% of amounts in excess of $2.5 billion

* The Administrator receives administrative fees based on a Fund's or Portfolio's average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares on the one hand, and to its Class A, Class B and Class C shares on the other.

** As described below, the Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the
 .65% Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

*** The Administrative Fee for Institutional Class and Administrative Class shares reflects an Expense Limitation Agreement between the Trust and the Administrator. In the absence of this waiver, the Administrative Fee rate for Institutional and Administrative Class shares of this Fund would be estimated to be 0.55% for the Fund's initial fiscal year.

**** The Administrative Fee for Institutional and Administrative Class shares of each Portfolio reflects a fee waiver currently in effect. In the absence of this waiver, the Administrative Fee rate for Institutional and Administrative Class shares of each Portfolio would be 0.15% per annum.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates;
(ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and
(viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International and Precious Metals Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to .25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares--Plan for Class D Shares."

     After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the aggregate amount of the administration fees paid by the Funds and Portfolios was as follows (Class A, Class B and Class C shares were not offered prior to January 17, 1997 and Class D shares were not offered prior to April 8,
1998):

                                                       Year          Year         Year
                                                      Ended        Ended        Ended
Fund                                                06/30/99     06/30/98     06/30/97
----                                                --------     --------     --------
Equity Income Fund                                $   579,501  $   487,106  $   311,798
Value Fund                                            778,004      720,965      318,624
Small-Cap Value Fund                                1,373,378      850,182      114,067
Core Equity Fund                                      181,254      221,386      102,634
Mid-Cap Equity Fund                                    29,621       21,411       19,291
Capital Appreciation Fund                           3,129,528    2,144,151    1,093,013
Mid-Cap Growth Fund                                 2,641,971    1,722,412      729,997
Micro-Cap Growth Fund                                 607,005      551,975      278,025
Small-Cap Growth Fund                                 143,612      102,410       81,774
Enhanced Equity Fund                                  132,223      110,815      161,982
Emerging Markets Fund                                     N/A      208,654      312,540
International Developed Fund                              N/A      555,314      437,490
Balanced Fund                                         220,148      186,627      170,134
Renaissance Fund*                                   2,513,413    2,006,144      605,566
Growth Fund*                                        8,581,473    7,463,761    2,993,370
Target Fund*                                        4,244,469    4,805,201    2,076,748
Opportunity Fund*                                   1,950,916    3,182,992    1,424,856
Innovation Fund*                                    2,740,592    1,248,438      458,154
International Fund*                                   877,968    1,090,440      567,025
International Growth Fund**                            34,123       14,562          N/A
Precious Metals Fund*                                  94,460      124,438       84,947
Tax Exempt Fund*                                          N/A      193,724       89,008
Value 25 Fund                                           5,790          N/A          N/A
Tax-Efficient Equity Fund                              49,326          N/A          N/A
Structured Emerging Markets Fund                      173,691          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund        235,919          N/A          N/A
60/40 Portfolio                                        20,123          N/A          N/A
70/30 Portfolio                                        10,422          N/A          N/A
90/10 Portfolio                                        14,344          N/A          N/A
                                                  -----------  -----------  -----------

TOTAL                                             $31,363,276  $28,013,108  $12,431,043

------------------------

*Amounts for the year ended June 30, 1997 are for the period from 1/17/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period from 12/31/97 through 6/30/98.

     The predecessor series of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each a series of PAF which reorganized as a Fund of the Trust on January 17, 1997) received administrative services during fiscal years 1997 and 1996 under separate management contracts between the Adviser and PAF on behalf of each such series. See "Investment Adviser" above for the amounts paid to the Adviser by these series under such management contracts during fiscal years 1997 and 1996.

     Shares of the Portfolios were not offered during the periods listed above.

                         DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Funds Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund, Portfolio or class of shares without penalty, at any time, by the Fund, Portfolio or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and Portfolio, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund, Portfolio or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds, Portfolios or classes, it may continue in effect with respect to any Fund, Portfolio or class as to which it has not been terminated (or has been renewed).

     The Trust currently offers up to six classes of shares of each of the
Funds: Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares. The Trust currently offers Class A, Class B, Class C, Institutional Class and Administrative Class shares of each Portfolio.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products, programs or accounts for which a fee may be charged.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Under the Trust's Multi-Class Plan, shares of each class of each Fund and Portfolio represent an equal pro rata interest in the Fund or Portfolio and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

     As described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund or Portfolio for shares of another Fund or Portfolio prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

     During the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds and the Portfolios:

                         Year               Year                Year
                        Ended              Ended               Ended
Class                  6/30/99           6/30/98             6/30/97
-----                  -------           -------             -------
Class A             $    5,341          $  2,273            $ 40,456
Class B             $2,063,747          $945,353            $789,851
Class C             $  618,030          $480,061            $533,975

     The Funds did not offer Class A, B and C shares in fiscal years prior to the fiscal year ended June 30, 1997. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on shares of series of PAF which reorganized as the following Funds of the Trust: Class A shares: Growth - $9,168, Target - $14 and
                              --------------
Opportunity - $4,190. Class B shares: Renaissance - $8,722, Growth - $37,445,
                      --------------
Target - $31,670, Innovation - $36,477, International - $6,359, Precious Metals
- $1,179 and Tax Exempt -$4,055. Class C shares: Renaissance- $12,809, Growth -
                                 --------------
$124,264, Target - $89,334, Opportunity - $37,154, Innovation - $29,110,
International - $22,016, Precious Metals - $15,384 and Tax Exempt - $1,596.

     As described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Investment Options (Class A, B and C Shares)," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Distributor received an aggregate of $7,013,745, $4,878,434 and $2,927,636, respectively, and retained an aggregate of $904,586, $506,878 and $369,546, respectively, in initial sales charges paid by Class A shareholders of the Trust.

     The Trust did not offer Class A shares in fiscal years prior to the fiscal year ended June 30, 1997. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in initial sales charges paid by shareholders of PAF series which reorganized as the following Funds of the Trust: Renaissance - $205,419, Growth - 549,330, Target - $852,363, Opportunity - $176,391, Innovation - $685,093, International - $91,177, Precious Metals - $72,503 and Tax Exempt - $37,180, and retained the following amounts:
Renaissance - $27,477, Growth -$83,657, Target - $126,693, Opportunity - $29,605, Innovation - $114,091, International - $13,871, Precious Metals -$7,738 and Tax Exempt - $3,140.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

     As stated in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Management of the Trust--Distribution and Servicing (12b-1) Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund's or Portfolio's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees
----------------------

     As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calculated as a percentage of each Fund's or Portfolio's average daily net assets attributable to Class A shares).

Class B and Class C Distribution and Servicing Fees
---------------------------------------------------

     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's or Portfolio's average daily net assets attributable to Class B and Class C shares, respectively):

                                        Servicing           Distribution
                                        Fee                 Fee
                                        ---------           ------------

          All Funds and Portfolios      .25%                .75%

     The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than existing Class B or Class C shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's or Portfolio's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund or Portfolio may indirectly support sales and servicing efforts relating to the other Funds' or Portfolios' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's or Portfolio's shares, and allocates other expenses among the Funds or Portfolios based on their relative net assets. Expenses allocated to each Fund or Portfolio are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

ALL FUNDS AND PORTFOLIOS/(1)/

                                                  SERVICING      DISTRIBUTION
                                                  FEE            FEE
-----------------------------------------------------------------------------
Class A                                           .25%           N/A
-----------------------------------------------------------------------------
Class B /(2)/                                     .25%           None
-----------------------------------------------------------------------------
Class C (purchased before July 1, 1991)           .25%           None
-----------------------------------------------------------------------------
Class C/(3)/ (purchased on or after July 1, 1991) .25%           .65%

1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997
2.   Payable only with respect to shares outstanding for one year or more.
3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds or Portfolios. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund or Portfolio and/or all of the Funds or Portfolios together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as administrator for the Funds and Portfolios, PIMCO Advisors may pay participating brokers and other intermediaries for sub-transfer agency and other services.

     If in any year the Distributor's expenses incurred in connection with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

     Each Retail Plan may be terminated with respect to any Fund or Portfolio to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund or Portfolio. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund or Portfolio to which the Plan relates requires approval by the affected class of shareholders of that Fund or Portfolio. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and Portfolio, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

     If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or Portfolios, or classes thereof, it may continue in effect with respect to any class of any Fund or Portfolio as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds and Portfolios are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing expense ratios and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Trust, and in connection with the servicing of Class B and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds and Portfolios to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Payments Pursuant to Class A Plans

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $2,635,864, $2,017,316 and $1,147,572, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds and Portfolios as follows:

                                                   Year Ended  Year Ended  Year Ended
Fund                                                06/30/99    06/30/98    06/30/97
----                                               ---------   ---------   ---------
Equity Income Fund                                 $  37,477   $  20,227   $     938
Value Fund                                            51,171      46,720      14,876
Small-Cap Value Fund                                 226,167      91,688       2,770
Core Equity Fund                                         N/A         N/A         N/A
Mid-Cap Equity Fund                                      N/A         N/A         N/A
Capital Appreciation Fund                            224,084      75,035       5,510
Mid-Cap Growth Fund                                  251,954      72,631      12,246
Micro-Cap Growth Fund                                    N/A         N/A         N/A
Small-Cap Growth Fund                                    N/A         N/A         N/A
Enhanced Equity Fund                                     N/A         N/A         N/A
Emerging Markets Fund                                    N/A         697         108
International Developed Fund                             N/A       2,903         169
Balanced Fund                                         23,696      12,278         173
Renaissance Fund                                     214,100     130,230      53,527
Growth Fund                                          464,918     403,013     290,828
Target Fund                                          347,814     394,300     288,012
Opportunity Fund                                     338,303     531,993     320,127
Innovation Fund                                      406,854     164,089      99,910
International Fund                                    29,153      42,700      34,195
International Growth Fund                                N/A         N/A         N/A
Precious Metals Fund                                   8,880      13,370      14,218
Tax Exempt Fund                                          N/A      15,442       9,965
Value 25 Fund                                          1,189         N/A         N/A
Tax-Efficient Equity Fund                              7,937         N/A         N/A
Structured Emerging Markets Fund                         N/A         N/A         N/A
Tax-Efficient Structured Emerging Markets Fund           N/A         N/A         N/A
60/40 Portfolio                                        1,312         N/A         N/A
70/30 Portfolio                                          348         N/A         N/A
90/10 Portfolio                                          504         N/A         N/A

     During the fiscal year ended June 30, 1999, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $2,135,047; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $500,814. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund and Portfolio, were as follows:

                                                                Sales Material
                                                                  and Other
                                                  Compensation     Expenses       Total
                                                  ------------  --------------  --------
Equity Income Fund                                    $ 30,356         $ 7,121  $ 37,477
Value Fund                                              41,449           9,722    51,171

Small-Cap Value Fund                                   183,195          42,972   226,167
Core Equity Fund                                           N/A             N/A       N/A
Mid-Cap Equity Fund                                        N/A             N/A       N/A
Capital Appreciation Fund                              181,508          42,576   224,084
Mid-Cap Growth Fund                                    204,083          47,871   251,954
Micro-Cap Growth Fund                                      N/A             N/A       N/A
Small-Cap Growth Fund                                      N/A             N/A       N/A
Enhanced Equity Fund                                       N/A             N/A       N/A
Emerging Markets Fund                                      N/A             N/A       N/A
International Developed Fund                               N/A             N/A       N/A
Balanced Fund                                           19,194           4,502    23,696
Renaissance Fund                                       173,421          40,679   214,100
Growth Fund                                            376,584          88,334   464,918
Target Fund                                            281,729          66,085   347,814
Opportunity Fund                                       274,025          64,278   338,303
Innovation Fund                                        329,552          77,302   406,854
International Fund                                      23,614           5,539    29,153
International Growth Fund                                  N/A             N/A       N/A
Precious Metals Fund                                     7,193           1,687     8,880
Tax Exempt Fund                                            N/A             N/A       N/A
Value 25 Fund                                              963             226     1,189
Tax-Efficient Equity Fund                                6,429           1,508     7,937
Structured Emerging Markets Fund                           N/A             N/A       N/A
Tax-Efficient Structured Emerging Markets Fund             N/A             N/A       N/A
60/40 Portfolio                                          1,063             249     1,312
70/30 Portfolio                                            282              66       348
90/10 Portfolio                                            408              96       504

     The Trust did not offer Class A shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,556,119 pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A Plan"), which is similar to the Class A Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                          Year Ended
                        Sept. 30, 1996
                        --------------
Renaissance Fund              $ 38,973
Growth Fund                    351,506
Target Fund                    338,598
Opportunity Fund               308,794
Innovation Fund                 88,089
International Fund              42,411
Precious Metals Fund            21,416
Tax Exempt Fund                 10,288

     The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

Payments Pursuant to Class B Plans

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $7,649,186, $4,549,168 and $1,670,623, respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds and Portfolios as follows:

                                               Year Ended  Year Ended  Year Ended
Fund                                             06/30/99    06/30/98    06/30/97
----                                           ----------  ----------  ----------
Equity Income Fund                             $  174,783   $  80,992   $   5,019
Value Fund                                        332,761     311,768     101,067
Small-Cap Value Fund                              984,479     611,536      17,419
Core Equity Fund                                      N/A         N/A         N/A
Mid-Cap Equity Fund                                   N/A         N/A         N/A
Capital Appreciation Fund                         483,520     165,015       5,077
Mid-Cap Growth Fund                               834,091     528,760     104,374
Micro-Cap Growth Fund                                 N/A         N/A         N/A
Small-Cap Growth Fund                                 N/A         N/A         N/A
Enhanced Equity Fund                                  N/A         N/A         N/A
Emerging Markets Fund                                 N/A       4,696         633
International Developed Fund                          N/A      21,969       2,256
Balanced Fund                                     109,348      42,373       2,223
Renaissance Fund                                1,133,814     603,997     204,965
Growth Fund                                       996,276     660,761     351,684
Target Fund                                       703,506     727,857     450,009
Opportunity Fund                                      428         N/A         N/A
Innovation Fund                                 1,707,917     629,537     332,295
International Fund                                 84,644      85,359      53,098
International Growth Fund                             N/A         N/A         N/A
Precious Metals Fund                               40,742      41,484      21,713
Tax Exempt Fund                                       N/A      33,064      18,818
Value 25 Fund                                       3,700         N/A         N/A
Tax-Efficient Equity Fund                          28,316         N/A         N/A
Structured Emerging Markets Fund                      N/A         N/A         N/A
Tax-Efficient Structured Emerging Markets Fund        N/A         N/A         N/A
60/40 Portfolio                                    15,370         N/A         N/A
70/30 Portfolio                                     8,250         N/A         N/A
90/10 Portfolio                                     7,240         N/A         N/A

     During the fiscal year ended June 30, 1999, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $6,195,840; preparing, printing and distributing sales material and advertising (including preparing, printing and distribution prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,453,345. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund and Portfolio, were as follows:

                                                   Sales Material
                                                      and Other
                                 Compensation         Expenses        Total
                                 ------------      --------------     -----
Equity Income Fund                $ 141,574          $  33,209      $ 174,783
Value Fund                          269,536             63,225        332,761
Small-Cap Value Fund                797,428            187,051        984,479
Core Equity Fund                        N/A                N/A            N/A

Mid-Cap Equity Fund                                        N/A             N/A            N/A
Capital Appreciation Fund                              391,651          91,869        483,520
Mid-Cap Growth Fund                                    675,614         158,477        834,091
Micro-Cap Growth Fund                                      N/A             N/A            N/A
Small-Cap Growth Fund                                      N/A             N/A            N/A
Enhanced Equity Fund                                       N/A             N/A            N/A
Emerging Markets Fund                                      N/A             N/A            N/A
International Developed Fund                               N/A             N/A            N/A
Balanced Fund                                           88,572          20,776        109,348
Renaissance Fund                                       918,389         215,425      1,133,814
Growth Fund                                            806,984         189,292        996,276
Target Fund                                            569,840         133,666        703,506
Opportunity Fund                                           347              81            428
Innovation Fund                                      1,383,413         324,504      1,707,917
International Fund                                      68,562          16,082         84,644
International Growth Fund                                  N/A             N/A            N/A
Precious Metals Fund                                    33,001           7,741         40,742
Tax Exempt Fund                                            N/A             N/A            N/A
Value 25 Fund                                            2,997             703          3,700
Tax-Efficient Equity Fund                               22,936           5,380         28,316
Structured Emerging Markets Fund                           N/A             N/A            N/A
Tax-Efficient Structured Emerging Markets Fund             N/A             N/A            N/A
60/40 Portfolio                                         12,450           2,920         15,370
70/30 Portfolio                                          6,683           1,568          8,250
90/10 Portfolio                                          5,864           1,376          7,240

     The Trust did not offer Class B shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,839,931 pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan"), which is similar to the Class B Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                          Year Ended
                        Sept. 30, 1996
                        --------------
Renaissance Fund              $ 62,195
Growth Fund                    211,778
Target Fund                    241,125
Opportunity Fund                   N/A
Innovation Fund                166,747
International Fund             289,719
Precious Metals Fund            14,083
Tax Exempt Fund                 14,673

     The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

Payments Pursuant to Class C Plans

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $43,907,220, $42,819,673 and $28,944,078, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds and Portfolios as follows:

                                                   Year Ended   Year Ended   Year Ended
Fund                                                06/30/99     06/30/98     06/30/97
----                                                --------     --------     --------
Equity Income Fund                                 $  230,353    $ 139,875    $  13,919
Value Fund                                            779,730      784,829      245,893
Small-Cap Value Fund                                1,113,794      814,232       39,558
Core Equity Fund                                          N/A          N/A          N/A
Mid-Cap Equity Fund                                       N/A          N/A          N/A
Capital Appreciation Fund                             748,698      392,705       28,078
Mid-Cap Growth Fund                                 1,225,691      951,993      197,365
Micro-Cap Growth Fund                                     N/A          N/A          N/A
Small-Cap Growth Fund                                     N/A          N/A          N/A
Enhanced Equity Fund                                      N/A          N/A          N/A
Emerging Markets Fund                                     N/A       14,813        5,070
International Developed Fund                              N/A       40,459        4,936
Balanced Fund                                         110,967       41,412        1,876
Renaissance Fund                                    4,288,538    3,887,867    2,024,245
Growth Fund                                        18,591,740   16,386,591   11,107,219
Target Fund                                         8,510,832    9,707,945    7,238,372
Opportunity Fund                                    3,521,632    5,829,510    4,950,118
Innovation Fund                                     3,440,411    1,834,958    1,149,018
International Fund                                  1,083,209    1,421,443    1,354,452
International Growth Fund                                 N/A          N/A          N/A
Precious Metals Fund                                  133,650      181,565      255,508
Tax Exempt Fund                                           N/A      389,476      328,451
Value 25 Fund                                           4,980          N/A          N/A
Tax-Efficient Equity Fund                              50,345          N/A          N/A
Structured Emerging Markets Fund                          N/A          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund            N/A          N/A          N/A
60/40 Portfolio                                        29,671          N/A          N/A
70/30 Portfolio                                        16,395          N/A          N/A
90/10 Portfolio                                        26,585          N/A          N/A

     During the fiscal year ended June 30, 1999, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $35,564,849; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $8,342,372. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund and Portfolio, were as follows:

                                                                Sales Material
                                                                  and Other
                                                  Compensation     Expenses        Total
                                                  ------------  --------------  -----------
Equity Income Fund                                 $   186,586      $   43,767  $   230,353
Value Fund                                             631,581         148,149      779,730
Small-Cap Value Fund                                   902,173         211,621    1,113,794
Core Equity Fund                                           N/A             N/A          N/A

Mid-Cap Equity Fund                                        N/A             N/A            N/A
Capital Appreciation Fund                              606,445         142,253        748,698
Mid-Cap Growth Fund                                    992,810         232,881      1,225,691
Micro-Cap Growth Fund                                      N/A             N/A            N/A
Small-Cap Growth Fund                                      N/A             N/A            N/A
Enhanced Equity Fund                                       N/A             N/A            N/A
Emerging Markets Fund                                      N/A             N/A            N/A
International Developed Fund                               N/A             N/A            N/A
Balanced Fund                                           89,883          21,084        110,967
Renaissance Fund                                     3,473,716         814,822      4,288,538
Growth Fund                                         15,059,309       3,532,431     18,591,740
Target Fund                                          6,893,774       1,617,058      8,510,832
Opportunity Fund                                     2,852,522         669,110      3,521,632
Innovation Fund                                      2,786,733         653,678      3,440,411
International Fund                                     877,399         205,810      1,083,209
International Growth Fund                                  N/A             N/A            N/A
Precious Metals Fund                                   108,257          25,394        133,650
Tax Exempt Fund                                            N/A             N/A            N/A
Value 25 Fund                                            4,034             946          4,980
Tax-Efficient Equity Fund                               40,779           9,566         50,345
Structured Emerging Markets Fund                           N/A             N/A            N/A
Tax-Efficient Structured Emerging Markets Fund             N/A             N/A            N/A
60/40 Portfolio                                         24,034           5,637         29,671
70/30 Portfolio                                         13,280           3,115         16,395
90/10 Portfolio                                         21,534           5,051         26,585

     The Trust did not offer Class C shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $41,704,155 pursuant to a Distribution and Servicing Plan applicable to the Class C shares of PAF (the "PAF Class C Plan"), which is similar to the Class C Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF Fund which reorganized as a series of the Trust on January 17,
1997) as follows:

                          Year Ended
                        Sept. 30, 1996
                        --------------

Renaissance Fund           $ 1,965,449
Growth Fund                 13,593,775
Target Fund                  8,684,223
Opportunity Fund             7,455,633
Innovation Fund                899,377
International Fund           1,858,512
Precious Metals Fund           430,849
Tax Exempt Fund                499,738

     The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds and Portfolios, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and Portfolios and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As noted above, Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Retail Plans, were in effect prior to January 17, 1997 in respect of series of PAF that were predecessors of certain of the Funds listed below. The remaining Funds and the Portfolios did not offer Class A, Class B or Class C shares prior to January 17, 1997. As of June 30, 1999, such expenses were approximately $18,240,00 in excess of payments under the Class A Plan, $29,500,00 in excess of payments under the Class B Plan and $2,068,00 in excess of payments under the Class C Plan.

     The allocation of such excess (on a pro rata basis) among the Funds and Portfolios listed below as of June 30, 1999 was as follows:

Fund                              Class A     Class B      Class C
----                              -------     -------      -------
Balanced Fund                   $   45,000   $  398,000  $    59,000
Capital Appreciation Fund          617,000    1,471,000      125,000
Emerging Markets Fund               (3,000)      25,000        9,000
Equity Income Fund                 116,000      579,000      118,000
Growth Fund                      6,987,000    4,479,000   (4,815,000)
Innovation Fund                    728,000    7,949,000    1,820,000
International Developed Fund        33,000       76,000       (2,000)
International Fund                 641,000      368,000    1,541,000
Mid-Cap Growth Fund              1,242,000    2,468,000      340,000
Small-Cap Growth Fund                  N/A          N/A          N/A
Opportunity Fund                 2,772,000        3,000   (5,601,000)
Precious Metals Fund                98,000      333,000      186,000
Renaissance Fund                 1,095,000    3,832,000    1,279,000
Small-Cap Value Fund               652,000    3,845,000      389,000
Target Fund                      3,041,000    2,590,000    6,109,000
Value Fund                         170,000      733,000      352,000
Value 25 Fund                       (1,000)      16,000        3,000
Tax-Efficient Equity Fund           14,000      154,000       34,000
60/40 Portfolio                     (1,000)      91,000       57,000
70/30 Portfolio                     (2,000)      41,000       35,000
90/10 Portfolio                     (4,000)      49,000       30,000

     The allocation of such excess (on a pro rata basis) among the Funds and Portfolios, calculated as a percentage of net assets of each Fund listed below as of June 30, 1999, was as follows:

Fund                            Class A   Class B   Class C
----                            -------   -------   -------
Balanced Fund                      0.46%     3.23%     0.45%
Capital Appreciation Fund          0.68      2.67      0.15
Emerging Markets Fund              N/A       N/A       N/A
Equity Income Fund                 0.67      2.66      0.45
Growth Fund                        3.07      3.35     -0.23
Innovation Fund                    0.23      2.26      0.31
International Developed Fund       N/A       N/A       N/A
International Fund                 3.40      3.88      1.52
Mid-Cap Growth Fund                1.00      2.91      0.30
Small-Cap Growth Fund              N/A       N/A       N/A
Opportunity Fund                   2.28      1.20     -1.81
Precious Metals Fund               1.25      8.49      1.62
Renaissance Fund                   1.21      3.03      0.29

Small-Cap Value Fund               0.61      3.96      0.34
Target Fund                        1.79      3.29      0.67
Value Fund                         0.76      2.02      0.44
Value 25 Fund                     -0.35      1.90      0.36
Tax-Efficient Equity Fund          0.21      2.42      0.32
60/40 Portfolio                   -0.05      2.49      0.58
70/30 Portfolio                   -0.49      2.36      0.70
90/10 Portfolio                   -0.62      2.55      0.38

Distribution and Administrative Services Plans for Administrative Class Shares

     The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund and Portfolio. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the "Administrative Plans") with respect to the Administrative Class shares of each Fund and Portfolio except the Capital Appreciation and Small-Cap Growth Funds, which are not subject to such Administrative Distribution Plan.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund or Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds or Portfolios. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund or Portfolio; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund or Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Administrative Distribution Plan.

     Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

     Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Payments Pursuant to the Administrative Plans

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Trust paid qualified service providers an aggregate of $1,120,693, $502,216 and $132,422, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan.

     Of these aggregate totals, $602,519, $362,416 and $128,406, respectively, were paid pursuant to the Administrative Services Plan and/or the Administrative Distribution Plan for the Funds and Portfolios listed below and were allocated among the operational Funds and Portfolios as Follows:

                                    Year Ended   Year Ended    Year Ended
Fund                                 06/30/99     06/30/98      06/30/97
----                                 --------     --------      --------
Equity Income Fund                  $  29,362    $  25,885     $  16,938
Value Fund                             39,528       11,304             0
Small-Cap Value Fund                   40,618       22,930        12,276
Core Equity Fund                      176,827      211,557        79,366
Mid-Cap Equity Fund                     7,757        1,846             0
Mid-Cap Growth Fund                   234,913       64,116         4,723
Micro-Cap Growth Fund                   7,665        8,918         1,898
Enhanced Equity Fund                   41,681        9,207             0

International Developed Fund                   N/A       6,653      13,205
Renaissance Fund                               507         N/A         N/A
Growth Fund                                  1,939         N/A         N/A
Target Fund                                  1,725         N/A         N/A
Opportunity Fund                               633         N/A         N/A
International Fund                          17,126         N/A         N/A
Tax-Efficient Equity Fund                    2,213         N/A         N/A
60/40 Portfolio                                  9         N/A         N/A
70/30 Portfolio                                  9         N/A         N/A
90/10 Portfolio                                  9         N/A         N/A


      The additional portions of the aggregate totals, $518,174, $139,800 and $4,016, respectively, were paid pursuant to the Administrative Services Plan only for the Capital Appreciation, Emerging Markets and Small-Cap Growth Funds, and were allocated among these Funds as follows:

                                      Year Ended     Year Ended     Year Ended
Fund                                   06/30/99       06/30/98       06/30/97
----                                   --------       --------       --------
Capital Appreciation Fund             $ 514,736      $ 137,462      $   3,297
Emerging Markets Fund                       N/A          1,802            582
Small-Cap Growth Fund                     3,438            536            137

     The remaining Funds did not make payments under either Administrative Plan. The Administrative Plans were not in effect in prior fiscal years.

Plan for Class D Shares

     As described above under "Management of the Trust - Fund Administrator," the Trust's Administration Agreement includes a plan (the "Class D Plan") adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to .25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's Class D shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

     For the fiscal years ended June 30, 1999 and June 30, 1998, the Trust paid qualified service providers an aggregate of $22,580 and $353, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows:

                                  Year Ended      Year Ended
Fund                                6/30/99         6/30/98
----                               --------        --------
Capital Appreciation Fund          $   581        $   56
Mid-Cap Growth Fund                    606            63
Equity Income Fund                     325            56
Renaissance Fund                       309            63
Value Fund                             252            53
Tax-Efficient Equity Fund            1,843           N/A
Innovation Fund                     18,664            61

     The Portfolios do not offer Class D shares.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of the Trust's shares are discussed in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the headings "How to Buy Shares,"

"Exchange Privilege," and "How to Redeem," and in the Institutional Prospectus and the Institutional Portfolio Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value."

     Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     One or more classes of shares of the Funds and Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund or Portfolio, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund or Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     As described in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus and the Institutional Portfolio Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund or Portfolio for shares of the same class of any other Fund or Portfolio of the Trust that is available for investment, or any series of PIMS, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund or Portfolio. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund or Portfolio from which the exchange was made. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For example, the Trust currently limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund or Portfolio, subsequently exchanges those shares for shares of a different Fund or Portfolio and then exchanges back into the originally purchased Fund or Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund or Portfolio) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so as described in the Prospectus.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund or Portfolio not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds and Portfolios, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund or Portfolio.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, and $100,000 with respect to Institutional Class and Administrative Class shares. The Prospectuses may set forth higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of the account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds and Portfolios may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Fund Reimbursement Fees

     Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee (a "Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are deducted automatically from the amount invested or the amount to be received in connection with a redemption; the fees are not paid separately. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and no portion of such fees are paid to or retained by the Adviser, the Distributor or the Sub-Adviser. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions of shares acquired by such reinvestments are subject to Fund Reimbursement Fees.

     The purpose of Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of shares to investors (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thus insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption proceeds. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks), and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

     On July 1, 1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Parametric Transaction") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account managed by Parametric (the "EM Trust"), in exchange for the EM Trust's assets. The EM Trust's unit holders were divided into two categories: participants who pay taxes ("Taxable Participants") and participants that are non-taxable entities ("Non-Taxable Participants" and, together with the Taxable Participants, the "Participants"). Assets in the EM Trust equal in value to the value of the Taxable Participants' participation in the EM Trust were transferred to the Tax-Efficient Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. Assets in the EM Trust equal in value to the value of the Non-Taxable Participants' participation in the EM Trust were transferred to the Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. The Participants' interests in the EM Trust were then terminated and Institutional Class shares of the Tax-Efficient Structured Emerging Markets Fund were distributed to the Taxable Participants and Institutional Class shares of the Structured Emerging Markets Fund were distributed to the Non-Taxable Participants, in each case in proportion to each Participant's interest in the EM Trust. After the completion of the Parametric Transaction, the portfolio securities which were owned by the EM Trust became portfolio securities of the Funds (allocated to the Funds on a substantially pro-rata basis), to be held or sold as Parametric deems appropriate.

     Portfolio securities transferred to the Funds pursuant to the Parametric Transaction will have the same tax basis as they had when held by the EM Trust. Such securities have "built-in" capital gains if their market value at the time of the Parametric Transaction was greater than their tax basis (other securities may have "built-in" capital losses for tax purposes if their market value at the time of the Parametric Transaction was less than their tax basis). Built-in capital gains realized upon the disposition of these securities will be distributed to all Fund shareholders who are shareholders of record on the record date for the distribution, even if such shareholders were not Participants in the EM Trust prior to the Parametric Transaction. This means that investors purchasing Fund shares after the date of this Prospectus may be required to pay taxes on distributions that economically represent a return of a portion of the amount invested. For further information, see "Tax Consequences" in the Institutional Prospectus and "Taxation--Distributions" below.

     In connection with the Parametric Transaction, the Participants in the EM Trust will not be subject to Fund Reimbursement Fees with respect to any shares of these Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such Participant through June 30, 1998. Such Participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser and/or each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Because the Portfolios invest exclusively in Institutional Class shares of Underlying PIMCO Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying PIMCO Funds in which they invest.

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the following amounts of brokerage commissions were paid by the Funds and
Portfolios:

                                            Year           Year           Year
                                            Ended          Ended          Ended
Fund                                       6/30/99        6/30/98        6/30/97
----                                       -------        -------        -------
Equity Income Fund                         $   370,906    $   239,458   $   161,012
Value Fund                                     590,816        437,002       203,403
Small-Cap Value Fund                           973,236        810,211       146,551
Capital Appreciation Fund                    2,099,694      1,384,393       889,931
Mid-Cap Growth Fund                          1,648,830      1,115,609       634,436
Micro-Cap Growth Fund                          381,825        237,969       315,009
Small-Cap Growth Fund                          149,013         71,734       113,103
Enhanced Equity Fund                            34,926         61,193       196,460
Emerging Markets Fund                           94,539        238,241       591,312
International Developed Fund                   266,609        326,193       498,041
Balanced Fund                                  108,337         91,788       197,598
Core Equity Fund                               154,017        219,194       114,173
Mid-Cap Equity Fund                             53,303         44,404        31,940
Renaissance Fund*                            4,009,076      2,539,296       717,040
Growth Fund*                                 4,502,200      4,154,740     2,632,126
Target Fund*                                 3,661,375      5,577,623     2,584,198
Opportunity Fund*                            1,778,867      1,345,809     1,187,818
Innovation Fund*                               782,662        412,457       224,529
International Fund*                            556,950        785,827       748,412
International Growth Fund**                     77,095         26,179          N/A
Precious Metals Fund*                          105,266         98,635        81,251
Tax Exempt Fund*                                 N/A            N/A               0

Value 25 Fund                                              15,802            N/A             N/A
Tax-Efficient Equity Fund                                  28,136            N/A             N/A
Structured Emerging Markets Fund                           85,087            N/A             N/A
Tax-Efficient Structured Emerging Markets Fund            153,831            N/A             N/A
60/40 Portfolio                                             1,646            N/A             N/A
70/30 Portfolio                                               348            N/A             N/A
90/10 Portfolio                                                65            N/A             N/A
                                                      -----------    -----------     -----------

TOTAL                                                 $22,694,457    $20,217,955     $12,268,343


__________________

*Amounts for the year ending June 30, 1997 are for the period 1/18/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period from 12/31/97 through 6/30/98.

      For the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996, the following amounts of brokerage commissions were paid by the predecessors of the Funds listed below (each of which was a series of PAF during such periods and reorganized as a Fund of the Trust on January 17, 1997):

                               10/1/96            YEAR
                                  TO             ENDED
FUND                           1/17/97           9/30/96
----                           -------           -------
Renaissance Fund              $  363,501       $   993,617
Growth Fund                    1,064,573         2,985,777
Target Fund                    1,375,601         3,080,238
Opportunity Fund                 505,221         1,757,263
Innovation Fund                  105,556           228,473
International Fund               393,808         1,530,476
Precious Metals Fund              53,096            79,838
Tax Exempt Fund                        0                 0
                              ----------       -----------

TOTAL                         $3,861,356       $10,655,682

     The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Sub-Advisers receive research services from many broker-dealers with which the Adviser and Sub-Advisers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Sub-Advisers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Sub-Advisers receive such services.

     In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Sub-Advisers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Advisers may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     The Adviser or a Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

     SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Sub-Adviser by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

Portfolio Turnover

     A change in the securities held by a Fund is known as "portfolio turnover." With the exception of the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the
federal tax laws.   The use of futures contracts and other derivative
instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). To the extent portfolio turnover results in the realization of net short-term capital gains, such gains are generally taxed to shareholders at ordinary income tax rates. See "Taxation."

     The portfolio turnover rate of a Fund or Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund or Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and
(b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

     Because the Adviser does not expect to reallocate the Portfolio's assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates.

     Portfolio turnover rates for each Fund for which financial highlights for at least the past two fiscal years are available and are provided in the Prospectuses under "Financial Highlights" in the applicable Prospectus. The annual portfolio turnover rate for each of the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds is expected to be less than 40%. The annual portfolio turnover rate for each of the Structured Emerging Markets and International Growth Funds is expected to be less than 100% and for the Value 25 Fund is expected to be less than 150%. The annual portfolio turnover rate for the Mega-Cap Fund is expected to be approximately 70%.

     In connection with the change in Sub-Advisers of the Growth, Target, Opportunity, Innovation, Renaissance Core Equity, Mid-Cap Equity, and International Growth Funds, these Funds may experience increased turnover due to the differences, if any, between the portfolio management strategies of Columbus Circle and PIMCO Equity Advisors. See "Management of the Trust--Portfolio Management Agreements."


                                NET ASSET VALUE

     As indicated in the Prospectuses under the heading "How Fund Shares are Priced," the net asset value ("NAV") of a class of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

     Investments initially valued in foreign currencies are converted to U.S. dollars using foreign exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. The value of securities traded in foreign markets or denominated in foreign currencies may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy, redeem or exchange shares. In particular, calculation of the NAV of the International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

     Fund shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

     In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO Advisors or the relevant Sub-Adviser. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of classes of shares of the Funds and Portfolios with higher service and/or distribution fees applicable to such shares may be lower than the per share net asset value of the classes of shares with lower or no service and/or distribution fees as a result of the higher daily expense accruals of the service and/or distribution fees applicable to such classes. Generally, for Funds and Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's or Portfolio's classes.

     The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


                                   TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund or Portfolio.

     Each Fund and Portfolio intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund and Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test") and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's or Portfolio's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's or Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund or Portfolio controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund and Portfolio must distribute each taxable year an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. In addition, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income for purposes of the Qualifying Income Test if such gains are not directly related to investing in securities (or options and futures with respect to stock or securities). To date, such regulations have not been issued.

     In years when a Fund or Portfolio distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares.

     The proper tax treatment of income or loss realized by the Precious Metals Fund from the retirement or sale of a Metal-Indexed Note is unclear. The Precious Metals Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Precious Metals Fund.

Distributions

     As a regulated investment company, each Fund and Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund or Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund and Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund or Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund and Portfolio must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund or Portfolio in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund or Portfolio during January of the following year.

     Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund or Portfolio, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund and Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

     Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, if any, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt. While the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds seek to minimize taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

     Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains are taxable to shareholders (generally subject to a 20% tax rate for shareholders who are individuals) except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

     The tax status of each Fund and Portfolio and the distributions which it may make are summarized in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the captions
"Distributions" and "Taxes", and in the Institutional Prospectus and Institutional Portfolio Prospectus under the caption "Dividends, Distributions and Taxes." All dividends and distributions of a Fund or Portfolio, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return.

     A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

     Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains (generally subject to a 20% tax rate for shareholders who are individuals), regardless of how long the shareholder has held a Fund's or Portfolio's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. A Portfolio will not be able to offset gains realized by one Fund in which such Portfolio invests against losses realized by another Fund in which such Portfolio invests. A Portfolio's use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. A Fund's investment in other investment companies could therefore affect the amount, timing and character of distributions to shareholders of such Fund.

     Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund or Portfolio are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's or Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund or Portfolio reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's or Portfolio's net asset value also reflects unrealized losses.



Sales of Shares

     Upon the disposition of shares of a Fund or Portfolio (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Depending on a Portfolio's percentage ownership in an Underlying PIMCO Fund both before and after a redemption, a Portfolio's redemption of shares of such Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolio's tax basis in the shares of the Underlying PIMCO Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of a Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying PIMCO Funds directly.

Backup Withholding

     A Fund or Portfolio may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund or Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures, Forward Contracts and Swap Agreements

     To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including the Portfolios.

Passive Foreign Investment Companies

     Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Currency Transactions

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Sub-Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. Although a Portfolio may itself be entitled to a deduction for such taxes paid by an Underlying PIMCO Fund in which the Portfolio invests, the Portfolio will not be able to pass any such credit or deduction through to its own shareholders. In addition, a Fund which invests in other investment companies may not be able to pass any such credit or deduction for taxes paid by the underlying investment company through to its own shareholders.

Original Issue Discount and Pay-In-Kind Securities

     Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.



     Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Other Taxation

     Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, are not deductible by those regulated investment companies for purposes of calculating the income of certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). The shareholder's pro rata portion of such expenses will be treated as income to the shareholder and will be deductible by the shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund and Portfolio will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund and Portfolio qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund or Portfolio will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund or Portfolio.


                               OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund or Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or Portfolio.

     Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Net investment income from interest and dividends, if any, will be declared and paid monthly to shareholders of record by the 30/70 Portfolio. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Equity Income, Value and Renaissance Funds and the 60/40 Portfolio. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds and the 90/10 Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund or Portfolio will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's or Portfolio's property for all loss and expense of any shareholder of that Fund or Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund or Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Performance Information

     From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds or Portfolios. Information about a Fund's or Portfolio's performance is based on that Fund's (or its predecessor's) or Portfolio's record to a recent date and is not intended to indicate future performance.

     The total return of the classes of shares of the Funds and Portfolios may be included in advertisements or other written material. When a Fund's or Portfolio's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund or Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds) or Portfolio, as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund or Portfolio at the beginning of the relevant period to the redemption value of the investment in the Fund or Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

     The Funds and Portfolios may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund or Portfolio will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund or Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Fund's or Portfolio's actual net investment income for that period.

     Performance information is computed separately for each class of a Fund or Portfolio. Each Fund and Portfolio may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Equity Income, Value and Renaissance Funds and the 60/40 and 30/70 Portfolios may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund and Portfolio may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Equity Income, Value and Renaissance Funds and the 60/40 and 30/70 Portfolios) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's or Portfolio's net asset values and public offering prices will separately present each class of shares. The Funds and Portfolios also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Investment results of the Funds and Portfolios will fluctuate over time, and any representation of the Funds' or Portfolio's total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual and Semi-Annual Reports contain additional performance information for the Funds and Portfolios and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

Calculation of Yield

     Quotations of yield for certain of the Funds and Portfolios will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/ -1]
                      ---
                      cd

     where  a =  dividends and interest earned during the period,

            b =  expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     For the one month period ended September 30, 1999, the yields of the Equity Income, Value and Renaissance Funds and the 60/40 and 30/70 Portfolios were as follows (Class D shares were not offered during the period listed):

                        Institutional       Administrative
                        -------------       --------------
Fund                       Class                Class           Class A       Class B     Class C       Class D
----                       -----                -----           -------       -------     -------       --------
Equity Income Fund        3.37%                 3.12%           2.80%          2.19%       2.19%         2.96%
Value Fund                2.37%                 2.12%           1.87%          1.20%       1.20%         1.95%
Renaissance Fund          0.38%                 0.11%          -0.05%         -0.84%      -0.84%        -0.06%
60/40 Portfolio           4.53%                 4.28%           3.75%          3.20%       3.20%           N/A
30/70 Portfolio           5.39%                 5.14%           4.62%          4.08%       4.08%           N/A

     The yield of a Fund or Portfolio will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or Portfolio or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund's or Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's or Portfolio's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

     Quotations of average annual total return for a Fund or Portfolio, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund, Portfolio or class over periods of one, five, and ten years (up to the life of the Fund or Portfolio), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund, Portfolio or class expenses on an annual basis, and assume that
(i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds and Portfolios may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

     The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 1999. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

          Average Annual Total Return for Periods Ended June 30, 1999*

                                                                        Since
                                                                      Inception        Inception        Inception
Fund                  Class**             1 Year      5 Years          of Fund          Date of          Date of
                                                                     (Annualized)        Fund            Class
------------------------------------------------------------------------------------------------------------------
Equity Income       Institutional          12.56%       21.02%             16.89%       03/08/91         03/08/91
                   Administrative          12.31%       20.72%             16.61%                        11/30/94
                          Class A           6.08%       19.21%             15.66%                         1/20/97
                          Class B           6.50%       19.48%             15.71%                         1/20/97
                          Class C          10.31%       19.66%             15.58%                         1/20/97
                          Class D          12.21%       20.56%             16.45%                          4/8/98
------------------------------------------------------------------------------------------------------------------
Value               Institutional          12.30%       21.23%             17.09%       12/30/91         12/30/91
                   Administrative          11.91%       20.93%             16.79%                         8/21/97
                          Class A           5.78%       19.40%             15.75%                         1/13/97
                          Class B           6.17%       19.67%             15.83%                         1/13/97
                          Class C          10.06%       19.87%             15.77%                         1/13/97
                          Class D          12.00%       20.79%             16.65%                          4/8/98
------------------------------------------------------------------------------------------------------------------
Small-Cap Value     Institutional          -5.11%       15.78%             14.43%        10/1/91          10/1/91
                   Administrative          -5.40%       15.48%             14.14%                         11/1/95
                          Class A         -10.70%       14.03%             13.15%                         1/20/97
                          Class B         -10.75%       14.24%             13.22%                         1/20/97
                          Class C          -7.12%       14.48%             13.14%                         1/20/97
------------------------------------------------------------------------------------------------------------------
Capital             Institutional          10.57%       24.49%             19.51%         3/8/91           3/8/91
 Appreciation      Administrative          10.30%       24.18%             19.22%                         7/31/96
                          Class A           4.08%       22.61%             18.23%                         1/20/97
                          Class B           4.39%       22.94%             18.30%                         1/20/97
                          Class C           8.34%       23.10%             18.17%                         1/20/97
                          Class D          10.17%       24.00%             19.04%                          4/8/98
------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth      Institutional           0.33%       20.56%             16.91%        8/26/91          8/26/91
                   Administrative           0.31%       20.29%             16.63%                        11/30/94
                          Class A          -5.63%       18.73%             15.60%                         1/13/97
                          Class B          -5.58%       18.99%             15.67%                         1/13/97
                          Class C          -1.76%       19.20%             15.59%                         1/13/97
                          Class D           0.25%       20.16%             16.49%                          4/8/98
------------------------------------------------------------------------------------------------------------------
Micro-Cap           Institutional         -12.66%       19.33%             17.61%        6/25/93          6/25/93
 Growth            Administrative         -12.90%       19.03%             17.32%                          4/1/96

------------------------------------------------------------------------------------------------------------------
Small-Cap           Institutional         -14.99%       11.38%             16.99%         1/7/91           1/7/91
 Growth            Administrative         -15.26%       11.21%             16.76%                         9/27/95

------------------------------------------------------------------------------------------------------------------
Enhanced Equity     Institutional          17.95%       25.44%             17.73%        2/11/91          2/11/91
                   Administrative          17.63%       25.10%             17.42%                         8/21/97
------------------------------------------------------------------------------------------------------------------
International       Institutional          28.62%        N/A               44.97%       12/31/97         12/31/97
 Growth
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Core Equity         Institutional          26.35%       N/A                28.08%       12/28/94         12/28/94
                   Administrative          25.84%       N/A                27.73%                         5/31/95
------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity      Institutional          23.18%       N/A                24.24%       12/28/94         12/28/94
                   Administrative           %           N/A                  %                            8/21/97
------------------------------------------------------------------------------------------------------------------
Value 25            Institutional          N/A          N/A                -9.48%        7/10/98          7/10/98
                          Class A          N/A          N/A               -14.79%                         7/10/98
                          Class B          N/A          N/A               -14.93%                         7/10/98
                          Class C          N/A          N/A               -11.39%                         7/10/98
------------------------------------------------------------------------------------------------------------------
Structured          Institutional          29.21%       N/A                29.21%        6/30/98          6/30/98
 Emerging
 Markets
------------------------------------------------------------------------------------------------------------------
Tax-Efficient       Institutional          33.39%       N/A                33.39%        6/30/98          6/30/98
 Structured
 Emerging
 Markets
------------------------------------------------------------------------------------------------------------------

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

     ** For all Funds listed above, Class A, Class B, Class C, Class D and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), and may be paid by Class D (at a maximum rate of .25% per annum) and (ii) administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum) and Class D shares (a maximum differential of 0.40% per annum).

     The table below sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the Tax-Efficient Equity Fund, was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 1999. Accordingly, "Inception Date of Fund" for these Funds refers to the inception date of the PAF predecessor series. Since Class C shares were offered since the inception of each PAF series, total return presentations for periods prior to the Inception Date of the other classes (with the exception of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class shares of the Tax-Efficient Equity Fund) are based on the historical performance of Class C shares, adjusted to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees and administrative fee charges. As described below, performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class Shares of the Tax-Efficient Equity Fund are based on the historical performance of Class A shares.

         Average Annual Total Return for Periods Ended June 30, 1999*

                                                                                    Since
                                                                                  Inception      Inception    Inception Date
                                                                                   of Fund     Date of Fund      of Class
Fund               Class***                 1 Year       5 Years      10 Years   (Annualized)
-------------------------------------------------------------------------------------------------------------------------------
Renaissance**             Class A            3.90%       21.45%        14.26%(#)     14.22%(#)    4/18/88           2/1/91
                          Class B            4.22%       21.71%        14.31%        14.26%                        5/22/95
                          Class C            8.17%       21.91%        14.05%        13.94%                        4/18/88
                          Class D           10.01%       22.84%(#)     14.91%(#)     14.80%(#)                      4/8/98
                    Institutional           10.24%(#)    23.28%(#)     15.34%(#)     15.24%(#)                    12/30/97
                   Administrative            9.91%(#)    22.96%(#)     15.05%(#)     14.94%(#)                     8/31/98
-------------------------------------------------------------------------------------------------------------------------------
Growth                    Class A           12.13%       22.65%        17.13%(#)     18.35%(#)    2/24/84         10/26/90
                          Class B           12.72%       22.93%        17.19%        18.39%                        5/23/95
                          Class C           16.76%       23.11%        16.93%        17.91%                        2/24/84
                          Class D           18.64%(#)    24.02%(#)     17.80%(#)     18.79%(#)                      4/1/99
                    Institutional           19.11%(#)    24.51%(#)     18.27%(#)     19.26%(#)                      4/1/99
                   Administrative           18.86%       24.21%        17.98%        18.97%
-------------------------------------------------------------------------------------------------------------------------------
Target                    Class A            9.33%       20.41%          N/A         18.47%      12/17/92         12/17/92
                          Class B            9.93%       20.69%          N/A         18.62%                        5/22/95
                          Class C           13.86%       20.87%          N/A         18.60%                       12/17/92
                    Institutional           16.17%(#)    22.37%(#)       N/A         20.06%(#)                      4/1/99
                   Administrative           15.88%(#)    22.07%(#)       N/A         19.77%(#)                      4/1/99
-------------------------------------------------------------------------------------------------------------------------------
Opportunity               Class A           -1.74%       14.50%        17.18%(#)     17.08%(#)    2/24/84         12/17/90
                          Class B           -0.95%       14.72%        17.25%        17.11%                         4/1/99
                          Class C            2.36%       14.94%        16.99%        16.65%                        2/24/84
                    Institutional            4.42%(#)    16.27%(#)     18.33%(#)     17.99%(#)                      4/1/99
                   Administrative            4.21%(#)    15.99%(#)     18.04%(#)     17.70%(#)                      4/1/99
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Innovation                Class A           52.48%         N/A           N/A         36.53%      12/22/94         12/22/94
                          Class B           55.17%         N/A           N/A         37.07%                        5/22/95
                          Class C           59.20%         N/A           N/A         37.21%                       12/22/94
                          Class D           61.62%         N/A           N/A         38.30%                         4/8/98
                    Institutional           61.96%(#)      N/A           N/A         38.79%(#)                      3/5/99
                   Administrative           61.60%(#)      N/A           N/A         38.45%(#)                 Not yet offered
-------------------------------------------------------------------------------------------------------------------------------
International**           Class A           -9.57%        3.73%         6.00%(#)      6.86%(#)    8/25/86           2/1/91
                          Class B           -9.42%        3.79%         6.06%         6.90%                        5/22/95
                          Class C           -6.01%        4.10%         5.80%         6.53%                        8/25/86
                    Institutional           -3.89%(#)     5.34%(#)      7.04%(#)      7.77%(#)                     9/30/98
                   Administrative           -4.43%(#)     5.01%(#)      6.74%(#)      7.48%(#)                     9/30/98
-------------------------------------------------------------------------------------------------------------------------------
Precious                  Class A          -11.23%      -16.83%        -6.10%(#)     -6.45%(#)   10/10/88           2/1/91
 Metals**                 Class B          -11.43%      -16.95%        -6.06%        -6.42%                        6/15/95
                          Class C           -7.64%      -16.63%        -6.34%        -6.72%                       10/10/88
-------------------------------------------------------------------------------------------------------------------------------
Tax-Efficient             Class A             N/A                                     9.55%       7/10/98          7/10/98
 Equity                   Class B             N/A                                    10.10%                        7/10/98
                          Class C             N/A                                    14.10%                        7/10/98
                          Class D             N/A                                    15.90%                        7/10/98
                    Institutional             N/A                                    16.35%(#)                 Not yet offered
                   Administrative             N/A                                    16.10%                        9/30/98
-------------------------------------------------------------------------------------------------------------------------------

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** The investment objective and policies of the Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals Fund were changed effective November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

*** Class A, Class B, Class D, Institutional Class and Administrative Class total return presentations for the Funds listed for periods prior to the Inception Date of the particular class of a Fund (with the exception of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class shares of the Tax-Efficient Equity Fund) reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class.
These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), may be paid by Class D (at a maximum rate of .25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which are lower than Class C charges for the Institutional and Administrative Classes (a maximum differential of .15% per annum) and higher for Class D (a maximum differential of .25% per annum). (Administrative fee charges are the same for Class A, B and C shares.) Performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class Shares of the Tax-Efficient Equity Fund are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted classes of the noted Funds resulted in performance for the period shown which is higher than if the historical Class C or Class A share performance (i.e., the older class used for prior periods) were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes' actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower
                                                      ---
operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

                 Total Return for Periods Ended June 30, 1999
            (with no adjustment for operating expenses of the noted classes for periods prior to their inception dates)

     ---------------------------------------------------------------------------------
                                                                       Since Inception
                                                                           of Fund
        Fund                Class        1 Year   5 Years   10 Years     (Annualized)
     ---------------------------------------------------------------------------------
     Renaissance               Class A       --        --      14.12%       14.01%
                               Class D       --     22.16%     14.16%       14.04%
                         Institutional    10.24%    22.30%     14.23%       14.10%
                        Administrative     9.72%    22.05%     14.11%       14.00%
     ---------------------------------------------------------------------------------
     Growth                    Class A       --        --      17.01%       17.97%
                         Institutional    18.10%    23.18%     16.96%       17.93%
                        Administrative    18.06%    23.17%     16.96%       17.93%
     ---------------------------------------------------------------------------------
     Target              Institutional    15.82%    21.91%        --        19.61%
                        Administrative    15.75%    21.90%        --        19.60%
     ---------------------------------------------------------------------------------
     Opportunity               Class A       --        --      17.06%       16.69%
                         Institutional     3.50%    15.01%     17.02%       16.67%
                        Administrative     3.50%    15.01%     17.02%       16.67%
     ---------------------------------------------------------------------------------
     Innovation          Institutional    61.53%       --         --        38.28%
                        Administrative         %       --         --             %
     ---------------------------------------------------------------------------------
     International             Class A       --        --       5.87%        6.59%
                         Institutional   - 4.20      4.31%      5.90%        6.61%
                        Administrative   - 4.66      4.21%      5.85%        6.57%
     ---------------------------------------------------------------------------------
     Precious Metals           Class A       --        --           %            %
     ---------------------------------------------------------------------------------
     Tax-Efficient       Institutional       --        --         --        15.90%
     Equity
     ---------------------------------------------------------------------------------


     The following table sets forth the average annual total return of each class of shares of the Portfolios for periods ended June 30, 1999. Total return presentations for periods prior to the Inception Date of Institutional Class and Administrative Class shares are based on the historical performance of Class A shares (which were offered since the inception of the Portfolios), adjusted to reflect that there are no sales charges associated with Institutional Class and Administrative Class shares and any different operating expenses associated with these newer classes, such as lower 12b-1 distribution and servicing fees and/or administrative fee charges.

       Average Annual Total Return for Periods Ended June 30, 1999*

     ---------------------------------------------------------------------------------------
                                                Since Inception   Inception     Inception
                                                  of Portfolio     Date of     Date of Class
        Portfolio          Class**      1 Year    (Annualized)    Portfolio
     ---------------------------------------------------------------------------------------
     90/10 Portfolio           Class A   N/A          16.91%       9/30/98        9/30/98
                               Class B   N/A          18.03%                      9/30/98
                               Class C   N/A          22.03%                      9/30/98
                         Institutional   N/A          24.17%(#)                    3/1/99
                        Administrative   N/A          23.94%(#)                    3/1/99
     ---------------------------------------------------------------------------------------
     60/40 Portfolio           Class A   N/A           9.17%       9/30/98        9/30/98
                               Class B   N/A           9.83%                      9/30/98
                               Class C   N/A          13.82%                      9/30/98
                         Institutional   N/A          15.95%(#)                    3/1/99
                        Administrative   N/A          15.74%(#)                    3/1/99
     ---------------------------------------------------------------------------------------
     30/70 Portfolio           Class A   N/A           2.11%       9/30/98        9/30/98
                               Class B   N/A           1.29%                      9/30/98
                               Class C   N/A           5.27%                      9/30/98
                         Institutional   N/A           7.32%(#)                    3/1/99
                        Administrative   N/A           7.12%(#)                    3/1/99
     ---------------------------------------------------------------------------------------

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Portfolio Prospectus.

** Institutional Class and Administrative Class total return presentations for the Portfolios for periods prior to the Inception Date of these classes reflect the prior performance of Class A shares, adjusted to reflect that there are no sales charges associated with Institutional Class and Administrative Class shares. The adjusted performance also reflects any different operating expenses associated with the newer classes. These include (i) 12b-1 distribution and servicing fees, which are the same for Class A and the Administrative Class but are not paid by the Institutional Class and (ii) administrative fee charges, which are lower than Class A charges for the Institutional and Administrative Classes (a differential of .30% per annum).

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted classes of the Portfolios resulted in performance for the period shown which is higher than if the historical Class A share performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the newer classes with lower operating expenses were calculated by essentially tacking to such classes' actual performance the actual performance (with adjustment for actual sales charges) of Class A shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of Class A shares adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower
                                                            ---
operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

                 Total Return for Periods Ended June 30, 1999
            (with no adjustment for operating expenses of the noted classes for periods prior to their inception dates)

               -----------------------------------------------------------
                                                          Since Inception
                                                            of Portfolio
                  Portfolio          Class**      1 Year    (Annualized)
               -----------------------------------------------------------
               90/10 Portfolio     Institutional   N/A         23.89%
                                  Administrative   N/A         23.79%
               -----------------------------------------------------------
               60/40 Portfolio     Institutional   N/A         15.11%
                                  Administrative   N/A         15.08%
               -----------------------------------------------------------
               30/70 Portfolio     Institutional   N/A         7.08%
                                  Administrative   N/A         6.99%
               -----------------------------------------------------------


     Performance information for a Fund or Portfolio may also be compared to:
(i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Sub-Advisers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Sub-Advisers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Sub-Advisers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or Portfolios, the Adviser or the Sub-Advisers, should be considered in light of the Funds' or Portfolios' investment objectives and policies, characteristics and quality, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.


     The total return of each class (and yield of each class in the case of the Renaissance Fund and the 30/70 Portfolio) may be used to compare the performance of each class of a Fund's or Portfolio's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

     The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 380 industrial, 10 transportation, 39 utilities and 71 financial services concerns. The S&P 500 represents about 73% of the market value of all issues traded on the New York Stock Exchange.

     The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of February 26, 1999, approximately 25% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 73% were stocks listed on the New York Stock Exchange and 2% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.54 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

     The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

     The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

     The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

     BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

     From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five- and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1998, the U.S. equity market capitalization represented approximately 40% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

     From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds and Portfolios, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1973 through 1998 (as well as a cumulative return and average annual return for this period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.

                                                             Consumer Price
Period                    S&P 500        Treasury Bills          Index
------                    -------        --------------      --------------
1973                       -14.7              6.9                 8.8
1974                       -26.5              8.0                12.2
1975                        37.2              5.8                 7.0
1976                        23.8              5.0                 4.8
1977                        -7.2              5.1                 6.8
1978                         6.5              7.2                 9.0
1979                        18.4             10.4                13.3
1980                        32.4             11.2                12.4
1981                        -4.9             14.7                 8.9
1982                        21.4             10.5                 3.8
1983                        22.5              8.8                 3.8
1984                         6.3              9.9                 3.9
1985                        32.2              7.7                 3.8
1986                        18.5              6.1                 1.1
1987                         5.2              5.5                 4.4
1988                        16.8              6.3                 4.4
1989                        31.5              8.4                 4.6
1990                        -3.2              7.8                 6.1
1991                        30.5              5.6                 3.1
1992                         7.7              3.5                 2.9
1993                        10.1              2.9                 2.7
1994                         1.3              3.9                 2.7
1995                        37.4              5.6                 2.7
1996                        23.1              5.2                 3.3
1997                        33.4              5.3                 1.7
1998                        28.6              4.9                 1.6
-----------------------------------------------------------------------------
Cumulative Return
1973-1998                2,667.2%           478.0%              285.6%
-----------------------------------------------------------------------------
Average Annual Return
1973-1998                   13.6%             7.0%                5.3%
-----------------------------------------------------------------------------

     The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

          P\\t\\ =  [ 1- rd  ]
                        ---
                    [   360  ]
                  where,
                  r = decimal yield on the bill at time t (the average of bid and ask quotes); and
                  d =  the number of days to maturity as of time t.

     Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 1998 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).

                           Small      Mid-Size     Large
Period                   Companies   Companies   Companies
------                   ---------   ---------   ---------
1981 (2/28 -12/31)           1.8        10.6        -2.5
1982                        25.0        22.7        21.4
1983                        29.1        26.1        22.5
1984                        -7.3         1.2         6.3
1985                        31.1        36.0        32.2
1986                         5.7        16.2        18.5
1987                        -8.8        -2.0         5.2
1988                        24.9        20.9        16.8
1989                        16.2        35.6        31.5
1990                       -19.5        -5.1        -3.2
1991                        46.1        50.1        30.5
1992                        18.4        11.9         7.7
1993                        18.9        14.0        10.1
1994                        -1.8        -3.6         1.3
1995                        28.4        30.9        37.6
1996                        16.5        19.2        22.9
1997                        22.8        32.3        33.4
1998                        -2.6        19.1        28.6
-----------------------------------------------------------
Cumulative Return
2/28/81-12/31/98           710.5%    1,784.5%    1,616.9%
-----------------------------------------------------------
Average Annual Return
2/28/81-12/31/98            12.4%       17.9%       17.3%
-----------------------------------------------------------


     From time to time, the Trust may use, in its advertisements and other information relating to the Precious Metals Fund, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1988 through 1998 (as well as cumulative return and average annual return for this period) for an all-stock portfolio (using the S&P 500), an all-bond portfolio (using the Ibbotson's Long-Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500, 45% in bonds comprising the Ibbotson's Long-Term Corporate Bond Index and 10% in stocks comprising the Philadelphia Gold & Silver Index.

         Return and Cumulative Values of Stocks, Bonds, Savings Rates
          vs. Balanced Portfolio (Assuming Rebalancing at Year-Ends)
          ----------------------------------------------------------

                                ANNUAL RETURNS
                                --------------

              Small Co.   S&P 500   LT. Corp.
               Stocks      Stocks     Bonds     T-Bills   Gold Index   Balanced*
               ------      ------     -----     -------   ----------   --------
1988            22.87%    16.81%      10.70%     6.35%     -20.70%       9.03%
1989            10.18%    31.49%      16.23%     8.37%      37.83%      26.43%
1990           -21.56%    -3.17%       6.78%     7.83%     -19.09%      -0.97%
1991            44.63%    30.55%      19.89%     5.59%     -16.75%      21.71%
1992            23.35%     7.67%       9.39%     3.51%     -11.75%       5.07%
1993            20.98%     9.99%      13.17%     2.89%      85.01%      23.46%
1994             3.11%     1.31%      -5.76%     3.90%     -17.12%      -3.12%
1995            34.46%    37.43%      27.20%     5.60%      10.14%      29.01%
1996            17.62%    23.07%       1.40%     5.21%      -3.05%      10.46%
1997            22.78%    33.36%      12.95%     5.26%     -36.45%      17.19%
1998            -7.31%    28.58%      10.76%     4.86%     -12.43%      16.46%

Standard
Deviation       17.80%    13.34%       8.37%     1.60%      32.69%      10.35%
88-98

Cumulative
88-98           325.3%    575.6%      210.2%     78.0%     -40.8%      349.5%

Annualized
88-98            19.0%     17.8%       10.8%      5.4%      -4.7%       12.4%

_______________________


*Balanced:
 --------
Stocks        45%
Bonds         45%
Gold          10%
Small Co.      0%
T-Bills        0%


     From time to time, the Trust may use, in its advertisements and other information, data concerning the average price-to-earnings ("P/E") ratios of "Value Stocks" and "Growth Stocks." For these purposes, the P/E ratios of Value Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Value Index, and the P/E ratios of Growth Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Growth Index. Both the Russell 1000 Value Index and Russell 1000 Growth Index are unmanaged indexes, and it is not possible to invest directly in either index. The table below sets forth the average P/E ratio of Value Stocks and the Average P/E ratio of Growth Stocks for the period beginning December 31, 1992 and ending March 31, 1999.

                               Average P/E ratio
                               -----------------
Period
Ending              Growth Stocks       Value Stocks
------              -------------       ------------
12/31/92               21.76                21.40
3/31/93                21.59                22.36
6/30/93                20.86                21.41
9/30/93                20.25                21.05
12/31/93               18.33                17.84
3/31/94                18.07                17.69
6/30/94                16.70                16.31
9/30/94                15.98                15.28
12/31/94               15.98                14.97
3/31/95                15.80                14.62
6/30/95                16.50                14.87
9/30/95                17.85                16.17
12/31/95               17.91                15.82
3/31/96                18.24                16.07
6/30/96                18.57                15.93
9/30/96`               18.88                15.80
12/31/96               20.45                17.03
3/31/97                20.28                16.78
6/30/97                22.85                18.44
9/30/97                23.80                19.60
12/31/97               22.93                19.06
3/31/98                26.46                21.32
6/30/98                26.55                20.69
9/30/98                25.77                19.31
12/31/98               31.31                22.92
3/31/99                39.46                24.33

     Advertisements and information relating to the Growth Fund may use data comparing the performance of a hypothetical investment in Growth Stocks, Value Stocks, "Bonds" and "Savings Accounts." For these purposes, the performance of an investment in "Bonds" is measured by the Lehman Aggregate Bond Index, an unmanaged index representative of the U.S. taxable fixed income universe. It is not possible to invest in this index. The performance of an investment in "Savings Accounts" is measured by the return on 3-month U.S. Treasury bills. Similarly, advertisements and information relating to the Renaissance Fund may use data comparing the performance of a hypothetical investment in "Stocks," Bonds and Savings Accounts. For these purposes, the performance of the investment in "Stocks" is measured by the S&P 500, while the performance of Bonds and Savings Accounts is measured as discussed above. The table below sets forth the value at March 31, 1999 of a hypothetical $10,000 investment in Stocks, Growth Stocks, Value Stocks, Bonds and Savings Accounts made at March 31, 1979.


Asset Category      March 31, 1999 Value of $10,000 Investment made at March 31, 1979
--------------      -----------------------------------------------------------------
Growth Stocks                           $ 247,076
Value Stocks                            $ 231,697
Stocks                                  $ 126,624
Bonds                                   $  67,584
Savings Accounts                        $  39,985


          Advertisements and information may compare the average annual total return of the Growth, Renaissance and Innovation Funds with that of the Lipper Growth Fund Average, Lipper Equity Income Fund Average and Lipper

Science & Technology Fund Average, respectively. The Innovation Fund may also be compared to the S&P 500. The Lipper Growth Fund Average is a total-return performance average of funds that are tracked by Lipper, Inc. and have an investment objective of long-term growth. The Lipper Equity Income Fund Average is a total-return performance average of funds tracked by Lipper that have an investment objective of income and growth through investment in stocks. The Lipper Science and Technology Fund Average is a total-return performance average of funds tracked by Lipper with an investment objective of capital appreciation through investment in technology-oriented companies. None of the averages take into account sales charges. It is not possible to invest directly in the averages. The average annual total return of the Growth Fund, the Renaissance Fund, the Innovation Fund, the Lipper Growth Fund Average, the Lipper Equity Income Fund Average and the Lipper Science and Technology Fund Average are set forth below. The inception date of the Growth and Opportunity Funds is February 24, 1984. The inception date of the Innovation Fund is December 27, 1994. The inception date of the Mid-Cap Growth Fund is August 26, 1991.

                                                Average Annual Total Return
                                                (for periods ending 3/31/99)
                                     --------------------------------------------------
                                                                                Fund
                                     1 Year   3 Years   5 Years   10 Years   Inception
                                     -------  --------  --------  ---------  ----------
Growth Fund                            29.0%     27.4%     23.6%      19.4%       19.1%
Lipper Growth Fund Average             13.6%     21.7%     20.4%      16.3%       15.6%

Renaissance Fund                        5.5%     23.9%     20.7%      15.0%         --
Lipper Equity Income Fund Average       0.7%     16.9%     17.2%      13.6%         --

Innovation Fund                        68.7%     39.0%       --         --        38.3%
Lipper Science and Technology          52.3%     27.3%       --         --        27.4%
  Fund Average
S&P 500                                18.5%     28.1%       --         --        30.0%

Opportunity Fund                         --        --        --       17.6%       16.9%
Lipper Capital Appreciation              --        --        --       13.6%       12.8%
  Fund Average

Target Fund                            12.6%     17.5%     19.0%        --        18.8%
Lipper Mid-Cap Fund                     0.2%     14.0%     15.8%        --        14.0%
  Average

Capital Appreciation Fund                --      23.2%    `22.0%        --        18.9%
Lipper Capital Appreciation              --      15.1%     16.5%        --        14.4%
  Fund Average

Mid-Cap Growth Fund                      --      14.9%     16.8%        --        15.7%
Lipper Capital Appreciation              --      14.0%     15.8%        --        14.2%
  Fund Average


     From time to time, the Trust may use, in its advertisements and other information, data comparing the average annual total return of "Small-Caps," which are stocks represented by the Ibbotson's Small Company Stock Total Return Index, and "Large-Caps," which are stocks represented by the Ibbotson's Large Company Stock Total Return Index. Both indexes are unmanaged indexes, and it is not possible to invest directly in either index. For example, for the period from December 31, 1925 through December 31, 1998, the average annual total return of Small-Caps was 12.4%, and for Large-Caps was 11.2%.


     Advertisements and other information and other information relating to the Funds may list the annual total returns of certain asset classes during specified years. In such advertisements, the return of "Small Company
Stocks"
will be measured by a one-bond portfolio with a 5-year maturity as measured by Ibbotson Associates. The following table sets for the average return of these asset classes for the specified years.

                 Domestic Asset Class               Annual Total Return
                ---------------------               -------------------
1990            Intermediate-Term Government Bonds        +9.7%
1991            Small Company Stocks                     +22.9%
1992            Small Company Stocks                     +31.5%
1993            Small Company Stocks                     +21.0%
1994            U.S. Treasury Bills                       +3.9%
1995            Large Company Stocks                     +37.4%
1996            Large Company Stocks                     +23.0%
1997            Large Company Stocks                     +33.4%
1998            Large Company Stocks                     +28.6%

     Advertisements and other information relating to the Innovation Fund may include information pertaining to the number of home internet subscriptions and cellular phone users and sales of personal computers.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1997/1998 costs of college (using tuition and fees only) and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

Start      Public     Private   Start  Public   Private
Year       College    College   Year   College  College
---------  ---------  --------  -----  -------  -------
1997         $13,015   $57,165   2005  $16,487  $72,415
1998         $13,406   $58,880   2006  $16,982  $74,587
1999         $13,808   $60,646   2007  $17,491  $76,825
2000         $14,222   $62,466   2008  $18,016  $79,130
2001         $14,649   $64,340   2009  $18,557  $81,504
2002         $15,088   $66,270   2010  $19,113  $83,949
2003         $15,541   $68,258   2011  $19,687  $86,467
2004         $16,007   $70,306   2012  $20,278  $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each category* during the period from 1974 through 1998 was:


                Stocks:   14.9%
                Bonds:     9.9%

                T-Bills:    7.0%
                Inflation:  5.2%

     * Returns of unmanaged indexes do not reflect past or future performance of any of the Funds or Portfolios of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 20 years from 1979 through 1998, the average annual return of stocks comprising the Ibbotson's Large Company Stock Total Return Index ranged from -4.91% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from - 1.00 to 28.19 over the same period. The average annual returns of each investment category* for each of the years from 1979 through 1998 is set forth in the following table.

                                                           MIXED
 YEAR     STOCKS     BONDS     T-BILLS     INFLATION     PORTFOLIO
------    -------    ------    --------    ----------    ----------
1979       18.44%    -4.18%      10.38%        13.31%         7.78%
1980       32.42%     2.61%      11.24%        12.40%        14.17%
1981       -4.91%    -0.96%      14.71%         8.94%         0.59%
1982       21.41%    43.79%      10.54%         3.87%        28.19%
1983       22.51%     4.70%       8.80%         3.80%        12.64%
1984        6.27%    16.39%       9.85%         3.95%        11.03%
1985       32.16%    30.90%       7.72%         3.77%        26.77%
1986       18.47%    19.85%       6.16%         1.13%        16.56%
1987        5.23%    -0.27%       5.46%         4.41%         3.08%
1988       16.81%    10.70%       6.35%         4.42%        12.28%
1989       31.49%    16.23%       8.37%         4.65%        20.76%
1990       -3.17%     6.87%       7.52%         6.11%         2.98%
1991       30.55%    19.79%       5.88%         3.06%        21.31%
1992        7.67%     9.39%       3.51%         2.90%         7.53%
1993       10.06%    13.17%       2.89%         2.75%         9.84%
1994        1.31%    -5.76%       3.90%         2.67%        -1.00%
1995       37.40%    27.20%       5.60%         2.70%        26.90%
1996       23.10%     1.40%       5.20%         3.30%        10.84%
1997       33.40%    12.90%       7.10%         1.70%        19.94%
1998       28.58%    10.76%       4.86%         1.61%        16.70%

         * Returns of unmanaged indexes do not reflect past or future performance of any of the Funds or Portfolios of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions.
         Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

      Investment        Annual            Total          Total
      Period            Contribution      Contribution   Saved
      ------            ------------      ------------   -----
      30 Years          $ 1,979            $ 59,370     $200,000
      25 Years          $ 2,955            $ 73,875     $200,000
      20 Years          $ 4,559            $ 91,180     $200,000
      15 Years          $ 7,438            $111,570     $200,000
      10 Years          $13,529            $135,290     $200,000

      This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund or Portfolio of PIMCO Funds: Multi-Manager Series. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds or Portfolio of PIMCO Funds:
      Multi-Manager Series should be aware that certain of the Funds and Portfolios of PIMCO Funds: Multi-Manager Series have experienced and may experience in the future periods of negative growth.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1998:

                                    % of Income for Individuals
                                  Aged 65 Years and Older in 1997*
                                  -------------------------------

                                  Social Security
                Year              and Pension Plans        Other
                ----              -----------------        -----
                1997                    43%                57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds and Portfolios may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Sub-Advisers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Sub-Advisers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds and Portfolios.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds or Portfolios over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Sub-Advisers who assist with portfolio management and research activities on behalf of the Funds.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMS which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Sub-Advisers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Year 2000 Readiness Disclosure

     Many of the world's computer systems may be unable to correctly recognize, interpret or use dates beyond the year 1999 (the "Year 2000 Problem"). This inability might lead to significant business disruptions. PIMCO Advisors and Pacific Investment Management, which serves as sub-administrator to the Funds and Portfolios, are taking steps to ensure that their computer systems will function properly. PIMCO Advisors has designated a team of information and business professionals (the "Year 2000 Team") to address the Year 2000 Problem and has developed a written "Year 2000 Plan."

     The Year 2000 Plan consists of five general phases: Awareness, Assessment, Remediation, Testing and Implementation. The Year 2000 Plan and budget were prepared and approved by PIMCO Advisors' Management Board on July 21, 1998. During the Awareness phase, the Year 2000 Team informed the employees of the Adviser and its subsidiaries, including their highest levels of management, about the Year 2000 Problem. During the Assessment phase, the Year 2000 Team prepared an inventory of information technology ("IT") and non-IT systems used by the Adviser, its subsidiaries and Pacific Investment Management. Systems were classified as software, hardware or embedded chips. Separately, systems were also classified as mission critical or non-mission critical. As the inventory was compiled and verified, each system was preliminarily assessed for Year 2000 compliance. This preliminary assessment was made by obtaining manufacturers' representations that a given product is Year 2000 compliant or other evidence of compliance. Systems for which no such evidence can be obtained were identified as candidates for correction or replacement ("Remediation"). During the Remediation phase, software, hardware and embedded chips identified during the Assessment phase to be non-Year 2000 compliant are corrected or replaced. Necessarily, further corrections and replacements may need to be made after the Remediation phase has been completed as a result of problems identified during the Testing phase or otherwise. During the Testing phase, the Adviser performs internal testing, point-to-point testing and industry testing programs. Testing generally will be performed in order of criticality, with mission-critical systems receiving the highest priority. PIMCO Advisors does not plan to test non-mission critical systems that are not used in its business (e.g., software applications incidently installed on PCs). Several subsidiaries of the Adviser plan on participating in the Securities Industry Association industry-wide testing forum. During the Implementation phase, systems that have been tested and identified as being Year 2000 compliant are put into normal business operation and contingency plans are finalized.

     As with all investment advisers, the business operations of the Adviser, its investment advisory subsidiaries and Pacific Investment Management are heavily dependent upon a complete worldwide network of financial systems that utilize date fields. The ability of the Adviser, its investment advisory subsidiaries and Pacific Investment Management to endure any adverse effects of the transition to the Year 2000 are highly dependent upon the efforts of third parties, particularly issuers, brokers, dealers and custodians. The failure of third party organizations to resolve their own processing issues with respect to the Year 2000 Problem in a timely manner could have a material adverse effect on the Adviser's business. As of the date of this Statement of Additional Information, the management of each of the Adviser, its investment advisory subsidiaries and Pacific Investment Management believes that the transition to the Year 2000 will not have a material adverse effect on its business or operations. However, complications as yet unidentified may arise in internal or external systems or with data providers, other securities firms or institutions, issuers, counterparties or other entities or even with general economic conditions related to the Year 2000 Problem. The Year 2000 problem may be particularly acute with respect to foreign markets and securities of foreign issuers in which the Funds invest due to a potential lack of Year 2000 compliance efforts in foreign markets or by foreign companies. Although the Adviser's efforts and expenditures in connection with the Year 2000 Problem are substantial, there can be no assurances that shareholders of the Funds and Portfolios will not suffer from disruptions or adverse results arising as a consequence of the Year 2000 Problem.

Compliance Efforts Related to the Euro

     Another potential computer system problem may arise in conjunction with the recent introduction of the euro. Whether introducing the euro to financial companies' systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

      Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds and Portfolios have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund and Portfolio separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds and Portfolios, then only shareholders of the Fund(s) or Portfolio(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund or Portfolio will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     To avoid potential conflicts of interest, the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio will vote shares of each Underlying PIMCO Fund which they own in proportion to the votes of all other shareholders in the Underlying PIMCO Fund.

Certain Ownership of Trust Shares

     As of October 5, 1999, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and Portfolio and of the Trust as a whole. As of October 5, 1999, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

                                                              SHARES OF             PERCENT
                                                              BENEFICIAL              OF
                                                              OWNERSHIP              CLASS
                                                        --------------------    --------------
PIMCO EQUITY INCOME FUND

INSTITUTIONAL
Bank of New York Western Trust Co.                           1,457,566.558             18.71%
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

AM Castle & Co Employees Pension Plan                        1,135,389.199             14.57%
Equity Segment A/C #22-39912
P.O. Box 92956
Chicago, Illinois  60675-2956

Miter & Co.                                                    831,019.074             10.67%
C/O Marshall & Ilsley Trust Co. (Plymouth Tube)
P.O. Box 2977
Milwaukee, Wisconsin  53201

Northern Trust Company as Trustee for                          723,582.289              9.29%
Brush Wellman Inc.
P.O. Box 92956
Chicago, Illinois  60675-0001

Bank of America NT&SA as Trustee for                           636,321.301              8.17%
Mazda Motor of America
P.O. Box 3577, Terminal Annex
Los Angeles, California  90051-1577

ADMINISTRATIVE
First Union National Bank  **                                  630,912.392             68.25%
401 S. Tyon Street, FRB-3
CMG Fiduciary Operations Funds Group
Mail Code CMG-2-1151
Charlotte, North Carolina  28288-1151

Invesco Trust Co. TTEE                                         150,895.226             16.32%
Pasco Acquisition Inc. & Affiliates 401k Plan
P.O. Box 77405
Atlanta, Georgia  30357

Invesco Trust Co. TTEE FBO                                     106,755.707             11.55%
Lykes Retirement Savings Plan
P.O. Box 77405
Atlanta, Georgia  30357

CLASS A
Carn & Co. **                                                  223,467.457             19.74%
USI Insurance Services Corporation
401(k) Plan
P.O. Box 96211
Washington, D.C.  20090-6211

Merrill Lynch Pierce Fenner & Smith Inc. **                    103,035.833              9.10%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Khosrow B. Semnani                                              82,009.123              7.24%
P.O. Box 3508
Salt Lake City, Utah  84110-3508

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                    179,934.176             12.52%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                    152,969.095              9.50%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest **                         7,956.746            100.00%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO VALUE FUND

INSTITUTIONAL
Pacific Life Insurance Company                               2,265,813.598             47.56%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

CMTA-GMPP & Allied Workers Pension Trust                       632,170.416             13.27%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local #19 Pension Trust                                    399,441.558              8.39%
Attn: Allied Administrators Inc.
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                                        295,793.030              6.21%
Attn:  Michele Myszka
700 Newport Center Drive
Newport Beach, California  92660-6307

California Race Track Association                              287,616.098              6.04%
P.O. Box 60014
Arcadia, California  91006-6014

CLASS A
Teamsters Union Loc. No. 52 Pension Fund                       276,817.492             18.80%
Attn:  Dennis Vadini
3150 Chester Avenue
Cleveland, Ohio  44114

Merrill Lynch Pierce Fenner & Smith Inc. **                    122,410.254              8.31%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                    469,808.558             19.93%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                    429,817.969              8.26%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
PIMCO Advisors L.P.                                                715.391             65.20%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc. - Reinvest **                           381.798             34.80%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO VALUE 25 FUND

INSTITUTIONAL
First Presbyterian Church of Dallas                             25,510.204            100.00%
408 Park Avenue
Dallas, Texas  75201

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                    119,109.691             80.02%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Donaldson Lufkin Jenrette                                       10,712.440              7.20%
  Securities Corporation Inc.**
P.O. Box 2052
Jersey City, New Jersey  07303-2052

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                     15,830.188             12.66%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Bear Stearns Securities Corp.                                    6,401.256              5.13%
FBO 486-96987-14
1 MetroTech Center North
Brooklyn, New York  11201

Bear Stearns Securities Corp.                                    6,329.114              5.06%
FBO 486-21237-10
1 MetroTech Center North
Brooklyn, New York  11201

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                     37,450.990             31.30%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

First Clearing Corporation                                       9,000.000              7.52%
A/C 7174-2814
Seymour Shlomchik MD IRA
WFS as Custodian
729 Canterbury Lane
Villanova, Pennsylvania  19085

John A. Rundall Trustee                                          7,092.199              5.93%
John A. Rundall Living Trust
U/A Dated 04/11/90
FBO John A. Rundall
2654 Hollyridge Drive
Los Angeles, California  90068

BSDT CUST IRA For the Benefit of                                 6,318.344              5.28%
Howard G. Wold
1002 City Park Blvd.
Alexandria, Louisiana  71301-5113

PIMCO SMALL CAP VALUE FUND

INSTITUTIONAL
Pacific Mutual Life Insurance Company                          393,532.642             12.40%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Little Company Of Mary Hospital                                309,478.597              9.75%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, Pennsylvania  15230

Lucile Packard Foundation for Children                         230,162.916              7.25%
725 Welch Road
Palo Alto, California  94304

Charles Schwab & Co., Inc. Rein**                              202,674.771              6.39%
Attn:  Mutual Funds Dept
101 Montgomery Street
San Francisco, California  94104-4122

ADMINISTRATIVE
National Financial Services Corporation for the                619,964.737             45.33%
Exclusive Benefit of Our Customers**
1 World Trade Center
200 Liberty Street
New York, New York  10281

First Union National Bank **                                   307,642.600             22.49%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina 28288-1151

Wells Fargo Bank TTEE FBO                                       73,618.333              5.38%
Choicemaster (First Interstate)
P. O. Box 9800 Mutual Funds
Calabasas, California  91302-9800

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                  2,226,975.286             27.96%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Norwest Bank MN NA                                             828,431.091             10.40%
Dain Rauscher Retirement Plan
#13281312 DTD 1/97
Attn:  EBS MS 0035
510 Marquette, Suite 500
Minneapolis, Minnesota  55479-0035

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                  1,410,256.142             24.12%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                  1,447,431.158             20.97%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

FTC & Co. #022                                                 440,409.270              6.38%
Attn:  DATAlynx
P.O. Box 173736
Denver, Colorado  80217

PIMCO CAPITAL APPRECIATION FUND

INSTITUTIONAL
Donaldson Lufkin & Jenrette**                                3,816,884.574             18.22%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

Charles Schwab & Co., Inc. - Reinvest **                     2,380,327.597             11.36%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

ADMINISTRATIVE
Invesco Trust Company FBO                                    2,131,382.888             25.84%
Reynolds & Reynolds 401k Plan
P. O. Box 77405
Atlanta, Georgia  30357

Certain Employee (Fidelity) **                               2,017,015.430             24.45%
100 Magetian KWIC
Covington, Kentucky  41015

New York Life Trust Company **                               1,608,830.688             19.50%
51 Madison Avenue, Room 117A
New York, New York  10010

First Union National Bank **                                 1,055,508.220             12.79%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

National Financial Services Corporation for **                 603,438.540              7.31%
the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                    687,938.566             20.85%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Carn & Co. 02087501                                            508,542.530             15.41%
American Yazaki Employee Savings
and Retirement Plan
Attn:  Mutual Funds - Star
P. O. Box 96211
Washington, D.C.  20090-6211

Wachovia Bank FBO VIT Pension Plan                             210,473.762              6.38%
Attn: Mutual Fund Department, 5th Floor
P. O. Box 27602
Richmond, Virginia  23261-7602

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                    350,674.791             17.20%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                    369,895.046             12.76%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest.**                        12,890.273             95.77%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO MID CAP GROWTH FUND

INSTITUTIONAL
Charles Schwab & Co., Inc. - Reinvest **                     6,396,732.633             24.07%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Norwest Bank Minnesota NA Custodian FBO                      1,621,589.932              6.10%
Parkview Memorial Hospital
c/o Mutual Fund Processing
733 Marquette Avenue MS 0036
Minneapolis, Minnesota  55479-0036

ADMINISTRATIVE
Certain Employee (Fidelity) **                               2,064,711.424             42.45%
100 Magellan KW1C
Covington, Kentucky  41015

University of South Dakota Foundation                          453,060.408              9.32%
P.O. Box 5555
Vermillion, South Dakota  57069-5555

UMB TTEE FBO Andrew Profit Sharing Trust                       400,329.702              8.23%
JP Morgan/American Century
P.O. Box 419784
Kansas City, Missouri  64141

First Union National Bank **                                   260,053.425              5.35%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

New York Life Trust Company                                    257,952.033              5.30%
51 Madison Avenue
Room 117A
New York, New York  10010

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                  2,633,051.976             47.70%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                    679,591.939             19.19%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                    657,998.399             15.06%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest.**                        19,384.108             99.28%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

 PIMCO MICRO CAP GROWTH FUND

INSTITUTIONAL
Charles Schwab & Co., Inc. - Reinvest.**                     2,513,470.436             22.60%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Bost & Co. A/C DOMF 8526562                                  1,572,192.506             14.13%
Dominion Resources
Attn: Mutual Fund Operations
P.  O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

University of Southern California                            1,054,372.511              9.78%
Treasurer's Office
University Park, BKS 402
Los Angeles, California 90089-2541

Mac & Co. A/C OBRF 3331012 FBO                                 984,714.133              8.85%
Oberlin College
Attn: Mutual Fund Operations
P.  O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Donald Lufkin & Jenrette**                                     917,973.955              8.25%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303

Mac & Co. A/C PNMF0550382                                      883,353.905              7.94%
Mellon Bank N.A.
Public Service of New Mexico
P. O. Box 3198
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

First Bank N.A., Custodian                                     626,017.360              5.63%
Community Investment Group
St. Paul Foundation
Mutual Funds #10146497
P.O. Box 64010
St. Paul, Minnesota  55164

ADMINISTRATIVE
Northern Trust as Trustee for                                   80,488.203             55.47%
Sunday School Board
dba LifeWay Christian Resources
P.O. Box 92956
Chicago, Illinois  60675

New York Life Trust Company **                                  58,331.052             40.20%
51 Madison Avenue, Room 117A
New York, New York  10010

PIMCO SMALL CAP GROWTH FUND

INSTITUTIONAL
The Jewish Federation of                                     1,279,573.170             20.62%
Metropolitan Chicago
One South Franklin Street, Room 625
Chicago, Illinois 60606-4609

DMNH Foundation                                                779,461.357             12.56%
2001 Colorado Blvd.
City Park
Denver, Colorado  00008-0205

Berklee College of Music, Inc.                                 595,741.955              9.60%
1140 Boylston Street
Boston, Massachusetts  02215-3693

Pacific Mutual Life Insurance Company                          565,810.463              9.12%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

ESOR & Co. A/C 1-429-144-9                                     473,581.005              7.63%
Associated Bank Green Bay
Trust Operations Dept.
P. O. Box 19006
Green Bay, Wisconsin  54307-9006

Employees Retirement System of Jersey City                     450,434.028              7.26%
325 Palisade Avenue
Jersey City, New Jersey  07307-1714

Northern Trust TTEE FBO                                        335,793.358              5.41%
Consolidated Cigar Inc.
Master Pension Trust 22-02096
P.O. Box 92956
Chicago, Illinois  60675

PIMCO CORE EQUITY FUND

INSTITUTIONAL
PIMCO Advisors L.P.                                             40,225.261             74.66%  *
800 Newport Center Dr., 6th Floor
Attn:  Jesse Jue
Newport Beach, California  92660

National Financial Services Corp. for                            9,149.532             16.98%
Exclusive Benefit of their Customers
P.O. Box 3908
Church Street Station
New York, New York  10008-3908

Donaldson Lufkin & Jenrette                                      3,255.072              6.04%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303

ADMINISTRATIVE
PIMCO Advisors L.P.                                                461.894             60.73%
800 Newport Center Dr., 6th Floor
Attn:  Jesse Jue
Newport Beach, California  92660

National Financial Services Corp.                                  189.331             24.89%
for Exclusive Benefit of our Customers**
P.O. Box 3908
Church Street Station
New York, New York  10008-3908

Norwest Bank MN NA                                                 107.073             14.08%
FBO Hanna & Morton LLP Emp. 401K
2700 Snelling Avenue, Suite 300
Minneapolis, Minnesota  55479

PIMCO MID CAP EQUITY FUND

INSTITUTIONAL
Pacific Mutual Life Insurance Company                          171,501.575             50.83%  *
700 Newport Center Drive
Newport Beach, California 92660

IFTC as Custodian for                                           85,615.824             25.38%  *
John W. Barnum
5175 Tilden Street, N.W.
Washington, D.C. 20016-1961

PIMCO Advisors L.P.                                             63,451.777             18.81%
800 Newport Center Dr., 6th Floor
Attn:  Jesse Jue
Newport Beach, California  92660

PIMCO ENHANCED EQUITY FUND

INSTITUTIONAL
Pacific Mutual Life Insurance Company                        1,590,812.141             48.40%  *
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

CMTA-GMPP & Allied Workers Pension                             444,286.138             13.52%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local #19 Pension Trust                                    280,723.478              8.54%
Attn: Allied Administrators Inc.
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                                        207,951.688              6.33%
700 Newport Center Drive
Newport Beach, California  92660

California Race Track Association                              202,206.751              6.15%
P.O. Box 60014
Arcadia, California  91006-6014

PIMCO TARGET FUND

INSTITUTIONAL CLASS
90/10 Portfolio                                                 39,643.576             47.53%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

60/40 Portfolio                                                 35,683.436             42.78%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

30/70 Portfolio                                                  8,062.113              9.67%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                   1,354,497.730             15.12%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                   1,603,363.967             33.50%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                  13,286,953.110             24.74%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO PRECIOUS METALS FUND

CLASS A
USA Petroleum Assurance Corp.                                  368,947.990             26.08%
30101 Agoura Ct., Suite 200
Agoura Hills, California  91301

Woodland Investments Limited                                   324,415.205             22.93%
C/O Lyle Schlyer
30101 Agoura Ct., Suite 212
Agoura Hills, California  91301

Raymond James & Associates Inc. CSDN                            89,928.058              6.36%
T. L. Cloar, Jr. IRA
3502 Grand Rock Circle
Birmingham, Alabama  35223

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                     282,022.869             12.06%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Bexhill Limited                                                147,474.898              6.30%
P.O. Box 2097 GT
Cayman Islands, BWI

PIMCO RENAISSANCE FUND

INSTITUTIONAL CLASS
National Investor Services Corp.                                 7,373.786             99.05%
for the Exclusive Benefit of our Customers**
55 Water Street, 32nd Floor
New York, New York  10041

ADMINISTRATIVE
Chase Manhattan Bank TTEE FBO                                   35,635.064            100.00%
MetLife Defined Contribution Group
770 Broadway, 10th Floor
New York, New York  10003

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                     671,345.308             14.20%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                   1,389,423.969             19.83%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                   3,387,002.663             14.15%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
National Investor Services Corp.                                 1,777.541             54.75%
for the Exclusive Benefit of our Customers
55 Water Street, 32nd Floor
New York, New York  10041

Charles Schwab & Co., Inc. - Reinvest.**                           873.795             26.91%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO Advisors L.P.                                                595.238             18.33%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

PIMCO GROWTH FUND

INSTITUTIONAL CLASS
90/10 Portfolio                                                 16,584.986             47.34%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

60/40 Portfolio                                                 14,735.848             42.06%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

30/70 Portfolio                                                  3,326.395              9.50%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE CLASS
Chase Bank of Texas, N.A. Trustee                              232,277.948             58.83%
1111 Fannin, 10th Floor
Houston, Texas  77002

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                     427,637.524              6.86%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                   1,126,295.317             26.02%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                   7,927,734.101             12.45%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO OPPORTUNITY FUND

INSTITUTIONAL CLASS                                            151,577.183             88.55%
LaSalle Bank, N.A., Custodian
AMFAC - 408039428
P.O. Box 1443
Chicago, Illinois  60690

90/10 Portfolio                                                  9,317.505              5.44%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE CLASS
Chase Bank of Texas, N.A., Trustee                             175,152.501             69.76%
1111 Fannin, 10th Floor
Houston, Texas  77002

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                     601,463.726             15.70%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

American Express Trust Company                                 375,129.190              9.79%
FBO WESCO Distribution Inc.
Retirement Savings Plan
733 Marquette Avenue
Minneapolis, Minnesota  55402-2309

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                   2,651,692.429             22.08%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO INNOVATION FUND

INSTITUTIONAL CLASS
Alpine Trust & Asset Management                                 19,249.701             48.38%
225 North 5th Street
Grand Junction, Colorado  81501

IFTC Custodian                                                   6,461.305             16.24%
Jay R. Jackson (IRA)
1540 Kentwood Lane
York, Pennsylvania  17403

Kuntala Sinha
10 Colonial Drive                                                3,672.889              9.23%
Upper Brookville, New York  11545

Friedmar & Co.                                                   3,055.301              7.68%
C/O The Mechanics Bank
Trust Operations Department
3170 Hilltop Mall Road
Richmond, California  94806

Robert L. Hamilton TTEE                                          2,477.246              6.23%
Under Intervivos Trust
DTD 11/14/68
800 15th Street
Bellingham, Washington  98225

IFTC Custodian                                                   2,226.575              5.60%
IRA R/O Robert L. Hamilton
800 15th Street
Bellingham, Washington  98225

Hamilton Limited Partnership                                     2,149.264              5.40%
800 15th Street
Bellingham, Washington  98225

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                   1,582,075.367             16.68%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                   2,110,260.132             18.23%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                   2,722,148.797             15.35%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest.**                       474,836.781             93.45%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO INTERNATIONAL FUND

INSTITUTIONAL
90/10 Portfolio                                                171,402.367             47.72%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

60/40 Portfolio                                                153,234.890             42.66%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

30/70 Portfolio                                                 34,563.901              9.62%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                      77,519.917              5.68%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                      91,880.510             11.71%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                     931,493.098             10.94%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO INTERNATIONAL GROWTH FUND

INSTITUTIONAL
PIMCO Advisors L.P.                                            284,252.416             50.69%  *
Attn:  Jesse Jue
800 Newport Center Drive, 6th Floor
Newport Beach, CA  92660

Pacific Asset Management LLC                                   154,920.333             27.62%  *
700 Newport Center Drive
Newport Beach, California 92660-6307

Charles Schwab & Co., Inc. - Reinvest.**                       116,206.550             20.72%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO STRUCTURED EMERGING MARKETS FUND

INSTITUTIONAL
Rhode Island Foundation                                        895,124.811             23.83%
Attn:  Michael Jenkenson
70 Elm Street
Providence, Rhode Island  02903

Berklee College of Music, Inc.                                 526,744.087             14.02%
1140 Boylston Street
Boston, Massachusetts  02215-3693

Hartford Foundation                                            335,941.996              8.94%
159 E. Main Street
Rochester, New York  14638

Munsen-Williams-Proctor Institute                              297,905.432              7.93%
Attn:  Anthony Spiridigloizzi
310 Genesee Street
Utica, New York  13502

The Reeves Foundation                                          268,739.950              7.15%
 115 Summit Avenue
Summit, New Jersey  07901

Deseret Mutual Retiree Med. & Life Pl. Tr.                     247,821.868              6.60%
c/o Doug Burton
60 East South Temple Street
Salt Lake City, Utah  84147

Brockton Health Corp. Endowment                                208,235.989              5.54%
Attn:  Steven Connolly
680 Centre Street
Brockton, Massachusetts  02402-3395

PIMCO TAX-EFFICIENT EQUITY FUND

ADMINISTRATIVE
Centurion Trust Company                                      1,204,669.332             76.78%  *
FBO Omnibus/Centurion Capital Management
2425 EB Camelback Road, Suite 530
Phoenix, Arizona  85016

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                      69,116.411             11.01%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

NFSC FEBO #0C8-332321                                           49,164.208              7.83%
The Robb Charitable Trust
Richard A. Robb
U/A 09/04/1990
56 Pilgrim Road
Marblehead, Massachusetts  01945-1750

LEWCO Securities Corp.                                          42,824.236              6.82%
FBO A/C #H10-690959-1-01
34 Exchange Place, 4th Floor
Jersey City, New Jersey  07311

Dain Rauscher Inc. FBO                                          36,701.381              5.85%
Michael G. King and Elizabeth W. King
Long Term Account JT TEN/WROS
14800 164th Place N.E.
Seattle, WA  98101

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                     151,550.195             20.68%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                     295,454.421             25.45%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
PIMCO Advisors L.P.                                                932.836            100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

PIMCO TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND

INSTITUTIONAL
Alscott Investments, LLC                                       994,743.878             16.81%
501 Baybrook Court
Boise, Idaho  83706

Rede & Company (Weyerhaeuser)                                  810,937.720             13.71%
4380 S.W. Macadam, Suite 450
Portland, Oregon  97201

Waycrosse, Inc./International Equity Fund II                   624,830.101             10.56%
P. O. Box 9300, MS 28
Minneapolis, Minnesota  55440-9300

Ruby Trust                                                     588,903.067              9.95%
499 Park Avenue
New York, New York  10022

Charles Schwab & Co., Inc. - Reinvest.**                       539,775.231              9.12%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Alscott Investments, LLC                                       479,994.043              8.11%
501 Baybrook Court
Boise, Idaho  83706

Topaz Trust                                                    348,346.312              5.89%
499 Park Avenue
New York, New York  10022

30/70 PORTFOLIO

INSTITUTIONAL
PIMCO Advisors L.P.                                              1,016.305            100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Stuart B. Crawford & Virginia Crawford                           7,327.728             14.09%
JT TEN WROS NOT TC
4929 Whitcomb Drive
Madison, Wisconsin  53711

Donaldson Lufkin Jenrette                                        6,843.885             13.16%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303

Donaldson Lufkin Jenrette                                        5,429.257             10.44%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303

Mei W. Quinn                                                     4,432.415              8.52%
TOD Howard Wong and Tom E. McGrath
Subject to FDISG TOD Rules
2425 W. New Street
Blue Island, Illinois  60406

Prudential Securities Inc. FBO                                   3,199.285              6.15%
Mrs. Eunice F. Iverson TREE
Eunice Iverson REV LIV TR
UA DTD 10/13/92
850 Novelly Drive
Reno, Nevada  89503

Charles Baumstark and Daniel Baumstark TTEES                     2,918.589              5.61%
Hermann Lumber Company Pension Plan DTD 1/1/99
603 Market Street, P.O. Box 500
Hermann, Missouri  65041

CLASS B
BSDT CUST IRA                                                   23,212.938             13.29%
FBO Miriam P. Squillace
1941 E. River Road
Livingston, Montana  59047-9146

Merrill Lynch Pierce Fenner & Smith Inc. **                     23,102.853             13.23%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

A. G. Edwards & Sons, Inc. C/F                                  19,294.837             11.05%
Dr. James R. Drake
IRA Account
3004 Brownwood Drive
Chattanooga, Tennessee  37404-6309

Janney Montgomery Scott, Inc.                                   13,925.510              7.98%
A/C 1021-6717
Joseph L. Abriola & Gloria C. Abriola JT TEN
1801 Market Street
Philadelphia, Pennsylvania  19103-1675

N. F. Verratti, Inc.                                             9,897.955              5.67%
Profit Sharing Plan DTD 1-1-1983
Nicholas F. Verratti, Jr. TTEE
450 Knowlton Road
Media, Pennsylvania  19063

Joseph L. Abriola (IRA)                                          8,951.303              5.13%
JMS Inc. CUST FBO
A/C 1021-6665
2 Steeplechase Lane
Blue Bell, Pennsylvania  19422-2460

CLASS C
John P. Bohlman TTEE                                            44,655.717              8.63%
U/A DTD Feb. 24, 1973
Bohlman Drug Store Inc. PSP
1028 Wisconsin Ave.
Boscobel, Wisconsin  53805

First Clearing Corporation                                      31,705.579              6.13%
A/C 3766-7636
Louis D. Gura IRA
WFS As Custodian
85 Dogwood Terrace
Ramsey, New Jersey  07446

90/10 PORTFOLIO

INSTITUTIONAL
PIMCO Advisors L.P.                                                916.590            100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Charles Baumstark and Daniel Baumstark TTEES                    16,469.254             24.72%
Herman Lumber Company Pension Plan DTD 1/1/99
603 Market Street, P.O. Box 500
Hermann, Missouri  65041

CLASS B
Donaldson Lufkin Jenrette                                        8,883.347              5.68%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303

60/40 PORTFOLIO

INSTITUTIONAL
PIMCO Advisors L.P.                                                963.806            100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Charles Baumstark and Daniel Baumstark TTEES                    66,763.874             30.73%
Herman Lumber Company Pension Plan DTD 1/1/99
603 Market Street, P.O. Box 500
Hermann, Missouri  65041

BSDT CUST Rollover IRA FBO                                      37,996.882             17.49%
Edmund A. Louie
1165 Corvallis Drive
San Jose, California  95120

Christine A. Dudenhoeffer &                                     14,031.800              6.46%
David C. Klos TTEE
Owensville Lumber Co., Inc. 401K Plan
FBO Plan Participants
1010 Hwy 28 West, P.O. Box 530
Owensville, Missouri  65066

Donaldson Lufkin Jenrette                                       11,430.398              5.26%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                     20,201.388              5.96%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PaineWebber For the Benefit of                                  18,601.996              5.48%
PaineWebber FBO
Elizabeth B. Stoeffler
P.O. Box 3321
Weehawken, New Jersey  07087-8154

CLASS C
John H. & Susan Hutchison TTEES                                 90,291.419              9.43%
Jack & Susan Hutchison Living TR
DTD 10/30/1985
2441 Bayshore Drive
Newport Beach, California  92663

Jeffrey L. E. B. Morse                                          48,758.189              5.09%
P.O. Box 127
Sextonville, Wisconsin  53584

_____________________________________________

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

**  Shares are believed to be held only as nominee.

Custodian

  Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds and Portfolios. Pursuant to a separate sub-custody agreement between IFTC and State Street Bank and Trust Company ("State Street"), State Street serves as subcustodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

  Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

  PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds and Portfolios. PricewaterhouseCoopers LLP provides audit services, accounting assistance, and consultation in connection with SEC filings.

Transfer and Shareholder Servicing Agents

  First Data Investor Services Group, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Trust's Class A, Class B, Class C and Class D shares. National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust's Institutional and Administrative Class shares.

Legal Counsel

  Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as legal counsel to the Trust.

Registration Statement

  This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

  Audited financial statements for the Funds to be provided in a subsequent post-effective amendment to be filed prior to the effective date of this Amendment.

  Audited financial statements for the Funds, as of June 30, 1999, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, each dated August 13, 1999, are incorporated by reference from the Trust's five June 30, 1999 Annual Reports. One Annual Report (the "Retail Annual Report") corresponds to the Class A, B and C Prospectus, another (the "Institutional Annual Report") corresponds to the Institutional Prospectus, another (the "Class D Annual Report") corresponds to the Class D Prospectus, another (the "Retail Portfolio Annual Report") corresponds to the Retail Portfolio Prospectus and the fifth (the "Institutional Portfolio Annual Report") corresponds to the Institutional Portfolio Prospectus. The Trust's June 30, 1999 Annual Reports were filed electronically with the SEC on September 9, 1999 (Accession No. 0001017062-99-001593).

  Unaudited financial statements for the Funds and Portfolios, as of December 31, 1998, for the semi-annual period then ended, including notes thereto, are incorporated by reference from the Trust's four December 31, 1998

Semi-Annual Reports. One Semi-Annual Report (the "Retail Semi-Annual Report") corresponds to the Class A, B And C Prospectus, another (the "Institutional Semi-Annual Report") corresponds to the Institutional Prospectus, another (the "Class D Semi-Annual Report") corresponds to the Class D Prospectus and the fourth (the "Retail Portfolio Semi-Annual Report") corresponds to the Retail Portfolio Prospectus. The Trust's December 31, 1998 Semi-Annual Reports are on file electronically with the SEC (Retail Semi-Annual Report - filed on March 9, 1999, Accession No. 0001017062-99-000418; Institutional Semi-Annual Report - filed on March 9, 1999, Accession No. 0001017062-99-000419; Class D Semi-Annual Report -filed on March 9, 1999, Accession No. 0001017062-99-000423; Retail Portfolio Semi-Annual Report - filed on March 9, 1999, Accession No. 0001017062-99-000421). The Portfolios did not offer Institutional Class or Administrative Class shares during the reporting period ended December 31, 1998.

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Sub-Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

     Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.:  Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PIMCO Funds Shareholders' Guide
   for Class A, B and C Shares


November 1, 1999

This Guide relates to the mutual funds (each, a "Fund") that are series of PIMCO
Funds: Multi-Manager Series (the "MMS Trust") and PIMCO Funds: Pacific Investment Management Series (the "PIMS Trust" and, together with the MMS Trust, the "Trusts"). Unless otherwise indicated, references to the Funds include the PIMCO Funds Asset Allocation Series portfolios (each, a "Portfolio") and PIMCO
Funds: Municipal Bond Series (each, a "Municipal Bond Fund"). The Portfolios are so called "funds-of-funds" which are also series of the MMS Trust, but are offered through a separate prospectus. The Municipal Bond Funds are series of the PIMS Trust, but are also offered through a separate prospectus. The MMS Trust, the PIMS Trust, the Portfolios and Municipal Funds each offer Class A, B and C shares of their respective Funds in separate prospectuses (each, a "Retail Prospectus").

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This Guide is not a prospectus, and should be used in conjunction with the applicable Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, each Retail Prospectus.

PIMCO Funds Distributors LLC distributes the Funds' shares. You can call PIMCO Funds Distributors LLC at 1-800-426-0107 to find out more about the Funds and other funds in the PIMCO Funds family. You can also visit our Web site at www.pimcofunds.com.

TABLE OF CONTENTS

How to Buy Shares......................................................   SG-3
Alternative Purchase Arrangements......................................   SG-8
Exchange Privilege.....................................................  SG-21
How to Redeem..........................................................  SG-23

How to Buy Shares

     Class A, Class B and Class C shares of each Fund are continuously offered through the Trusts' principal underwriter, PIMCO Funds Distributors LLC (the "Distributor") and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). The Distributor is a wholly owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), the investment adviser to the Funds that are series of the MMS Trust, and an affiliate of Pacific Investment Management Company ("Pacific Investment Management"), the investment adviser to the Funds that are series of the PIMS Trust. PIMCO Advisors and Pacific Investment Management are each referred to herein as an "Adviser."

     There are two ways to purchase Class A, Class B or Class C shares: either
(i) through your dealer or broker which has a dealer agreement with the Distributor or (ii) directly by mailing a PIMCO Funds account application (an "account application") with payment, as described below under the heading
Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer). Class A, Class B and Class C shares of the Short Duration Municipal Income, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds are not offered as of the date of this Guide; however, investment opportunities in these Funds may be available in the future.

     Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative") or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge ("CDSC"). See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

     All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

     Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Alternative Purchase Arrangements--Sales at Net Asset Value," the minimum initial investment in Class A, Class B or Class C shares of any Fund is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Direct Investment

     Investors who wish to invest in Class A, Class B or Class C shares of a Fund directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

Purchase by Mail

     Investors who wish to invest directly may send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

     PIMCO Funds Distributors LLC
     P.O. Box 9688
     Providence, RI 02940-0926

     Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

Subsequent Purchases of Shares

     Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Funds Distributors LLC and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Purchase by Mail."

Tax-Qualified Retirement Plans

     The Distributor makes available retirement plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts established with Form 5305-SIMPLE under the Internal Revenue Code of 1986, as amended (the "Code"). These accounts include Simplified Employee Pension Plan (SEP) and Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA and SIMPLE IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This type of plan is available to employees of certain non-profit organizations.

     The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. These prototype plans require certain minimum per participant account sizes and certain minimum aggregate investments in the Trust, and are subject to the small account fees described below that will apply to other plans. Investors should call the Distributor at 1-800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum initial investment for all tax-qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subsequent investment is $100. The minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.

PIMCO Funds Auto-Invest

     The PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker.

PIMCO Funds Auto-Exchange

     The PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

     Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

     Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Exchange Privilege."

PIMCO Funds Fund Link

     PIMCO Funds Fund Link ("Fund Link") connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by First Data Investor Services Group, Inc. (the "Transfer Agent"), the Funds' transfer agent for
Class A, B and C shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

     Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.


Signature Guarantee

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Retail Prospectus.

Account Registration Changes

     Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See "Signature
Guarantee" above. All correspondence must include the account number and must be sent to:

     PIMCO Funds Distributors LLC
     P.O. Box 9688
     Providence, RI 02940-0926

Small Account Fee

     Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16 (paid to the applicable Fund's administrator) will automatically be deducted from direct Fund accounts with balances falling below a minimum level. The valuation of Fund accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from Fund accounts with balances below $2,500 except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any Fund account of a shareholder if the aggregate value of all of the shareholder's Fund accounts is at least $50,000. No small account fee will be charged to employee and employee-related accounts of PIMCO Advisors and/or its affiliates.

Minimum Account Size

     Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the amount necessary to open the type of account involved. If your balance for any Fund is below such minimum for three months or longer, the applicable Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close that Fund account after giving you 60 days in which to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds $50,000.


Alternative Purchase Arrangements

     The Funds offer investors Class A, Class B and Class C shares in the applicable Retail Prospectus. Class A, B and C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Through separate prospectuses, certain of the Funds currently offer up to three additional classes of shares in the United States: Class D, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class and Administrative Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Class D, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operating expenses, Class D, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B or Class C shares. Certain Funds also offer up to two additional classes of shares that are offered only to non-U.S. investors outside the United States: Class J and Class K shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Institutional and Administrative Class shares) or the Distributor at 1-888-87-PIMCO (for Class D shares).

     The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Class A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

Class B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

Class C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.

     In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

     The maximum single purchase of Class B shares of a Fund is $249,999. The maximum single purchase of Class C shares of a Fund is $999,999. The Funds may refuse any order to purchase shares.

     For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distribution and Servicing Plans" below.

Waiver of Contingent Deferred Sales Charges The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability;
(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the exception of a Roth IRA); (iv) any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth
IRA); (vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of either Trust, and by directors, officers and employees of the Distributor, PIMCO Advisors or Pacific Investment Management; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's Fund account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution; (xiv) a redemption by a holder of Class A shares who purchased $1,000,000 or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor; or (xv) a redemption by a holder of Class A shares where the participating broker or dealer involved in the purchase of such shares waived the commission it normally would receive from the Distributor in connection with such purchase pursuant to an agreement with the Distributor.

     The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases: (a) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) involuntary redemptions caused by operation of law; (c) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (d) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (e) up to 10% per year of the value of a Fund account which (i) has a value of at least $10,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See
"How to Redeem--Automatic Withdrawal Plan."

     The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians' certificates, etc.

Initial Sales Charge Alternative--Class A Shares

     Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a 1% CDSC if they redeem such shares during the first 18 months after their purchase.

                    Initial Sales Charge -- Class A Shares

PIMCO Growth, Target, Opportunity, Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, Equity Income, Renaissance, Value, Value 25, Small-Cap Value, Tax-Efficient Equity, International, Innovation and Precious Metals Funds, and PIMCO Funds Asset Allocation Series -- 90/10 and 40/60 Portfolios

-------------------------------------------------------------------------------------------------------------------
Amount of Purchase     Sales Charge as % of Net   Sales Charge as % of Public       Discount or Commission to
                       Amount Invested            Offering Price                    dealers as % of Public Offering
                                                                                    Price
-------------------------------------------------------------------------------------------------------------------
$0 - $49,999           5.82%                      5.50%                             4.75%
-------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999      4.71%                      4.50%                             4.00%
-------------------------------------------------------------------------------------------------------------------
$100,000 - 249,999     3.63%                      3.50%                             3.00%
-------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999    2.56%                      2.50%                             2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999    2.04%                      2.00%                             1.75%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 +           0.00%/(1)/                 0.00%/(1)/                        0.75%/(2)/
-------------------------------------------------------------------------------------------------------------------

30/70 Portfolio

-------------------------------------------------------------------------------------------------------------------
Amount of Purchase     Sales Charge as % of Net   Sales Charge as % of Public       Discount or Commission to
                       Amount Invested            Offering Price                    dealers as % of Public Offering
                                                                                    Price
-------------------------------------------------------------------------------------------------------------------
$0 - $49,999           4.71%                      4.50%                             4.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999      4.17%                      4.00%                             3.50%
-------------------------------------------------------------------------------------------------------------------
$100,000 - 249,999     3.63%                      3.50%                             3.00%
-------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999    2.56%                      2.50%                             2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999    2.04%                      2.00%                             1.75%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 +           0.00%/(1)/                 0.00%/(1)/                        0.50%/(2)/
-------------------------------------------------------------------------------------------------------------------

PIMCO Total Return, High Yield, Long-Term U.S. Government, Global Bond II, Foreign Bond, Emerging Markets Bond, Strategic Balanced and Convertible Bond Funds

----------------------------------------------------------------------------------------------------------------
Amount of Purchase     Sales Charge as % of Net   Sales Charge as % of Public   Discount or Commission to
                       Amount Invested            Offering Price                dealers as % of Public Offering
                                                                                Price
----------------------------------------------------------------------------------------------------------------
$0 - $49,999           4.71%                      4.50%                         4.00%
----------------------------------------------------------------------------------------------------------------
$50,000 - $99,999      4.17%                      4.00%                         3.50%
----------------------------------------------------------------------------------------------------------------
$100,000 - $249,999    3.63%                      3.50%                         3.00%
----------------------------------------------------------------------------------------------------------------
$250,000 - $499,999    2.56%                      2.50%                         2.00%
----------------------------------------------------------------------------------------------------------------
$500,000 - $999,999    2.04%                      2.00%                         1.75%
----------------------------------------------------------------------------------------------------------------
$1,000,000+            0.00%/(1)/                 0.00%/(1)/                    0.50%/(3)/
----------------------------------------------------------------------------------------------------------------


PIMCO Low Duration, Real Return Bond, Municipal Bond, and StocksPLUS Funds

----------------------------------------------------------------------------------------------------------------
Amount of Purchase     Sales Charge as % of Net   Sales Charge as % of Public   Discount or Commission to
                       Amount Invested            Offering Price                dealers as % of Public Offering
                                                                                Price
----------------------------------------------------------------------------------------------------------------
$0 - $49,999           3.09%                      3.00%                         2.50%
----------------------------------------------------------------------------------------------------------------
$50,000 - $99,999      2.56%                      2.50%                         2.00%
----------------------------------------------------------------------------------------------------------------
$100,000 - $249,999    2.04%                      2.00%                         1.75%
----------------------------------------------------------------------------------------------------------------
$250,000 - $499,999    1.52%                      1.50%                         1.25%
----------------------------------------------------------------------------------------------------------------
$500,000 - $999,999    1.27%                      1.25%                         1.00%
----------------------------------------------------------------------------------------------------------------
$1,000,000+            0.00%/(1)/                 0.00%/(1)/                    0.50%/(3)/
----------------------------------------------------------------------------------------------------------------

PIMCO Short-Term Fund

----------------------------------------------------------------------------------------------------------------
Amount of Purchase     Sales Charge as % of Net   Sales Charge as % of Public   Discount or Commission to
                       Amount Invested            Offering Price                dealers as % of Public Offering
                                                                                Price
----------------------------------------------------------------------------------------------------------------
$0 - $49,999           2.04%                      2.00%                         1.75%
----------------------------------------------------------------------------------------------------------------
$50,000 - $99,999      1.78%                      1.75%                         1.50%
----------------------------------------------------------------------------------------------------------------
$100,000 - $249,999    1.52%                      1.50%                         1.25%
----------------------------------------------------------------------------------------------------------------
$250,000+              0.00%/(1)/                 0.00%/(1)/                    0.25%/(3)/
----------------------------------------------------------------------------------------------------------------

PIMCO California and New York Intermediate Bond Funds
-----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

  Amount of Purchase        Sales Charge as % of Net         Sales Charge as % of Public      Discount or Commission to
  ------------------        ------------------------         ---------------------------      -------------------------
                            Amount Invested                  Offering Price                   dealers as % of Public
                            ---------------                  --------------                   ----------------------
                                                                                              Offering Price
                                                                                              --------------
-----------------------------------------------------------------------------------------------------------------------
$0 - $49,999                3.09%                            3.00%                            2.75%
------------                -----                            -----                            -----
-----------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999           2.04%                            2.00%                            1.75%
-----------------           -----                            -----                            -----
-----------------------------------------------------------------------------------------------------------------------
$10,000 - 249,999           2.01%                            1.00%                            0.90%
------------------          -----                            -----                            -----
-----------------------------------------------------------------------------------------------------------------------
$250,000+                   0.00%                            0.00%                            0.25%
---------                   ------                           -----                            ------
-----------------------------------------------------------------------------------------------------------------------

1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares ($250,000 in the case of the PIMCO Short-Term Fund) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the PIMCO Money Market, California Intermediate Bond, and New York Intermediate Bond Funds, purchasers of $1,000,000 or more ($250,00 in the case of the PIMCO Short-Term Income
     Fund) of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of each of these Funds and the Portfolios (except for the 30/70 Portfolio) according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25%
     of amounts over $5,000,000; and of the 30/70 Portfolio according to the following schedule: 0.50% of the first $2,000,000, and 0.25% of amounts over $2,000,000.

3. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 ($250,000 in the case of the PIMCO Short-Term Fund) or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value") of each of these Funds except for the PIMCO Money Market Fund (for which no payment is made) and the PIMCO Short-Term and Short Duration Municipal Income Funds, according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000; and 0.25% of sales of Class A shares of the PIMCO Short-Term and Short Duration Municipal Income Funds in excess of $250,000.

4. The Distributor will pay a commission to dealers who sell $25,000 or more of Class A shares of the PIMCO California Intermediate Bond and New York Intermediate Bonds Funds at an annual rate of 0.25% to be paid in quarterly Installment.

     Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

     Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

Combined Purchase Privilege Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to:

     (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;

     (ii) single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

     (iii) a single purchase for the employee benefit plans of a single employer.

     For further information, call the Distributor at 1-800-426-0107 or your broker.

Cumulative Quantity Discount (Right of Accumulation) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

     (i)   the investor's current purchase;

     (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and

     (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

     For example, if you owned Class A shares of the PIMCO Equity Income Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the PIMCO Growth Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the PIMCO Growth Fund, rather than the 5.50% rate.

Letter of Intent An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) other than the PIMCO Money Market Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund (other than the PIMCO Money Market Fund) made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the eligible PIMCO Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the PIMCO Money Market Fund), you and your spouse each purchase Class A shares of the PIMCO Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the PIMCO Money Market Fund) to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the PIMCO Money Market, Short-Term, Low Duration, Real Return Bond, Short Duration Municipal Income, Municipal Bond and StocksPLUS Funds).

     A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Reinstatement Privilege A Class A shareholder who has caused any or all of his shares (other than PIMCO Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined" in the applicable Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

Sales at Net Asset Value Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of either Trust, PIMCO Advisors, Pacific Investment Management or the Distributor, affiliates of PIMCO Advisors, Pacific Investment Management or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale, (b) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their minor children,
(c) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs (with the exception of Roth IRAs), (d) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, (e) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of a Fund in particular investment products or programs,
(f) accounts for which a trust company affiliated with the Trust or the Fund's Adviser serves as trustee or custodian, and (g) former Class A, Class B and Class C shareholders of the former PIMCO Emerging Markets Fund and PIMCO International Developed Fund (the "Former Funds") who had all of their shares in such Former Fund redeemed in connection with reorganization transactions (the "April Transactions") involving these Funds on April 30, 1999; provided, however, that this waiver applies only until the close of business on December 31, 1999 and, for each such former shareholder, only with respect to a single purchase transaction involving the investment in one or more Funds of some or all of the redemption proceeds received by the shareholder in connection with the April Transactions. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (c) in this paragraph.

Notification of Distributor An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

Class A Deferred Sales Charge For all Funds, except the PIMCO Money Market, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds, investors who purchase $1,000,000 ($250,000 in the case of the PIMCO Short-Term Fund) or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to investors purchasing $1,000,000 ($250,000 in the case of the PIMCO Short-Term and Short Duration Municipal Income Funds) or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

     For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

     The Class A CDSC does not apply to Class A shares of the PIMCO Money Market, California Intermediate Municipal Bond, and New York Intermediate Municipal Bond Funds, but, if PIMCO Money Market Fund Class A shares are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 ($250,000 in the case of the PIMCO Short-Term and Short Duration Municipal Income Funds) or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange.

     The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

Participating Brokers Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Guide and the Retail Prospectuses should be read in connection with such firms' material regarding their fees and services.

Deferred Sales Charge Alternative--Class B Shares

     Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's purchase payment will be invested in shares of the Fund(s) selected. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.

     Class B shares of the PIMCO Short-Term Fund and the PIMCO Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privilege" below. Class B shares are not available for purchase by employer sponsored retirement plans.

     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

     Years Since Purchase               Percentage Contingent
     Payment was Made                   Deferred Sales Charge
     ----------------                   ---------------------

     First                                    5
     Second                                   4
     Third                                    3
     Fourth                                   3
     Fifth                                    2
     Sixth                                    1
     Seventh                                  0*

     * After the seventh year, Class B shares convert into Class A shares as described below.

     In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

     The following example will illustrate the operation of the Class B CDSC:

     Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

     Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.

     For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

     The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements --Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Asset Based Sales Charge Alternative--Class C Shares

     Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

     Years Since Purchase               Percentage Contingent
     Payment was Made                   Deferred Sales Charge
     ----------------                   ---------------------

     First                                    1
     Thereafter                               0

     In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected).

     The following example will illustrate the operation of the Class C CDSC:

     Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

     Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing .75% distribution fees and .25% servicing fees) of the purchase amount for all Funds, except the Money Market, Short-Term Duration, Real Return Bond, Municipal Bond and StocksPLUS Funds. For the PIMCO Low Duration, Real Return Bond, Municipal Bond and StocksPLUS Funds, the Distributor expects to make payments of .75% (representing .50% distribution fees and .25% service fees); for the PIMCO Short-Term Fund, the Distributor expects to make payments of .55% (representing .30% distribution fees and .25% service fees); and for the PIMCO Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

     The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C
CDSC, contact the Distributor at 1-800-426-0107.


Exchange Privilege

     Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors, a shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values (except that a sales charge will apply on exchanges of Class A shares of the PIMCO Money Market Fund on which no sales charge was paid at the time of purchase.) Class A shares of the PIMCO Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no exchange fees or charges. All exchanges are subject to the $2,500 minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

     Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trusts reserve the right to refuse exchange purchases if, in the judgment of the Fund's Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund.

     Currently, each Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trusts have the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trusts have no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

     With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

     Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.


How to Redeem

     Class A, Class B or Class C shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link.

     A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

Direct Redemption

     A shareholder's original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.


Written Requests

     To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI 02940-0926.

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee";

(3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

     Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker.

     If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions

     Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See "How to Buy Shares--Signature Guarantee." Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker.

     By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

     A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions

     If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-

800-426-0107. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

     Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to Buy Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. Either Trust may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker.

PIMCO Funds Automated Telephone System

     PIMCO Funds Automated Telephone System ("ATS") is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after you obtain a Personal Identification Number
(PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares.   You may purchase shares in amounts up to $100,000 by
telephone by calling 1-800-223-2413. You must have established ATS privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares.   With the PIMCO Funds Exchange Privilege, you can exchange
shares automatically by telephone from your Fund Link Account to another PIMCO Funds account you have already established by calling 1-800-223-2413. Please refer to "Exchange Privilege" for details.

Redemptions.   You may redeem shares by telephone automatically by calling 1-
800-223-2413 and the Fund will send the proceeds directly to your Fund bank account. Please refer to "How to Redeem" for details.

Expedited Wire Transfer Redemptions

     If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. Neither Trust currently charges for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. See "How to Buy Shares--Signature Guarantee." This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker.

Certificated Shares

     To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan

     An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable
CDSC) to make each
withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Arrangements-- Waiver of Contingent Deferred Sales Charges."

     Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of payment selected by the shareholder. The Transfer Agent may accelerate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

     Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemptions In Kind

     Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

PART C.  OTHER INFORMATION


Item 23.  Exhibits.

          The letter of each exhibit relates to the exhibit designation in Form N-1A:

          (a) Form of Second Amendment and Restated Agreement and Declaration of Trust (2)

          (b)       Form of First Amended and Restated Bylaws (4)

          (c) (1) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust (2)

               (2) Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders' Voting Powers and Meetings) of the First Amended and Restated Bylaws (4)

          (d)  (1) (i)   Form of Amended and Restated Investment Advisory
                         Agreement (4)

                   (ii) Form of Addendum to Amended and Restated Investment Advisory Agreement to add PIMCO International Growth Fund and PIMCO Tax-Efficient Structured Emerging Markets Fund (6)

                   (iii) Form of Addendum to Amended and Restated
                         Investment Advisory Agreement to add PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund (10)

                   (iv) Form of Addendum to Amended and Restated Investment Advisory Agreement to add PIMCO Funds Asset Allocation Series - 90/10 Portfolio, PIMCO Funds Asset Allocation Series - 60/40 Portfolio, and PIMCO Funds Asset Allocation Series -30/70 Portfolio (9)

                   (v) Form of Addendum to Amended and Restated Investment Advisory Agreement to add PIMCO Mega-Cap Fund (13)

               (2) (i) Form of Portfolio Management Agreement with Pacific Investment Management Company (6)

                   (ii) Form of Portfolio Management Agreement, as amended, with NFJ Investment Group (4)

                   (iii) Form of Addendum to Portfolio Management Agreement
                         with NFJ Investment Group to add PIMCO Value 25 Fund and PIMCO Hard Assets Fund (10)

                   (iv) Form of Portfolio Management Agreement, as amended, with Cadence Capital Management (4)

                   (v) Form of Addendum to Portfolio Management Agreement with Cadence Capital Management to add PIMCO Mega-Cap Fund (13)

                   (vi) Form of Portfolio Management Agreement, as amended, with Parametric Portfolio Associates (4)

                   (vii) Form of Addendum to Portfolio Management Agreement with
                         Parametric Portfolio Associates to add PIMCO Tax-Efficient Structured Emerging Markets Fund (6)

                         (viii) Form of Addendum to Portfolio Management
                                Agreement with Parametric Portfolio Associates to add PIMCO Tax-Efficient Equity Fund (10)

                         (ix) Form of Portfolio Management Agreement with Blairlogie Capital Management (13)

                         (x) Form of Amended and Restated Portfolio Management Agreement with Columbus Circle Investors (4)

                         (xi) Form of Addendum to Portfolio Management Agreement with Columbus Circle Investors to add PIMCO International Growth Fund (6)

                        (xii) Form of Portfolio Management Agreement with Van Eck Associates Corporation (4)

              (e)  (1)  Amended Distribution Contract (4)

                   (2) Form of Amended and Restated Distribution Contract (to add Class D shares) (7)

                   (3)  Form of Addendum to Distribution Contract to add
                        PIMCO International Growth Fund and PIMCO Tax-Efficient Structured Emerging Markets Fund (6)

                   (4)  Form of Addendum to Distribution Contract to add
                        PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund (10)

                   (5)  Form of Addendum to Distribution Contract to add
                        PIMCO Funds Asset Allocation Series - 90/10 Portfolio, PIMCO Funds Asset Allocation Series - 60/40 Portfolio and PIMCO Funds Asset Allocation Series - 30/70 Portfolio (9)

                   (6) Form of Supplement to Distribution Contract to add PIMCO Mega-Cap Fund (13)

              (f)       Not Applicable

              (g)  (1)  Form of Custody and Investment Accounting Agreement with
                        Investors Fiduciary Trust Company (13)

              (h)  (1)  Form of Amended Administration Agreement between the
                        Trust and PIMCO Advisors L.P. (4)

                   (2) Form of Amended and Restated Administration Agreement (to include Class D shares ) between the Trust and PIMCO Advisors L.P. (7)

                   (3) Form of Amendment No. 1 to Amended and Restated Administration Agreement between the Trust and PIMCO Advisors L.P., filed herewith.

                   (4) Form of Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company (4)

                   (5) Form of Amendment to Administration Agreement (to include Class D shares) between PIMCO Advisors L.P. and Pacific Investment Management Company (11)

                   (6)  Form of Agency Agreement and Addenda (1)

                   (7)  Form of Addendum to Agency Agreement (4)

                   (8)  Form of Assignment of Agency Agreement (4)

                   (9)  Form of Addendum to Agency Agreement (6)

                   (10) Form of Transfer Agency Agreement with Shareholder
                        Services, Inc. (3)

                   (11) Form of Service Plan for Institutional Services Shares
                        (6)

                   (12) Form of Administrative Services Plan for Administrative
                        Class Shares (4)

              (i)       Opinion and Consent of Counsel (6)

              (j)  (1)  Consent of PricewaterhouseCoopers LLP filed herewith.

                        (i)  Letter dated October 26, 1999 from
                             PricewaterhouseCooopers LLP to the Securities and Exchange Commission filed herewith.

                   (2)  Consent and Opinion of Coopers & Lybrand LLP (6)

              (k)       Not Applicable

              (l)       Initial Capital Agreement (6)

              (m)  (1)  Form of Distribution and Servicing Plan (Class A) (4)

                   (2)  Form of Distribution and Servicing Plan (Class B) (4)

                   (3)  Form of Distribution and Servicing Plan (Class C) (4)

                   (4) Form of Distribution Plan for Administrative Class Shares (4)

                   (5) Form of Distribution Plan for Class D Shares included as part of the Form of Amended and Restated Administration Agreement included in Exhibit 9(b)

              (n)  (a)  Financial Data Schedules for the period ended
                        6/30/98 (11)

                   (b)  Financial Data Schedules for the period ended
                        12/31/98 (12)

              (o)       Form of Amended and Restated Multi-Class Plan (7)

              (p)  (1)  Powers of Attorney and Certificate of Secretary (1)

                   (2) Power of Attorney for E. Philip Cannon, Donald P. Carter, Gary A. Childress, William D. Cvengros, John P. Hardaway, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, Richard L. Nelson, Lyman W. Porter and Alan Richards (5)

--------------------
1 Included in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.

2 Included in Definitive Proxy Statement (File No. 811-06161), as filed on November 7, 1996.

3 Included in Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of PIMCO Advisors Funds (File No. 2-87203), as filed on November 30, 1995.

4 Included in Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File 33-36528), as filed on January 13, 1997.

5 Included in Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File 33-36528), as filed on October 10, 1997.

6 Included in Post-Effective Amendment No.28 to the Registration Statement on Form N-1A (File 33-36528), as filed on October 31, 1997.

7 Included in Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File 33-36528), as filed on March 13, 1998.

8 Included in Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File 33-36528), as filed on April 21, 1998.


9 Included in Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File 33-36528), as filed on June 30, 1998.

10. Included in Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File 33-36528), as filed on July 2, 1998.

11. Included in Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File 33-36528), as filed on October 30, 1998.

12. Included in Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File 33-36528), as filed on March 31, 1999.

13. Included in Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File 33-36528), as filed on May 25, 1999.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

          Not applicable.

Item 25.  Indemnification

     Reference is made to Article VIII, Section 1, of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Second Amended and Restated Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 27. Business and Other Connections of Investment Advisor and Portfolio Managers.

     Unless otherwise stated, the principal business address of each organization listed in 800 Newport Center Drive, Newport Beach, CA 92660.

                              PIMCO Advisors L.P.

Name                 Position with Advisor         Other Affiliations

Walter E. Auch, Sr.  Member of Management Board    Management Consultant;
                                                   Director, Fort Dearborn Fund,
                                                   Shearson VIP Fund, Shearson
                                                   Advisors Fund, Shearson TRAK
                                                   Fund, Banyan Land Trust,
                                                   Banyan Land Fund II, Banyan
                                                   Mortgage Fund, Allied
                                                   Healthcare Products, Inc.,
                                                   First Western Inc., DHR Group
                                                   and Geotech Industries.

William R. Benz      Member of Management Board    See Pacific Investment
                                                   Management Company.

David B. Breed       Member of Management Board    Director, Managing Director
                                                   and Chief Executive Officer,
                                                   Cadence Capital Management,
                                                   Inc.; Managing Director and
                                                   Chief Executive Officer,
                                                   Cadence Capital Management.

Donald A. Chiboucas  Member of Management Board    Director, Columbus Circle
                                                   Investors Management, Inc.;
                                                   Managing Director, Columbus
                                                   Circle Investors.


Kenneth W. Corba     Member of Management Board.   None.
                     Managing Director and Chief
                     Investment Officer of
                     PIMCO Equity Advisors.

William D. Cvengros  Chief Executive Officer       Trustee and Chairman of the
                     and President, Member of      Trust; Director, PIMCO Funds
                     Management Board              Distributors LLC, Chief
                                                   Executive Officer and
                                                   President, Value Advisors
                                                   LLC; Director, PIMCO Funds
                                                   Advertising Agency; Director,
                                                   President and Chief Executive
                                                   Officer, Thomson Advisory
                                                   Group, Inc.


Walter B. Gerken     Chairman and Member of        Director, Mullin Consulting
                     Management Board              Inc Director, Executive
                                                   Services Corps. of Southern
                                                   California.

Colin Glinsman       Member of Management          Managing Director,
                     Board                         Oppenheimer Capital.

William H. Gross     Operating Board               Director and Managing
                     and Equity Board              Director, PIMCO Management,
                                                   Inc.; Managing Director,
                                                   Pacific Investment Management
                                                   Company; Senior Vice
                                                   President, PIMCO Funds:
                                                   Pacific Investment Management
                                                   Series, PIMCO Variable
                                                   Insurance Trust; Director and
                                                   Vice President, StocksPLUS
                                                   Management, Inc.; Member of
                                                   PIMCO Partners LLC.

Brent R. Harris      Member of Management Board    Director and Managing
                                                   Director, PIMCO Management,
                                                   Inc.; Managing Director,
                                                   Pacific Investment Management
                                                   Company; Director and Vice
                                                   President,

                                                         StocksPLUS Management,
                                                         Inc.; Chairman of the
                                                         Board and Trustee,
                                                         PIMCO Funds: Pacific
                                                         Investment Management
                                                         Series, PIMCO Variable
                                                         Insurance Trust and
                                                         PIMCO Commercial
                                                         Mortgage Securities
                                                         Trust, Inc.; Member of
                                                         PIMCO Partners LLC.

Donald R. Kurtz           Member of Management Board     Donald R. Kurtz Member
                                                         of Management Board
                                                         Formerly, Vice
                                                         President of Internal
                                                         Asset Management,
                                                         General Motors
                                                         Investment Management
                                                         Corp.; Director,
                                                         Thomson Advisory Group
                                                         L.P.

George A. Long            Member of Management Board     Chairman and Chief
                                                         Executive Officer of
                                                         Oppenheimer Capital.


James McCaughan           Member of Management Board     Chief Executive
                                                         Officer, Oppenheimer
                                                         Capital


James F. McIntosh         Member of Management Board     Executive Director,
                                                         Allen Matkins, Leck,
                                                         Gamble & Mallory LLP.
                                                         Formerly, Director,
                                                         Pacific Investment
                                                         Management Company.

Kenneth H. Mortenson      Member of Management Board     Managing Director of
                                                         Oppenheimer Capital.

William F. Podlich, III   Member of Management Board     Director and Managing
                                                         Director, PIMCO
                                                         Management, Inc.;
                                                         Managing Director,
                                                         Pacific Investment
                                                         Management Company;
                                                         Vice President, PIMCO
                                                         Commercial Mortgage
                                                         Securities Trust, Inc.;
                                                         Member of PIMCO
                                                         Partners LLC.

William C. Powers         Member of Management           See Pacific Investment
                          Board                          Management Company.


Glenn S. Schafer          Member of Management           Board President and
                          Board                          Director, Pacific
                                                         Mutual Holding Company,
                                                         Pacific LifeCorp,
                                                         Pacific Life Insurance
                                                         Company, Pacific
                                                         Financial Asset
                                                         Management Corp.,
                                                         PMRealty Advisors,
                                                         Inc.; Director, Pacific
                                                         Mutual Distributors,
                                                         Inc., Mutual Service
                                                         Corporation,
                                                         UnitedPlanners' Group,
                                                         Inc., Thomson Advisory
                                                         Group.

Thomas C. Sutton     Member of Management Board    Chairman, Chief Executive
                                                   Officer and Director, Pacific
                                                   William S. Thomson, Jr.
                                                   Mutual Holding Company,
                                                   Pacific LifeCorp, Pacific
                                                   Life Insurance Company,
                                                   Pacific Financial Asset
                                                   Management Corp.; Director,
                                                   Pacific Mutual Distributors,
                                                   Inc., Mutual Service
                                                   Corporation, United Planners'
                                                   Group, Inc., PMRealty
                                                   Advisors, Inc.


William S. Thomson,  Member of Management Board;   Director, Managing Director
Jr.                  Chairman, Executive           and Chief Executive Committee
                     Committee                     Fitzgerald Officer, PIMCO
                                                   Management, Inc.; Chief
                                                   Executive Officer and
                                                   Managing Director, Pacific
                                                   Investment Management
                                                   Company; Member, President
                                                   and Chief Executive Officer,
                                                   PIMCO Partners LLC; Director
                                                   and President, StocksPLUS
                                                   Management, Inc.; Vice
                                                   President, PIMCO Variable
                                                   Insurance Trust, PIMCO Funds:
                                                   Pacific Investment Management
                                                   Series, and PIMCO Commercial
                                                   Mortgage Securities Trust,
                                                   Inc.; Director, Thomson
                                                   Advisory Group, Inc.



Robert M. Fitzgerald Senior Vice President         Chief Financial Officer and
                     and Chief                     Treasurer, PIMCO Funds
                     Financial Officer             Distributors, LLC, Columbus
                                                   Circle Investors, Columbus
                                                   Circle Investors Management,
                                                   Inc., Cadence Capital
                                                   Management, Inc., NFJ
                                                   Investment Group, NFJ
                                                   Management, Inc., Parametric
                                                   Portfolio Associates,
                                                   Parametric Management, Inc.,
                                                   PIMCO Management, Inc.,
                                                   Pacific

                                                   Investment Management
                                                   Company, and StocksPLUS
                                                   Management, Inc.; Chief
                                                   Financial Officer and
                                                   Assistant Treasurer, Cadence
                                                   Capital Management; Senior
                                                   Vice President and Chief
                                                   Financial Officer, Value
                                                   Advisors LLC; Chief Financial
                                                   Officer, Columbus Circle
                                                   Trust Company; Chief
                                                   Financial Officer and
                                                   Treasurer, PIMCO Funds
                                                   Advertising Agency; Senior
                                                   Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer, Thomson Advisory
                                                   Group, Inc.

Benjamin L. Trosky   Member of Management Board    Managing Director, Pacific
                                                   Investment Management
                                                   Company; Director and
                                                   Managing Director, PIMCO
                                                   Management, Inc.; Senior Vice
                                                   President, PIMCO Commercial
                                                   Mortgage Securities Trust,
                                                   Inc.; Member of PIMCO
                                                   Partners LLC.


Bradley W. Paulson   Vice President                Vice President and Secretary,
                                                   PIMCO Global Advisors
                                                   (Europe) Limited, PIMCO
                                                   Global Advisors (Japan)
                                                   Limited; Vice President,
                                                   Pacific Investment Management
                                                   Company.


Kenneth M. Poovey    Chief Operating Officer       Executive Vice President and
                     and General Counsel           General Counsel, Value
                                                   Advisors LLC and Thomson
                                                   Advisory Group, Inc.


Stephen J. Treadway  Executive Vice President      Chairman, President, and
                                                   Chief Executive Officer,
                                                   PIMCO Funds Advertising
                                                   Agency, Inc., PIMCO Funds
                                                   Distributors LLC, and
                                                   Trustee, President and Chief
                                                   Executive Officer of the
                                                   Trust;

                                                   Executive Vice President,
                                                   Value Advisors LLC.

Robert S. Venable    Vice President                None



James G. Ward        Senior Vice President,        Senior Vice President, Human
                     Human Resources               Resources, Value Advisors
                                                   LLC; Senior Vice President,
                                                   Thomson Advisory Group, Inc.

Richard M. Weil      Senior Vice President -       Senior Vice President,
                     Legal, Secretary              Assistant Secretary, PIMCO
                                                   Management, Inc.; Secretary,
                                                   Cadence Capital Management,
                                                   Inc., NFJ Investment Group,
                                                   NFJ Management, Inc.,
                                                   Parametric Portfolio
                                                   Associates, Parametric
                                                   Management, Inc., and
                                                   StocksPLUS Management, Inc.;
                                                   Assistant Secretary, Columbus
                                                   Circle Investors, Columbus
                                                   Circle Investors Management,
                                                   Inc., Cadence Capital
                                                   Management, PIMCO Funds
                                                   Advertising Agency, Inc. and
                                                   Pacific Management Investment
                                                   Company; Senior Vice
                                                   President, Legal, Secretary
                                                   Value Advisors LLC, Thomson
                                                   Advisors LLC, Thomson
                                                   Advisory Group, Inc., and
                                                   Vice President of the
                                                   Trust.




Frank C. Poli        Vice President, Director of   Compliance Officer,
                     Compliance                    PIMCO Funds Distributors LLC





Vinh T. Nguyen       Vice President, Controller    Vice President, Controller,
                                                   Columbus Circle Investors
                                                   Management, Inc., Cadence
                                                   Capital Management, Inc., NFJ
                                                   Management, Inc., Parametric
                                                   Management, Inc., StocksPLUS
                                                   Management, Inc., PIMCO Funds
                                                   Advertising Agency, Inc.,
                                                   PIMCO

                                                   Funds Distributors LLC,
                                                   and Value Advisors LLC;
                                                   Controller, Pacific
                                                   Investment Management Company
                                                   and PIMCO Management, Inc.




Timothy R. Clark     Vice President, Mutual        Senior Vice President, PIMCO
                     Funds Division                Funds Distributors LLC



Newton B. Schott,    Senior Vice President,        Director, Executive Vice
Jr.                  Mutual Funds Division         President, Chief
                                                   Administrative Officer,
                                                   General Counsel and
                                                   Secretary, PIMCO Funds
                                                   Distributors LLC and PIMCO
                                                   Funds Advertising Agency,
                                                   Inc.; Chief Legal Officer and
                                                   Secretary, Columbus Circle
                                                   Investors, Columbus Circle
                                                   Investors Management, Inc.;
                                                   Senior Vice President, Mutual
                                                   Fund Division; General
                                                   Counsel and Secretary,
                                                   Columbus Circle Trust
                                                   Company; Vice President and
                                                   Secretary, the Trust; Senior
                                                   Vice President, Value
                                                   Advisors LLC.



Diane P. Dubois      Vice President, Finance      None.


Ernest L. Schmider   Senior Vice President        See Pacific Investment
                                                  Management Company



                           Cadence Capital Management
                        Exchange Place, 53 State Street
                          Boston, Massachusetts  02109

Name                     Position with Portfolio   Other Affiliations
                         Manager

William B. Bannick       Managing Director and     Director and Managing
                         Executive Vice President  Director,
                                                   Cadence Capital Management,
                                                   Inc.

David B. Breed          Managing Director and      Member of Management Board,
                        Chief Executive Officer    PIMCO Advisors L.P.;
                                                   Director, Managing Director
                                                   and Chief Executive Officer,
                                                   Cadence Capital Management,
                                                   Inc.

Katherine A. Burdon     Managing Director            None.

Mary Ellen Melendez     Secretary                    None.

Robert M. Fitzgerald    Chief Financial Officer      See PIMCO Advisors L.P.
                        and Assistant Treasurer

Barbara M. Green        Treasurer                    None.

Richard M. Weil         Assistant Secretary          See PIMCO Advisors L.P.





                              NFJ Investment Group
                          2121 San Jacinto, Suite 1440
                              Dallas, Texas  75201

Name                    Position with Portfolio      Other Affiliations
                        Manager

Benno J. Fischer        Managing Director            Director, Managing
                                                     Director, and Co-Chairman,
                                                     NFJ Management, Inc.

Robert M. Fitzgerald    Chief Financial Officer      See PIMCO Advisors L.P.
                        and Treasurer

John L. Johnson         Managing Director            Director, and Co-Chairman
                                                     Managing Director, NFJ
                                                     Management, Inc.

Jack C. Najork          Managing Director            Director, Managing
                                                     Director, Co-Chairman, NFJ
                                                     Management, Inc.

Richard M. Weil         Secretary                    See PIMCO Advisors L.P.

                        Parametric Portfolio Associates
                    7310 Columbia Center, 701 Fifth Avenue,
                        Seattle, Washington  98104-7090

Name                       Position with Portfolio           Other Affiliations

                                  Manager

William E. Cornelius,    Managing Director            Director, Managing
Jr.                                                   Chief Executive Officer
                                                      Parametric Management,
                                                      Inc.

David M. Stein           Managing Director            Director and Managing
                                                      Director, Parametric
                                                      Management, Inc.

Brian Langstraat         Managing Director            None.

Robert M. Fitzgerald     Chief Financial Officer      See PIMCO Advisors L.P.
                         and Treasurer

Richard M. Weil          Secretary                    See PIMCO Advisors L.P.


                Pacific Investment Management Company ("PIMCO")
                      840 Newport Center Drive, Suite 300
                        Newport Beach, California  92660

Name                    Position with Portfolio       Other Affiliations
                        Manager

George C. Allan         Senior Vice President         Senior Vice President,
                                                      PIMCO Management, Inc.

Tamara J. Arnold        Senior Vice President         Senior Vice President,
                                                      PIMCO Management, Inc.

Michael R. Asay         Vice President                Vice President, PIMCO
                                                      Management, Inc.

Leslie A. Barbi         Senior Vice President         Senior Vice President,
                                                      PIMCO Management, Inc.

William R. Benz, II     Managing Director             Director and Managing
                                                      Director, PIMCO
                                                      Management, Inc.; Member
                                                      of PIMCO Partners
                                                      LLC. Member of Management
                                                      Board, PIMCO Advisors L.P.

Gregory A. Bishop        Vice President             None.

Andrew Brick             Senior Vice President      Senior Vice President,
                                                    PIMCO Management, Inc.

John B. Brynjolfsson     Vice President             Vice President, PIMCO
                                                    Management, Inc.

R. Welsley Burns         Managing Director          Executive Vice President,
                                                    PIMCO Management, Inc. and
                                                    the Trust; President, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series; President
                                                    and Director, PIMCO
                                                    Commercial Mortgage
                                                    Securities Trust, Inc.;
                                                    President and Trustee, PIMCO
                                                    Variable Insurance Trust;
                                                    Director, PIMCO Global
                                                    Advisors (Ireland) Limited
                                                    and PIMCO Advisors Funds
                                                    plc.

Carl J. Cohen            Vice President             Vice President, PIMCO
                                                    Management, Inc.

Jerry L. Coleman         Vice President             Vice President, PIMCO
                                                    Management, Inc.

Doug Cummings            Vice President             Vice President, PIMCO
                                                    Management, Inc.

Wendy W. Cupps           Vice President             Vice President, PIMCO
                                                    Management, Inc.

Chris Dialynas           Director                   Managing Director, PIMCO
                                                    Management, Inc.
David J. Dorff           Vice President

Michael Dow              Vice President             Vice President, PIMCO
                                                    Management, Inc. and PIMCO
                                                    Funds:  Pacific Investment
                                                    Management Series.

Anita Dunn               Vice President             Vice President, PIMCO
                                                    Management, Inc.

A. Benjamin Ehlert      Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

Robert A. Ettl          Senior Vice President and   Vice President, PIMCO
                        Chief Operations Officer    Management, Inc.

Anthony L. Faillace     Vice President              Vice President, PIMCO
                                                    Management, Inc.

Robert M. Fitzgerald    Chief Financial Officer     See PIMCO Advisors L.P.
                        and Treasurer

Ursula T. Frisch        Vice President              Vice President, PIMCO
                                                    Management, Inc. and PIMCO
                                                    Funds:  Pacific Investment
                                                    Management Series.

William H. Gross        Managing Director           See PIMCO Advisors L.P.


John L. Hague           Managing Director           Director, PIMCO Management,
                                                    Inc., Member of PIMCO
                                                    Partners LLC.

Gordon C. Hally         Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

Pasi M. Hamalainen      Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

John P. Hardaway        Senior Vice President       Vice President, PIMCO
                                                    Management, Inc.; Treasurer
                                                    of the Trust, PIMCO Funds:
                                                    Pacific Investment
                                                    Management Series, PIMCO
                                                    Commercial Mortgage
                                                    Securities Trust, Inc., and
                                                    PIMCO Variable Insurance
                                                    Trust.

Brent R. Harris         Managing Director           See PIMCO Advisors L.P.


Joseph Hattesohl        Vice President and Manager  Vice President, PIMCO
                        of Fund Taxation            Management, Inc.; Assistant
                                                    Treasurer, the Trust, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series, PIMCO
                                                    Variable Insurance Trust,
                                                    and PIMCO Commercial
                                                    Mortgage Securities Trust,
                                                    Inc.

Raymond C. Hayes        Vice President              Vice President, PIMCO Robert
                                                    G. Herin Management, Inc.
                                                    and PIMCO Funds: Pacific
                                                    Investment Management
                                                    Series.

Robert G. Herin         Vice President              Vice President, PIMCO
                                                    Management, Inc.

David C. Hinman         Vice President              Vice President, PIMCO
                                                    Management, Inc.

Liza Hocson             Vice President              Vice President, PIMCO
                                                    Management, Inc.

Douglas M. Hodge        Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

Brent L. Holden         Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.

Dwight F. Holloway,     Vice President              Vice President, PIMCO
Jr.                                                 Management, Inc.

Jane T. Howe            Vice President              Vice President, PIMCO
                                                    Management, Inc.

Mark Hudoff             Vice President              Vice President, PIMCO
                                                    Management, Inc.

Margaret E. Isberg      Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.;
                                                    Senior Vice President, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series.

James M. Keller         Vice President              Vice President, PIMCO
                                                    Management, Inc.

Sharon K. Kilmer        Executive Vice President    None.

Thomas J. Kelleher      Vice President              Vice President, PIMCO
                                                    Management, Inc.

Raymond G. Kennedy      Senior Vice President       Senior Vice President,
                                                    PIMCO Management, Inc.

Mark R. Kiesel          Vice President              Vice President, PIMCO
                                                    Management, Inc.

Steven P. Kirkbaumer    Vice President              None.

John S. Loftus          Executive Vice President    Executive Vice President,
                                                    PIMCO Management, Inc.; Vice
                                                    President and Assistant
                                                    Secretary, StocksPLUS
                                                    Management, Inc.

David Lown              Vice President              Vice President, PIMCO
                                                    Management, Inc.

Andre J. Mallegol       Vice President              Vice President, PIMCO
                                                    Management, Inc.

Michael E. Martini      Vice President              Vice President, PIMCO
                                                    Management, Inc.

Dean S. Meiling         Managing Director           Director and Managing
                                                    Director, PIMCO Management,
                                                    Inc.; Vice President, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series and PIMCO
                                                    Commercial Mortgage
                                                    Securities Trust, Inc.;
                                                    Member of PIMCO Partners
                                                    LLC.

Joseph V. McDevitt      Executive Vice President    Vice President, PIMCO
                                                    Management, Inc.

James F. Muzzy          Managing Director           Director and Managing
                                                    Director, PIMCO Management,
                                                    Inc.; Vice President, PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series; Director
                                                    and Vice President,
                                                    StocksPLUS Management, Inc.;
                                                    Member of PIMCO Partners
                                                    LLC.

Doris S. Nakamura       Vice President

Vinh T. Nguyen          Controller                  See PIMCO Advisors L.P.

Douglas J. Ongaro       Vice President              Vice President, PIMCO
                                                    Management, Inc. and PIMCO
                                                    Funds:  Pacific Investment
                                                    Management Series.

Thomas J. Otterbein     Vice President              Vice President, PIMCO
                                                    Management, Inc.

Victoria M. Paradis     Vice President              Vice President, PIMCO
                                                    Management, Inc.

Bradley W. Paulson      Vice President              Vice President and
                                                    Secretary, Vice President
                                                    PIMCO Global Advisors
                                                    (Europe) Limited, PIMCO
                                                    Global Advisors (Japan)
                                                    Limited.

Elizabeth M. Philipp    Vice President              Vice President, PIMCO
                                                    Management, Inc.

David J. Pittman        Vice President              None.

William F. Podlich,
III                     Managing Director           See PIMCO Advisors L.P.

William C. Powers       Managing Director           Director and Managing
                                                    Director, PIMCO Management,
                                                    Inc.; Senior Vice President
                                                    PIMCO Commercial Mortgage
                                                    Securities Trust, Inc.;
                                                    Member of PIMCO Partners
                                                    LLC. Member of Management
                                                    Board, PIMCO Advisors L.P.


Edward P. Rennie        Senior Vice President       Senior Vice President, PIMCO
                                                    Management, Inc.

Terry A. Randall        Vice President

Scott L. Roney          Vice President              Vice President, PIMCO
                                                    Management, Inc.

Michael J. Rosborough   Senior Vice President       Senior Vice President,
                                                    PIMCO Management, Inc.

Seth R. Ruthen          Vice President              Vice President, PIMCO
                                                    Management, Inc.

Jeffrey M. Sargent      Vice President and Manager  Vice President of the Trust,
                        Shareholder Services and    PIMCO Management, Inc.;
                                                    Senior Vice President,
                        Fund Administration         PIMCO Funds: Pacific
                                                    Investment Management
                                                    Series, PIMCO Variable
                                                    Insurance Trust, and
                                                    PIMCO Commercial Mortgage
                                                    Securities Trust, Inc.

Ernest L. Schmider      Executive Vice President,   Executive Vice President,
                        Secretary, Chief            Secretary, Chief
                        Administrative and Legal    Administrative
                        Officer                     and Legal Officer, PIMCO
                                                    Management, Inc.; Director,
                                                    Assistant Secretary,
                                                    Assistant Treasurer,
                                                    StocksPLUS
                                                    Management, Inc.;
                                                    Secretary,  PIMCO
                                                    Partners LLC.

Leland T. Scholey       Senior Vice President       Senior Vice President, PIMCO
                                                    Management, Inc., and PIMCO
                                                    Funds: Pacific Investment
                                                    Management Series.

Richard W. Selby        Senior Vice President       None.
                        and Chief Technology
                        Officer

Denise C. Seliga        Vice President              Vice President, PIMCO
                                                    Management, Inc.

Rita J. Seymour         Vice President              Vice President, PIMCO
                                                    Management, Inc.

Christopher Sullivan    Vice President              Vice President, PIMCO
                                                    Management, Inc.

Cheryl L. Sylwester     Vice President              Vice President, PIMCO
                                                    Management, Inc.

Lee R. Thomas, III      Managing Director           Director and Managing
                                                    Director, PIMCO Management,
                                                    Inc.; Member of PIMCO
                                                    Partners LLC.

William S. Thomson,     Director, Managing          See PIMCO Advisors L.P.
Jr.                     Director, Chief
                        Executive Officer

Benjamin L. Trosky      Managing Director           See PIMCO Advisors L.P.


Richard E. Tyson        Vice President              Vice President, PIMCO
                                                    Management, Inc.

Peter A. Van de Zilver  Vice President              Vice President, PIMCO
                                                    Management, Inc.

Marilyn Wegener         Vice President              Vice President, PIMCO
                                                    Management, Inc.

Richard M. Weil         Assistant Secretary         See PIMCO Advisors L.P.


Paul C. Westhead        Vice President              Vice President, PIMCO
                                                    Management, Inc.

Kristen M. Wilsey       Vice President              Vice President, PIMCO
                                                    Management, Inc. and PIMCO
                                                    Funds:  Pacific Investment
                                                    Management Series.

George H. Wood          Senior Vice President       Senior Vice President,
                                                    PIMCO Management, Inc.

Michael A. Yetter       Vice President              Vice President, PIMCO
                                                    Management, Inc.

David Young             Vice President              Vice President, PIMCO
                                                    Management, Inc.

                    Blairlogie Capital Management, Limited
                         4th Floor, 125 Princes Street
                          Edinburgh EH2 4AD, Scotland



Name                    Position with Portfolio     Other Affiliations
                        Manager

Gavin R. Dobson         Chief Executive Officer     Director and Chief Executive
                        and Managing Director       Officer, Blairlogie Holdings
                                                    Limited (U.K.).

James G. S. Smith       Chief Investment Officer    Director and Chief
                        and Managing Director       Investment Officer,
                                                    Blairlogie Holdings
                                                    Limited (U.K.).


                        Van Eck Associates Corporation
                                99 Park Avenue
                           New York, New York  10016


Name                    Position with Portfolio     Other Affiliations
                        Manager

Philip DeFeo            Director, President and     Trustee, Van Eck Funds
                        Chief Executive Officer     ("VEF") and Van Eck
                                                    Worldwide Insurance Trust
                                                    ("WWIT"); Director,
                                                    President and Chief
                                                    Executive Officer,
                                                    Van Eck Securities
                                                    Corporation ("VESC").

John C. van Eck         Chairman of the Board       Chairman of the Board and
                                                    President, VEF and WWIT;
                                                    Chairman of the Board, VESC;
                                                    Director, Eclipse Financial
                                                    Asset Trust.  Formerly,
                                                    Director, Abex Inc.;
                                                    Director, The Henley Group,
                                                    Inc.

Fred M. van Eck         Director                    Trustee, VEF and WWIT;
                                                    Private Investor, Director,
                                                    VESC.

Sigrid S. van Eck       Director, Vice President    Vice President, Assistant
                        and Assistant Treasurer     Treasurer and Director,
                                                    VESC.

Jan van Eck          Director                       Director and Executive Vice
                                                    President, VESC.

Derek M. van Eck     Director and Executive Vice    Director and Executive Vice
                     President; Director, Global    President, VESC; President
                     Investments                    Global Hard Assets Series
                                                    of the Van Eck Funds and
                                                    Worldwide Hard Assets
                                                    Series of WWIT; Vice
                                                    President, Global Balanced
                                                    Series of VEF.

Bruce J. Smith       Vice President, Treasurer,     Vice President, Treasurer,
                     Controller and Chief           Controller and Chief
                     Financial Officer              Financial Officer, VESC;
                                                    Vice President, VEF and
                                                    WWIT.

Thaddeus M.          Vice President, Secretary      Vice President and
Leszcynski           and General Counsel            Secretary, VEF and WWIT;
                                                    Vice President, Secretary
                                                    and General Counsel, VESC.

Henry J. Bingham     Executive Managing Director    Executive Vice President,
                                                    VEF and WWIT; Executive Vice
                                                    President of VESC.

Lucille Palermo      Associate, Mining Research     President, International
                                                    Investors
                                                    Gold and Gold/Resources
                                                    Series of VEF.

Kevin Reid           Director, Real Estate          President, Global Real
                     Research                       Estate Series of VEF and
                                                    Worldwide Real Estate
                                                    Series of WWIT; Vice
                                                    President, Global Hard
                                                    Assets Series of VEF and
                                                    Worldwide Hard Assets
                                                    Series of WWIT.

Charles Cameron      Director, Trading              Vice President, VEF
                                                    and WWIT.

Item 27.   Principal Underwriters.


    (a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of shares for the Registrant and also of PIMCO Funds:
           Pacific Investment Management Series. The Distributor is a wholly owned subsidiary of PIMCO Advisors L.P., the Registrant's Adviser.


    (b)

                          Positions and               Positions
Name and Principal        Offices with                and Offices
Business Address*         Underwriter                 with Registrant

Jeffrey L. Booth          Vice President              Vice President, PIMCO
                                                      Funds Advertising
                                                      Agency, Inc.

James D. Bosch            Regional Vice President     None

Deborah P. Brennan        Vice President              None

Timothy R. Clark          Senior Vice President       None

Jonathan P. Fessel        Vice President              None

Robert M. Fitzgerald      Chief Financial Officer     None
                          and Treasurer

Michael J. Gallagher      Vice President              None

David S. Goldsmith        Vice President              None

Ronald H. Gray            Vice President              None

John B. Hussey            Vice President              None

Edward W. Janeczek        Senior Vice President       None

Stephen R. Jobe           Vice President              Vice President, PIMCO
                                                      Funds Advertising
                                                      Agency, Inc.

Jonathan C. Jones         Vice President              None

Raymond Lazcano           Vice President              None

William E. Lynch          Senior Vice President       None

Kevin D. Maloney          Compliance Officer          None

Jacqueline A. McCarthy    Vice President              None

Andrew J. Meyers          Executive Vice President    Executive Vice
                                                      President,
                                                      PIMCO Funds
                                                      Advertising Agency, Inc.

Fiora N. Moyer            Regional Vice President     None

Philip J. Neugebauer      Vice President              Vice President, PIMCO
                                                      Funds Advertising Agency

Vinh T. Nguyen            Vice President, Controller  None

Joffrey H. Pearlman       Regional Vice President     None

Glynne P. Pisapia         Regional Vice President     None

Francis C. Poli           Compliance Officer          Vice President, Director
                                                      of Compliance, PIMCO
                                                      Advisors L.P.

Mark J. Porterfield       Vice President,             Vice President,
                          Compliance Officer          Compliance Officer,
                                                      PIMCO Advisors L.P.

Newton B. Schott, Jr.     Executive Vice President,   Vice President and
                          Chief Administrative        Secretary
                          Officer, General Counsel
                          and Secretary

Robert M. Smith           Vice President              None

Ellen Z. Spear            Vice President              Vice President, PIMCO
                                                      Funds Advertising
                                                      Agency, Inc.

Daniel W. Sullivan        Vice President              None

William H. Thomas, Jr.    Regional Vice President     None

Stephen J. Treadway       Chairman, President and     Executive Vice
                          Chief Executive Officer     President,
                                                      PIMCO Advisors L.P.
                                                      and Trustee

Paul H. Troyer            Senior Vice President       None

Brian F. Trumbore         Executive Vice President    None

Richard M. Weil           Assistant Secretary         None

Glen A. Zimmerman         Vice President              None

-----------------------

    Principal business address for all individuals listed is 2187 Atlantic Street, Stamford, CT 06902, except for Messrs. Fitzgerald, Maloney, Nguyen, Poli and Weil, for whom the address is 800 Newport Center Drive, Newport Beach, CA 92660.

    (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.   Location of Accounts and Records.

    The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Investors Fiduciary Trust Company, 21 West 10th Street, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217.

Item 29.   Management Services.

           Not Applicable.

Item 30.   Undertakings.

           Not Applicable.

                                    NOTICE
                                    ------

     A copy of the Agreement and Declaration of Trust of PIMCO Funds: Multi-Manager Series (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.


                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 43 (the "Amendment") to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused the Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Stamford, and the State of Connecticut on the 29th of October, 1999.

                              PIMCO FUNDS: MULTI-MANAGER SERIES

                              By: /s/ Stephen J. Treadway
                                  ------------------------------
                                  Stephen J. Treadway,
                                  President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 43 has been signed below by the following persons in the capacities and on the dates indicated.


Name                              Capacity                 Date
----                              --------                 ----

/s/ Stephen J. Treadway           Trustee and President    October 29, 1999
----------------------------
Stephen J. Treadway


John P. Hardaway*                 Treasurer and Principal
----------------------------      Financial and Accounting
John P. Hardaway                  Officer


William D. Cvengros*              Trustee
----------------------------
William D. Cvengros



Joel Segall*                      Trustee
----------------------------
Joel Segall


Donald P. Carter*                 Trustee
----------------------------
Donald P. Carter


E. Philip Cannon*                 Trustee
----------------------------
E. Philip Cannon


Gary A. Childress*                Trustee
----------------------------
Gary A. Childress


Richard L. Nelson*                Trustee
----------------------------
Richard L. Nelson


Lyman W. Porter*                  Trustee
----------------------------
Lyman W. Porter

Alan Richards*                    Trustee
----------------------------
Alan Richards


W. Bryant Stooks*                 Trustee
----------------------------
W. Bryant Stooks


Gerald M. Thorne*                 Trustee
----------------------------
Gerald M. Thorne
                                  *By: /s/ Stephen J. Treadway
                                       ----------------------------
                                        Stephen J. Treadway,
                                        Attorney-In-Fact



                          Date: October 29, 1999

                                 EXHIBIT INDEX


EXHIBIT NO:                     EXHIBIT NAME


(h)(3)          Form of Amendment No. 1 to Amended and Restated Administration
                Agreement.

(j)(1)          Consent of PricewaterhouseCoopers LLP.

(j)(1)(i) Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated October 26, 1999.